As filed with the Securities and Exchange Commission on or about April 30, 2007

================================================================================

                                          1933 Act Registration No. 333-125751
                                           1940 Act Registration No. 811-21774

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
Pre-Effective Amendment No. __                                            [ ]
Post-Effective Amendment No. 40                                           [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
Amendment No. 40                                                          [X]

                        FIRST TRUST EXCHANGE-TRADED FUND
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 241-4141

                             W. Scott Jardine, Esq.,
                              Secretary First Trust
                              Exchange-Traded Fund
                            First Trust Advisors L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2007 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC OMITTED]            [LOGO OMITTED]           FIRST TRUST
                                                      ADVISORS L.P.


               First Trust Amex(R) Biotechnology Index Fund

                               May 1, 2007


FRONT COVER


               First Trust Amex(R) Biotechnology Index Fund

                                PROSPECTUS

                               May 1, 2007

The First Trust Amex(R) Biotechnology Index Fund (the "Fund") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

The Fund lists and trades its Shares on the American Stock Exchange ("AMEX") under the ticker symbol "FBT," at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the Amex(R) Biotechnology Index(SM).

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



                    NOT FDIC INSURED. MAY LOSE VALUE.
                            NO BANK GUARANTEE.


                            Table of Contents

Introduction--First Trust Amex(R) Biotechnology Index Fund ..........................................    3
Who Should Invest in the Fund .......................................................................    3
Tax Efficient Product Structure .....................................................................    3
Investment Objective, Strategies and Risks ..........................................................    3
Additional Investment Strategies ....................................................................    7
Additional Risks of Investing in the Fund ...........................................................    8
Fund Organization ...................................................................................    9
Management of the Fund ..............................................................................    9
How to Buy and Sell Shares ..........................................................................   11
Creations, Redemptions and Transaction Fees .........................................................   12
Dividends, Distributions and Taxes ..................................................................   14
Federal Tax Matters .................................................................................   14
Distribution Plan ...................................................................................   16
Net Asset Value .....................................................................................   17
Fund Service Providers ..............................................................................   18
Index Provider ......................................................................................   18
Disclaimers .........................................................................................   18
Additional Index Information ........................................................................   18
Premium/Discount Information ........................................................................   20
Total Return Information ............................................................................   21
Financial Highlights ................................................................................   22
Other Information ...................................................................................   23

                              Introduction--
               First Trust Amex(R) Biotechnology Index Fund
The Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Amex(R) Biotechnology Index(SM) (the "Index") (Symbol: BTK). First Trust Advisors L.P. ("First Trust") is the investment adviser for the Fund.



                      Who Should Invest in the Fund
The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the Index. The Fund may be suitable for long-term investment in the market represented by the Index and may also be used as an asset allocation tool or as a speculative trading instrument.



                     Tax Efficient Product Structure
Unlike many conventional mutual funds, the Shares are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.



                Investment Objective, Strategies and Risks

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Amex(R) Biotechnology Index(SM).


Principal Investment Strategies
The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. First Trust will seek to match the performance of the Index. The Index is developed by AMEX (the "Index Provider"). The Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. The Index was established with a benchmark value of 200.00 on October 18, 1991.

Real-time publication of the Index began on April 1, 1992. The Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The companies that comprise the Index do not trade exclusively on AMEX, but trade on various exchanges. As of March 30, 2007, the Index was composed of 20 companies. The Fund's investment objective and the 90% investment strategy, both noted above, are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

See "Additional Index Information" for additional information regarding the Index.


Principal Risks of Investing in the Fund
Risk is inherent in all investing. The Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.


Market Risk
One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, the Shares or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.


Index Tracking Risk
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.


Non-Correlation Risk
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While the First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.


Replication Management Risk
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.


Small Cap Company Risk
The Fund may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


Concentration Risk
The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater market risk than more diversified funds.


Biotechnology Companies.
The Fund intends to invest in the securities of biotechnology companies. Biotechnology companies must contend with high development costs; the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls; termination of their patent protection for their drug, vaccine and therapeutic products; and expensive insurance due to the risk of product liability lawsuits. In addition, as an emerging growth sector, biotechnology companies may be thinly capitalized and more volatile as a result. Also, these companies may depend on a few products for all revenues and may depend on their competitors to produce and market their products, making their products susceptible to obsolescence.


Non-Diversification Risk.
The Fund is classified as "non-diversified." As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


Intellectual Property Risk.
The Fund relies on a license that permits the Fund to use its corresponding equity index and the associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.


Issuer Specific Changes Risk.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Fund" for additional information regarding risks.


How the Fund Has Performed
The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.


What Are the Costs of Investing?
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2)
   (Fees paid directly from your investments)                          None
Annual Fund Operating Expenses(3)
   (Expenses that are deducted from the Fund's assets)
      Management Fees                                                  0.40%
      Distribution and Service (12b-1) Fees(4)                         0.00%
      Other Expenses                                                   0.82%
      Total Annual Fund Operating Expenses                             1.22%
      Fee Waivers and Expense Reimbursement(5)                         0.62%
Total Net Annual Fund Operating Expenses                               0.60%
----------------
  (1) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions.
  (2) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing
      Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to
      $2,000) will be charged. See "Creation Transaction Fees and
      Redemption Transaction Fees" below.
  (3) Expressed as a percentage of average daily net assets.
  (4) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25%
      per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Fund does not currently anticipate paying 12b-1 fees.
   5) First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund
      (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding
      0.60% of average daily net assets per year, at least until June 23,
      2008. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60%
      of average daily net assets per year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be as set forth in the table below:

          1 Year         3 Years     5 Years        10 Years
          $61            $326        $611           $1,422

Creation Transaction Fees and Redemption Transaction Fees
The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined below) of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined below) of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that the Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after one year, three years, five years and ten years.

         1 Year         3 Years      5 Years       10 Years
         $7,132         $33,578      $62,060       $143,239

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.



                     Additional Investment Strategies
Each of the policies described herein is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information ("SAI") under "Investment
Objective and Policies."

Equity Securities
The Fund invests primarily in equity securities of U.S. issuers.
Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Fund may invest in equity securities of non-U.S. issuers listed on any national exchange, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.


Short-Term Investments
The Fund may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.


Futures and Options
The Fund may use various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.


Delayed Delivery Securities
The Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.


Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI.



                Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks.


Trading Issues
Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.


Fluctuation of Net Asset Value
The net asset value of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.


Inflation
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Non-U.S. Investment
The Fund may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.


Investment Strategy
The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.



                            Fund Organization
The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.



                          Management of the Fund
First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of the Trust.

First Trust serves as adviser or sub adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 12 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin has been the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management Services, Inc. from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Fund's SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Fund.

First Trust will receive an annual management fee from the Fund equal to 0.40% of the Fund's average daily net assets. A discussion regarding the approval of the Investment Management Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ending June 30, 2008.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year, at least until June 23, 2008. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of average daily net assets per year.


                        How to Buy and Sell Shares
Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and
Transaction Fees."

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades its Shares under the AMEX symbol "FBT." Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. The Trust has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Book Entry
Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

Share Trading Prices
The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.


Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund's shareholders and (b) any attempts to market time the Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.



               Creations, Redemptions and Transaction Fees
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an AP agreement with the Fund's distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Purchase
In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either
(i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Fund's distributor and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Legal Restrictions on Transactions in Certain Stocks
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Redemption
The Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Fund's transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of the Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

                    Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid semi-annually. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.



                           Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status
The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions
Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


Dividends Received Deduction
A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.


Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.


Sale of Shares
If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.


Taxes on Purchase and Redemption of Creation Units
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.


Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.


Non-U.S. Tax Credit
If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

                            Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.



                             Net Asset Value
The Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the- counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board of Trustees or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.



                          Fund Service Providers
The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.

The Trust, on behalf of the Fund, has entered into an agreement with PFPC, Inc. ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.



                              Index Provider
The Index that the Fund seeks to track is compiled by the Index Provider.
The Index Provider is not affiliated with the Fund or First Trust. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and between the Fund and First Trust, which in turn has a licensing agreement with the Index Provider.



                               Disclaimers
The Index is a trademark of the American Stock Exchange LLC and is licensed for use by First Trust. The Fund is not sponsored or endorsed by the American Stock Exchange LLC. American Stock Exchange LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. American Stock Exchange LLC has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. American Stock Exchange LLC is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Fund.

AMERICAN STOCK EXCHANGE LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. AMERICAN STOCK EXCHANGE LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. AMERICAN STOCK EXCHANGE LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL

AMERICAN STOCK EXCHANGE LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                       Additional Index Information

Index Description
The Index is designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics.


Index Calculation
The Index is calculated using a equal-dollar weighting methodology to ensure that each of the component securities is represented in approximately equal dollar amounts in the Index. Equal-dollar weighting was established by designating the number of shares of each component security to represent approximately $10,000 in market value, based on closing prices on October 18, 1991, the date the Index was established. The aggregate value of the stocks was reduced by a divisor to establish a Index benchmark value of 200.00. To ensure that each component stock continues to represent an approximately equal dollar value, adjustments are made after the close of trading on the third Friday of January, April, July and October.


Index Eligibility and Maintenance
The Index is calculated and maintained by the AMEX. The AMEX may change the composition of the Index at any time to reflect the conditions of the biotechnology industry and to ensure that the component securities continue to represent the biotechnology industry. The Index is maintained in accordance with Exchange Rule 901c, which, among other things, requires that securities meet the following requirements in order to be eligible for inclusion in the Index:

 o All component stocks will either be listed on the AMEX, the New York Stock Exchange, or traded through the facilities of the National Association of Securities Dealers Automated Quotation System and reported National Market System securities;
 o A minimum market value of at least $75 million, except that for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, the market value can be at least $50 million;
 o Trading volume in each of the last six months of not less than 1,000,000 shares, except that for each of the lowest weighted component securities in the Index that in the aggregate account for no more than 10% of the weight of the Index, the trading volume may be at least 500,000 shares in each of the last six months;
 o At least 90% of the Index's numerical index value, and at least 80% of the total number of component securities, will meet the current criteria for standardized option trading set forth in Exchange Rule 915;
 o Foreign country securities or American Depositary Receipts ("ADRs") thereon that are not subject to comprehensive surveillance agreements do not in the aggregate represent more than 20% of the weight of the Index.
Page 19


Every quarter after the close of trading on the third Friday of January, April, July and October, the Index portfolio is adjusted by changing the number of shares of each component stock so that each one again represents an approximately equal dollar amount in the Index. The newly adjusted portfolio becomes the basis for the Index's value effective on the first trading day following the quarterly adjustments. If necessary, a divisor adjustment is made to ensure continuity of the Index's value.

The number of shares of each component stock in the Index portfolio remain fixed between quarterly reviews, except in the event of certain types of corporate actions such as the payment of a dividend, other than an ordinary cash dividend, stock distribution, stock split, reverse stock split, rights offering, or a distribution, reorganization, recapitalization, or some such similar event with respect to a component stock. When the Index is adjusted between quarterly reviews for such events, the number of shares of the relevant security will be adjusted, to the nearest whole share, to maintain the component's relative weight in the Index at the level immediately prior to the corporate action. The Index may also be adjusted in the event of a merger, consolidation, dissolution, or liquidation of an issuer of a component stock. In the event of a stock replacement, the average dollar value of the remaining components will be calculated and that amount invested in the new component stock to the nearest whole share. In choosing among biotechnology industry stocks that meet the minimum criteria set forth in Exchange Rule 901c, the AMEX represents that it will make every effort to add new stocks that are representative of the biotechnology industry and will take in account, among other factors, a stock's capitalization, liquidity, volatility, and name recognition. In connection with any adjustments to the Index, the Index divisor is adjusted to ensure that there are no changes to the Index level as a result of non-market forces. Similar to other index values published by the AMEX, the value of the Index is published every 15 seconds through the Consolidated Tape Association's Network B under the ticker symbol "BTK."

Information regarding the methodology for calculating the Index is also found on the AMEX website (www.amex.com).

AMEX publishes the changes to the Index on the effective date of the change. All replacement companies are selected based on the selection criteria set forth herein.

The Fund will make changes to its portfolio on a monthly basis to replicate changes to the Index composition. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the AMEX no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Shares are delisted.

                       Premium/Discount Information
The table that follows presents information about the differences between the Fund's daily market price on the AMEX and its NAV. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the AMEX, as of the time the Fund's NAV is calculated. The Fund's Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against the Fund's NAV. The information shown for the Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results.

                         Bid/Ask Midpoint vs. NAV

               Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points

3/31/2007                     42                   1                     0                     0
12/31/2006                    38                   0                     0                     0
9/30/2006                     20                   0                     0                     0
6/30/2006*                     6                   0                     0                     0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     17                   1                     0                     0
12/31/2006                    25                   0                     0                     0
9/30/2006                     43                   0                     0                     0
6/30/2006*                     0                   0                     0                     0
* Trading commenced on June 23, 2006.

                         Total Return Information
The table below compares the total return of the Fund to the total return of the Index on which it is based. The information presented for the Fund is for the period indicated.

"Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, as of the time that the Fund's NAV is calculated. Since the Fund's Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                   Performance as of December 31, 2006

                         Cumulative Total Returns

                     Inception (06/19/06) to 12/31/06

             NAV                     Market                  Index              NASDAQ Biotech Index
             17.75%                  17.90%                  18.15%                  11.14%


                          Quarter Ended 3/31/07

              NAV                     Market                  Index             NASDAQ Biotech Index
              1.15%                   1.10%                   1.32%                  -2.67%

                           Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the 2006 fiscal year, along with the Fund's financial statements, are included in the Annual Report to Shareholders dated December 31, 2006 and are incorporated by reference in the SAI, which are available upon request.

Financial Highlights
For a Share outstanding throughout each period

                                                             For the Period
                                                             June 19, 2006*
                                                                 through
                                                            December 31, 2006

Net asset value, beginning of period                             $20.00
                                                              ------------
Income from Investment Operations:
Net investment loss**                                             (0.07)
Net realized and unrealized gain**                                 3.62
                                                              ------------
Total from investment operations                                   3.55
                                                              ------------

Net asset value, end of period                                   $23.55
                                                              ============

TOTAL RETURN ***                                                  17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $29,438
Ratios to average net assets:
Ratio of net expenses to average net assets                     0.60%+
Ratio of total expenses to average net assets                   1.22%+
Ratio of net investment loss to average net assets              (0.60)%+
Portfolio turnover rate ++                                         4%

*    Inception date.
**   Based on average shares outstanding.
***  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+    Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                            Other Information
For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Continuous Offering
The Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of
Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the AMEX is satisfied by the fact that the Prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund's performance during the last fiscal year. The Fund's most recent SAI and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-5850 for information on the Public Reference Room. You may also request information regarding the Fund by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

[GRAPHIC OMITTED]                  First Trust Amex(R) Biotechnology
                                                Index Fund






                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                          www.ftportfolios.com




                                                          SEC File # 333-125751
                                                                      811-21774

BACK COVER

[GRAPHIC OMITTED]            [LOGO OMITTED]           FIRST TRUST
                                                      ADVISORS L.P.


               First Trust DB Strategic Value Index Fund

                               May 1, 2007


FRONT COVER



                First Trust DB Strategic Value Index Fund

                                PROSPECTUS

                               May 1, 2007

The First Trust DB Strategic Value Index Fund (the "Fund") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

The Fund lists and trades its Shares on the American Stock Exchange ("AMEX") under the ticker symbol "FDV," at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the Deutsche Bank CROCI(R) US+ Index(TM).

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



                    NOT FDIC INSURED. MAY LOSE VALUE.
                            NO BANK GUARANTEE.

                            Table of Contents
Introduction--First Trust DB Strategic Value Index Fund .............................................    3
Who Should Invest in the Fund .......................................................................    3
Tax Efficient Product Structure .....................................................................    3
Investment Objective, Strategies and Risks ..........................................................    3
Additional Investment Strategies ....................................................................    7
Additional Risks of Investing in the Fund ...........................................................    8
Fund Organization ...................................................................................    9
Management of the Fund ..............................................................................    9
How to Buy and Sell Shares ..........................................................................   11
Creations, Redemptions and Transaction Fees .........................................................   12
Dividends, Distributions and Taxes ..................................................................   14
Federal Tax Matters .................................................................................   14
Distribution Plan ...................................................................................   17
Net Asset Value .....................................................................................   17
Fund Service Providers ..............................................................................   18
Index Provider ......................................................................................   18
Disclaimers .........................................................................................   18
Additional Index Information ........................................................................   19
Premium/Discount Information ........................................................................   24
Total Return Information ............................................................................   25
Financial Highlights ................................................................................   26
Other Information ...................................................................................   27

Page 2
                              Introduction--

                First Trust DB Strategic Value Index Fund
The Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ Index(TM) (the "Index") (Symbol: CROCI). First Trust Advisors L.P. ("First Trust") is the investment adviser for the Fund.



                      Who Should Invest in the Fund
The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the Index. The Fund may be suitable for long-term investment in the market represented by the Index and may also be used as an asset allocation tool or as a speculative trading instrument.



                     Tax Efficient Product Structure
Unlike many conventional mutual funds, the Shares are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.



                Investment Objective, Strategies and Risks

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ Index(TM).


Principal Investment Strategies
The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. First Trust will seek to match the performance of the Index. The Index is developed by Deutsche Bank AG, London Branch (the "Index Provider"). The objective of the Index is to identify companies that may be undervalued based upon their "economic" price/earnings ratios. The Index is an equal dollar weighted index which is intended to reflect the total return performance of the 40 stocks in the Selection Pool (as hereinafter defined) with the lowest positive CROCI Economic Price Earnings Ratios (as defined in "Additional Index Information"). The Selection Pool is determined by taking the 251 stocks with the highest market capitalization in the S&P 500(R) Index (the "S&P 500") and then excluding from that initial pool of 251 stocks any stocks issued by financial companies. The S&P 500 is an equity index that includes the 500 leading companies in leading industries in the U.S. economy. The S&P 500 focuses on the large-cap segment of the market with over 80% coverage by market capitalization of U.S. equities. The 40 stocks selected are those having the lowest "economic" P/E ratio as described under "Additional Index Information." The Index (including the

Selection Pool) is reconstituted on a monthly basis. The Index was constituted by the Index Provider on February 2, 2004 (the "Index Commencement Date"). The Index was initially determined to have a benchmark value of 1,000 at the close of trading on February 1, 1996. The Fund's investment objective and the 90% investment strategy, both noted above, are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

See "Additional Index Information" for additional information regarding the Index.


Principal Risks of Investing in the Fund
Risk is inherent in all investing. The Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.


Market Risk
One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, the Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.


Concentration Risk.
The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater risk than more diversified funds.

Non-Diversification Risk
The Fund is classified as "non-diversified." As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


Index Tracking Risk.
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.


Non-Correlation Risk
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.


Replication Management Risk
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.


Intellectual Property Risk.
The Fund relies on a license that permits the Fund to use the Index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.


Issuer Specific Changes Risk.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Fund" for additional information regarding risks.

How the Fund Has Performed
The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.


What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2)
   (Fees paid directly from your investments)                                                  None
Annual Fund Operating Expenses(3)
   (Expenses that are deducted from the Fund's assets)
      Management Fees                                                                          0.50%
      Distribution and Service (12b-1) Fees(4)                                                 0.00%
      Other Expenses                                                                           2.09%
      Total Annual Fund Operating Expenses                                                     2.59%
      Fee Waivers and Expense Reimbursement(5)                                                 1.94%
Total Net Annual Fund Operating Expenses                                                       0.65%

----------------
   (1) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions.
   (2) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
   (3) Expressed as a percentage of average daily net assets.
   (4) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Fund does not currently anticipate paying 12b-1 fees.
   (5) First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.65% of average daily net assets per year, at least until July 11, 2008. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.65% of average daily net assets per year.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be as set forth in the table below:

    1 Year         3 Years         5 Years         10 Years
    $66            $620            $1,201          $2,779

Creation Transaction Fees and Redemption Transaction Fees
The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined below) of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined below) of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that the Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after one year, three years, five years and ten years.

     1 Year        3 Years       5 Years        10 Years
     $7,641        $63,005       $121,070       $278,927

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.



                     Additional Investment Strategies
Each of the policies described herein is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."


Equity Securities
The Fund invests primarily in equity securities of U.S. issuers.
Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Fund may invest in equity securities of non-U.S. issuers listed on any national exchange, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.

Short-Term Investments
The Fund may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.


Futures and Options
The Fund may use various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.


Delayed Delivery Securities
The Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.


Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI.



                Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks.


Trading Issues
Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.


Fluctuation of Net Asset Value
The net asset value of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.


Inflation
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Non-U.S. Investment
The Fund may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.


Investment Strategy
The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Fund's Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.



                            Fund Organization
The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.



                          Management of the Fund
First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as adviser or sub adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin has been the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management Services, Inc. from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Fund's SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Fund.

First Trust will receive an annual management fee from the Fund equal to 0.50% of the Fund's average daily net assets. A discussion regarding the approval of the Investment Management Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ending June 30, 2008.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Fund's Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year, at least until July 11, 2008. Expenses borne by First

Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.65% of average daily net assets per year.


How to Buy and Sell Shares Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the applicable exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades its Shares under the AMEX symbol "FDV." Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares of the Fund. The Trust has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Book Entry
Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

Share Trading Prices
The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.


Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund's shareholders and (b) any attempts to market time the Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.



               Creations, Redemptions and Transaction Fees
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an AP agreement with the Fund's distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Purchase
In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either
(i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Fund's distributor and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Legal Restrictions on Transactions in Certain Stocks
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Redemption
The Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Fund's transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of the Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.



                    Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid semi-annually. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.



                           Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.


Fund Status
The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


Distributions
Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


Dividends Received Deduction
A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.


Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.


Sale of Shares
If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.


Taxes on Purchase and Redemption of Creation Units
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.


Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.


Non-U.S. Tax Credit
If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.



                            Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.



                             Net Asset Value
The Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the- counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.



                          Fund Service Providers
The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.

The Trust, on behalf of the Fund, has entered into an agreement with PFPC, Inc. ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.



                              Index Provider
The Index that the Fund seeks to track is compiled by the Index Provider. The Index Provider is not affiliated with the Fund or First Trust. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and between the Fund and First Trust, which in turn has a licensing agreement with the Index Provider.



                               Disclaimers
"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index" are service marks of Deutsche Bank. Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

Deutsche Bank does not:
 o   Sponsor, endorse, sell or promote the Fund or its Shares;
 o Recommend that any person invest in the Shares of the Fund or any other securities;
 o Have any responsibility or liability for or make any decisions about the timing or amount of the investments of the Fund or the pricing of its Shares;

 o Have any responsibility or liability for the administration, management, investments or marketing of the Fund; or
 o Consider the needs of the Fund or the owners of Shares of the Fund in determining, composing or calculating the Index or have any obligation to do so.

Deutsche Bank will not have any liability in connection with the Fund. Specifically,
   o Deutsche Bank does not make any warranty, express or implied, and Deutsche Bank disclaims any warranty about:
        o The results to be obtained by the Index, the Fund, the owner of Shares of the Fund or any other person in connection with the use of the Index and the data included in the Index;
        o The accuracy or completeness of the Index and its data; or
        o The merchantability and the fitness for a particular purpose or use of the Index and its data and compliance with applicable laws;
        o Deutsche Bank will have no liability for any errors, omissions or interruptions in the Index or its data; and
        o Under no circumstances will Deutsche Bank be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Deutsche Bank knows that they might occur.

The licensing agreement between Deutsche Bank and First Trust is solely for their benefit and not for the benefit of the owners of Shares of the Fund or any other third parties except the Fund.



                       Additional Index Information
The CROCI Economic Price Earnings Ratio is the "economic" price-earnings ratio (the "P/E Ratio") calculated based on a CROCI (cash return on capital invested) analysis. CROCI is an investment research discipline that makes in-depth adjustments to company financial statements in order to make their P/E Ratios comparable across sectors as well as markets. CROCI is an application of the "residual income valuation model," which attempts to measure a company's ability to earn positive residual income or economic profits (returns that outweigh the company's cost of capital).

The Index and the CROCI Economic Price Earnings Ratio methodology have been developed by Deutsche Bank AG, London Branch, the Index Provider. The CROCI Valuation Group, a part of the research group of Deutsche Bank AG, London Branch, carries out the analysis and calculation of the CROCI Economic Price Earnings Ratios that form the basis of the Index.

Following the Index Commencement Date, on a monthly basis the Index Provider has reconstituted and will continue to reconstitute the Index and determine new component stocks of the Index. The stocks constituting the Index (each an "Index Constituent") will be equally weighted upon each Index reconstitution based on the U.S. dollar value of each stock included in the Index.

The Daily Index Closing Level will be calculated on each trading day by the American Stock Exchange (the "Index Calculation Agent") using the closing price and the weight of each Index Constituent (except in the case of a certain market disruption events). The Index is expressed in U.S. dollars. The current composition of the Index and its levels, including hypothetical levels prior to the Index Commencement Date calculated retrospectively by the Index Provider, are available on the website of the Index Calculation Agent.


CROCI Valuation
The Index is constituted by reference to CROCI Economic Price Earnings Ratios determined for each stock in the Selection Pool. Such ratios are calculated through the application of a research methodology applied by the CROCI Valuation Group. Set forth below is a general explanation of the methodology currently used in calculating these ratios. It should not, however, be regarded as an exhaustive explanation of such research methodology. The methodology may be amended, including during the life of the Fund, as appropriate in light of generally recognized changes in the residual income valuation model applied by investment professionals using that model. The calculation of each CROCI Economic Price Earning Ratio is determined by the CROCI Valuation Group by reference to publicly available information, but adjusted on assumptions made by the CROCI Valuation Group. Such assumptions may subsequently prove not to have been correct. Furthermore, each CROCI Economic Price Earnings Ratio is determined based on historical information and is no guarantee of future results.

The "CROCI Economic Price Earnings Ratio" means, in respect of an Eligible Share (as defined below) in the Selection Pool and the first London business day of a month (a "Selection Date"), the economic price-earnings ratio for such stock determined by the CROCI Valuation Group on such Selection Date as (i) the quotient of (A) the trailing twelve-month Enterprise Value (as defined below) divided by (B) the trailing twelve-month Net Capital Invested (as defined below), divided by
(ii) the trailing twelve-month Cash Return on Capital Invested (as defined below), in each case for such stock on such Selection Date. For example, if the Enterprise Value of an issuer is $20.0 billion, its Net Capital Invested is $10.0 billion and its Cash Return on Capital Invested is 10%, its CROCI Economic Price Earnings Ratio will be ($20.0 billion/$10.0 billion)/0.10 = 20.0.

"Eligible Share" means, in respect of a Selection Date, each stock in the Selection Pool that has a CROCI Economic Price Earnings Ratio for such Selection Date that is greater than zero; provided that certain stocks may be ineligible due to regulatory restrictions on research to which the Index Provider is subject (for example, the Index Provider may be in possession of material non-public information with respect to an issuer as a result of its other activities as a financial institution) or due to unavailability or potential unreliability of financial information on the issuer of the stocks.

The "Enterprise Value" of an issuer is calculated based on (i) its most recent month's average market capitalization, (ii) the value, as determined by the CROCI Valuation Group, of (A) any other equity capital and equity equivalents (including, but not limited to, options and in-the-money convertibles of the issuer) and (B) non-consolidated equity holdings, joint ventures and minority interests, in each case not represented in the market capitalization of the issuer, and (iii) such issuer's debt and debt equivalents (including, but not limited to, pension liabilities, provisioning and items such as advance payments). For example, if the market capitalization of an issuer is $10.0 billion, its other equity capital and capital equivalents and non-consolidated equity holdings, certain joint ventures and minority interests, in each case to the extent not represented in the market capitalization, are $3.0 billion and its debt and debt equivalents are $7.0 billion, its Enterprise Value will be $10.0 billion + $3.0 billion + $7.0 billion = $20.0 billion.

The "Net Capital Invested" means, in respect of an issuer, an amount as determined by the CROCI Valuation Group equal to the sum of the issuer's tangible fixed assets, intangible assets (including, but not limited to, research and development, leased assets and other depreciable intangible assets such as brands) and non-depreciable capital (including, but not limited to, net working capital), less accumulated depreciation, which resultant amount is then adjusted for inflation and represents the net, inflation-adjusted value of all cash spent on creating each such issuer's asset base. For example, if the sum of an issuer's tangible fixed assets, intangible assets and non-depreciable capital is $11.82 billion and the adjustment of such amount for inflation resulted in a 10% increase, and the issuer's accumulated depreciation is $3.0 billion, its Net Capital Invested will be ($11.82 billion x 1.10) - $3.0 billion = $10.0 billion.

"Cash Return of Capital Invested" or "CROCI" means, in respect of an issuer, the inflation-adjusted economic return on such issuer's assets as determined by the CROCI Valuation Group. For an issuer, the economic return is determined differently from the accounting return (as determined in accordance with relevant accounting statements) and is the discount rate which, when applied to the after-tax gross earnings of the issuer, causes the resultant figure to be equal to the weighted average of the total economic capital of the issuer. As used herein, "total economic capital" means, in respect of an issuer, the value, as determined by the CROCI Valuation Group, of the issuer's (i) tangible fixed assets; (ii) advertising and research and development costs (which are items that are normally expensed in the profit and loss account of an issuer's financial statements), which the CROCI Valuation Group deems to have an economic life longer than one year; and (iii) other economic assets that are excluded from the balance sheet, which currently includes leased assets. For example, if the gross after-tax earnings of an issuer are $2.17 billion and its inflation-adjusted total economic capital is $13.31 billion, the CROCI will be 0.10 or 10%, which is the discount rate required so that the value of gross after-tax earnings of $2.17 billion per year, assuming the economic life of these assets are 10 years, would be worth the total economic capital of $13.31 billion.

In calculating the Net Capital Invested and CROCI, adjustments for inflation are made by reference to the U.S. GDP Deflator published by the United States Department of Commerce, Bureau of Economic Analysis.


Index Reconstitution
On each Selection Date, the Index Provider will select the Index Constituents that will replace the Index Constituents then constituting the Index from the Selection Pool. The reconstitution of the Index will take effect on the third trading day following the Selection Day (the "Index Reconstitution Day"). The selection procedure for the Index Constituents is as follows:

              (i) The CROCI Economic Price Earnings Ratio for each Eligible Share in the Selection Pool is determined by the CROCI Valuation Group.
              (ii) The Index Provider selects the 40 Eligible Shares with the lowest positive CROCI Economic Price Earnings Ratio as Index Constituents (with the Eligible Share with the higher Market Capitalization chosen in the case of ties).
              (iii) In the event that there are fewer than 40 Eligible Shares available for inclusion within the Index for the purposes of the Selection Date, then that number of Eligible Shares will be the only Index Constituents until the next Selection Date.

On each Index Reconstitution Day, after the closing prices of the previous and new Index Constituents have been published, the Index

Provider shall determine the Weight for each new Index Constituent as equal to the quotient of (i) the Daily Index Closing Level on such Index Reconstitution Day divided by the number of new Index Constituents and
(ii) the Closing price of such new Index Constituent on such Index Reconstitution Day. In general, the "Weight" means, for each Index Constituent on each trading day, the number of shares, or portion of a share, as applicable, of such Index Constituent contained in the Index on such trading day as calculated by the Index Calculation Agent.


Index Calculation
The "Daily Index Closing Level" will be calculated on each trading day (so long as certain disruption events do not occur), as the sum of the products of (a) the Weight for each Index Constituent and (b) the Closing price of such Index Constituent on such trading day. The Daily Index Closing Level shall be rounded to the nearest two decimal places, with
0.005 being rounded downwards.

Upon the occurrence of certain events such as suspensions, limitations or disruptions of trading on exchanges of shares, publications of market values or banking transactions, the Daily Index Closing Level will not be calculated; provided that if the event continues for a period of eight trading days then the Index Provider will calculate the Daily Index Closing Level having regard to the then prevailing market conditions, the last reported closing price of each relevant Index Constituent and such other conditions that the Index Provider determines relevant for the calculation of the Daily Index Closing Level.

If any change in law or regulations would make calculation of the Index illegal or materially change its economic terms, the Index Provider may modify the methodology of the Index to permit such calculation or prevent such material change. The Index Provider may also make modifications to the terms of or method of calculating the Index or its level to correct errors.


Adjustments to the Index
Amounts used to calculate the Index are subject to adjustment under certain circumstances, as described below.


Dividends.
Upon an Index Constituent going ex-dividend, its Weight will be increased to adjust for the impact of such dividend on the Closing price of such Index Constituent assuming that a percentage of such dividend intended to represent the after-tax amount thereof (currently assumed to be 85%) is reinvested into such Index Constituent.


Dilutive or Concentrative Events.
Upon certain events that may have dilutive or concentrative effects on the value of an Index Constituent, such as stock splits, reverse stock splits, reclassifications and extraordinary dividends and distributions, the Index Provider may make adjustments to the Weight of such Index Constituent or the formula for determining the Daily Index Closing Level to account for that effect.


Extraordinary Events.
If certain events such as a merger event, tender offer, de-listing, nationalization or insolvency occurs in relation to an Index Constituent, the Index Provider shall determine the appropriate adjustment, if any, to be made to the calculation of the Index.


Adjustments to the S&P 500(R) Index.
If the S&P 500(R) Index ceases to exist, is materially changed or is unavailable or unreliable, the Index Provider may select a successor selection pool portfolio to replace the S&P 500(R) Index or, if this is not feasible, make such determinations and/or adjustments as it considers appropriate until there is a suitable replacement portfolio.

Information regarding the methodology for calculating the Index is also found on the AMEX website (www.amex.com) under the symbol "CROCI." The AMEX website for the Index can also be accessed directly at http://www.amex.com/othProd/prodInf/OpPiIndMain.jsp?Product_Symbol=CROCI.

The AMEX publishes the changes to the Index on its website at www.amex.com on the second business day of each month. Two business days following the publishing of the new constituents, at the close of trading, the Index is reconstituted and rebalanced.

The updated values of the Index are distributed by the AMEX during trading hours (9:30 a.m. to 4:15 p.m. New York time) every 15 seconds through its quotation network to a variety of data vendors, such as Bloomberg, CGI Group Inc. and DTN. In addition, delayed quotations of the Index are available on www.amex.com during regular trading hours.

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes to the Index composition. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that the Index Provider no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Shares are delisted.

                       Premium/Discount Information
The table that follows presents information about the differences between the Fund's daily market price on the AMEX and its NAV. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the AMEX, as of the time the Fund's NAV is calculated. The Fund's Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against the Fund's NAV. The information shown for the Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results.

                         Bid/Ask Midpoint vs. NAV

               Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     34                   2                     0                     0
12/31/2006                    30                   1                     0                     0
9/30/2006*                    33                   0                     0                     0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     20                   3                     2                     0
12/31/2006                    32                   0                     0                     0
9/30/2006*                    25                   0                     0                     0

* Trading commenced on July 11, 2006.

                         Total Return Information
The table below compares the total return of the Fund to the total return of the Index on which it is based. The information presented for the Fund is for the period indicated.

"Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the applicable exchange, as of the time that the Fund's NAV is calculated. Since the Fund's Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                   Performance as of December 31, 2006

                         Cumulative Total Returns

                     Inception (07/06/06) to 12/31/06

               NAV                   Market                   Index            S&P 500 Value Index
             10.74%                  10.89%                  10.72%                  12.98%

                          Quarter Ended 3/31/07

               NAV                   Market                   Index            S&P 500 Value Index
              2.95%                   1.95%                   3.09%                   1.34%

                           Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the 2006 fiscal year, along with the Fund's financial statements, are included in the Annual Report to Shareholders dated December 31, 2006 and are incorporated by reference in the SAI, which are available upon request.

Financial Highlights
For a Share outstanding throughout each period

                                                                                     For the Period
                                                                                      July 6, 2006*
                                                                                         through
                                                                                    December 31, 2006

Net asset value, beginning of period                                                     $20.00
                                                                                      ------------
Income from Investment Operations:
Net investment income**                                                                   0.12
Net realized and unrealized gain**                                                        2.03
                                                                                      ------------
Total from investment operations                                                          2.15
                                                                                      ------------

Distributions paid to shareholders from:
Net investment income                                                                    (0.09)
                                                                                      ------------

Net asset value, end of period                                                           $22.06
                                                                                      ============

TOTAL RETURN ***                                                                         10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                    $17,650
Ratios to average net assets:
Ratio of net expenses to average net assets                                              0.65%+
Ratio of total expenses to average net assets                                            2.59%+
Ratio of net investment income to average net assets                                     1.29%+
Portfolio turnover rate ++                                                                  4%

*    Inception date.
**   Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+    Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                            Other Information
For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Continuous Offering
The Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of
Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund's performance during the last fiscal year. The Fund's most recent SAI and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-5850 for information on the Public Reference Room. You may also request information regarding the Fund by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

[GRAPHIC OMITTED]                     First Trust DB Strategic
                                          Value Index Fund









                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                          www.ftportfolios.com




                                                          SEC File # 333-125751
                                                                      811-21774

BACK COVER

[GRAPHIC OMITTED]            [LOGO OMITTED]           FIRST TRUST
                                                      ADVISORS L.P.



               First Trust Dow Jones Internet Index(SM) Fund
            First Trust Dow Jones Select MicroCap Index(SM) Fund

                               May 1, 2007


FRONT COVER


                  First Trust Dow Jones Internet Index(SM) Fund
              First Trust Dow Jones Select MicroCap Index(SM) Fund

                                PROSPECTUS
                               May 1, 2007

Each of First Trust Dow Jones Internet Index(SM) Fund (the "Internet Fund") and First Trust Dow Jones Select MicroCap Index(SM) Fund (the "MicroCap Fund") (each, a "Fund," and collectively, the "Funds") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

Each Fund lists and trades their Shares on the American Stock Exchange ("AMEX") at market prices that may differ to some degree from the net asset value ("NAV") of its Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Each Fund's Creation Units are issued and redeemed principally in-kind for securities included in such Fund's corresponding index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of each Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



                    NOT FDIC INSURED. MAY LOSE VALUE.
                            NO BANK GUARANTEE.


                            Table of Contents
Introduction ........................................................................................    3
Who Should Invest in the Funds ......................................................................    3
Tax Efficient Product Structure .....................................................................    3
First Trust Dow Jones Internet Index(SM) Fund Investment Objective, Strategies and Risks ............    4
First Trust Dow Jones Select MicroCap Index(SM) Fund Investment Objective, Strategies and Risks .....    8
Additional Investment Strategies ....................................................................   13
Additional Risks of Investing in the Funds ..........................................................   14
Fund Organization ...................................................................................   15
Management of the Funds .............................................................................   16
How to Buy and Sell Shares ..........................................................................   17
Creations, Redemptions and Transaction Fees .........................................................   19
Dividends, Distributions and Taxes ..................................................................   20
Federal Tax Matters .................................................................................   21
Distribution Plan ...................................................................................   23
Net Asset Value .....................................................................................   24
Fund Service Providers ..............................................................................   24
Index Provider ......................................................................................   25
Disclaimers .........................................................................................   25
Additional Index Information ........................................................................   26
Premium/Discount Information ........................................................................   28
Total Return Information ............................................................................   29
Financial Highlights ................................................................................   30
Other Information ...................................................................................   32

Page 3
                              Introduction--
               First Trust Dow Jones Internet Index(SM) Fund
            First Trust Dow Jones Select MicroCap Index(SM) Fund

Each Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index. First Trust Advisors L.P. ("First Trust") is the investment adviser for the Funds.



                      Who Should Invest in the Funds
The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the applicable index (each individual index is referred to herein as an "Index" and collectively as the "Indices"). The Funds may be suitable for long-term investment in the market represented by the applicable Index and may also be used as an asset allocation tool or as a speculative trading instrument.



                     Tax Efficient Product Structure
Unlike many conventional mutual funds, the Shares of each Fund are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares of each Fund have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

               First Trust Dow Jones Internet Index(SM) Fund

                Investment Objective, Strategies and Risks

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index") (Symbol: DJINET).


Exchange-Listed
The Shares are listed and trade on the AMEX under the ticker symbol
"FDN."


Principal Investment Strategies
The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is developed by Dow Jones & Company, Inc. (the "Index Provider"). First Trust will seek to match the performance of the Index. The Index is designed to include only companies whose primary focus is Internet-related. To be eligible for inclusion in the Index, a company must generate at least 50% of its revenues from Internet commerce or services and must currently be included in the Dow Jones U.S. Index. The Index is divided between two types of Internet companies -- Internet commerce companies and Internet services companies. Internet commerce companies are defined as those that derive the majority of their revenues from providing goods or services through an open network, whereas Internet services companies are defined as those that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet. As of the date of this prospectus, the Index includes 15 Internet commerce stocks and 25 Internet services stocks. Though the total stock number has remained at 40 since the Index's inception in February 1999, this number is not fixed, but rather may be raised as the market grows to cover at least 80% of market capitalization. The Fund's investment objective and the 90% investment strategy, both noted above, are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

Index Construction
The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. To be eligible for inclusion, a stock issued through an initial public offering must have a minimum of three months' trading history. Spinoffs require this history only if the parent stock has been trading for less than three months.

An Index-eligible stock must also have:

 o Three-month average market capitalization of at least $100 million;
 o Three-month average closing price above $10 (for new components); and
 o Sufficient trading activity to pass liquidity tests.

Index components are selected using an equally-weighted combination of market capitalization and trading volume (three-month averages for both factors). All stocks are ranked by float-adjusted market capitalization and then by share volume. The ranks are then summed in order to determine a company's score. Companies are then sorted in descending order of score and possible additions or deletions are determined by a company's position within either the Internet services sector or the Internet commerce sector.

The Index is weighted by market capitalization, except that a ceiling is imposed on very large stocks. A stock's market value is limited to no more than 10% of either the Dow Jones Internet Commerce Index or Dow Jones Internet Services Index. This limitation is reviewed and applied on the third Friday of each quarter-end, which means that it is possible for a stock to exceed 10% of either the Dow Jones Internet Commerce Index or Dow Jones Internet Services Index between review cycles.

See "Additional Index Information" for additional information regarding the Index.


Principal Risks of Investing in the Fund
Risk is inherent in all investing. The Fund's Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.


Market Risk
One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Concentration Risk.
The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater risk than more diversified funds.


Internet Companies.
The Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many Internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.


Non-Diversification Risk.
The Fund is classified as "non-diversified." As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


Index Tracking Risk
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.


Non-Correlation Risk
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While the First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.


Replication Management Risk
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.


Small Cap Company Risk.
The Fund may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


Intellectual Property Risk.
The Fund relies on a license that permits the Fund to use its corresponding equity index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.


Issuer Specific Changes Risk.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


How the Fund Has Performed
The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.

            First Trust Dow Jones Select MicroCap Index(SM) Fund
               Investment Objective, Strategies and Risks


Investment Objective
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Dow Jones Select MicroCap Index(SM)* (the "Index") (Symbol: DJSM). The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval.


Exchange-Listed
The Shares are listed and trade on the AMEX under the ticker symbol
"FDM."



Principal Investment Strategies
The Fund will normally invest at least 80% of its total assets in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is developed by Dow Jones & Company, Inc. (the "Index Provider"). First Trust will seek to match the performance of the Index. The Index is comprised of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), the AMEX and NASDAQ with limited partnerships excluded. The 80% investment policy noted above is a non-fundamental policy and requires 60 days' prior written notice to shareholders before it can be changed. As a non-fundamental policy, the Board of Trustees of the Trust can change such policy without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Fund will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight another stock in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques or futures or other derivative instruments, in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

----------------
   * "Dow Jones" and "The Dow Jones Select MicroCap Index(SM)" are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on The Dow Jones Select MicroCap Index,SM is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product.

Index Construction
The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the NYSE, the AMEX and NASDAQ that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole.

All stocks traded on the NYSE are ranked by full market capitalization, and then are divided into deciles containing equal numbers of securities. Deciles nine and ten are defined as microcaps. All stocks traded on the NYSE, the AMEX and NASDAQ whose market capitalizations are within or below the microcap range defined by the NYSE stocks are included in the selection universe.

Currently, the Index composition is determined by selecting stocks from the universe based on size, trading volume and financial indicators in the following manner:

 1. Eliminate from the selection universe any securities that do not meet all three of the following criteria:
        o Within the top 1,000 stocks by full market capitalization
        o Within the top 1,000 stocks by three-month dollar volume
        o Within the top 1,500
 stocks by one-month dollar volume

 2. Exclude stocks that rank within the bottom 20% of the filtered selection universe based on any one of the following factors:
        o  Trailing P/E ratio (highest are excluded)
        o  Trailing price/sales ratio (highest are excluded)
        o  Per-share profit change for the previous quarter
           (lowest are excluded)
        o  Operating profit margin (lowest are excluded)
        o  Six-month total return (lowest are excluded)

Individual securities for which financial ratios or return data are not available are not subjected to the applicable screens. Accordingly, such securities will not be excluded from the Index merely because such data is not available.

See "Additional Index Information" for additional information regarding the Index.



Principal Risks of Investing in the Fund
Risk is inherent in all investing. The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.


Market Risk
One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Index Tracking Risk
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.


Non-Correlation Risk
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While the First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.


Replication Management Risk
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.


Microcap Company Risk
The Fund invests in microcap companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


Intellectual Property Risk.
The Fund relies on a license that permits the Fund to use its corresponding equity index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.


Issuer Specific Changes Risk.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.

How the Fund Has Performed
The chart and table below illustrate annual calendar year returns for the past year as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2006. This information is intended to help you assess the potential rewards and risks of an investment in the Fund. The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


First Trust Dow Jones Select MicroCap Index(SM) Fund
Total Returns(1)
----------------
(1) The Fund's year-to-date return on net asset value for the period from 12/31/06 to 3/31/07 was 0.84%.

During the year ended December 31, 2006, the Fund's highest and lowest calendar quarter returns were 10.85%% and -4.62%, respectively, for the quarters ended Marcfh 31, 2006 and June 30, 2006. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

First Trust Dow Jones Select MicroCap Index(SM) Fund
Average Annual Total Returns for the Periods Ended December 31, 2006

                                                         1 Year              Since Inception
                                                                                (9/27/2005)
Returns Before Taxes                                      15.69%                  15.58%

After Taxes on Distributions                              15.58%                  15.47%

After Taxes on Distributions and Sale of Shares           10.19%                  13.21%

Russell 2000 Index                                        18.44%                  16.76%

What Are the Costs of Investing?
This table describes the fees and expenses that you may pay if you buy and hold Shares of each of the Funds.(1)

                                      Annual Fund Operating Expenses(3) (Expenses that are deducted from the Fund's assets)


                       Shareholder
                       Transaction
                       Expenses(1)(2)             Distribution                  Total Annual   Fee Waivers
                       (Fees paid                 and                           Fund           and            Net Annual
                       directly from              Service         Other         Operating      Expense          Fund
                       your           Management (12b-1)          Expenses      Expenses       Reimbursement  Operating
                       investments)   Fees       Fees(4)                                                       Expenses

Internet Fund          None            0.40%      0.00%           0.84%           1.24%          0.64%          0.60%

MicroCap Fund          None            0.50%      0.00%           0.68%           1.18%          0.58%          0.60%

-------
  (1) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions.
  (2) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
  (3) Expressed as a percentage of average daily net assets.
  (4) Each Fund has adopted a distribution and service (12b-1) plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by each Fund and each Fund does not currently anticipate paying 12b-1 fees.
  (5) First Trust has agreed to waive fees and/or pay each Fund's expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding a certain percentage of average daily net assets per year (the "Expense Cap") as set forth in the table below, at least until during the term set forth below (the "Expense Cap Term "). Expenses borne by First Trust are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap.

  Fund                         Expense Cap                           Expense Cap Term
  Internet Fund                0.60% of average daily net assets     June 23, 2006 to June 23  2008
  MicroCap Fund                0.60% of average daily net assets     September 30, 2007 to May 15, 2008

Example
This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of each of the Funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then you retain the Shares or sell all of your
Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be as set forth in the table below:
Fund                1 Year         3 Years         5 Years          10 Years
Internet Fund       $61            $330            $619             $1,443
MicroCap Fund       $61            $317            $593             $1,380

Creation Transaction Fees and Redemption Transaction Fees
The Funds issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined below) of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined below) of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that a Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated

Fund            1 Year         3 Years         5 Years          10 Years
Internet Fund   $7,132         $34,006         $62,939          $145,343
MicroCap Fund   $7,132         $32,721         $60,301          $139,018


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of a Fund and do not impact a Fund's expense ratio.



                     Additional Investment Strategies
Each of the policies described herein is a non-fundamental policy of each Fund that may be changed by the Board of Trustees of the Trust without shareholder approval. The investment objective of the MicroCap Fund is a fundamental policy of the Fund that may only be changed with shareholder approval. Certain other fundamental policies of the MicroCap Fund and certain fundamental policies of the Internet Fund are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."

Equity Securities
The Funds invest primarily in equity securities of U.S. issuers. Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Funds may invest in equity securities of non-U.S. issuers listed on any national exchange if such securities are included in the applicable Index, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.


Short-Term Investments
The Funds may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.


Futures and Options
The Funds may use various investment strategies designed to hedge against changes in the values of securities the Funds own or expect to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.


Delayed Delivery Securities
The Funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.


Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Fund's SAI.



                Additional Risks of Investing in the Funds
Risk is inherent in all investing. Investing in each Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that each Fund will meet its stated objectives. Before you invest, you should consider the following risks.


Trading Issues
Trading in Shares on the applicable exchange may be halted due to market conditions or for reasons that, in the view of the applicable exchange, make trading in Shares inadvisable. In addition, trading in Shares on the applicable exchange is subject to trading halts caused by extraordinary market volatility pursuant to the applicable exchange "circuit breaker" rules. There can be no assurance that the requirements of the applicable exchange necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.


Fluctuation of Net Asset Value
The net asset value of the Funds' Shares will generally fluctuate with changes in the market value of each Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the
Page 14

AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.


Inflation
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Non-U.S. Investment
The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.


Investment Strategy
Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by a Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.



                            Fund Organization
Each Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

                         Management of the Funds
First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin has been the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management Services, Inc. from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Fund's SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment

Committee and ownership by members of the Investment Committee of Shares of the Fund.

The table below sets forth the annual management fee level that First Trust receives from each Fund as well as the amounts paid by the Funds for the most recently completed fiscal year (net of expense reinvestment). A discussion regarding the approval of the Internet Fund's Investment Management Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ending June 30, 2008. A discussion regarding the renewal of the MicroCap Fund's Investment Management Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ending June 30, 2007.

                                                               Fee Paid for Fiscal Year Ended 12/31/06
Fund                      Annual Management Fee                (net of reimbursement)
Internet Fund             0.40%  of average daily net assets   0.00% of average daily net assets
MicroCap Fund             0.50% of average daily net assets    0.00% of average daily net assets

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to each Fund's corresponding Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding a certain percentage of average daily net assets per year (the "Expense Cap"), as set forth below, at least during the term as set forth below (the "Expense Cap Term"). Expenses borne by First Trust are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund exceeding its Expense Cap.

  Fund                         Expense Cap                           Expense Cap Term
  Internet Fund                0.60% of average daily net assets     June 23, 2006 to June 23, 2008
  MicroCap Fund                0.60% of average daily net assets     September 30, 2007 to May 15, 2008

                        How to Buy and Sell Shares
Shares will be issued or redeemed by the Funds at NAV value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to such Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares of each Fund. The Trust has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1).


Book Entry
Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.


Share Trading Prices
The trading prices of Shares of a Fund on the AMEX may differ from such Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Funds every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.


Frequent Purchases and Redemptions of the Funds' Shares
The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by each Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Funds issue and redeem their Shares at net asset value per Share for a basket of securities intended to mirror a Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Funds' shareholders and (b) any attempts to market time the Funds by shareholders would not be expected to negatively impact the Funds or their shareholders.

               Creations, Redemptions and Transaction Fees
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an AP agreement with the Funds' distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Purchase
In order to purchase Creation Units of the Funds, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in each Fund's corresponding Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either
(i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Funds' distributor and transfer agent, with respect to purchases and redemptions of Creation Units of each Fund. All orders must be placed for one or more whole Creation Units of Shares of the Funds and must be received by the Funds' transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Funds' transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that a Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Stocks
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Redemption
The Funds' custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Fund's transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of a Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Funds' transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Funds with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.



                    Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.



                           Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.


Fund Status
Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


Distributions
Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


Dividends Received Deduction
A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.


Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Funds will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.


Sale of Shares
If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.


Taxes on Purchase and Redemption of Creation Units
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Deductibility of Fund Expenses
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you.


Non-U.S. Tax Credit
If a Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes a Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.



                            Distribution Plan
FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

                             Net Asset Value
Each Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAVe per Share. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the- counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by a Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.



                          Fund Service Providers
The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.

The Trust, on behalf of each Fund, has entered into an agreement with PFPC, Inc. ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.

                              Index Provider
The Index that each respective Fund seeks to track is compiled by the Index Provider. The Index Provider is not affiliated with the Funds or First Trust. The Funds are entitled to use the Index pursuant to a sublicensing arrangement by and between each Fund and First Trust, which in turn has a licensing agreement with the Index Provider.



                               Disclaimers

Internet Fund Disclaimer
"Dow Jones" and "Dow Jones Internet Composite Index(SM)" are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Trust with respect to the Fund, other than the licensing of the Dow Jones Internet Composite Index(SM) (the "Index") and its related service mark for use in connection with the Fund.

Dow Jones does not:
 o  Sponsor, endorse, sell or promote the Fund.
 o Recommend that any person invest in the Fund or any other financial products.
 o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Fund.
 o Have any responsibility or liability for the administration, management or marketing of the Fund.
 o Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Index, or have any obligation to do so.

Dow Jones will not have any liability in connection with the Fund. Specifically, o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
 o The results to be obtained by the Fund, the owner of the Fund or any other person in connection with the use of the Index and the data included in the Index;
 o   The accuracy or completeness of the Index related data;
 o The merchantability and the fitness for a particular purpose or use of the Index or related data;
 o Dow Jones will have no liability for any errors, omissions or interruptions in the Index or related data;
 o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing relating to the use of the Index and trademarks referred to above by the Trust is solely for the benefit of the Fund, and not for any other third parties.

MicroCap Fund Disclaimer
The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dow Jones' only relationship to First Trust is the licensing of certain trademarks and trade names of Dow Jones and of The Dow Jones Select MicroCap Index(SM), which is determined, composed and calculated by Dow Jones without regard to First Trust or the Fund. Dow Jones has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating The Dow Jones Select MicroCap Index(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS
TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES
(INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.



                       Additional Index Information

Internet Fund
The Dow Jones Internet Composite Index(SM) (the "Internet Index") was released by Dow Jones for circulation in February 1999. The composition of the Internet Index is reviewed by Dow Jones quarterly and additions to or subtractions from the Internet Index occur on the 3rd Friday of March, June, September and December, which may impact the relative weightings of the securities in the Internet Index. Daily historical hypothetical Internet Index values are calculated by Dow Jones and are available dating back to June 30, 1997. The base value of the Internet Index was set at 100.00 as of the close of trading on June 30, 1998. The Internet Index is weighted based on float-adjusted market capitalization. Float-adjusted capitalization reflects what Dow Jones believes to be the outstanding shares minus non-publicly held shares multiplied by the market price. Dow Jones believes that the use of float-adjusted capitalization results in companies with fewer publicly offered shares having a smaller weighting in the Internet Index.

Currently, the Internet Index consists of 40 common stocks. New components are not eligible to be displaced from the Internet Index for a period of six months following their addition, except in cases of the companies being acquired. A non-component's score must rank 15th or higher in the Internet services sector and 10th or higher in the Internet commerce sector to be added. In such case, the lowest-ranking component will be deleted. A component ranking 45th or lower in the Internet services sector, or 25th or lower in the Internet commerce sector, will be deleted and replaced with the highest-ranking non-component. Dow Jones publishes the changes to the Internet Index prior to the effective date of the change and on such effective date posts the changes on its website at www.djindexes.com. All replacement companies are selected based on the selection criteria set forth herein.

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes to the Internet Index composition. Investors are able to access the holdings of the Fund and the composition and concentration of the Internet Index through the Fund's website at www.ftportfolios.com.

In the event that Dow Jones no longer calculates the Internet Index, the Internet Index license is terminated or the identity or character of the Internet Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's Shares are delisted.


MicroCap Fund
The Dow Jones Select MicroCap Index(SM) (the "MicroCap Index") was released by Dow Jones for circulation in June 2005. The composition of the MicroCap Index is reviewed by Dow Jones annually in August and additions to or subtractions from the MicroCap Index occurs following this annual review. The shares outstanding and float factors are reconsidered by Dow Jones quarterly in March, June, September and December which may impact the relative weightings of the securities in the MicroCap Index. Daily historical hypothetical MicroCap Index values are calculated by Dow Jones and are available dating back to August 31, 1992. The base value of the MicroCap Index was set at 100.00 as of that date. The MicroCap Index is weighted based on float-adjusted market capitalization dating back to May 3, 2004. Prior to that date, the MicroCap Index is weighted based on full market capitalization. Float-adjusted capitalization reflects what Dow Jones believes to be the outstanding shares minus non-publicly held shares multiplied by the market price. Full market capitalization represents the outstanding shares multiplied by the market price. Dow
Jones believes that the change to the use of float-adjusted capitalization, rather than full market capitalization, provides a better way to measure a company's impact on the markets. So as a result, companies with fewer publicly offered shares will have a smaller weighting in the MicroCap Index.

Currently, the MicroCap Index will consist of a maximum of 1,000 common stocks, less the stocks within the bottom 20% of the filtered selection universe based on any one of the five factors provided in "Investment Objective, Strategies and Risks--Index Construction." As of March 30, 2007, the MicroCap Index consisted of 289 stocks and the average and median market capitalizations of the companies included in the MicroCap Index were approximately $400 million and $400 million, respectively. The market capitalizations of the companies in the MicroCap Index ranged from approximately $100 million to $1.5 billion.

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes to the MicroCap Index composition. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the MicroCap Index through the Fund's website at www.ftportfolios.com.

In the event that Dow Jones no longer calculates the MicroCap Index, the MicroCap Index license is terminated or the identity or character of the MicroCap Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of Fund shareholders. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Shares are delisted.



                       Premium/Discount Information
The tables that follow present information about the differences between each Fund's daily market price on its respective exchange and its NAV. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the exchange, as of the time a Fund's NAV is calculated. A Fund's Market Price may be at, above, or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's NAV. The information shown for each Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results.

               First Trust Dow Jones Internet Index(SM) Fund
                         Bid/Ask Midpoint vs. NAV
               Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     41                   1                     3                     0
12/31/2006                    33                   0                     0                     0
9/30/2006                     33                   0                     0                     0
6/30/2006*                      5                  0                     0                     0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     16                   0                     0                     0
12/31/2006                    30                   0                     0                     0
9/30/2006                     30                   0                     0                     0
6/30/2006*                      1                  0                     0                     0

* Trading commenced on June 23, 2006.

                       First Trust Dow Jones Select MicroCap Index(SM) Fund


                         Bid/Ask Midpoint vs. NAV
               Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     36                   1                     0                     0
12/31/2006                    45                   0                     0                     0
9/30/2006                     38                   6                     2                     0
6/30/2006                     17                   1                     0                     0
3/31/2006                     25                   1                     0                     0
12/31/2005*                   31                   1                     3                     0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     24                   0                     0                     0
12/31/2006                    18                   0                     0                     0
9/30/2006                     17                   0                     0                     0
6/30/2006                     45                   0                     0                     0
3/31/2006                     36                   0                     0                     0
12/31/2005*                   29                   0                     0                     0

* Trading commenced on September 30, 2005.




                         Total Return Information
The tables below compare the total return of each Fund to the total return of the index on which it is based. The information presented for the Funds is for the periods indicated.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the applicable exchange, as of the time that the Fund's NAV is calculated. Since the Funds' Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of the Funds. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

               First Trust Dow Jones Internet Index(SM) Fund
                   Performance as of December 31, 2006
                         Cumulative Total Returns
                     Inception (06/19/06) to 12/31/06

    NAV          Market          Index       S&P 500 Index
 12.85%         12.95%         13.16%          15.54%

                          Quarter ended 3/31/07

  NAV            Market         Index        S&P 500 Index
 3.28%            3.19%         3.43%           0.64%


                       First Trust Dow Jones Select MicroCap Index(SM) Fund
                   Performance as of December 31, 2006

                      Average Annual Total Returns                          Cumulative Total Returns

      12 Months ended 12/31/06       Inception (09/27/05) to 12/31/06   Inception (09/27/05) to 12/31/06
                           Russell                             Russell                           Russell
                             2000                              2000                              2000
    NAV   Market    Index    Index     NAV    Market   Index   Index    NAV      Market  Index   Index
  15.69%  15.99%   16.52%   18.44%   15.65%   15.69%  16.52%   16.76%   20.02%   20.16%  21.15%   21.46%

        Quarter ended 3/31/07
                             Russell
                             2000
    NAV   Market    Index    Index
   0.84%   1.19%    0.98%    1.95%

                           Financial Highlights
The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the 2006 fiscal year, along with each Fund's financial statements, are included in the Annual Report to Shareholders dated December 31, 2006 and are incorporated by reference in the SAI, which are available upon request.

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Internet Index(SM) Fund

                                                                                     For the Period
                                                                                     June 19, 2006*
                                                                                         through
                                                                                    December 31, 2006
Net asset value, beginning of period                                                     $20.00
                                                                                      ------------
Income from Investment Operations:
Net investment loss**                                                                    (0.07)
Net realized and unrealized gain**                                                        2.64
                                                                                      ------------
Total from investment operations                                                          2.57
                                                                                      ------------

Net asset value, end of period                                                           $22.57
                                                                                      ============

TOTAL RETURN ***                                                                         12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                    $25,953
Ratios to average net assets:
Ratio of net expenses to average net assets                                              0.60%+
Ratio of total expenses to average net assets                                            1.24%+
Ratio of net investment loss to average net assets                                      (0.55)%+
Portfolio turnover rate ++                                                                  4%

*    Inception date.
**   Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+    Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Select MicroCap Index(SM) Fund

                                                                                     For the Period
                                                                 For the           September 27, 2005*
                                                               Year Ended                through
                                                            December 31, 2006       December 31, 2005
Net asset value, beginning of period                             $20.73                  $20.00
                                                              ------------            ------------
Income from Investment Operations:
Net investment income**                                           0.06                     0.03
Net realized and unrealized gain**                                3.19                     0.72
                                                              ------------            ------------
Total from investment operations                                  3.25                     0.75
                                                              ------------            ------------

Distributions paid to shareholders from:
Net investment income                                            (0.06)                  (0.02)
                                                              ------------            ------------
Net asset value, end of period                                  $23.92                   $20.73
                                                              ============            ============

TOTAL RETURN ***                                                 15.69%                   3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $16,865                 $39,492
Ratios to average net assets:
Ratio of net expenses to average net assets                       0.60%                  0.60%+
Ratio of total expenses to average net assets                     1.18%                  1.44%+
Ratio of net investment income to average net assets              0.24%                  0.51%+
Portfolio turnover rate ++                                          20%                     6%

*    Inception date.
**   Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+    Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                            Other Information
For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1).


Continuous Offering
Each Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of
Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the applicable exchange is satisfied by the fact that the prospectus is available from the applicable exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

For More Information
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Funds' performance during the last fiscal year. The Funds' most recent SAI and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-5850 for information on the Public Reference Room. You may also request information regarding the Funds by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

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Page 37


[GRAPHIC OMITTED]                    First Trust Dow Jones Internet
                                              Index(SM) Fund

                                      First Trust Dow Jones Select
                                         MicroCap Index(SM) Fund









                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                          www.ftportfolios.com




                                                          SEC File # 333-125751
                                                                      811-21774

BACK COVER

[GRAPHIC OMITTED]            [LOGO OMITTED]           FIRST TRUST
                                                      ADVISORS L.P.



                   First Trust IPOX-100 Index Fund


                               May 1, 2007

FRONT COVER

                     First Trust IPOX-100 Index Fund

                                PROSPECTUS
                               May 1, 2007

The First Trust IPOX-100 Index Fund (the "Fund") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

The Fund lists and trades its Shares on the American Stock Exchange ("AMEX") under the ticker symbol "FPX," at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the IPOX-100 U.S. Index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



                    NOT FDIC INSURED. MAY LOSE VALUE.
                            NO BANK GUARANTEE.

                            Table of Contents
Introduction--First Trust IPOX-100 Index Fund .......................................................    3
Who Should Invest in the Fund .......................................................................    3
Tax Efficient Product Structure .....................................................................    3
Investment Objective, Strategies and Risks ..........................................................    3
Additional Investment Strategies ....................................................................    8
Additional Risks of Investing in the Fund ...........................................................    9
Fund Organization ...................................................................................   10
Management of the Fund ..............................................................................   10
How to Buy and Sell Shares ..........................................................................   12
Creations, Redemptions and Transaction Fees .........................................................   13
Dividends, Distributions and Taxes ..................................................................   15
Federal Tax Matters .................................................................................   15
Distribution Plan ...................................................................................   18
Net Asset Value .....................................................................................   18
Fund Service Providers ..............................................................................   19
Index Provider ......................................................................................   19
Disclaimers .........................................................................................   19
Additional Index Information ........................................................................   20
Premium/Discount Information ........................................................................   21
Total Return Information ............................................................................   22
Financial Highlights ................................................................................   23
Other Information ...................................................................................   24

                              Introduction--

                     First Trust IPOX-100 Index Fund
The Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index") (Symbol: IPXO). First Trust Advisors L.P. ("First Trust") is the investment adviser for the Fund.



                      Who Should Invest in the Fund
The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the Index. The Fund may be suitable for long-term investment in the market represented by the Index and may also be used as an asset allocation tool or as a speculative trading instrument.



                     Tax Efficient Product Structure
Unlike many conventional mutual funds, the Shares are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.



                Investment Objective, Strategies and Risks

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index.


Principal Investment Strategies
The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is developed by IPOX Schuster LLC ("IPOX" or the "Index Provider"). First Trust will seek investment results that correspond generally to the performance of the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX Composite U.S. Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") in the IPOX Composite U.S. Index. The IPOX Composite U.S. Index is a rules-based value-weighted index measuring the average performance of U.S. IPOs during their first 1,000 trading days. Index constituents are selected based on quantitative initial screens and range from large, mature companies and fast growing IPOs to IPOs underperforming the market. The IPOX Composite U.S. Index is reconstituted regularly with IPOs being added to the Index at their seventh trading day upon "going public" and automatically exiting after

1,000 trading days or four years thereafter. The inception date of the Index and the IPOX Composite U.S. Index was January 3, 1989. The Fund's investment objective and the 90% investment strategy, both noted above, are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Fund will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

See "Additional Index Information" for additional information regarding the Index.


Principal Risks of Investing in the Fund
Risk is inherent in all investing. The Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.


Market Risk
One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, the Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.


Index Tracking Risk
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.


Non-Correlation Risk
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.


Replication Management Risk
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.


Small Cap and Mid Cap Company Risk
The Fund may invest in small capitalization and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


Concentration Risk
The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater market risk than more diversified funds.


IPO Risk.
The Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading. These stocks may have exhibited above-average price appreciation in connection with the initial public offering prior to inclusion in the Index. The price of stocks included in the Index may not continue to appreciate or the performance of these stocks may not replicate the performance exhibited in the past.


Financial Services Industry.
The Fund may invest in securities of companies in the financial services industry. Concentration in a single industry may present more risks than being broadly diversified over several industries. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial-services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, such as hurricanes and earthquakes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.


Information Technology Industry Risk.
The Fund may invest in the securities of companies in the information technology industry.Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns;
evolving industry standards and frequent new product introductions.
Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.


Non-Diversification Risk.
The Fund is classified as "non-diversified." As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


Intellectual Property Risk.
The Fund relies on a license that permits the Fund to use its corresponding equity index and the associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Issuer-Specific Changes Risk.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Fund" for additional information regarding risks.


How the Fund Has Performed
The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.


What Are the Costs of Investing?
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2)
   (Fees paid directly from your investments)                                                  None
Annual Fund Operating Expenses(3)
   (Expenses that are deducted from the Fund's assets)
      Management Fees                                                                          0.40%
      Distribution and Service (12b-1) Fees(4)                                                 0.00%
      Other Expenses                                                                           1.04%
      Total Annual Fund Operating Expenses                                                     1.44%
      Fee Waivers and Expense Reimbursement(5)                                                 0.84%
Total Net Annual Fund Operating Expenses                                                       0.60%

---------------------
   (1) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions.
   (2) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
   (3) Expressed as a percentage of average daily net assets.
   (4) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Fund does not currently anticipate paying 12b-1 fees.
   (5) First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year, at least until April 13, 2008. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of average daily net assets per year.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be as set forth in the table below:
     1 Year          3 Years            5 Years         10 Years
     $61             $373               $707            $1,652

Creation Transaction Fees and Redemption Transaction Fees
The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined below) of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined below) of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that the Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after one year, three years, five years and ten years.
     1 Year         3 Years           5 Years             10 Years
     $7,132         $38,279           $71,683             $166,172

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.



                     Additional Investment Strategies
Each of the policies described herein is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."


Equity Securities
The Fund invests primarily in equity securities of U.S. issuers.
Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Fund may invest in equity securities of non-U.S. issuers listed on any national exchange, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.

Short-Term Investments
The Fund may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.


Futures and Options
The Fund may use various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.


Delayed Delivery Securities
The Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.


Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI.



                Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks.


Trading Issues
Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.


Fluctuation of Net Asset Value
The net asset value of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.

Inflation
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Non-U.S. Investment
The Fund may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Investment Strategy
The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.



                            Fund Organization
The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.



                          Management of the Fund
First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin has been the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management Services, Inc. from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Fund's SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Fund.

First Trust will receive fees from the Fund equal to 0.40% of the Fund's average daily net assets. A discussion regarding the approval of the Investment Management Agreement will be available in the Fund's
Semi-Annual Report to Shareholders for the period ending June 30, 2008.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year, at least until April 13, 2008. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of average daily net assets per year.

                        How to Buy and Sell Shares
Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares of the Fund. The Trust has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Book Entry
Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.


Share Trading Prices
The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.


Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund's shareholders and (b) any attempts to market time the Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.



               Creations, Redemptions and Transaction Fees
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an AP agreement with the Fund's distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Purchase
In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either
(i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Fund's distributor and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Legal Restrictions on Transactions in Certain Stocks
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Redemption
The Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Fund's transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of the Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.



                    Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid semi-annually. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.



                           Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.


Fund Status
The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


Distributions
Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


Dividends Received Deduction
A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.


Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.


Sale of Shares
If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchase and Redemption of Creation Units
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.


Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.


Non-U.S. Tax Credit
If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.



                            Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.



                             Net Asset Value
The Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the- counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

                          Fund Service Providers
The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.

The Trust, on behalf of the Fund, has entered into an agreement with PFPC, Inc. ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.



                              Index Provider
The Index that the Fund seeks to track is compiled by the Index Provider. The Index Provider is not affiliated with the Fund or First Trust. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and between the Fund and First Trust, which in turn has a licensing agreement with the Index Provider.



                               Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by IPOX. IPOX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX's only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX and of the U.S. IPOX 100 Index, which is determined, composed and calculated by IPOX without regard to First Trust or the Fund.

IPOX, IPOX SCHUSTER, IPOX-100 AND IPOX-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX SCHUSTER LLC AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. THE INDEX IS PATENT PENDING BY IPOX SCHUSTER LLC.



                       Additional Index Information
IPOX Schuster is the creator of the IPOX-100 U.S. Index (the "IPOX Index"). The IPOX Index is a modified value-weighted price index measuring the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX Composite U.S. Index. The IPOX Index measures the performance of the top 100 companies representing on average around 80% of the total market capitalization in the IPOX Composite U.S. Index.

The IPOX Composite U.S. Index is dynamically reconstituted whereby IPOs enter at their seventh trading day after "going public" and automatically exit after 1,000 trading days or four years thereafter. Because IPO activity is fluctuating over time, the number of securities in the IPOX Composite U.S. Index fluctuates accordingly. The IPOX Composite U.S. Index includes a broad mix of IPOs and spin-offs during the past four years, including large, mature IPO companies, fast-growing and successful IPOs as well as IPOs underperforming the market. Only companies which meet minimum quantitative entrance requirements initially listed or trading on the NYSE, NASDAQ, AMEX or ArcaEx are eligible for IPOX Composite U.S. Index membership. Constituents to the IPOX Composite U.S.

Index are chosen based on unbiased and purely quantitative entrance and exit rules. IPOs enter the IPOX Composite U.S. Index on the seventh trading day of aftermarket trading if certain quantitative entrance requirements are met. Subject to satisfying size, float and certain initial trading characteristics, the announcement of whether the applicable IPO will be an IPOX Composite U.S. Index constituent is made at the close of the company's first trading day on the market. IPOX Composite U.S. Index constituents automatically exit the IPOX Composite U.S. Index after the predetermined period of 1,000 trading days or approximately four years.

With its fixed number of constituents stocks, the IPOX Index currently pools around $410 billion of U.S. stock market capitalization.The IPOX Index typically includes large IPOs. The IPOX Index is reconstituted quarterly to reflect changes in stock market values of the IPOX Composite U.S. Index constituents and IPO activity during the past quarter with potential new companies entering the IPOX Index while other companies reach 1,000 days in the IPOX Index and automatically drop out. To ensure that certain diversification requirements are met, the weighting of the largest IPOX Index constituents is capped at 10% at the quarterly reconstitution event.

The IPOX Index provides average, rather than median, exposure to the performance of IPOs, once companies are public. This is interesting because of the well-known skewedness of the distribution of long-run IPO returns. The underlying and well-reported empirical features in IPOs make products benchmarked against the IPOX Index interesting for a number of market participants with varying investment horizons, such as the retail buy-and-hold community and high-net worth individuals seeking average IPO exposure, arbitrageurs, traders or index spreaders.

Information regarding the methodology for calculating the IPOX Index is also found on the IPOX Schuster website (www.ipoxschuster.com).

IPOX Schuster publishes the changes to the IPOX Index and posts the changes on its website at www.ipoxschuster.com two days prior to the effective date of any such change. All replacement companies are selected based on the selection criteria set forth herein.

The updated values of the IPOX Index are distributed by Standard & Poor's and NYSE Area during trading hours (8:30 a.m. to 3:15 p.m.) every 15 seconds through their quotation network to a variety of data vendors, such as Bloomberg, CGI Group Inc. and DTN. In addition, delayed quotations of the IPOX Index are available on www.ipoxschuster.com every five minutes during regular trading hours. Standard & Poor's acts as the calculation agent for the U.S. and international IPOX Indexes.

The IPOX Index is quarterly reviewed according to March, June, September and December Options and Futures Expiration Cycles. Specifically, on the close of the second Wednesday in the quarter, the constituents of the IPOX Composite U.S. Index are ranked by full market capitalization. The top 100 constituents ranked by full market capitalization in the IPOX Composite U.S. Index trading within their 1,000th trading day anniversary on the stock market at the time of the forthcoming quarterly expiration are then declared new IPOX Index constituents. The newly adjusted Index membership list takes effect on the Monday following the third Friday of every quarter until the next reconstitution process.

The Fund expects to make changes to its portfolio shortly after changes to the IPOX Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the IPOX Index through the Fund's website at www.ftportfolios.com.

In the event that IPOX Schuster no longer calculates the IPOX Index, the IPOX Index license is terminated or the identity or character of the IPOX Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Shares are delisted.



                       Premium/Discount Information
The table that follows presents information about the differences between the Fund's daily market price on the AMEX and its NAV. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the AMEX, as of the time the Fund's NAV is calculated. The Fund's Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against the Fund's NAV. The information shown for the Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results.

                         Bid/Ask Midpoint vs. NAV

               Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     41                   0                     0                     0
12/31/2006                    25                   0                     0                     0
9/30/2006                      2                   0                     0                     0
6/30/2006*                    10                   0                     0                     0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     20                   0                     0                     0
12/31/2006                    38                   0                     0                     0
9/30/2006                     61                   0                     0                     0
6/30/2006*                    45                   0                     0                     0
* Trading commenced on April 13, 2006.

                         Total Return Information
The table below compares the total return of the Fund to the total return of the Index on which it is based. The information presented for the Fund is for the period indicated.

"Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the applicable exchange, as of the time that the Fund's NAV is calculated. Since the Fund's Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                   Performance as of December 31, 2006

                         Cumulative Total Returns

                     Inception (04/12/06) to 12/31/06

               NAV                   Market                   Index            Russell 3000 Index

              11.00%                  10.90%                  11.54%                  10.69%

                          Quarter Ended 3/31/07

               NAV                     Market                   Index           Russell 3000 Index
               3.60%                   3.61%                   3.72%                   1.28%

                           Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the 2006 fiscal year, along with the Fund's financial statements, are included in the Annual Report to Shareholders dated December 31, 2006 and are incorporated by reference in the SAI, which are available upon request.

Financial Highlights
For a Share outstanding throughout each period

                                                                                     For the Period
                                                                                     April 12, 2006*
                                                                                         through
                                                                                    December 31, 2006
Net asset value, beginning of period                                                     $20.00
                                                                                       ------------
Income from Investment Operations:
Net investment income**                                                                    0.01
Net realized and unrealized loss**                                                         2.19
                                                                                       ------------
Total from investment operations                                                           2.20
                                                                                       ------------

Net asset value, end of period                                      $                    $22.20
                                                                                       ============

TOTAL RETURN ***                                                                          11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $                   $19,981
Ratios to average net assets:
Ratio of net expenses to average net assets                                              0.60%+
Ratio of total expenses to average net assets                                            1.44%+
Ratio of net investment income to average net assets                                     0.07%+
Portfolio turnover rate ++                                                                 26%

*    Inception date.
**   Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+    Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                            Other Information
For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Continuous Offering
The Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of
Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available from the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund's performance during the last fiscal year. The Fund's most recent SAI and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-5850 for information on the Public Reference Room. You may also request information regarding the Fund by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

[GRAPHIC OMITTED]                               First Trust IPOX-100 Index Fund






                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                          www.ftportfolios.com




                                                          SEC File # 333-125751
                                                                      811-21774

BACK COVER

[GRAPHIC OMITTED]            [LOGO OMITTED]           FIRST TRUST
                                                      ADVISORS L.P.


           First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
          First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                               May 1, 2007


FRONT COVER


                               PROSPECTUS

                               May 1, 2007

Each of First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Equal Weighted Fund") and First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Technology Fund") (each, a "Fund," and collectively, the "Funds") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

Each Fund lists and trades its Shares on The Nasdaq Stock Market, Inc. ("NASDAQ(R)") as set forth herein at market prices that may differ to some degree from the net asset value ("NAV") of its Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Each Fund's Creation Units are issued and redeemed principally in-kind for securities included in such Fund's corresponding index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of each Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                   NOT FDIC INSURED. MAY LOSE VALUE.
                           NO BANK GUARANTEE.

                            Table of Contents

Introduction................................................................. 3
Who Should Invest in the Funds................................................3
Tax Efficient Product Structure...............................................3
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund Investment Objective,
   Strategies and Risks.......................................................4
First Trust NASDAQ-100-Technology Sector Index(SM) Fund Investment
   Objective, Strategies and Risks............................................7
Additional Investment Strategies.............................................11
Additional Risks of Investing in the Funds...................................12
Fund Organization............................................................13
Management of the Funds......................................................14
How to Buy and Sell Shares...................................................15
Creations, Redemptions and Transaction Fees..................................16
Dividends, Distributions and Taxes...........................................18
Federal Tax Matters..........................................................19
Distribution Plan............................................................21
Net Asset Value..............................................................21
Fund Service Providers.......................................................22
Index Provider...............................................................22
Disclaimers..................................................................23
Additional Index Information.................................................24
Premium/Discount Information.................................................31
Total Return Information.....................................................32
Financial Highlights.........................................................33
Other Information............................................................35

                              Introduction-
           First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
          First Trust NASDAQ-100-Technology Sector Index(SM) Fund

Each Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index. First Trust Advisors L.P. ("First Trust") is the investment adviser for the Funds.

                     Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the applicable index (each individual index is referred to herein as an "Index" and collectively as the "Indices"). The Funds may be suitable for long-term investment in the market represented by the applicable Index and may also be used as an asset allocation tool or as a speculative trading instrument.

                     Tax Efficient Product Structure

Unlike many conventional mutual funds, the Shares of each Fund are traded throughout the day on NASDAQ(R) whereas mutual funds are typically only bought and sold at closing NAVs. The Shares of each Fund have been designed to be tradable in the secondary market on NASDAQ(R) on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

           First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
               Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Equal Weighted Index") (Symbol: NDXE).

Exchange-Listed

The Fund's Shares are listed and trade on NASDAQ(R) under the ticker symbol "QQEW."

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Equal Weighted Index is developed by NASDAQ(R) (the "Index Provider"). First Trust will seek to match the performance of the Equal Weighted Index. The NASDAQ-100 Equal Weighted Index(SM) is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Equal Weighted Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Equal Weighted Index and is rebalanced quarterly. The inception date of the Equal Weighted Index was June 20, 2005. The Fund's investment objective and the 90% investment strategy, both noted above, are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Equal Weighted Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Fund will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Equal Weighted Index in proportion to their weightings in the Equal Weighted Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Equal Weighted Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Equal Weighted Index, purchase securities not in the Equal Weighted Index which First Trust believes are appropriate to substitute for certain securities in the Equal Weighted Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Equal Weighted Index. The Fund may sell stocks that are represented in the Equal Weighted Index in anticipation of their removal from the Equal Weighted Index or purchase stocks not represented in the Equal Weighted Index in anticipation of their addition to the Equal Weighted Index.

See "Additional Index Information" for additional information regarding the Equal Weighted Index.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The Fund's shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.

Market Risk

One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Index Tracking Risk

You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Equal Weighted Index.

Non-Correlation Risk

The Fund's return may not match the return of the Equal Weighted Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Equal Weighted Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Equal Weighted Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Equal Weighted Index or the ratios between the securities included in the Equal Weighted Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return on the Equal Weighted Index, as would be the case if it purchased all of the stocks in the Equal Weighted Index with the same weightings as the Equal Weighted Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Equal Weighted Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Equal Weighted Index.

Replication Management Risk

The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Equal Weighted Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Equal Weighted Index.

Non-Diversification Risk.

The Fund is classified as "non-diversified." As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

Small Cap and Mid Cap Company Risk

The Fund may invest in small capitalization and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration Risk.

The Fund will be concentrated in the securities of a given industry if the Equal Weighted Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds. Due to the Fund's policy of primarily investing in the securities in the Equal Weighted Index, the Fund may or may not be concentrated in the securities of a given industry from time to time.

Technology Sector Risk.

The Fund invests in the securities of companies in the technology sector. Companies involved in the technology sector must contend with the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories.

Intellectual Property Risk.

The Fund relies on a license that permits the Fund to use its corresponding equity index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Issuer Specific Changes Risk.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.

How the Fund Has Performed

The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.

          First Trust NASDAQ-100-Technology Sector Index(SM) Fund
               Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Technology Index") (Symbol: NDXT).

Exchange-Listed

The Fund's Shares are listed and trade on NASDAQ(R) under the ticker symbol "QTEC."

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Technology Index. The Index is developed by NASDAQ(R) (the "Index Provider"). First Trust will seek to match the performance of the Technology Index. The Technology Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The inception date of the Technology Index was February 22, 2006 and the inception date of the NASDAQ-100 Index(R) was January 1, 1985. The Fund's investment objective and the 90% investment strategy, both noted above, are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Technology Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Technology Index; a figure of 1.00 would represent perfect correlation. The Fund will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Technology Index in proportion to their weightings in the Technology Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Technology Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Technology Index, purchase securities not in the Technology Index which First Trust believes are appropriate to substitute for certain securities in the Technology Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Technology Index. The Fund may sell stocks that are represented in the Technology Index in anticipation of their removal from the Technology Index or purchase stocks not represented in the Technology Index in anticipation of their addition to the Technology Index.

See "Additional Index Information" for additional information regarding the Technology Index.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The Fund's shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.

Market Risk

One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Index Tracking Risk

You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Technology Index.

Non-Correlation Risk

The Fund's return may not match the return of the Technology Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Technology Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Technology Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Technology Index or the ratios between the securities included in the Technology Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return on the Technology Index, as would be the case if it purchased all of the stocks in the Technology Index with the same weightings as the Technology Index. While the Fund seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Technology Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Technology Index.

Replication Management Risk

The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Technology Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Technology Index.

Non-Diversification Risk.

The Fund is classified as "non-diversified." As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

Small Cap and Mid Cap Company Risk

The Fund may invest in small capitalization and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration Risk.

The Fund will be concentrated in the securities of a given industry if the Technology Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds. Due to the Fund's policy of primarily investing in the securities in the Technology Index, the Fund may or may not be concentrated in the securities of a given industry from time to time.

Technology Sector Risk.

The Fund invests in the securities of companies in the technology sector. Companies involved in the technology sector must contend with the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories.

Intellectual Property Risk.

The Fund relies on a license that permits the Fund to use its corresponding equity index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Issuer Specific Changes Risk.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.

How the Fund Has Performed

The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of each of the Funds.(1)

                     Annual Fund Operating Expenses(3) (Expenses that are deducted from the
                                                                       Fund's assets)
                         Shareholder    Management   Distribution Other        Total Annual Fee Waivers  Net Annual
                         Transaction    Fees         and          Expenses(1)  Fund         and          Fund
                         Expenses(1)(2)              Service                   Operating    Expense      Operating
                         (Fees paid                  (12b-1)                   Expenses     Reimbursemen Expenses
                         directly from               Fees(4)                                t(5)
                         your
                         investments)

Equal Weighted Fund      None*          0.40%        0.00%        0.91%        1.31%        0.71%        0.60%

Technology Fund          None*          0.40%        0.00%        0.97%        1.37%        0.77%        0.60%


(1)When buying or selling exchange-traded Shares through a broker, you will incur customary transaction-related charges.

(2)Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged. See
"Creation Transaction Fees and Redemption Transaction Fees" below.

(3)Expressed as a percentage of average daily net assets.

(4)Each Fund has adopted a distribution and service (12b-1) plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by each Fund and each Fund does not currently anticipate paying 12b-1 fees.

(5)First Trust has agreed to waive fees and/or pay each Fund's expenses to the extent necessary to prevent the operating expenses of each Fund
(excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding a certain percentage of average daily net assets per year (the "Expense Cap") as set forth in the table below, at least until during the term set forth below (the "Expense Cap Term"). Expenses borne by First Trust are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap.

Fund                 Expense Cap                             Expense Cap Term
Equal Weighted Fund  0.60% of average daily net assets       April 25, 2006 to
                                                             April 25, 2008
Technology Fund      0.60% of average daily net assets       April 25, 2006 to
                                                             April 25, 2008

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. This example does not take into account customary transaction-related charges that you pay when purchasing or selling Shares of each the Funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be as set forth in the table below:

Fund                  1 Year   3 Years  5 Years   10 Years

Equal Weighted Fund   $61      $345     $650      $1,517
Technology Fund       $61      $358     $676      $1,579

Creation Transaction Fees and Redemption Transaction Fees

The Funds issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined below) of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined below) of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that a Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

Fund                  1 Year   3 Years  5 Years   10 Years

Equal Weighted Fund   $7,132   $35,503  $66,007   $152,678
Technology Fund       $7,132   $36,785  $68,631   $158,927

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of a Fund and do not impact a Fund's expense ratio.

                    Additional Investment Strategies

The investment objective of each Fund is a fundamental policy of such Fund that may be changed only with shareholder approval. Each of the other policies described herein is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."

Equity Securities

The Funds invest primarily in equity securities of U.S. issuers.
Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Funds may invest in equity securities of non-U.S. issuers listed on any national exchange if such securities are included in the applicable Index, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.

Short-Term Investments

The Funds may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.

Futures and Options

The Funds may use various investment strategies designed to hedge against changes in the values of securities the Funds own or expect to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

The Funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

Disclosure of Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Fund's SAI.

               Additional Risks of Investing in the Funds

Risk is inherent in all investing. Investing in each Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that each Fund will meet its stated objectives. Before you invest, you should consider the following risks.

Trading Issues

Trading in Shares on NASDAQ(R) may be halted due to market conditions or for reasons that, in the view of NASDAQ(R), make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ(R) is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ(R) "circuit breaker" rules. There can be no assurance that the requirements of NASDAQ(R) necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

When evaluating the necessity of imposing a trading halt in Fund Shares, NASDAQ(R) may consider, among other factors:

The extent to which trading has ceased in the underlying securities;

Whether trading has been halted or suspended in the primary market(s) for any combination of underlying securities accounting for 20% or more of the applicable current index group value. The value being established to be the value at the close of the prior trading day;

The presence of other unusual conditions or circumstances deemed to be detrimental to the maintenance of a fair and orderly market.

In the event that there is a trading halt or suspension, trading in the Shares may resume when NASDAQ(R) determines that the conditions that led to the halt or suspension are no longer present or that the interests of a fair and orderly market are served by a resumption of trading.

Fluctuation of Net Asset Value

The net asset value of the Funds' Shares will generally fluctuate with changes in the market value of each Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on NASDAQ(R). First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.

Inflation

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Non-U.S. Investment

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S.
investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Investment Strategy

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by a Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

                            Fund Organization

Each Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

                         Management of the Funds

First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin has been the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management Services, Inc. from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. In addition, the SAI provides additional information about the compensation of Investment

Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Fund.

The table below sets forth the annual management fee that First Trust receives from each Fund as well as the amounts paid by the Funds for the most recently completed fiscal year (net of expense reimbursement). A discussion regarding the approval of the Investment Management Agreement will be available in the Funds' Semi-Annual Report to Shareholders for the period ending June 30, 2008.

                                              Fee Paid for Fiscal Year Ended
                                                          12/31/06
Fund                 Annual Management Fee           (net of reimbursement)

Equal Weighted Fund  0.40% of average daily net assets     0.00% of average
                                                           daily net assets
Technology Fund      0.40% of average daily net assets     0.00% of average
                                                           daily net assets

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to each Fund's corresponding Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Expense Cap, as set forth below, at least during the Expense Cap Term, as set forth below. Expenses borne by First Trust are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund exceeding its Expense Cap.

Fund                  Expense Cap                            Expense Cap Term

Equal Weighted Fund   0.60% of average daily net assets      April 25, 2006 to
                                                             April 25, 2008
Technology Fund       0.60% of average daily net assets      April 25, 2006 to
                                                             April 25, 2008

                       How to Buy and Sell Shares

Shares will be issued or redeemed by the Funds at NAV per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds will be listed for trading on the secondary market on NASDAQ(R). Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to such Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. The Trust has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1).

Book Entry

Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

Share Trading Prices

The trading prices of Shares of a Fund on NASDAQ(R) may differ from such Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

NASDAQ(R) intends to disseminate the approximate value of Shares of the Funds every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of the Funds' Shares

Each Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by each Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Funds issue and redeem their Shares at net asset value per Share for a basket of securities intended to mirror a Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on NASDAQ(R) at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Funds' shareholders and (b) any attempts to market time the Funds by shareholders would not be expected to negatively impact the Funds or their shareholders.

               Creations, Redemptions and Transaction Fees

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an AP agreement with the Funds' distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of the Funds, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in each Fund's corresponding Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day on NASDAQ(R). The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either
(i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with each Fund's distributor and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Funds and must be received by the Funds' transfer agent in proper form no later than the close of regular trading on NASDAQ(R) (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Funds' transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that a Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

The Funds' custodian makes available immediately prior to the opening of business each day of NASDAQ(R), through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Fund's transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of a Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on NASDAQ(R) (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Funds with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

                   Dividends, Distributions and Taxes

Dividends from net investment income, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.

                           Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Funds will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares

If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchase and Redemption of Creation Units

If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

If a Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes a Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

                            Distribution Plan

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

                             Net Asset Value

Each Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the- counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by a Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

                         Fund Service Providers

The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.

The Trust, on behalf of the Fund, has entered into an agreement with PFPC, Inc. ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.

                             Index Provider

The Index that each respective Fund seeks to track is compiled by the Index Provider. The Index Provider is not affiliated with the Funds or First Trust. The Funds are entitled to use the Index pursuant to a sublicensing arrangement by and between each Fund and First Trust, which in turn has a licensing agreement with the Index Provider.

                               Disclaimers

Equal Weighted Fund Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R) or its affiliates (NASDAQ(R) with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Equal Weighted Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R) and NASDAQ-100 Equal Weighted Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-
100 Equal Weighted Index(SM) which is determined, composed and calculated by NASDAQ(R) without regard to First Trust or the Fund. NASDAQ(R) has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Technology Fund Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R) or its affiliates (NASDAQ(R) with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Technology Sector Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R) and NASDAQ-100 Technology Sector Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-
100 Technology Sector Index(SM) which is determined, composed and calculated by NASDAQ(R) without regard to First Trust or the Fund. NASDAQ(R) has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ-100 Technology Sector Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                      Additional Index Information

Equal Weighted Fund

The Equal Weighted Index is the equal-weighted version of the NASDAQ-100 Index(R) and represents the largest non-financial domestic and international securities listed on NASDAQ(R). The NASDAQ-100 Index(R) is calculated under a modified capitalization-weighted methodology. On March 30, 20007, there were 100 stocks that comprised the Equal Weighted Index.

Initial Eligibility Criteria*

To be eligible for initial inclusion in the Equal Weighted Index, a security must be listed on NASDAQ(R) and meet the following criteria:

o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

o the security must be of a non-financial company;

o the security may not be issued by an issuer currently in bankruptcy proceedings;

o the security must have average daily trading volume of at least 200,000 shares;

o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

o only one class of security per issuer is allowed;

o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

o the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

o if the security would otherwise qualify to be in the top 25% of the securities included in the Index by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.

Continued Eligibility Criteria*

To be eligible for continued inclusion in the Equal Weighted Index, the following criteria apply:

o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

o the security must be of a non-financial company;

o the security may not be issued by an issuer currently in bankruptcy proceedings;

o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S. (measured annually during the ranking review process);

o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the Index at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the Index effective after the close of trading on the third Friday of the following month; and

o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

In administering the Equal Weighted Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

* For the purposes of Equal Weighted Index eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.

NASDAQ-100 Index(R) Ranking Review

Except under extraordinary circumstances that may result in an interim evaluation, NASDAQ-100 Index(R) composition is reviewed on an annual basis as follows (such evaluation is referred to herein as the "Ranking Review"). Securities listed on NASDAQ(R) which meet the applicable eligibility criteria (above) are ranked by market value. NASDAQ-100 Index(R)-eligible securities which are already in the NASDAQ-100 Index(R) and which are ranked in the top 100 eligible securities (based on market value) are retained in the NASDAQ-100 Index.(R) A security that is ranked 101 to 125 is also retained, provided that such security was ranked in the top 100 eligible securities as of the previous Ranking Review. Securities not meeting such criteria are replaced. The replacement securities chosen are those NASDAQ-100 Index(R)-eligible securities not currently in the NASDAQ-100 Index(R) that have the largest market capitalization. The data used in the ranking includes end of October NASDAQ(R) market data and is updated for total shares outstanding submitted in a publicly filed Securities and Exchange Commission document via EDGAR through the end of November.

Generally, the list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year a NASDAQ-100 Index(R) security is determined by NASDAQ(R) to become ineligible for continued inclusion in the NASDAQ-100 Index(R) based on the

Continued Eligibility Criteria (above), the security will be replaced with the largest market capitalization security not currently in the NASDAQ-100 Index(R) and meeting the Initial NASDAQ-100 Index(R) eligibility criteria listed above.

In addition to the Ranking Review, the securities in the NASDAQ-100 Index(R) are monitored every day by NASDAQ with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. NASDAQ(R) has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the NASDAQ-100 Index(R) on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December.

Index Calculation

The Equal Weighted Index is an equal-weighted index. The value of the Equal Weighted Index equals the aggregate value of the Equal Weighted Index share weights, also known as the Equal Weighted Index shares, of each of the Equal Weighted Index securities multiplied by each such security's NASDAQ(R) Official Closing Price ("NOCP"), divided by Adjusted Base Period Market Value ("ABPMV"), and multiplied by the base value. The ABPMV serves the purpose of scaling such aggregate index value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Equal Weighted Index reporting purposes. If trading in an Equal Weighted Index security is halted while the market is open, the last NASDAQ(R) traded price for that security is used for all index computations until trading resumes. If trading is halted before the market is open, the previous day's NOCP is used. The Equal Weighted Index began on June 20, 2005 at a base value of 1000.00.

The formula for Equal Weighted Index value is as follows:
     (Aggregate Adjusted Market Value/ABPMV) X Base Value

The formula for the ABPMV is as follows:
     (Market Value after Adjustments/Market Value before Adjustments) X ABPMV before Adjustments

The Equal Weighted Index is generally calculated without regard to cash dividends on component securities.

The Equal Weighted Index is calculated using NASDAQ(R) prices (not consolidated) during the day (from 09:30:15 to 16:01:30) and the NOCP for the close. The Equal Weighted Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 Eastern time through the NASDAQ Index
Dissemination ServicesSM (NIDSSM). The closing value of the Equal
Weighted Index may change up until 17:15:00 Eastern time due to corrections to the NOCP of the component securities.

Index Maintenance

The Equal Weighted Index is rebalanced quarterly such that each security is set at a weight of 1.00% of the Equal Weighted Index. Equal Weighted Index share changes are not made during the quarter however changes arising from stock splits and stock dividends are made to the Equal Weighted Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Equal Weighted Index shares of the security such that the weight of the security in the Equal Weighted Index will not change. In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on an individual basis whether to make a change to the price of an Equal Weighted Index security. If it is determined that a change will be made, it will become effective on the ex-date and a corresponding adjustment will be made to the Equal Weighted Index shares of the security such that the weight of the security in the Equal Weighted Index will not change. If a component of the NASDAQ-100 Index(R) changes, the new security will assume the weight of the removed security on the effective date.

Index Rebalancing

The Equal Weighted Index is rebalanced quarterly such that each security is initially set at a weight of 1.00% of the Equal Weighted Index at the time of calculation. The quarterly Equal Weighted Index shares are based upon the aggregate capitalization of the Equal Weighted Index at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Equal Weighted Index shares will be made effective after the close of trading on the third Friday in March, June, September and December and an adjustment to the ABPMV will be made to ensure continuity of the Equal Weighted Index.

In administering the Equal Weighted Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate. Information regarding the methodology for calculating the Equal Weighted Index is also found on the NASDAQ(R) website (www.nasdaq.com).

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes to the Equal Weighted Index composition. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Equal Weighted Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Equal Weighted Index, the Equal Weighted Index license is terminated or the identity or character of the Equal Weighted Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's Shares are delisted.

Technology Fund

The Technology Index contains the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry
Classification Benchmark (ICB) Classification System. On March 30, 2007, there were 41 stocks that comprised the Technology Index.

NASDAQ-100 Index(R) Initial Eligibility Criteria*

To be eligible for initial inclusion in the NASDAQ-100 Index,(R) a security must be listed on NASDAQ(R) and meet the following criteria:

o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

o the security must be of a non-financial company;

o the security may not be issued by an issuer currently in bankruptcy proceedings;

o the security must have average daily trading volume of at least 200,000 shares;

o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S.;

o only one class of security per issuer is allowed;

o the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Index eligible;

o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

o the issuer of the security must have "seasoned" on NASDAQ(R) or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

o if the security would otherwise qualify to be in the top 25% of the securities included in the NASDAQ-100 Index(R) by market capitalization for the six prior consecutive month-ends, then a one-year "seasoning" criterion would apply.

NASDAQ-100 Index(R) Continued Eligibility Criteria*

To be eligible for continued inclusion in the NASDAQ-100 Index,(R) the following criteria apply:

o the security's U.S. listing must be exclusively on NASDAQ(R) (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

o the security must be of a non-financial company;

o the security may not be issued by an issuer currently in bankruptcy proceedings;

o the security must have average daily trading volume of at least 200,000 shares (measured annually during the ranking review process);

o if the issuer of the security is organized under the laws of a jurisdiction outside the U.S., then such security must have listed options on a recognized options market in the U.S. or be eligible for listed-options trading on a recognized options market in the U.S. (measured annually during the ranking review process);

o the security must have an adjusted market capitalization equal to or exceeding 0.10% of the aggregate adjusted market capitalization of the NASDAQ-100 Index(R) at each month-end. In the event a company does not meet this criterion for two consecutive month-ends, it will be removed from the NASDAQ-100 Index(R) effective after the close of trading on the third Friday of the following month; and

o the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

In administering the NASDAQ-100 Index,(R) NASDAQ(R) will exercise reasonable discretion as it deems appropriate.

* For the purposes of NASDAQ-100 Index(R) eligibility criteria, if the security is a depositary receipt representing a security of a non-U.S. issuer, then references to the "issuer" are references to the issuer of the underlying security.

Technology Index Calculation

The Technology Index is an equal-weighted index. The value of the Technology Index equals the aggregate value of the Technology Index share weights, also known as the Technology Index shares, of each of the Technology Index securities multiplied by each such security's last sale price, if during the trading day, or the NASDAQ(R) Official Closing Price ("NOCP"), if at the end of the trading day, divided by Adjusted Base Period Market Value ("ABPMV"), and multiplied by the base value. The ABPMV serves the purpose of scaling such aggregate index value (otherwise in the trillions) to a lower order of magnitude which is more desirable for Technology Index reporting purposes. If trading in a Technology Index security is halted while the market is open, the last NASDAQ(R) traded price for that security is used for all Technology Index computations until trading resumes. If trading is halted before the market is open, the previous day's NOCP is used. The Technology Index began on February 22, 2006 at a base value of 1000.00.

The formula for Index value is as follows:

     (Aggregate Adjusted Market Value/ABPMV) X Base Value

The formula for the ABPMV is as follows:

     (Market Value after Adjustments/Market Value before Adjustments) X ABPMV before Adjustments

The Technology Index is generally calculated without regard to cash dividends on component securities.

The Technology Index is calculated using NASDAQ(R) prices (not consolidated) during the day (from 09:30:15 to 16:01:30) and the NOCP for the close. The Technology Index is disseminated every 15 seconds from 09:30:15 to 17:16:00 ET through the NASDAQ Index Dissemination ServicesSM (NIDSSM). The closing value of the Technology Index may change up until 17:15:00 ET due to corrections to the NOCP of the component securities.

Eligibility

The Technology Index contains securities of the NASDAQ-100 Index(R) classified as "technology" according to ICB. The eligibility for the Technology Index is determined in a two step process and the security has to meet both criteria in order to become eligible for the Technology Index.

The security must be part of the NASDAQ-100 Index,(R) which includes 100 of the largest domestic and international non-financial securities listed on NASDAQ(R) and is re-ranked annually.

The security must be classified as "technology" according to ICB.

Index Maintenance

The Technology Index is rebalanced quarterly such that each security is set at an equal weight of the Technology Index. Index share changes are not made during the period. However changes arising from stock splits, stock dividends are made to the Technology Index on the evening prior to the effective date of such corporate action. In the case of spin-offs of component securities, the price of the security will be adjusted and a corresponding adjustment will be made to the Index shares of the security such that the weight of the security in the Technology Index will not change.

In the case of a special cash dividend or rights issuance, NASDAQ(R) will determine on an individual basis whether to make a change to the price and/or index shares of a Technology Index security in accordance with NASDAQ(R) Index dividend policy. If it is determined that a change will be made, it will become effective on the morning of the ex-date and a corresponding adjustment will be made to the Technology Index shares of the security such that the weight of the security in the Technology Index will not change. Component changes to the Technology Index will be handled in the following manner:

1) If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed from the NASDAQ-100 Index,(R) it will also be removed from the Technology Index and as such if the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB it will be added to the Technology Index and will assume the weight of the removed security on the effective date;

2) If a component of the NASDAQ-100 Index(R) that is not classified as "technology" according to ICB is removed and the replacement security being added to the NASDAQ-100 Index(R) is classified as "technology" according to ICB, the replacement security will be added to the Technology Index at the next quarterly rebalancing; however, if the security change is not announced prior to the close of business of the Tuesday before the third Friday, the security's addition to the Technology Index will be made in the following quarterly rebalance; and

3) If a component of the NASDAQ-100 Index(R) that is classified as "technology" according to ICB is removed from the NASDAQ-100 Index(R) and the replacement security being added to the NASDAQ-100 Index(R) is not classified as "technology" according to ICB, the security will be removed from the Technology Index and the ABPMV of the Technology Index will be adjusted to ensure Technology Index continuity.

Index Rebalancing

The Technology Index is rebalanced quarterly such that each security is initially set at an equal weight of the Technology Index at the time of calculation. Equal weights are based upon the aggregate capitalization of the Technology Index, incorporating quarterly changes for the underlying index, and the corresponding NOCP of the security at the close of trading on the Tuesday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the Index shares will be made effective after the close of trading on the third Friday in March, June, September and December and an adjustment to the ABPMV will be made to ensure continuity of the Technology Index.

In administering the Technology Index, NASDAQ(R) will exercise reasonable discretion as it deems appropriate. Information regarding the methodology for calculating the Technology Index is also found on the NASDAQ(R) website (www.nasdaq.com).

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes to the Technology Index composition. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Technology Index through the Fund's website at www.ftportfolios.com.

In the event that NASDAQ(R) no longer calculates the Technology Index, the Technology Index license is terminated or the identity or character of the Technology Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Fund's Shares are delisted.

                      Premium/Discount Information

The tables that follow present information about the differences between each Fund's daily market price on its respective exchange and its NAV. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the exchange, as of the time a Fund's NAV is calculated. A Fund's Market Price may be at, above, or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Funds against each Fund's NAV. The information shown for each Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results.

           First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
                        Bid/Ask Midpoint vs. NAV

              Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended   0-49 Basis  50-99 Basis   100-199 Basis  >=200 Basis
                Points      Points        Points         Points
3/31/2007       35           0             0             0
12/31/2006      40           0             1             0
9/30/2006       43           0             0             0
6/30/2006*      22           0             0             0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended   0-49 Basis  50-99 Basis   100-199 Basis  >=200 Basis
                Points      Points        Points         Points
3/31/2007       26           0            0              0
12/31/2006      22           0            0              0
9/30/2006       20           0            0              0
6/30/2006*      26           0            0              0

* Trading commenced on April 25, 2006.

          First Trust NASDAQ-100-Technology Sector Index(SM) Fund
                        Bid/Ask Midpoint vs. NAV

              Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended   0-49 Basis  50-99 Basis   100-199 Basis  >=200 Basis
                Points      Points        Points         Points
3/31/2007       33           0             0             0
12/31/2006      38           1             0             0
9/30/2006       33           0             1             1
6/30/2006*      32           0             0             0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended   0-49 Basis  50-99 Basis   100-199 Basis  >=200 Basis
                Points      Points        Points         Points
3/31/2007       28           0             0              0
12/31/2006      24           0             0              0
9/30/2006       28           0             0              0
6/30/2006*      16           0             0              0

* Trading commenced on April 25, 2006.

                        Total Return Information

The tables below compare the total return of each Fund to the total return of such Fund's corresponding equity index on which it is based. The information presented for each Fund is for the periods indicated.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV return is based on the NAV per Share of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the applicable exchange, as of the time that the Fund's NAV is calculated. Since the Shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Shares of each Fund, the NAV per Share of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include transaction-related charges that may be payable on secondary market transactions. If tranaction-related charges were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Shares of the Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

           First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
                   Performance as of December 31, 2006

                        Cumulative Total Returns

                    Inception (04/19/06) to 12/31/06

        NAV        Market         Index  NASDAQ-100 Index(R)
       0.60%        0.50%         0.97%         1.68%

                          Quarter Ended 3/31/07

        NAV        Market         Index  NASDAQ-100 Index(R)
       1.34%        1.44%         1.48%         1.01%

          First Trust NASDAQ-100-Technology Sector Index(SM) Fund
                   Performance as of December 31, 2006

                        Cumulative Total Returns

                    Inception (04/19/06) to 12/31/06

        NAV        Market         IndexS&P 500 Info Tech Index
      -0.15%       -0.25%         0.20%         2.96%

                          Quarter Ended 3/31/07

        NAV        Market         IndexS&P 500 Info Tech Index
      -0.35%       -0.30%        -0.23%        -0.94%

                          Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the 2006 fiscal year, along with the each Fund's financial statements, are included in the Annual Report to Shareholders dated December 31, 2006 and are incorporated by reference in the SAI, which are available upon request.

Financial Highlights
For a Share outstanding throughout each period

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

                                             For the Period
                                             April 19, 2006*
                                                 through
                                            December 31, 2006

Net asset value, beginning of period              $20.00
                                               ____________

Income from Investment Operations:
Net investment loss**                            (0.01)
Net realized and unrealized gain**                0.13
                                               ____________

Total from investment operations                  0.12
                                               ____________

Net asset value, end of period                  $20.12
                                               ============

TOTAL RETURN ***                                  0.60%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)             $26,158

Ratios to average net assets:

Ratio of net expenses to average net assets          0.60%+
Ratio of total expenses to average net assets        1.31%+
Ratio of net investment loss to average net assets   (0.07)%+
Portfolio turnover rate ++                           1%

*  Inception date.

** Based on average shares outstanding.

***Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

+  Annualized.

++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

Financial Highlights
For a Share outstanding throughout each period

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                             For the Period
                                             April 19, 2006*
                                                 through
                                            December 31, 2006

Net asset value, beginning of period            $20.00
                                             ____________

Income from Investment Operations:
Net investment loss**                            (0.03)
Net realized and unrealized gain**                0.00 (a)
                                             ____________

Total from investment operations                 (0.03)
                                             ____________

Net asset value, end of period                  $19.97
                                             ============

TOTAL RETURN ***                                 (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $27,960

Ratios to average net assets:
Ratio of net expenses to average net assets          0.60%+
Ratio of total expenses to average net assets        1.37%+
Ratio of net investment loss to average net assets   (0.20)%+
Portfolio turnover rate ++                               7%

*  Inception date.

** Based on average shares outstanding.

***Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

+  Annualized.

++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(a)Amount represents less than $0.01 per share.

                            Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1).

Continuous Offering

Each Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities
Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the applicable exchange is satisfied by the fact that the prospectus is available from the applicable exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

For More Information

For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Funds' performance during the last fiscal year. The Funds' most recent SAI and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-5850 for information on the Public Reference Room. You may also request information regarding the Funds by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.



[GRAPHIC OMITTED]                    First Trust NASDAQ-100
                                 Equal Weighted Index(SM) Fund

                                First Trust NASDAQ-100-Technology
                                      Sector Index(SM) Fund







                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                          www.ftportfolios.com


                                                          SEC File # 333-125751
                                                                      811-21774

BACK COVER

[GRAPHIC OMITTED]            [LOGO OMITTED]           FIRST TRUST
                                                      ADVISORS L.P.



                   First Trust Morningstar(R) Dividend
                          Leaders (SM) Index Fund


                               May 1, 2007

FRONT COVER

                                PROSPECTUS

                                May 1, 2007

The First Trust Morningstar(R) Dividend Leaders (SM) Index Fund (the "Fund") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

The Fund lists and trades its Shares on the American Stock Exchange ("AMEX") under the ticker symbol "FDL," at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the Morningstar(R) Dividend Leaders (SM) Index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



                    NOT FDIC INSURED. MAY LOSE VALUE.
                            NO BANK GUARANTEE.

                            Table of Contents

Introduction --First Trust Morningstar(R) Dividend Leaders (SM) Index Fund...........................    3
Who Should Invest in the Fund .......................................................................    3
Tax Efficient Product Structure .....................................................................    3
Investment Objective, Strategies and Risks ..........................................................    3
Additional Investment Strategies ....................................................................    8
Additional Risks of Investing in the Fund ...........................................................    9
Fund Organization ...................................................................................   10
Management of the Fund ..............................................................................   10
How to Buy and Sell Shares ..........................................................................   12
Creations, Redemptions and Transaction Fees .........................................................   13
Dividends, Distributions and Taxes ..................................................................   15
Federal Tax Matters .................................................................................   15
Distribution Plan ...................................................................................   17
Net Asset Value .....................................................................................   18
Fund Service Providers ..............................................................................   19
Index Provider ......................................................................................   19
Disclaimers .........................................................................................   19
Additional Index Information ........................................................................   19
Premium/Discount Information ........................................................................   21
Total Return Information ............................................................................   22
Financial Highlights ................................................................................   23
Other Information ...................................................................................   24

                              Introduction--

         First Trust Morningstar(R) Dividend Leaders (SM) Index Fund
The Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), a registered management investment company and an exchange-traded "index fund." The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders (SM) Index (the "Index") (Symbol: MDL). First Trust Advisors L.P. ("First Trust") is the investment adviser for the Fund.



                      Who Should Invest in the Fund
The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the Index. The Fund may be suitable for long-term investment in the market represented by the Index and may also be used as an asset allocation tool or as a speculative trading instrument.



                     Tax Efficient Product Structure
Unlike many conventional mutual funds, the Shares are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.



                Investment Objective, Strategies and Risks

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders (SM) Index.


Principal Investment Strategies
The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. First Trust will seek to match the performance of the Index. The Index is developed by Morningstar, Inc. ("Morningstar") (the "Index Provider"). The inception date of the Index was June 30, 1997. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange ("NYSE"), AMEX or the

   Nasdaq Stock Market, Inc. ("NASDAQ")) that have been selected through the application of Morningstar's proprietary multi-step screening process.
The Fund's investment objective and the 90% investment strategy, both noted above, are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

See "Additional Index Information" for additional information regarding the Index.


Index Construction
The securities selected for the Index are determined by a proprietary screening model developed by Morningstar. Morningstar has established the investable universe of the securities that may be included in the Index and Index eligibility. The investable universe and Index eligibility criteria are applied in the sequence in which they appear below. Each criterion is applied only to the "survivors" of the criteria applied previously.


Investable Universe
To qualify for inclusion in the investable universe, a security must meet the following criteria:
 1. It must trade on one of the three major exchanges--the NYSE, AMEX or NASDAQ exchange;
 2. The issuing company's country of domicile should be the United States or the issuing company's primary stock market activities are carried out in the United States;
 3. Securities that have more than 10 non-trading days in the prior quarter are excluded;
 4. The following security types do not qualify:
 o American Depository Receipts and American Depository Shares
 o Fixed-dividend shares
 o Convertible notes, warrants and rights
 o Tracking stocks o Limited partnerships and holding companies.

Index Eligibility
To qualify for inclusion in the Index, a security's liquidity score must be among the top 75% of the companies in the investable universe. A security's liquidity score is the average of its ranks on each of the following measures:
 1. The average monthly trading volume in $US during the six calendar months immediately prior to reconstitution or, in the case of corporate entities younger than six months, since the security was first issued (partial month periods are prorated by number of trading days in the month); and

 2. The lowest 2 months' total trading volume during the six calendar months immediately prior to reconstitution (the months need not be sequential).

Additionally, all eligible securities must meet all of the following criteria:
 1. Company dividends should be "qualified income";
 2. Company should have a 5-year dividend growth greater than or equal to 0;
    and
 3. Company should have a coverage ratio greater than 1.0. Coverage ratio equals the one year forecast of earnings per share for a security divided by the indicated dividend per share.

After the above criteria are applied, the top 100 stocks by indicated dividend yield are selected for inclusion in the Index. The higher coverage ratio breaks all ties. The Index is weighted according to the dividends available to investors, paid by each company. Therefore, the available dividend dollar value is the product of the security's shares outstanding, indicated dividend per share, and free float factor. Free float factor is the percentage of shares that are readily available for trading in the market after block ownership and restricted shares are subtracted from the total number of shares outstanding. Morningstar makes adjustments to the Index weighting when a single constituent's weighting exceeds the maximum weight allowed (as established by regulatory or tax limits). In such instances, the excess weight is distributed among the remaining constituents.


Principal Risks of Investing in the Fund
Risk is inherent in all investing. The Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. The following specific risk factors have been identified as the principal risks of investing in the Fund.


Market Risk
One of the principal risks of investing in the Fund is market risk.
Market risk is the risk that a particular stock owned by the Fund, the Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.


Index Tracking Risk
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.


Non-Diversification Risk.
The Fund is classified as "non-diversified." As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


Concentration Risk.
The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds. Due to the Fund's policy of primarily investing in the securities in the Index, the Fund may or may not be concentrated in the securities of a given industry from time to time.


Non-Correlation Risk
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.


Replication Management Risk
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.


Small Cap Company Risk
The Fund may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


Intellectual Property Risk.
The Fund relies on a license that permits the Fund to use the Index and the associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the intellectual property, it may have a significant effect on the operation of the Fund.

Issuer Specific Changes Risk.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Fund" for additional information regarding risks.


How the Fund Has Performed
The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.


What Are the Costs of Investing?
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2)
   (Fees paid directly from your investments)                    None
Annual Fund Operating Expenses(3)
   (Expenses that are deducted from the Fund's assets)
      Management Fees                                            0.30%
      Distribution and Service (12b-1) Fees(4)                   0.00%
      Other Expenses                                             0.69%
      Total Annual Fund Operating Expenses                       0.99%
      Fee Waivers and Expense Reimbursement(5)                   0.54%
Total Net Annual Fund Operating Expenses                         0.45%

--------------
  (1) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions.
  (2) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
  (3) Expressed as a percentage of average daily net assets.
  (4) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Fund does not currently anticipate paying 12b-1 fees.
  (5) First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.45% of average daily net assets per year, at least until March 15, 2008. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.45% of average daily net assets per year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be as set forth in the table below:
      1 Year      3 Years        5 Years         10 Years
      $46         $261           $494            $1,164

Creation Transaction Fees and Redemption Transaction Fees
The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined below) of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined below) of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that the Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after one year, three years, five years and ten years.
     1 Year       3 Years       5 Years           10 Years
     $5,602       $27,142       $50,443           $117,381

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.



                     Additional Investment Strategies
Each of the policies described herein is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information ("SAI") under "Investment
Objective and Policies."

Equity Securities
The Fund invests primarily in equity securities of U.S. issuers.
Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Fund may invest in equity securities of non-U.S. issuers listed on any national exchange, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.

Short-Term Investments
The Fund may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.


Futures and Options
The Fund may use various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.


Delayed Delivery Securities
The Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.


Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI.



                Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following risks.


Trading Issues
Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.


Fluctuation of Net Asset Value
The net asset value of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the

AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.


Inflation
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


Non-U.S. Investment
The Fund may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.


Investment Strategy
The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.



                            Fund Organization
The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.



                          Management of the Fund
First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of the Trust.

First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares of the Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin has been the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management Services, Inc. from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Fund's SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Fund.s

First Trust will receive an annual management fee from the Fund equal to 0.30% of the Fund's average daily net assets. A discussion regarding the approval of the Investment Management Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ending June 30, 2008.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.45% of average daily net assets per year, at least until March 15, 2008. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.45% of average daily net assets per year.


                       How to Buy and Sell Shares
Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See "Creations,Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades its Shares under the AMEX symbol "FDL." Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares of the Fund. The Trust has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Book Entry
Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.


Share Trading Prices
The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.


Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund's shareholders and (b) any attempts to market time the Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.



               Creations, Redemptions and Transaction Fees
Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an AP agreement with the Fund's distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Purchase
In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either
(i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Fund's distributor and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Legal Restrictions on Transactions in Certain Stocks
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


Redemption
The Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Fund's transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of the Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.



                    Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid semi-annually. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.



                           Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.


Fund Status
The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions
Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


Dividends Received Deduction
A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.


Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares
If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.


Taxes on Purchase and Redemption of Creation Units
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.


Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.


Non-U.S. Tax Credit
If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

                            Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.



                             Net Asset Value
The Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the- counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the AMEX and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.



                          Fund Service Providers
The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.

The Board has approved an agreement with PFPC, Inc. ("PFPC"), 301
Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.



                              Index Provider
The Index that the Fund seeks to track is compiled by the Index Provider.
The Index Provider is not affiliated with the Fund or First Trust. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and between the Fund and First Trust, which in turn has a licensing agreement with the Index Provider.



                               Disclaimers
MORNINGSTAR, INC. ("MORNINGSTAR"), DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR(R) DIVIDEND LEADERS (SM) INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST
TRUST, OWNERS OR USERS OF THE FIRST TRUST MORNINGSTAR(R) DIVIDEND
LEADERS (SM) INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR(R) DIVIDEND LEADERS (SM) INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE
FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



                       Additional Index Information
The Morningstar(R) Dividend Leaders Index (SM) (the "Index") base market value at inception (June 30, 1997) was 1,000. The Index values are calculated once a day at the close of business; however, Index values are not calculated when U.S. exchanges are closed. The Index is reconstituted--i.e., the Index membership is reset--once annually, on the Monday following the third Friday of June. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day's closing the Index values have been determined. The Index is rebalanced--i.e., the number of free float shares and the indicated dividend per share of each constituent are adjusted--four times annually. Adjustments are made on the Monday following the third Friday of March, June, September and December. If the Monday is a holiday, rebalancing occurs on the Tuesday immediately following. Rebalancing is carried out after the day's closing index values have been determined. Market data used for rebalancing is from the last trading day of the first month of each quarter. The Index constituent float factors and shares outstanding updates are announced at least two business days prior to rebalancing. Information regarding the methodology for calculating the Index is also found on the Morningstar website (www.morningstar.com).

Companies are removed from the Index primarily due to mergers/acquisitions and bankruptcies. A component security may also be removed from the Index if it is no longer trading on the respective stock exchange or Nasdaq Stock Market. A company may also be removed from the Index if it no longer meets the current criteria for inclusion. AMEX publishes the changes to the Index and posts the changes on its website at www.amex.com two days prior to the effective date of any such change. All replacement companies are selected based on the selection criteria set forth herein.

The updated values of the Index are distributed by AMEX during trading hours (8:30 a.m. to 3:15 p.m.) every 15 seconds through its quotation network to a variety of data vendors, such as Bloomberg, CGI Group Inc. and DTN. In addition, delayed quotations of the Index are available on Bloomberg every 15 minutes during regular trading hours.

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes made by Morningstar in the composition of the Index. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Morningstar no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Shares are delisted.

                       Premium/Discount Information
The table that follows presents information about the differences between the Fund's daily market price on the AMEX and its NAV. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the AMEX, as of the time the Fund's NAV is calculated. The Fund's Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against the Fund's NAV. The information shown for the Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results.

                         Bid/Ask Midpoint vs. NAV

               Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     39                   0                     0                     0
12/31/2006                    47                   0                     0                     0
9/30/2006                     34                   0                     0                     0
6/30/2006                     24                   8                     3                     0
3/31/2006*                    11                   0                     0                     0

                Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended          0-49 Basis Points  50-99 Basis Points   100-199 Basis Points   >= 200 Basis Points
3/31/2007                     22                   0                     0                     0
12/31/2006                    16                   0                     0                     0
9/30/2006                     29                   0                     0                     0
6/30/2006                     28                   0                     0                     0
3/31/2006*                      2                  0                     0                     0
* Trading commenced on March 15, 2006.

                         Total Return Information
The table below compares the total return of the Fund to the total return of the Index on which it is based. The information presented for the Fund is for the period indicated.

"Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, as of the time that the Fund's NAV is calculated. Since the Fund's Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund Shares, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                   Performance as of December 31, 2006
                         Cumulative Total Returns

                     Inception (03/09/06) to 12/31/06
               NAV                   Market                   Index               S&P 500 Index
             20.80%                  20.72%                  21.10%                  13.17%

                          Quarter Ended 3/31/07

               NAV                   Market                   Index               S&P 500 Index
              1.10%                   1.19%                   1.20%                   0.64%

                           Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the 2006 fiscal year, along with the Fund's financial statements, are included in the Annual Report to Shareholders dated December 31, 2006 and are incorporated by reference in the SAI, which are available upon request.

Financial Highlights
For a Share outstanding throughout each period

                                                                                     For the Period
                                                                                     March 9, 2006*
                                                                                         through
                                                                                    December 31, 2006

Net asset value, beginning of period                                                     $20.00

                                                                                      ------------
Income from Investment Operations:
Net investment income**                                                                    0.59
Net realized and unrealized gain**                                                         3.52

                                                                                      ------------
Total from investment operations                                                           4.11

                                                                                      ------------

Distributions paid to shareholders from:
Net investment income                                                                    $(0.60)

                                                                                      ------------
Net asset value, end of period                                                           $23.51

                                                                                      ------------

                                                                                      ------------

TOTAL RETURN ***                                                                         20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                     $75,237
Ratios to average net assets:
Ratio of net expenses to average net assets                                              0.45%+
Ratio of total expenses to average net assets                                            0.99%+
Ratio of net investment income to average net assets                                     3.55%+
Portfolio turnover rate ++                                                                 9%

*    Inception date.
**   Based on average shares outstanding.
***  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+    Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                            Other Information
For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1).


Continuous Offering
The Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a Prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of
Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the AMEX is satisfied by the fact that the Prospectus is available from the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund's performance during the last fiscal year. The Fund's most recent SAI and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-5850 for information on the Public Reference Room. You may also request information regarding the Fund by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

[GRAPHIC OMITTED]                    First Trust Morningstar(R) Dividend
                                            Leaders (SM) Index Fund







                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                          www.ftportfolios.com


                                                          SEC File # 333-125751
                                                                      811-21774

BACK COVER

[GRAPHIC OMITTED]            [LOGO OMITTED]           FIRST TRUST
                                                      ADVISORS L.P.


                  First Trust Value Line(R) Dividend Index Fund
             First Trust Value Line(R) Equity Allocation Index Fund

                               May 1, 2007


FRONT COVER



                  First Trust Value Line(R) Dividend Index Fund
             First Trust Value Line(R) Equity Allocation Index Fund

                                   PROSPECTUS
                                   May 1, 2007

Each of First Trust Value Line(R) Dividend Index Fund (the "Value Line(R) Dividend Fund") and First Trust Value Line(R) Equity Allocation Index Fund (the "Value Line(R) Equity Allocation Fund") (each, a "Fund," and collectively, the "Funds") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus.

Each Fund lists and trades its Shares on the American Stock Exchange ("AMEX") as set forth herein at market prices that may differ to some degree from the net asset value ("NAV") of its Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Each Fund's Creation Units are issued and redeemed principally in-kind for securities included in such Fund's corresponding index.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF EACH FUND.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        NOT FDIC INSURED. MAY LOSE VALUE.
                               NO BANK GUARANTEE.

                                Table of Contents

Introduction.........................................................................   3
Who Should Invest in the Funds ......................................................   3
Tax Efficient Product Structure......................................................   3
First Trust Value Line(R) Dividend Index Fund Investment Objective, Strategies
 and Risks ..........................................................................   4
First Trust Value Line(R) Equity  Allocation  Index Fund  Investment  Objective,
Strategies and Risks ................................................................   8
Additional Investment Strategies ....................................................  12
Additional Risks of Investing in the Funds ..........................................  13
Fund Organization ...................................................................  14
Management of the Funds .............................................................  15
How to Buy and Sell Shares ..........................................................  16
Creations, Redemptions and Transaction Fees .........................................  17
Dividends, Distributions and Taxes ..................................................  19
Federal Tax Matters .................................................................  20
Distribution Plan ...................................................................  22
Net Asset Value .....................................................................  22
Fund Service Providers ..............................................................  23
Index Provider ......................................................................  24
Disclaimers .........................................................................  24
Additional Index Information ........................................................  25
Premium/Discount Information ........................................................  29
Total Return Information ............................................................  30
Financial Highlights ................................................................  32
Other Information ...................................................................  35

                                 Introduction--

                  First Trust Value Line(R) Dividend Index Fund
             First Trust Value Line(R) Equity Allocation Index Fund

Each Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index. First Trust Advisors L.P. ("First Trust") is the investment adviser for the Funds.

                         Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the applicable index (each individual index is referred to herein as an "Index" and collectively as the "Indices"). The Funds may be suitable for long-term investment in the markets represented by the applicable Index and may also be used as an asset allocation tool or as a speculative trading instrument.

                         Tax Efficient Product Structure

Unlike many conventional mutual funds, the Shares of each Fund are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares of each have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

                 First Trust Value Line(R) Dividend Index Fund
                   Investment Objective, Strategies and Risks

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index") (Symbol: VLFVD).


EXCHANGE-LISTED
The Shares are listed and trade on the AMEX under the ticker symbol "FVD."


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is developed by Value Line Publishing, Inc. (the "Index Provider"). First Trust will seek to match the performance of the Index (before the Fund's fees and expenses). The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Inc.(R) ("Value Line(R)") gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above average dividends and capital appreciation.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above-average dividends and have potential for capital appreciation. The inception date of the Index was July 3, 2006. On March , 2007, there were 194 stocks that comprised the Index.

The Index begins with the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. All registered investment companies, limited partnerships and foreign securities not listed in the U.S. are removed from this universe. From those stocks, Value Line(R) selects those companies with a higher than average dividend yield, as compared to the indicated dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Value Line(R) then eliminates those companies with an equity market capitalization of less than $1 billion. When the Index is initially configured or reconfigured (as noted below), the Index seeks to be equally weighted in each of the securities in the Index.

After the initial selection of securities, the Index is rebalanced on the application of the above model on a monthly basis. The Index divisor was initially determined to yield a benchmark value of 1,000.00 at the close of trading on July 3, 2006. The holdings of the Fund and the composition and compilation methodology of the Index are available on the Fund's website at www.ftportfolios.com. Updated rankings of Value Line(R) are released weekly on its website at www.valueline.com.

See "Additional Index Information" for additional information regarding the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Risk is inherent in all investing. The Fund's Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.

MARKET RISK
One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

INDEX TRACKING RISK
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.

NON-CORRELATION RISK
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

REPLICATION MANAGEMENT RISK
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALL-CAP AND MID-CAP COMPANY RISK
The Fund may invest in small capitalization and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established.

CONCENTRATION RISK.
The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds.

INTELLECTUAL PROPERTY RISK.
The Fund relies on a license that permits the Fund to use its corresponding equity index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

ISSUER SPECIFIC CHANGES RISK.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.

HOW THE FUND HAS PERFORMED
Shares of the Fund were initially offered to the public on October 13, 2006. On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of the First Trust Value Line(R) Dividend Fund (the "Predecessor Fund"), a closed-end management investment company. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund.

The returns shown here reflect historical returns based on the net assets of the Fund, adjusted to show the effect of the Fund's annual operating expenses of 0.93%. The chart and table below illustrate annual calendar year returns for each of the past three years as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2006. This information is intended to help you assess the variability of Fund returns (and consequently, the potential rewards and risks of an investment in the Fund). The information also shows how the Fund's performance compares with the returns of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

TOTAL RETURNS(1)
----------------------------------------------------------------------------
                                [Graphic Omitted)

Calendar Year Total Return as of 12/31

           2004     18.98%
           2005      6.77%
           2006     20.11%

(1) The Fund's year-to-date return on net asset value for the period from 12/31/06 to 3/31/07 was 1.66%.

During the three years ended December 31, 2006, the Fund's highest and lowest calendar quarter returns were 9.26% and -1.12%, respectively, for the quarters ended December 31, 2004 and March 31, 2005. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                1 YEAR          SINCE INCEPTION
                                                                   (8/19/2003)

Returns Before Taxes                             20.11%             15.28%

After Taxes on Distributions                     16.58%             13.15%

After Taxes on Distributions and Sale of Shares  14.70%             12.56%

S&P 500 Index                                    15.79%             12.90%

             First Trust Value Line(R) Equity Allocation Index FunD
                   Investment Objective, Strategies and Risks

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index (the "Index") (Symbol: VLFVI).

EXCHANGE-LISTED
The Shares are listed and trade on the AMEX under the ticker symbol "FVI."

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is developed by Value Line Publishing, Inc. (the "Index Provider"). First Trust will seek to match the performance of the Index (before the Fund's fees and expenses). The Index is designed to objectively identify and select those stocks from the 1,700 stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies with capital appreciation potential. The inception date of the Index was May 1, 2006. On March 30, 2007, there were 150 stocks that comprised the Index.

The Index is designed to objectively identify and select those stocks from the Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index begins with the Value Line(R) 1700 universe of stocks that Value Line(R) gives a Timeliness(TM), Safety(TM) or Technical(TM) Ranking of #1 or #2 using the Value Line(R) Ranking Systems. All registered investment companies and limited partnerships are removed from this universe. The stocks are then separated into large, mid and small cap categories based on specified capitalization ranges. To determine a company's market capitalization category, the market capitalization of all the stocks listed on the NYSE, AMEX and the Nasdaq Stock Market, Inc. (other than unit investment trusts, closed-end funds, real estate investment trusts, foreign stocks and American Depositary Receipts) are divided into various deciles. Large capitalization stocks are companies falling into deciles 1-2, mid-capitalization stocks are companies in deciles 3-5 and small capitalization stocks are companies in deciles 6-8. Within these capitalization ranges, stocks which do not meet certain daily trading volume amounts are eliminated. For large capitalization stocks, stocks with a three-month average trading volume of less than $5 million are eliminated. For mid-capitalization stocks, stocks with a threemonth average trading volume of less than $2 million are eliminated. Small-capitalization stocks with a three-month average trading volume of less than $2 million are eliminated. Small-capitalization stocks with a market capitalization of less than $250 million or with a market capitalization of less than $1 billion and a Timeliness ranking of #1 also are eliminated. The remaining stocks are then divided into growth and value universes by reference to the stock's price to book ratio. Accordingly, there are six style classifications: Large Cap Value, Mid Cap Value, Small Cap Value, Large Cap Growth, Mid Cap Growth and Small Cap Growth. Value Line(R) determines the equity allocations among the style classifications.

The stocks in each style classification are then ranked using a three factor model. For growth portfolios, the three factor model incorporates cash flow to price ratio, return on assets and the stock's three month price appreciation. For value portfolios, the three factor model incorporates the one year change in return on assets, book to price ratio and the stock's three month price appreciation. The sum of the ranks of the three factors is used to rank each stock. Each factor is equally weighted; however, in the event of a tie, the price appreciation factor will be used as the tie-breaker. The 25 highest ranked stocks (lowest total sum of ranks) in each of the six style classifications are selected. The stocks are equally weighted within each classification.

After the initial selection of securities, on a weekly basis, stocks in the Index generally are removed when they are no longer within the Value Line(R) universe of #1 or #2 rankings and have fallen to #4 or #5 for the Value Line(R) factor that originally made the stock eligible for the Index. Stocks that retain a Value Line(R) rank of #1 or #2 for any factor will not be eliminated. Replacement stocks are then added generally starting from the highest ranked stock not already in the Index based on the most recent rankings, subject to certain limited exceptions. For purposes of determining replacement securities, the model to rank the securities eligible for the Index is determined every other month. Replacement securities are selected from the most recent rankings list.

The Index is also rebalanced on the application of the above model on a semi-annual basis on the fourth business day of the week containing the third Friday of February and August. The Index divisor was initially determined to yield a benchmark value of 1,000.00 at the close of trading on May 1, 2006.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
Risk is inherent in all investing. The Fund's Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.

MARKET RISK
One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

INDEX TRACKING RISK
You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.

NON-CORRELATION RISK
The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

REPLICATION MANAGEMENT RISK
The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALL-CAP AND MID-CAP COMPANY RISK
The Fund may invest in small capitalization and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established.


CONCENTRATION RISK.
The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds.


INTELLECTUAL PROPERTY RISK.
The Fund relies on a license that permits the Fund to use its corresponding equity index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

ISSUER SPECIFIC CHANGES RISK.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The Fund has not yet operated for a full calendar year and, therefore, does not include performance information in this section of the Prospectus. However, see "Total Return Information" for performance information regarding the Fund.


WHAT ARE THE COSTS OF INVESTING?

This table describes the fees and expenses that you may pay if you buy and hold Shares of each of the Funds.(1)


              ANNUAL FUND OPERATING EXPENSES(3) (EXPENSES THAT ARE
                        DEDUCTED FROM THE FUND'S ASSETS)


                    SHAREHOLDER
                    TRANSACTIONFEES
                    EXPENSES(1)(2)            DISTRIBUTION                           FEE
                    (FEES PAID                AND                     TOTAL ANNUAL   WAIVERS         NET ANNUAL
                    DIRECTLY                  SERVICE                 FUND           AND             FUND
                    FROM YOUR    MANAGEMENT  (12B-1)         OTHER    OPERATING      EXPENSE         OPERATING
                    INVESTMENTS) FEES         FEES(4)        EXPENSES EXPENSES       REIMBURSEMENT   EXPENSES
Value Line(R)
Dividend Fund        None       0.50%         0.44%          0.00%    0.94%          0.24%         0.70%

Value Line(R) Equity
Allocation Fund      None       0.50%         1.06%          0.00%    1.56%          0.86%         0.70%

----------------------------------------------------------------------------------------------
  (1) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions.
  (2) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable.
      However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged. See "Creation
      Transaction Fees and Redemption Transaction Fees" below.
  (3) Expressed as a percentage of average daily net assets.
  (4) Each Fund has adopted a distribution and service (12b-1) plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the
      Fund's average daily net assets. However, no such fee is currently paid by each Fund and each Fund does not currently anticipate paying 12b-1 fees.
  (5) First Trust has agreed to waive fees and/or pay each Fund's expenses to the extent necessary to prevent the operating expenses of each Fund
      (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding a certain percentage of average daily net assets per year (the "Expense Cap") as set forth in the table below, at least until during the term set forth below
      (the "Expense Cap Term"). Expenses borne by First Trust are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its
      Expense Cap.

     FUND                                   EXPENSE CAP                            EXPENSE CAP TERM
     Value Line(R) Dividend Fund            0.70% of average daily net assets      December 18, 2006 to December 18, 2008
     Value Line(R) Equity
     Allocation Fund                        0.70% of average daily net assets      December  5, 2006  to December 5, 2008

EXAMPLE
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be as set forth in the table below: FUND 1 YEAR 3 YEARS 5 YEARS 10 YEARS Value Line(R) Dividend Fund $72 $276 $497 $1,133 Value Line(R) Equity Allocation Fund $72 $408 $768 $1,783

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Funds issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined below) of $500 per transaction (regardless of the number of Creation Units involved). The value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined below) of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that a Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated. FUND 1 YEAR 3 YEARS 5 YEARS 10 YEARS Value Line(R) Dividend Fund $8,151 $28,563 $50,667 $114,273 Value Line(R) Equity Allocation Fund $8,151 $41,821 $77,848
$179,336


If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of a Fund and do not impact a Fund's expense ratio.

                        Additional Investment Strategies
The investment objective of each Fund is a fundamental policy of such Fund that may be changed only with shareholder approval. Each of the other policies described herein is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."

EQUITY SECURITIES
The Funds invest primarily in equity securities of U.S. issuers. Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Funds may invest in equity securities of non-U.S. issuers listed on any national exchange if such securities are included in the applicable Index, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.

SHORT-TERM INVESTMENTS
The Funds may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.

FUTURES AND OPTIONS
The Funds may use various investment strategies designed to hedge against changes in the values of securities the Funds own or expect to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

DELAYED DELIVERY SECURITIES
The Funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Fund's SAI.

                   Additional Risks of Investing in the Funds

Risk is inherent in all investing. Investing in each Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that each Fund will meet its stated objectives. Before you invest, you should consider the following risks.

TRADING ISSUES
Trading in Shares on the applicable exchange may be halted due to market conditions or for reasons that, in the view of the applicable exchange, make trading in Shares inadvisable. In addition, trading in Shares on the applicable exchange is subject to trading halts caused by extraordinary market volatility pursuant to the applicable exchange "circuit breaker" rules. There can be no assurance that the requirements of the applicable exchange necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

FLUCTUATION OF NET ASSET VALUE
The net asset value of the Funds' Shares will generally fluctuate with changes in the market value of each Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.

INFLATION
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

NON-U.S. INVESTMENT The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

INVESTMENT STRATEGY
Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by a Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

                                Fund Organization

Each Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

                             Management of the Funds

First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 13 exchange-traded fund portfolios and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin has been the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First

Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management Services, Inc. from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Fund.

The table below sets forth the annual management fee that First Trust receives from each Fund as well as the amounts paid by the Funds for the most recently completed fiscal year (net of expense reimbursement). A discussion regarding the approval of the Investment Management Agreement will be available in the Funds' Semi-Annual Report to Shareholders for the period ending June 30, 2008.

                                                                          FEE PAID FOR FISCAL YEAR ENDED 12/31/06
FUND                                 ANNUAL MANAGEMENT FEE               (NET OF REIMBURSEMENT)
Value Line(R) Dividend Fund          0.50% of average daily net assets    0.50% of average daily net assets
Value Line(R) Equity Allocation Fund 0.50% of average daily net assets    0.00% of average daily net assets

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to each Fund's corresponding Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Expense Cap, as set forth below, at least during the Expense Cap Term, as set forth below. Expenses borne by First Trust are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap.

  FUND                                  EXPENSE CAP                        EXPENSE CAP TERM
  Value Line(R) Dividend Fund           0.70% of average daily net assets  December 18, 2006 to December 18, 2008
  Value Line(R) Equity Allocation Fund  0.70% of average daily net assets  December 5, 2006 to December 5, 2008

How to Buy and Sell Shares

Shares will be issued or redeemed by the Funds at NAV per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you should expect to incur customary brokerage commissions, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to such Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. The Trust has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1).


BOOK ENTRY
Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.


SHARE TRADING PRICES
The trading prices of Shares of a Fund on the AMEX may differ from such Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Funds every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.


FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES
Each Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by each Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Funds issue and redeem their Shares at net asset value per Share for a basket of securities intended to mirror a Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Funds' shareholders and (b) any attempts to market time the Funds by shareholders would not be expected to negatively impact the Funds or their shareholders.


                   Creations, Redemptions and Transaction Fees

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an AP agreement with the Funds' distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


PURCHASE
In order to purchase Creation Units of the Funds, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in each Fund's corresponding Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Funds' distributor and transfer agent, with respect to purchases and redemptions of Creation Units of each Fund. All orders must be placed for one or more whole Creation Units of Shares of the Funds and must be received by the Funds' transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Funds' transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that a Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


REDEMPTION
The Funds' custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of a Fund to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the Fund's transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Funds with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.



                       Dividends, Distributions and Taxes

Dividends from net investment income, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.

                               Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

FUND STATUS
Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS
Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

DIVIDENDS RECEIVED DEDUCTION
A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS
If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Funds will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

SALE OF SHARES
If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

DEDUCTIBILITY OF FUND EXPENSES
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you.

NON-U.S. TAX CREDIT
If a Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes a Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

                                Distribution Plan

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

                                 Net Asset Value

Each Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation date, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the- counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by a Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the AMEX and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

                             Fund Service Providers

The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.

The Trust, on behalf of the Fund, has entered into an agreement with PFPC, Inc. ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.

                                 Index Provider

The Index that each respective Fund seeks to track is compiled by the Index Provider. The Index Provider is not affiliated with the Funds or First Trust. The Funds are entitled to use the Index pursuant to a sublicensing arrangement by and between each Fund and First Trust, which in turn has a licensing agreement with the Index Provider.

                                   Disclaimers

VALUE LINE(R) DIVIDEND FUND DISCLAIMER

VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) DIVIDEND INDEX (THE "INDEX"), WHICH ARE COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND PRODUCT OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

VALUE LINE(R) EQUITY ALLOCATION FUND DISCLAIMER

VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) EQUITY ALLOCATION INDEX (THE "INDEX"), WHICH ARE COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND PRODUCT OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY
(I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.


                          Additional Index Information

Value Line(R) Dividend Fund
Daily historical Value Line(R) Dividend Index values are calculated by AMEX. The Value Line(R) Dividend Index includes the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. Value Line(R)'s updated rankings are released every Monday morning on its website at www.valueline.com.

THE VALUE LINE(R) SAFETY(TM) RANKING SYSTEM
The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows: the Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R)(.)

Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of its Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation, whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation.

A company's Financial Strength rating is Value Line(R)'s measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), it looks at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclical nature of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value Line(R)'s opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most.

Value Line,(R) Inc., founded in 1982, is known for The Value Line Investment Survey,(R) a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line,(R) when selecting stocks for the Value Line(R) Investment Survey, Value Line(R)'s stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line,(R) the companies selected for the Value Line(R) Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $400 million; (ii) the stock should trade for at least $10 per share at the time of selection; (iii) the stock's float must be more than 10 million shares.

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes to the Value Line(R) Dividend Index composition. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Value Line(R) Dividend Index through the Fund's website at www.ftportfolios.com.

In the event that Value Line(R) no longer calculates the Value Line(R) Dividend Index, the Value Line(R) Dividend Index license is terminated or the identity or character of the Value Line(R) Dividend Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever action it deems to be in the best interests of the Fund if the Fund's Shares are delisted.


Value Line(R) Equity Allocation Fund

The composition of the Value Line(R) Equity Allocation Index is reconstituted and rebalanced by Value Line(R) semi-annually in February and August and additions to or subtractions from the Value Line(R) Equity Allocation Index occur following this review. The Value Line(R) Equity Allocation Index is reviewed weekly to ensure the Index includes the highest ranked stocks. Daily historical Index values are calculated by AMEX. The Value Line(R) Equity Allocation Index includes the universe of stocks that Value Line(R) gives a Timeliness(TM), Safety(TM), or Technical(TM) Ranking of #1 or #2 using the Value Line(R) Timeliness(TM), Safety(TM) and Technical(TM) Ranking Systems.


THE VALUE LINE(R) TIMELINESS(TM) RANKING SYSTEM

The present Value Line(R) Timeliness(TM) Ranking System was introduced in 1965. Each week the Value Line(R) Timeliness(TM) Ranking System screens a wide array of data using a series of proprietary calculations to rank each of the approximately 1,700 stocks in the Value Line(R) universe for expected price performance for the coming six to 12 months. Stocks are ranked from #1 (highest expected price performance) to #5 (lowest expected price performance). At any one time there are 100 stocks ranked #1, 300 ranked #2, approximately 900 ranked #3, approximately 300 ranked #4 and 100 ranked #5.

According to reports published by Value Line(R), the most important factor in determining the Timeliness(TM) rank is earnings growth. Other factors considered, according to Value Line(R), include: (i) a company's earnings growth over the past ten years in relation to the stock's recent price performance relative to all of the approximately 1,700 stocks in the Value Line(R) universe;
(ii) a company's recent quarterly earnings performance; and (iii) a company's reporting of results that are significantly better or worse than market expectations. Value Line(R) combines these and other factors to determine the Timeliness(TM) rank.

THE VALUE LINE(R) SAFETY(TM) RANKING SYSTEM
The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows: the Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R).

Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of its Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation, whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation.

A company's Financial Strength rating is Value Line(R)'s measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), it looks at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclical nature of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value Line(R)'s opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most.

THE VALUE LINE(R) TECHNICAL(TM) RANKING SYSTEM

The Value Line(R) Technical(TM) Ranking System was introduced in its present form in 1984. As with the Safety(TM) and Timeliness(TM) Ranking Systems, each week Value Line(R) uses a proprietary formula to predict short-term (three to six month) future price returns relative to the Value Line(R) universe of 1,700 stocks. The rankings of the stocks (from #1 to #5, with #1 being the highest rank) are the result of an analysis which relates 10 price trends of different durations for a stock during the past year to the relative price changes of the same stock expected over the succeeding three to six months.

Value Line,(R) Inc., founded in 1982, is known for The Value Line Investment Survey,(R) a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line,(R) when selecting stocks for the Value Line(R) Investment Survey, Value Line(R)'s stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line,(R) the companies selected for the Value Line(R) Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $400 million; (ii) the stock should trade for at least $10 per share at the time of selection; (iii) the stock's float must be more than 10 million shares.

The Fund will make changes to its portfolio holdings on a monthly basis to replicate changes to the Value Line(R) Equity Allocation Index composition. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Value Line(R) Equity Allocation Index through the Fund's website at www.ftportfolios.com.

In the event that Value Line(R) no longer calculates the Value Line(R) Equity Allocation Index, the Value Line(R) Equity Allocation Index license is terminated or the identity or character of the Value Line(R) Equity Allocation Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever action it deems to be in the best interests of the Fund if the Fund's Shares are delisted.



                          Premium/Discount Information
The tables that follow present information about the differences between each Fund's daily market price on its respective exchange and its NAV. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the exchange, as of the time a Fund's NAV is calculated. A Fund's Market Price may be at, above, or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's NAV. The information shown for each Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results.

                  FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
                            BID/ASK MIDPOINT VS. NAV
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV


QUARTER ENDED    0-49 BASIS POINTS  50-99 BASIS POINTS 100-199 BASIS POINTS    >= 200 BASIS POINTS

3/31/2007              5                0                 0                         0
12/31/2006*            0                0                 0                         0

                    NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV

QUARTER ENDED    0-49 BASIS POINTS50-99 BASIS POINTS100-199 BASIS POINTS>= 200 BASIS POINTS

3/31/2007               56                0                 0                 0
12/31/2006*              7                1                 1                 0

* Trading commenced on December 18, 2006.

On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of the First Trust Value Line(R) Dividend Fund (the
"Predecessor Fund").

                     FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
                            BID/ASK MIDPOINT VS. NAV
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV

QUARTER ENDED    0-49 BASIS POINTS50-99 BASIS POINTS100-199 BASIS POINTS>= 200 BASIS POINTS

3/31/2007               27                1                 1                 0
12/31/2006*              7                0                 0                 0

                    NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
QUARTER ENDED    0-49 BASIS POINTS50-99 BASIS POINTS100-199 BASIS POINTS>= 200 BASIS POINTS
3/31/2007               32                0                 0                 0
12/31/2006*              9                0                 0                 0

* Trading commenced on December 7, 2006.

                            Total Return Information

The tables below compare the total return of each Fund to the total return of the index on which it is based. The information presented for each Fund is for the periods indicated.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV return is based on the NAV per Share of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the applicable exchange, as of the time that the Fund's NAV is calculated. Since the Shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Shares of each Fund, the NAV per Share of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include transaction-related charges that may be payable on secondary market transactions. If tranaction-related charges were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Shares of the Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

                  FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
                       PERFORMANCE AS OF DECEMBER 31, 2006

               Average Annual Total Returns                               Cumulative Total Returns
   12 Months ended 12/31/06    Inception (08/19/03) to 12/31/06          Inception (08/19/03) to 12/31/06

                  S&P 500                      S&P 500                         S&P 500
NAV      Market   Index      NAV      Market   Index     NAV        Market     Index
20.11%   37.23%   15.79%     15.28%   15.20%   12.90%    61.37%     60.98%     50.40%

     Quarter ended 3/31/06
                   S&P 500
   NAV    Market    Index
  1.66%    1.61%    0.64%

             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
                 PERFORMANCE AS OF DECEMBER 31, 2006

                      Cumulative Total Returns
                  Inception (12/05/06) to 12/31/06

    NAV                  Market            Index            Russell 3000 Index
    -1.10%              -0.95%             -1.03%           0.08%

                        Quarter ended 3/31/07
      NAV               Market              Index        Russell 3000 Index
     1.26%               1.01%              2.24%               1.28%

                              Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by

Deloitte & Touche LLP, whose report for the 2006 fiscal year, along with the each Fund's financial statements, are included in the Annual Report to Shareholders dated December 31, 2006 and are incorporated by reference in the SAI, which are available upon request.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                                      FOR THE PERIOD
                                        JUNE 1, 2006      FOR THE YEAR  FOR THE YEAR FOR THE YEAR
                                          THROUGH             ENDED        ENDED         ENDED
                                      DECEMBER 31, 2006* MAY 31, 2006* MAY 31, 2005* MAY 31, 2004*
Net asset value, beginning of period      $16.55         $17.24        $16.13        $14.33 (c)
                                          ----------     ----------    ----------    ----------
Income from Investment Operations:
Net investment income                      0.24 **        0.43          0.41           0.27
Net realized and unrealized gain (loss)    2.10 **        1.00          1.99           1.86
                                          ----------     ----------    ----------    ----------
Total from investment operations           2.34           1.43          2.40           2.13
                                          ----------     ----------    ----------    ----------

Distributions paid to shareholders from:
Net investment income                     (0.63)         (0.42)        (0.37)         (0.20)
Net realized gains                        (1.49)         (1.70)        (0.92)         (0.11)
                                         ----------     ----------    ----------     ----------
Total distributions to shareholders       (2.12)         (2.12)        (1.29)         (0.31)
                                         ----------     ----------    ----------     ----------
Common Shares offering costs charged
      to paid-in capital                    --              --          (0.00) #       (0.02)
                                         ----------     ----------    ----------     ----------
Net asset value, end of period            $16.77        $16.55         $17.24        $16.13
                                         ==========     ==========    ==========     ==========
TOTAL RETURN                              14.70% (b)     10.26% (a)    16.05% (a)     15.09% (a)
                                         ===========    ==========    ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $451,642       $536,258       $558,705       $522,731
Ratios to average net assets:
Ratio of net expenses to
      average net assets                  0.93% +         0.93%         0.93%         0.93% +
Ratio of total expenses to
      average net assets                  0.94% +         0.93%         0.93%         0.93% +
Ratio of net investment income
      to average net assets               2.36% +         2.51%         2.45%         2.29% +
Portfolio turnover rate ++                  28%             58%           57%            46%


* The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line Dividend Fund. See Note 1 in the Notes to Financial Statements.

**  Based on average shares outstanding.

#   Amount represents less than $0.01 per share.

(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(b) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line Dividend Fund. See Note 1 in the Notes to Financial Statements. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been reimbursed by the investment advisor.

(c) Net of sales load of $0.675 per Common Share on initial offering. + Annualized. ++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                                                        FOR THE PERIOD
                                                       DECEMBER 5, 2006*
                                                            THROUGH
                                                       DECEMBER 31, 2006

Net asset value, beginning of period                       $20.00
                                                           ------------
Income from Investment Operations:
Net investment income**                                      0.03
Net realized and unrealized loss**                          (0.25)
                                                           ------------
Total from investment operations                            (0.22)
                                                           ------------

Net asset value, end of period                              $19.78
                                                           ============

TOTAL RETURN ***                                             (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $18,793
Ratios to average net assets:
Ratio of net expenses to average net assets                 0.70%+
Ratio of total expenses to average net assets               3.25%+
Ratio of net investment income to average net assets        1.82%+
Portfolio turnover rate ++                                     1%


*   Inception date.
**  Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+   Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                                Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has applied for an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, would permit investment companies to invest in the Funds beyond the limits set forth in
Section 12(d)(1).

CONTINUOUS OFFERING
Each Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Shares of a Fund, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the applicable exchange is satisfied by the fact that the Prospectus is available from the applicable exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

FOR MORE INFORMATION
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Funds' performance during the last fiscal year. The Funds' most recent SAI and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-5850 for information on the Public Reference Room. You may also request information regarding the Funds by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

                                      -36-



[GRAPHIC OMITTED]                    First Trust Value Line(R)
                                        Dividend Index Fund

                                  First Trust Value Line(R) Equity
                                       Allocation Index Fund







                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                          www.ftportfolios.com


                                                          SEC File # 333-125751
                                                                      811-21774

BACK COVER

                   Statement of Additional Information

                Investment Company Act File No. 811-21774
                    First Trust Exchange-Traded Fund

              First Trust Amex(R) Biotechnology Index Fund
                First Trust DB Strategic Value Index Fund
               First Trust Dow Jones Internet Index(SM) Fund
           First Trust Dow Jones Select MicroCap Index(SM) Fund
                     First Trust IPOX-100 Index Fund
           First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
          First Trust NASDAQ-100-Technology Sector Index(SM) Fund
        First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
              First Trust Value Line(R) Dividend Index Fund
         First Trust Value Line(R) Equity Allocation Index Fund

                            Dated May 1, 2007

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectuses dated May 1, 2007 (the "Prospectus") for each of the First Trust Amex(R) Biotechnology Index
Fund, First Trust DB Strategic Value Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust IPOX-100 Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust Value Line(R) Equity Allocation Index Fund, each a series (a "Fund") of the First
Trust Exchange-Traded Fund (the "Trust"), as they may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, First Trust Portfolios L.P., 1001 Warrenville Road, Lisle, Illinois 60532, or by calling toll free at (800) 621-1675.

                            Table of Contents

General Description of the Trust and the Funds.................................1

Exchange Listing and Trading...................................................3

Investment Objective and Policies..............................................5

Investment Strategies.........................................................15

Sublicense Agreements.........................................................15

Investment Risks..............................................................24

Funds Management..............................................................29

Accounts Managed by Investment Committee......................................40

Brokerage Allocations.........................................................41

Custodian, Distributor, Transfer Agent, Fund Accounting Agent, Index
   Provider and Exchange......................................................45

Additional Information........................................................47

Proxy Voting Policies and Procedures..........................................48

Creation and Redemption of Creation Unit Aggregations.........................50

Federal Tax Matters...........................................................60

Determination of NAV..........................................................65

Dividends and Distributions...................................................67

Miscellaneous Information.....................................................67

Financial Statements..........................................................68

The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated December 31, 2006, which is attached hereto. The Annual Report was filed with the Securities and Exchange Commission ("SEC") on March 9, 2007. The financial statements from such Annual Report are incorporated herein by reference.

             General Description of the Trust and the Funds

The Trust was organized as a Massachusetts business trust on August 8, 2003 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers Shares in 12 series, including the First Trust Amex(R) Biotechnology Index Fund (the "Biotech Fund"), First Trust DB Strategic Value Index Fund (the "Strategic Value Fund"), First Trust Dow Jones Internet Index(SM) Fund (the "Internet Fund"), First Trust Dow Jones Select MicroCap Index(SM) Fund (the "MicroCap Fund"), First Trust IPOX-100 Index Fund (the "IPOX Fund"), First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Equal Weighted Fund"), First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Technology Fund"), First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Dividend Leaders Fund"), First Trust Value Line(R) Dividend Index Fund (the "Value Line(R) Dividend Fund") and First Trust Value Line(R) Equity Allocation Index Fund (the "Value Line(R) Equity Allocation Fund") (each, a "Fund," and collectively, the "Funds"). The Biotech Fund, the Strategic Value Fund, the Internet Fund, the IPOX
Fund, the Equal Weighted Fund, the Technology Fund and the Dividend Leaders Fund are non-diversified series, while the MicroCap Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are diversified series. This Statement of Additional Information relates only to the Funds. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each series of the Trust represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trust's Declaration of Trust (the "Declaration") provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund Shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem Shares held by any shareholder for any reason under terms set by the Trustees. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

The Trust is not required and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

The Funds are managed by First Trust Advisors L.P. (the "Adviser" or "First Trust").

Each Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities (the "Deposit Securities") included in each Fund's corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of the Biotech Fund, the Strategic Value Fund, the Internet Fund, the MicroCap Fund, the IPOX Fund, the Dividend Leaders Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are listed and trade on the American Stock Exchange LLC (the "AMEX"). The Shares of the Equal Weighted Fund and the Technology Fund are listed and trade on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"). The Shares will trade on the AMEX or NASDAQ(R) at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange

Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                      Exchange Listing and Trading

There can be no assurance that the requirements of the AMEX or NASDAQ(R) necessary to maintain the listing of Shares of the Funds will continue to be met. The AMEX may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for more than 30 or more consecutive trading days; (ii) the value of the Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. Please note that the AMEX may have a conflict of interest with respect to the Biotech Fund because Shares of such Fund are listed on the AMEX and the AMEX is also the Fund's Index Provider. The AMEX will remove the Shares of a Fund from listing and trading upon termination of such Fund. As in the case of other stocks traded on the AMEX, broker's commission on transactions will be based on negotiated commission rates at customary levels.

NASDAQ(R) may, but is not required to, remove the Shares of a Fund from listing if a Fund fails to maintain compliance with NASDAQ(R)'s listing standards. NASDAQ(R) will remove the Shares of a Fund from listing and trading upon termination of such Fund. Please note that NASDAQ(R) may have a conflict of interest with respect to the Equal Weighted Fund and the Technology Fund because the Shares of such Funds are listed on NASDAQ(R) and NASDAQ(R) is also each Fund's Index Provider and calculation agent for the respective Index. As in the case of other stocks traded on NASDAQ(R), customers will have to pay transaction-related expenses to execute trades.

The Funds reserve the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                    Investment Objective and Policies

Each Prospectus describes the investment objective and policies of each respective Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Funds.

Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund:

          (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

          (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

          (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio securities.

          (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

          (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

          (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

          (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The MicroCap Fund, the Value Line(R) Dividend Fund and the Value Line(R) Equity Allocation Fund are also subject to following fundamental policy:
 A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The foregoing fundamental policies of the Funds may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding


Page 4


voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting securities.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies, which may be changed by the Board of Trustees.

                          Investment Strategies

Under normal circumstances, each Fund will invest at least 90% of its total assets in common stocks that comprise its respective corresponding equity index as set forth below (each, an "Index" and together, the "Indices"). Fund Shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

Fund                                               Index
Biotech Fund                          Amex(R) Biotechnology Index(SM)
Strategic Value Fund                  Deutche Bank CROCI(R) US+ IndexTM
Internet Fund                         The Dow Jones Internet Composite Index(SM)
MicroCap Fund                         The Dow Jones Select MicroCap Index(SM)
IPOX Fund                             IPOX-100 U.S. Index
Equal Weighted Fund                   NASDAQ-100 Equal Weighted Index(SM)
Technology Fund                       NASDAQ-100 Technology Sector Index(SM)
Dividend Leaders Fund                 Morningstar(R) Dividend Leaders(SM) Index
Value Line(R) Dividend Fund           Value Line(R) Dividend Index
Value Line(R) Equity Allocation Fund  Value Line(R) Equity Allocation Index

Types of Investments

Warrants: The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

Delayed-Delivery Transactions: The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

The Funds will earmark or maintain in a segregated account cash, U.S. Government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Illiquid Securities: The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegates has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Money Market Funds: The Funds may invest in shares of money market funds to the extent permitted by the 1940 Act.

Temporary Investments: The Funds may, without limit as to percentage of assets, purchase U.S. Government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A or higher by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less.

Short-term debt securities are defined to include, without limitation, the following:

          (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
(c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore certificates of deposit purchased by the Funds may not be fully insured.

          (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.
 The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to the Funds are limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's or Fitch 2 or higher by Fitch.

Portfolio Turnover

The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and expenses.

Hedging Strategies

General Description of Hedging Strategies

The Funds may engage in hedging activities. First Trust may cause the Funds to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge each Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest.
 Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, the Futures industry's self-regulatory organization. A Fund will not enter into Futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, a Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of Futures transactions.

Asset Coverage for Futures and Options Positions

The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. Government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

The Funds may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite(R) Indices or a more narrow market index, such as the Standard & Poor's 100. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), NASDAQ(R), the AMEX, the NYSE Arca, Inc. and the Philadelphia Stock Exchange.

The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

Certain Considerations Regarding OptionsThe hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

The Funds may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the Commodity Exchange Act (the "CEA").
 A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract.

The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.
 In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities.
 If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Funds are required to deposit and maintain margin with respect to put and call options on Futures Contracts written by them. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see

"Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

                          Sublicense Agreements

Each Fund has entered into a sublicense agreement (the "Sublicense Agreement") with First Trust that grants each Fund a non-exclusive and non-transferable sublicense to use certain intellectual property of the provider of each Index (the "Index Provider") as set forth below, in connection with the issuance, distribution, marketing and/or promotion of each Fund. Pursuant to each Sublicense Agreement, each Fund has agreed to be bound by certain provisions of each product license agreement by and between each Index Provider and First Trust (each, a "Product License Agreement"). Pursuant to each Product License Agreement, First Trust will pay each Index Provider an annual license fee in the amount set forth below. Each Fund will reimburse First Trust for its costs associated with the respective Product License Agreement; except with respect to the Strategic Value Fund, which will not be obligated to reimburse First Trust in an annual amount of more than 10 basis points of the assets of the Fund.

Fund                                Index                                  Index Provider             Annual License Fee
Biotech Fund                        Amex(R) Biotechnology Index(SM)        American Stock Exchange    0.08% on the average
                                                                           LLC                        daily net assets of the
                                                                                                      Fund.
Strategic Value Fund                Deutche Bank CROCI(R) US+ Index(TM)    Deutsche Bank AG           Greater of (i) $25,000;
                                                                                                      and (ii) the sum of 5
                                                                                                      basis points per quarter
                                                                                                      on the first $200 million
                                                                                                      of assets of the Fund,
                                                                                                      6.25 basis points per
                                                                                                      quarter for assets in the
                                                                                                      Fund above $250 million
                                                                                                      and 6.875 basis points
                                                                                                      per quarter for assets in
                                                                                                      the Fund above $500
                                                                                                      million.

                                   -15-


Fund                                Index                                     Index Provider             Annual License Fee

Internet Fund                       The Dow Jones Internet Composite          Dow Jones & Company, Inc.  0.06% on the average
                                    Index(SM)                                                            daily net assets of the
                                                                                                         Fund.
MicroCap Fund                       The Dow Jones Select MicroCap Index(SM)   Dow Jones & Company, Inc.  Greater of (i) $25,000;
                                                                                                         or 8 basis points of the
                                                                                                         average daily net assets
                                                                                                         of the Fund.
IPOX Fund                           IPOX-100 U.S. Index                       IPOX Schuster LLC          Greater of (i) $50,000 or
                                                                                                         (ii) 10 basis points of
                                                                                                         the average assets under
                                                                                                         the management of the Fund.
Equal Weighted Fund                 NASDAQ-100 Equal Weighted Index(SM)       The Nasdaq Stock Market,   0.10% of the average
                                                                              Inc.                       daily NAV of the Fund.
Technology Fund                     NASDAQ-100 Technology Sector Index(SM)    The Nasdaq Stock Market,   0.10% of the average
                                                                              Inc.                       daily NAV of the Fund.
Dividend Leaders Fund               Morningstar(R) Dividend Leaders(SM) Index Morningstar, Inc.          Greater of (i) $100,000
                                                                                                         or (ii) a sum equal to
                                                                                                         20% of the Fund's expenses.
Value Line(R) Dividend Fund         Value Line(R) Dividend Index              Value Line(R) Publishing,  15 basis points of the
                                                                              Inc.                       average daily NAV of the
                                                                                                         Fund
Value Line(R) Equity Allocation     Value Line(R) Equity Allocation Index     Value Line(R) Publishing,  15 basis points of the
Fund                                                                          Inc.                       average daily NAV of the
                                                                                                         Fund

Biotech Fund Disclaimer

The Index is a trademark of the American Stock Exchange LLC and is licensed for use by First Trust. The Fund is not sponsored or endorsed by the American Stock Exchange LLC. American Stock Exchange LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. American Stock Exchange LLC has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the

Index. American Stock Exchange LLC is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

American Stock Exchange LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. American Stock Exchange LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. American Stock Exchange LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL American Stock Exchange LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Strategic Value Fund Disclaimer

"Deutsche Bank" and "Deutsche Bank CROCI US+ Index" are service marks of Deutsche Bank. Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

Deutsche Bank does not:

o    Sponsor, endorse, sell or promote the Fund or its Shares;

o Recommend that any person invest in the Shares of the Fund or any other securities;

o Have any responsibility or liability for or make any decisions about the timing or amount of the investments of the Fund or the pricing of its Shares;

o Have any responsibility or liability for the administration, management, investments or marketing of the Fund; or

o Consider the needs of the Fund or the owners of Shares of the Fund in determining, composing or calculating the Index or have any obligation to do so.

     Deutsche Bank will not have any liability in connection with the Fund. Specifically,

o Deutsche Bank does not make any warranty, express or implied, and Deutsche Bank disclaims any warranty about:

o The results to be obtained by the Index, the Fund, the owner of Shares of the Fund or any other person in connection with the use of the Index and the data included in the Index;

o         The accuracy or completeness of the Index and its data; or

o The merchantability and the fitness for a particular purpose or use of the Index and its data and compliance with applicable laws;

o Deutsche Bank will have no liability for any errors, omissions or interruptions in the Index or its data; and

o Under no circumstances will Deutsche Bank be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Deutsche Bank knows that they might occur.

The licensing agreement between Deutsche Bank and First Trust is solely for their benefit and not for the benefit of the owners of Shares of the Fund or any other third parties.

Internet Fund Disclaimer

"Dow Jones" and "Dow Jones Internet Composite Index(SM)" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to the Trust with respect to the Fund, other than the licensing of the Dow Jones Internet Composite Index(SM) (the "Index") and its related service mark for use in connection with the Fund.

Dow Jones does not:

n    Sponsor, endorse, sell or promote the Fund.

n    Recommend that any person invest in the Fund or any other financial products.

n    Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Fund.

n    Have any responsibility or liability for the administration, management or marketing of the Fund.

n    Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Index, or have any obligation to do so.

Dow Jones will not have any liability in connection with the Fund. Specifically,

o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
o The results to be obtained by the Fund, the owner of the Fund or any other person in connection with the use of the Index and the data included in the Index;
o    The accuracy or completeness of the Index related data;
o The merchantability and the fitness for a particular purpose or use of the Index or related data;
o Dow Jones will have no liability for any errors, omissions or interruptions in the Index or related data;
o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing relating to the use of the Index and trademarks referred to above by the Trust is solely for the benefit of the Fund, and not for any other third parties.

MicroCap Fund Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dow Jones' only relationship to First Trust is the licensing of certain trademarks and trade names of Dow Jones and of The Dow Jones Select MicroCap Index(SM), which is determined, composed and calculated by Dow Jones without regard to First Trust or the Fund. Dow Jones has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating The Dow Jones Select MicroCap Index(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES SELECT MICROCAP INDEX(SM) OR ANY DATA INCLUDED THEREIN,

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

IPOX Fund Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by IPOX. IPOX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX's only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX and of the U.S. IPOX-100 Index, which is determined, composed and calculated by IPOX without regard to First Trust or the Fund.

IPOX, IPOX Schuster, IPOX-100 and IPOX-30 are trademarks and service marks of IPOX Schuster LLC and have been licensed for certain purposes from IPOX Schuster LLC to First Trust pursuant to the Product License Agreement. The Index is patent pending by IPOX Schuster LLC.

Equal Weighted Fund Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R) or its affiliates (NASDAQ(R) with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Equal Weighted Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R) and NASDAQ-100 Equal Weighted Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Equal Weighted Index(SM) which is determined, composed and calculated by NASDAQ(R) without regard to First Trust or the Fund. NASDAQ(R) has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ-100 Equal Weighted Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR

IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 EQUAL WEIGHTED INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Technology Fund Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ(R) or its affiliates (NASDAQ(R) with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Technology Sector Index(SM) to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Fund is in the licensing of the NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R) and NASDAQ-100 Technology Sector Index(SM) trademarks, and certain trade names of the Corporations and the use of the NASDAQ-
100 Technology Sector Index(SM) which is determined, composed and calculated by NASDAQ(R) without regard to First Trust or the Fund. NASDAQ(R) has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ-100 Technology Sector Index(SM). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Fund Shares to be issued or in the determination or calculation of the equation by which Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 TECHNOLOGY SECTOR INDEX(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS

OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Dividend Leaders Fund Disclaimer

MORNINGSTAR, INC. ("MORNINGSTAR"), DOES NOT GUARANTEE THE ACCURACY
AND/OR THE COMPLETENESS OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT LIABILITY
FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OR USERS OF THE FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Line(R) Dividend Fund Disclaimer

VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) DIVIDEND INDEX (THE "INDEX"), WHICH ARE COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND PRODUCT OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX.
VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE.

VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER
RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR
TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR
ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT IS LICENSED TO FIRST TRUST ADVISORS L.P. THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

Value Line(R) Equity Allocation Fund Disclaimer

VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE(R) EQUITY ALLOCATION INDEX (THE "INDEX"), WHICH ARE COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND PRODUCT OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE.

VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER
RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR
TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR
ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT IS LICENSED TO FIRST TRUST ADVISORS L.P. THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

                            Investment Risks

Overview

An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. The Funds may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Additional Risks of Investing in the Funds

Liquidity

Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Small Capitalization and Mid Capitalization Companies

The equity securities in certain Funds may include small cap and mid cap company stocks. Small cap and mid cap company stocks have customarily involved more investment risk than large capitalization stocks. Small cap and mid cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large cap companies. Some of these companies may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel.

The prices of small cap and mid cap company securities are often more volatile than prices associated with large cap company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap and mid cap companies normally have fewer shares outstanding and these shares trade less frequently than large cap companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small cap and mid cap companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Non-Diversification

The Biotech Fund, the Strategic Value Fund, the Internet Fund, the IPOX Fund, the Equal Weighted Fund, the Technology Fund and the Dividend Leaders Fund are classified as "non-diversified" under the 1940 Act. As a result, these Funds are limited as to the percentage of their assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because each of these Funds may invest a relatively high percentage of its assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

Each Fund relies on a license from its Index Provider to First Trust that permits each Fund to use its respective Index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the licensor, and as a result, a Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the use of the Intellectual Property to First Trust, on behalf of each Fund. Accordingly, in the event the license is terminated or Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of a Fund.Intellectual Property Risk

Issuer Specific Changes Risk.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-U.S. Securities Risk

A Fund may invest in the securities of issuers domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar. These securities are either in the form of American Depositary Receipts ("ADRs") or are directly listed on a U.S. securities exchange. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S. due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

Risks and Special Considerations Concerning Derivatives

In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

          (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

          (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

          (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

          (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

          (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

          (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                            Funds Management

The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment adviser. The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

Name, Address                 Position and Offices  Term of Office    Principal Occupations      Number of       Other
and Date of Birth             with Trust            and Year First    During Past 5 Years        Portfolios in   Trusteeships or
                                                    Elected or                                   the First       Directorships
                                                    Appointed                                    Trust Fund      Held by Trustee
                                                                                                 Complex
                                                                                                 Overseen by
                                                                                                 Trustee
Trustee who is an Interested
Person of the Trust
---------------------------
James A. Bowen(1)             President, Chairman   oIndefinite term  President, First Trust     34 Portfolios   Trustee of
1001 Warrenville Road,        of the Board, Chief   o2005             Portfolios L.P. and First                  Wheaton College
  Suite 300                   Executive Officer                       Trust Advisors L.P.;
Lisle, IL 60532               and Trustee                             Chairman of the Board of
D.O.B.: 09/55                                                         Directors, Bond Wave, LLC
                                                                      (Software Development
                                                                      Company/Broker-Dealer)
                                                                      and Stonebridge Advisors
                                                                      LLC
Trustees who are not
Interested Persons of the
Trust
-------------------------
Richard E. Erickson           Trustee               oIndefinite term  Physician, President       34 Portfolios   None
c/o First Trust Advisors L.P.                       o2005             Wheaton Orthopedics; Co-
1001 Warrenville Road,                                                Owner, Co-Director Sports
  Suite 300                                                           Med Center for Fitness;
Lisle, IL 60532                                                       Limited Partner Gundersen
D.O.B.: 04/51                                                         Real Estate Partnership

Thomas R. Kadlec              Trustee               oIndefinite term  President, ADM             34 Portfolios   None
c/o First Trust Advisors L.P.                       o2005             Derivatives, Inc. (May
1001 Warrenville Road,                                                2005 to Present); Vice
  Suite 300                                                           President, Chief
Lisle, IL 60532                                                       Financial Officer (1990
D.O.B.: 11/57                                                         to Present), ADM Investor
                                                                      Services, Inc. (Futures
                                                                      Commission Merchant);
                                                                      Registered Representative
                                                                      (2000 to Present),
                                                                      Segerdahl & Company,
                                                                      Inc., an NASD member
                                                                      (Broker-Dealer)

                                 -29-


Name, Address                 Position and Offices  Term of Office    Principal Occupations      Number of       Other
and Date of Birth             with Trust            and Year First    During Past 5 Years        Portfolios in   Trusteeships or
                                                    Elected or                                   the First       Directorships
                                                    Appointed                                    Trust Fund      Held by Trustee
                                                                                                 Complex
                                                                                                 Overseen by
                                                                                                 Trustee

Robert F. Keith               Trustee               oIndefinite term  President, Hibs            34 Portfolios   None
c/o First Trust Advisors L.P.                       o2006             Enterprises Financial and
1001 Warrenville Road,                                                Management Consulting
  Suite 300                                                           (2003 to Present);
Lisle, IL 60532                                                       Aramark ServiceMaster
D.O.B.: 11/56                                                         Management Services (2001
                                                                      to 2003); President and
                                                                      Chief Operating Officer,
                                                                      ServiceMaster Management
                                                                      Services (1998 to 2003)
Niel B. Nielson               Trustee               oIndefinite term  President (2002 to         34 Portfolios   Director of
c/o First Trust Advisors L.P.                       o2005             Present), Covenant                         Covenant
1001 Warrenville Road,                                                College; Associate Pastor                  Transport Inc.
  Suite 300                                                           (1997 to 2002), College
Lisle, IL 60532                                                       Church in Wheaton
D.O.B.: 03/54

Officers of the Trust
--------------------
Mark R. Bradley               Treasurer,            oIndefinite term  Chief Financial Officer,   N/A             N/A
1001 Warrenville Road,        Controller, Chief     o2005             Managing Director, First
  Suite 300                   Financial Officer                       Trust Portfolios and
Lisle, IL 60532               and Chief Accounting                    First Trust Advisors
D.O.B.: 11/57                 Officer                                 L.P.; Chief Financial
                                                                      Officer L.P., Bond Wave
                                                                      LLC (Software Development
                                                                      Company/Broker-Dealer)
                                                                      and Stonebridge Advisors
                                                                      LLC
Kelley Christensen            Vice President        oIndefinite term  Assistant Vice President   N/A             N/A
1001 Warrenville Road,                              o2006             of First Trust Portfolios
  Suite 300                                                           and First Trust Advisors
Lisle, IL 60532
D.O.B.: 09/70

James M. Dykas                Assistant Treasurer   oIndefinite term  Vice President, First      N/A             N/A
1001 Warrenville Road,                              o2005             Trust Portfolios (January
  Suite 300                                                           2005 to present);
Lisle, IL 60532                                                       Executive Director of Van
D.O.B.: 01/66                                                         Kampen Asset Management
                                                                      and Morgan Stanley
                                                                      Investment Management
                                                                      (December 2002 to January
                                                                      2005); Vice President,
                                                                      Van Kampen Asset
                                                                      Management and Morgan
                                                                      Stanley Investment
                                                                      Management (December 2000
                                                                      to December 2002)

                                     -30

Name, Address                 Position and Offices  Term of Office    Principal Occupations      Number of       Other
and Date of Birth             with Trust            and Year First    During Past 5 Years        Portfolios in   Trusteeships or
                                                    Elected or                                   the First       Directorships
                                                    Appointed                                    Trust Fund      Held by Trustee
                                                                                                 Complex
                                                                                                 Overseen by
                                                                                                 Trustee

W. Scott Jardine              Secretary and Chief   oIndefinite term  General Counsel, First     N/A             N/A
1001 Warrenville Road,        Compliance Officer    o2005             Trust Portfolios L.P. and
  Suite 300                                                           First Trust Advisors
Lisle, IL 60532                                                       L.P.; Secretary, Bond
D.O.B.: 05/60                                                         Wave LLC (Software
                                                                      Development
                                                                      Company/Broker-Dealer)
                                                                      and Stonebridge Advisors
                                                                      LLC
Daniel J. Lindquist           Vice President        oIndefinite term  Senior Vice President,     N/A             N/A
1001 Warrenville Road,                              o2005             First Trust Advisors,
  Suite 300                                                           L.P. and First Trust
Lisle, IL 60532                                                       Portfolios L.P.
D.O.B.: 02/70                                                         (September 2005 to
                                                                      present); Vice President,
                                                                      First Trust Advisors,
                                                                      L.P. and First Trust
                                                                      Portfolios L.P. (April
                                                                      2004 to September 2005);
                                                                      Chief Operating Officer,
                                                                      Mina Capital Management,
                                                                      LLC (January 2004 to
                                                                      April 2004); Chief
                                                                      Operating Officer,
                                                                      Samaritan Asset
                                                                      Management Service, Inc.
Kristi A. Maher               Assistant Secretary   oIndefinite term  Assistant General Counsel  N/A             N/A
1001 Warrenville Road,                              o2005             (March 2004 to Present),
  Suite 300                                                           First Trust Portfolios
Lisle, IL 60532                                                       and First Trust Advisors
D.O.B.: 12/66                                                         L.P.; Associate (1995 to
                                                                      March 2004), Chapman and
                                                                      Cutler LLP
Roger Testin                  Vice President        oIndefinite term  Senior Vice President,     N/A             N/A
1001 Warrenville Road,                              o2005             First Trust Advisors L.P.
  Suite 300                                                           (August 2001 to Present),
Lisle, IL 60532                                                       Senior Vice President,
D.O.B.: 06/66                                                         First Trust Portfolios
                                                                      L.P. (August 2004 to
                                                                      Present); Analyst (1998
                                                                      to 2001), Dolan Capital
                                                                      Management

                                   -31-


Name, Address                 Position and Offices  Term of Office    Principal Occupations      Number of       Other
and Date of Birth             with Trust            and Year First    During Past 5 Years        Portfolios in   Trusteeships or
                                                    Elected or                                   the First       Directorships
                                                    Appointed                                    Trust Fund      Held by Trustee
                                                                                                 Complex
                                                                                                 Overseen by
                                                                                                 Trustee

Stan Ueland                   Assistant Vice        oIndefinite term  Vice President of First    N/A             N/A
1001 Warrenville Road,        President             o2006             Trust and First Trust
  Suite 300                                                           Portfolios (August 2005
Lisle, IL 60532                                                       to present); Vice
D.O.B.: 11/70                                                         President; BondWave LLC
                                                                      (May 2004 - August 2005);
                                                                      Account Executive, Mina
                                                                      Capital Management LLC
                                                                      and Samaritan Asset
                                                                      Management LLC (January
                                                                      2003 through May 2004);
                                                                      Sales Consultant, Oracle
                                                                      Corporation (January 1997
                                                                      through January 2003)

____________________

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position of President of First Trust, investment adviser of the Funds.

The Board of Trustees of the Trust has four standing committees: the Executive Committee (Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held three meetings.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson, are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Funds shall mail such recommendation to W. Scott Jardine at the Funds' address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including his or her education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Nominating and Governance Committee and the outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held five meetings.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. Messrs. Erickson, Kadlec, Keith, and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

The Audit Committee is responsible for overseeing the Funds' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held six meetings.

Messrs. Erickson, Nielson, Kadlee, Keith and Bowen are trustees of the First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust with eight portfolios, as well as First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund, closed-end funds advised by First Trust. None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Trust (other than Stan Ueland and Roger Testin) hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (collectively with the Trust, the "First Trust Fund Complex") as they hold with the Trust. Mr. Ueland, Assistant Vice President of the Trust, serves in the same position for the exchange traded fund portfolios advised by First Trust. Mr. Testin, Vice President of the Trust, serves in the same position for First Trust Value Line(R) 100 Fund and First Defined Portfolio Fund, LLC.

The Independent Trustees are paid an annual retainer of $10,000 for each investment company in the First Trust Fund Complex up to a total of 14 investment companies (the "Trustee Compensation I") and an annual retainer of $7,500 for each subsequent investment company added to the First Trust Fund Complex (the "Trustee Compensation II," and together with Trustee Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation is divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with board or committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Additionally, Mr. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Mr. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee of each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson is paid by the investment companies in the First Trust Fund Complex and equally divided among those investment companies.

The following table sets forth the compensation paid by each Fund and the First Trust Fund Complex to each of the Trustees who are not designated as "interested persons" for the fiscal year ended December 31, 2006. The Trust has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Trust.

Name of Trustee              Total Compensation         Total Compensation
                              from the Trust (1)             from the
                                                   First Trust Fund Complex(2)
James A. Bowen                       $0                         $0
Richard E. Erickson                $12,538                   $148,538
Thomas R. Kadlec                   $12,667                   $153,538
Robert F. Keith(3)                 $7,500                    $148,538
Niel B. Nielson                    $12,538                   $105,000

____________________

(1) The compensation paid by the Trust to the Trustees for fiscal year ended December 31, 2006 for services to each Fund of the Trust.

(2) The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Funds of the Trust and the investment companies in the First Trust Fund Complex for a full calendar year is based on compensation paid to these Trustees for a full calendar year for services as Trustees to the Trust and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios) advised by First Trust, plus compensation paid to these trustees by the First Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, the First Trust

Strategic High Income Fund III, the First Trust Tax-Advantaged Preferred Income Fund, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Value Line(R) Dividend Fund and First Trust Value Line(R)/Ibbotson Equity Allocation Fund. The total compensation paid to Mr. Keith, an Independent Trustee, from the Funds of the Trust and the investment companies in the First Trust Fund Complex for a full calendar year is based on compensation paid to Mr. Keith for a full calendar year for his service as Trustee to the Trust, and the First Trust Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, the First Trust Tax-Advantaged Preferred Income Fund, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Value Line(R) Dividend Fund and First Trust Value Line(R)/Ibbotson Equity Allocation Fund.

(3)  Mr. Keith joined the Board of Trustees on June 12, 2006.

The Trust has no employees.  Its officers are compensated by First Trust.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2006:

Trustee                                Dollar Range of                              Aggregate Dollar Range of
                                      Equity Securities                               Equity Securities in
                                         in the Funds                          All Registered Investment Companies
                                   (Number of Shares held)                   Overseen by Trustee in the First Trust
                                                                                          Fund Complex
Mr. Bowen                                    None                          Over $100,000
Dr. Erickson                          $10,001 - $50,000                    $50,001-$100,000
                           (462 Shares of the Strategic Value Fund)
Mr. Kadlec                                   None                          Over $100,000
Mr. Keith                                $1 - $10,000                      Over $100,000
                              (769 Shares of the MicroCap Fund)
Mr. Nielson                                  None                          $50,001-$100,000

As of the date of this SAI, the Trustees of the Trust who are not "interested persons" of the Trust and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund.

As of the date of this SAI, no person owned of record, or is known by the Trust to own of record, beneficially 5% or more of the Shares of each Fund.

Investment Adviser. First Trust provides investment tools and portfolios for advisers and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

First Trust acts as investment adviser for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an Investment Management Agreement between First Trust and the Trust, each Fund has agreed to pay an annual management fee in the amounts set forth below.

Fund                                      Annual Management Fee
Biotech Fund                              0.40% of average daily net assets
Strategic Value Fund                      0.50% of average daily net assets
Internet Fund                             0.40% of average daily net assets
MicroCap Fund                             0.50% of average daily net assets
IPOX Fund                                 0.40% of average daily net assets
Equal Weighted Fund                       0.40% of average daily net assets
Technology Fund                           0.40% of average daily net assets
Dividend Leaders Fund                     0.30% of average daily net assets
Value Line(R) Dividend Fund               0.50% of average daily net assets
Value Line(R) Equity All ocation Fund     0.50% of average daily net assets

Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Until two years after the initial public issuance of Fund Shares, First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Expense Cap amounts set forth below during the Expense Cap Term. Expenses borne by First Trust are subject to reimbursement by the Funds up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Funds at any time if it would result in the Fund's expenses exceeding its Expense Cap.

Fund                                    Expense Cap                             Expense Cap Term
Biotech Fund                            0.60% of average daily net assets       June 23, 2006 to June 23, 2008
Strategic Value Fund                    0.65% of average daily net assets       July 11, 2006 to July 11, 2008
Internet Fund                           0.60% of average daily net assets       June 23, 2006 to June 23, 2008
MicroCap Fund                           0.60% of average daily net assets       March 12, 2007 to May 15, 2008
IPOX Fund                               0.60% of average daily net assets       April 13, 2006 to April 13, 2008
Equal Weighted Fund                     0.60% of average daily net assets       April 25, 2006 to April 25, 2008
Technology Fund                         0.60% of average daily net assets       April 25, 2006 to April 25, 2008
Dividend Leaders Fund                   0.45% of average daily net assets       March 15, 2006 to March 15, 2008

                                   -36-

Fund                                    Expense Cap                             Expense Cap Term

Value Line(R) Dividend Fund             0.70% of average daily net assets       December 18, 2006 to December 18, 2008
Value Line(R) Equity Allocation Fund    0.70% of average daily net assets       December 5, 2006 to December 5, 2008

Under the Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Agreement continues until two years after the initial issuance of Fund Shares and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Funds.

First Trust is located at 1001 Warrenville Road, Lisle, Illinois 60532.

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by each Fund and the fees waived and expenses reimbursed by First Trust for the specified period.

                          Amount of Management Fees (Net of Fee Waivers and
                               Expense Reimbursements by First Trust)         Amount of Fees Waived and Expenses Reimbursed by
                                                                                                First Trust
          Fund                (for the Period           (for the Period          (for the Period        (for the Period Ended
                              ended 12/31/05)           ended 12/31/06)          ended 12/31/05)              12/31/06)
      Biotech Fund                  N/A                     $28,304                    N/A                     $80,389
  Strategic Value Fund              N/A                     $98,406                    N/A                    $132,531
      Internet Fund                 N/A                     $31,308                    N/A                     $82,899
      MicroCap Fund               $27,705                   $19,137                  $68,239                  $137,971
        IPOX Fund                   N/A                     $61,886                    N/A                    $116,048
   Equal Weighted Fund              N/A                     $43,775                    N/A                    $101,077

                                     -37-


     Technology Fund                N/A                     $45,286                    N/A                     $93,915
  Dividend Leaders Fund             N/A                     $75,994                    N/A                    $172,016
 Value Line(R) Dividend             N/A                   $5,613,983                   N/A                     $33,985
         Fund(1)
  Value Line(R) Equity              N/A                     $20,905                    N/A                     $26,011
     Allocation Fund

(1) On December 15, 2006, the Value Line(R) Dividend Fund acquired the assets and adopted the financial and performance history of the Predecessor Fund. Accordingly, the Value Line(R) Dividend Fund adopted the financial statements of the Predecessor Fund. The table sets forth the management fees paid by the Predecessor Fund for the specified periods.

Investment Committee. The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Funds. There are currently six members of the Investment Committee, as follows:

Name                             Position with                 Length of Service           Principal Occupation
                                 First Trust                   with First Trust            During Past Five Years
Daniel J. Lindquist              Senior Vice President         Since 2004                  Senior Vice President, First Trust
                                                                                           and First Trust Portfolios L.P.
                                                                                           (September 2005 to present); Vice
                                                                                           President, First Trust and First
                                                                                           Trust Portfolios L.P. (April 2004
                                                                                           to September 2005) Chief Operating
                                                                                           Officer, Mina Capital Management,
                                                                                           LLC (January 2004 to April 2004);
                                                                                           Chief Operating Officer, Samaritan
                                                                                           Asset Management Service, Inc.
                                                                                           (April 2000 to January 2004)
Robert F. Carey                  Chief Investment Officer and  Since 1991                  Chief Investment Officer and
                                 Senior Vice President                                     Senior Vice President of First
                                                                                           Trust; Senior Vice President of
                                                                                           First Trust Portfolios L.P.
Jon C. Erickson                  Senior Vice President         Since 1994                  Senior Vice President of First
                                                                                           Trust and First Trust Portfolios
                                                                                           L.P. (August 2002 to present);
                                                                                           Vice President of First Trust and
                                                                                           First Trust Portfolios L.P. (March
                                                                                           1994 to August 2002)

                                 -38-


Name                             Position with                 Length of Service           Principal Occupation
                                 First Trust                   with First Trust            During Past Five Years

David G. McGarel                 Senior Vice President         Since 1997                  Senior Vice President of First
                                                                                           Trust and First Trust Portfolios
                                                                                           L.P. (August 2002 to present);
                                                                                           Vice President of First Trust and
                                                                                           First Trust Portfolios L.P.
                                                                                           (August 1997 to August 2002)
Roger F. Testin                  Senior Vice President         Since 2001                  Senior Vice President of First
                                                                                           Trust and First Trust Portfolios
                                                                                           L.P. (August 2001 to present);
                                                                                           Analyst, Dolan Capital Management
                                                                                           (1998 to 2001)
Stan Ueland                      Vice President                Since 2005                  Vice President of First Trust and
                                                                                           First Trust Portfolios (August
                                                                                           2005 to present); Vice President;
                                                                                           BondWave LLC (May 2004 to August
                                                                                           2005); Account Executive, Mina
                                                                                           Capital Management LLC and
                                                                                           Samaritan Asset Management LLC
                                                                                           (January 2003 to May 2004); Sales
                                                                                           Consultant, Oracle Corporation
                                                                                           (January 1997 to January 2003)

Daniel J. Lindquist:  Mr. Lindquist is Chairman of the Investment
Committee and presides over Investment Committee meetings.  Mr.
Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

David G. McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the Funds' Portfolios.

Robert F. Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

Stan Ueland: Mr. Ueland plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios. In addition, Mr. Carey, Mr. Erickson, Mr. Lindquist and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

The Investment Committee manages the investment vehicles with the number of accounts and assets, as of December 31, 2006, set forth in the table below:

                Accounts Managed by Investment Committee

Investment Committee Member            Registered Investment Companies   Other Pooled Investment      Other Accounts Number of
                                             Number of Accounts                 Vehicles                Accounts ($ Assets)
                                                 ($ assets)                Number of Accounts
                                                                               ($ assets)
Robert F. Carey                              37 ($2,680,560,650)             2 ($73,595,630)                   0($0)
Roger F. Testin                              37 ($2,680,560,650)             2 ($73,595,630)            3,547($816,900,185)
Jon C. Erickson                              37 ($2,680,560,650)             2 ($73,595,630)            3,547($816,900,185)
David G. McGarel                             37 ($2,680,560,650)             2 ($73,595,630)            3,547($816,900,185)
Daniel J. Lindquist                          37 ($2,680,560,650)             2 ($73,595,630)                   0($0)
Stan Ueland                                   10 ($709,673,350)                  0 ($0)                        0($0)

____________________


None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.

                          Brokerage Allocations

First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of Shares.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, First Trust may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. First Trust believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement are not reduced as a result of receipt by First Trust of research services. First Trust has advised the Board that it does not use soft dollars.

First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified period:

                                                                  Aggregate Amount of
                                                                  Brokerage Commissions
               Fund
                                                  (for the Period ended                   (for the Period ended
                                                    December 31, 2005)                      December 31, 2006)
            Biotech Fund                                    N/A                                 $2,200
        Strategic Value Fund                                N/A                                 $1,072
           Internet Fund                                    N/A                                 $1,805
           MicroCap Fund                                  $5,719                                $18,607
             IPOX Fund                                      N/A                                 $10,063
        Equal Weighted Fund                                 N/A                                 $1,223
          Technology Fund                                   N/A                                 $3,265
       Dividend Leaders Fund                                N/A                                 $6,238
   Value Line(R) Dividend Fund(1)                         [PFPC]                                [PFPC]
Value Line(R) Equity Allocation Fund                        N/A                                 $24,527

(1) On December 15, 2006, the Value Line(R) Dividend Fund acquired the assets and adopted the financial and performance history of the Predecessor Fund. Accordingly, the Value Line(R) Dividend Fund adopted the financial statements of the Predecessor Fund. The table sets forth the brokerage commissions paid by the Predecessor Fund for the specified periods.

Administrator. The Bank of New York ("BONY") serves as Administrator for the Funds. Its principal address is 101 Barclay St., New York, NY 10286.

The Trust on behalf of the Funds, has entered into an agreement with PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PFPC, Inc. will provide certain board administrative services to the Trust in connection with the Bond's meetings and other related matters.

BONY serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BONY will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Fund Administration and Accounting Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Pursuant to the Fund Administration and Accounting Agreement between BONY and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BONY in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the aggregate amount paid to BONY under the Fund Administration and Accounting Agreement.

Period                              Aggregate Amount Paid to Administrator
Ended December 31, 2005             $4,053
Ended December 31, 2006             $337,047

On December 15, 2006, the Value Line(R) Dividend Fund acquired the assets and adopted the financial and performance history of the Predecessor Fund. Accordingly, the Value Line(R) Dividend Fund adopted the financial statements of the Predecessor Fund. PFPC Inc. ("PFPC") was the administrator for the Predecessor Fund. PFPC's principal address is 4400 Computer Drive, Westboro, MA 01581. The following table sets forth the amount paid to PFPC by the Predecessor Fund for the specified periods for its services as the administrator of the Predecessor Fund.

       Period                            Aggregate Amount Paid to PFPC
8/19/2003-5/31/2004                                $328,461
 6/1/2004-5/31/2005                                $476,060
 6/1/2005-5/31/2006                                $482,836

     Custodian, Distributor, Transfer Agent, Fund Accounting Agent,
                       Index Provider and Exchange

Custodian. BONY, as custodian for the Funds pursuant to a Custody Agreement, holds each Fund's assets. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds' accounting agent, BONY calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BONY may be reimbursed by the Funds for its out-of-pocket expenses.

Distributor. First Trust Portfolios L.P. is the Distributor of the Shares of the Funds. Its principal address is 1001 Warrenville Road, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in each Prospectus and below under the heading "Creation and Redemption of Creation Units."

For the fiscal year ended December 31, 2006, there were no underwriting commissions with respect to the sale of Fund Shares and First Trust Portfolios L.P. did not receive compensation on redemptions for the Funds for that period.

On December 15, 2006, the Value Line(R) Dividend Fund acquired the assets and adopted the financial and performance history of the Predecessor Fund. Accordingly, the Value Line(R) Dividend Fund adopted the financial statements of the Predecessor Fund. The Predecessor Fund did not pay First Trust Portfolios L.P. any underwriting commissions and compensation on redemptions.

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of the Funds' method of distribution. However, no such fee is currently charged to the Funds, and there are no plans in place to impose such a fee.

No fees were charged under the Plan in 2005 and 2006.

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the respective Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement provides that it may be terminated as to the Funds at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

Index Provider. The Indices that the Funds seek to track are compiled by the Index Providers as set forth below.

Fund                                     Index Provider
Biotech Fund                             American Stock Exchange LLC
Strategic Value Fund                     Deutsche Bank AG
Internet Fund                            Dow Jones & Company, Inc.
MicroCap Fund                            Dow Jones & Company, Inc.
IPOX Fund                                IPOX Schuster LLC
Equal Weighted Fund                      The Nasdaq Stock Market, Inc.
Technology Fund                          The Nasdaq Stock Market, Inc.
Dividend Leaders Fund                    Morningstar, Inc.
Value Line(R) Dividend Fund              Value Line(R) Publishing, Inc.
Value Line(R) Equity Allocation Fund     Value Line(R) Publishing, Inc.

The Index Providers are not affiliated with the Funds or with First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement with First Trust, which in turn has a Product License Agreement with the Index Providers.

With respect to the Value Line(R) Equity Allocation Fund and the Value Line(R) Dividend Fund, First Trust has entered into the Index Calculation and License Agreement with AMEX pursuant to which AMEX will serve as the calculation agent for the Index. As the calculation agent, AMEX will be responsible for the management of the day-to-day operations of the Index on behalf of Value Line(R), including calculating the value of the Index every 15 seconds, widely disseminating the Index value every 15 seconds and tracking corporate actions resulting in Index adjustments.

Exchange. Besides being the Index Provider for the Biotech Fund and the calculation agent for the Indices related to the Value Line(R) Equity Allocation Fund and the Value Line(R) Dividend Fund, the only relationship that AMEX has with First Trust or the Distributor of the Funds in connection with the Biotech Fund, Strategic Value Fund, Internet Fund, MicroCap Fund, IPOX Fund, Dividend Leaders Fund, Value

Line(R) Dividend Fund and Value Line(R) Equity Allocation Fund (collectively, the "AMEX Listed Funds") is that AMEX lists the Shares of the AMEX Listed Funds pursuant to its Listing Agreement with the Trust. The AMEX is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the AMEX Listed Funds or in the determination or calculation of the net asset value of such Funds. The AMEX has no obligation or liability in connection with the administration, marketing or trading of the AMEX Listed Funds.

Besides being the Index Provider for the Equal Weighted Fund and Technology Fund (together, the "NASDAQ(R) Listed Funds"), the only relationship that NASDAQ(R) has with First Trust or the Distributor of the Funds in connection with the NASDAQ(R) Listed Funds is that NASDAQ(R) lists the Shares of the NASDAQ(R) Listed Funds pursuant to its Listing Agreement with the Trust. NASDAQ(R) is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the NASDAQ(R) Listed Funds or in the determination or calculation of the asset value of such Funds. NASDAQ(R) has no obligation or liability in connection with the administration, marketing or trading of the NASDAQ(R) Listed Funds.

                         Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC

Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

                  Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently and solely in the best economic interests of the Funds.

A senior member of First Trust is responsible for oversight of the Funds' proxy voting process. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews ISS recommendations and frequently follows the ISS recommendations.
However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific ISS recommendations are not in the best interests of the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust to follow specific voting guidelines or additional guidelines, First Trust will review the request and inform the client only if First Trust is not able to follow the client's request.

First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

Information regarding how the Funds vote future proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available upon request and without charge on the Funds' website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC's website at http://www.sec.gov. Each Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Form N-Q is available without charge, upon request, by calling (800) 621-1675 or (800) 983-0903 or by writing to First Trust Portfolios L.P.,
1001 Warrenville Road, Lisle, Illinois 60532.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NASDAQ(R) via the National Securities Clearing Corporation
(NSCC). The basket represents one Creation Unit of a Fund. The Trust, First Trust and BONY will not disseminate non-public information concerning the Trust.

Code of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. These Codes are on public file with, and are available from, the SEC.

          Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities-the "Deposit Securities"-per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash-the "Cash Component"-computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"-an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on NASDAQ(R) (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash-i.e., a "cash in lieu" amount-to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will at the expense of the Fund and will affect the value of all Shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on NASDAQ(R) ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an

Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and
(ii) all other procedures set forth in the Participant Agreement are properly followed.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.
 However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust.
 In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund;
(iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for the Funds will be $500. The Maximum Creation/Redemption Transaction Fee for the Funds will be $2,000.

Redemption of Fund Shares In Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on NASDAQ(R) (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities-as announced on the Business Day of the request for redemption received in proper form-plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Funds may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for the Funds are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time, (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth in this SAI under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of redemption orders outside the clearing process.

                          Transmittal               Next Business              Second Business            Third Business
                          Date (T)                  Day (T+1)                  Day (T+2)                  Day (T+3)
Creation Through NSCC
Standard Orders           4:00 p.m.                 No action.                 No action.                 Creation Unit Aggregations
                                                                                                          will be delivered.
                          Order must be received
                          by the Distributor.
Custom Orders             3:00 p.m.                 No action.                 No action.                 Creation Unit Aggregations
                                                                                                          will be delivered.
                          Order must be received
                          by the Distributor.
                          Orders received after
                          3:00 p.m. will be
                          treated as standard
                          orders.
Creation Outside NSCC
Standard Orders           4:00 p.m. (ET)            11:00 a.m. (ET)            No action.                 Creation Unit Aggregations
                                                                                                          will be delivered.
                          Order in proper form      Deposit Securities must
                          must be received by the   be received by a Fund's
                          Distributor.              account through DTC.
                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the Custodian.
Standard Orders Created   4:00 p.m. (ET)            11:00 a.m. (ET)            No action.                1:00 p.m.
in Advance of Receipt by
the Trust of all or a     Order in proper form      Available Deposit                                    Missing Deposit Securities
portion of the Deposit    must be received by the   Securities.                                          are due to the Trust or the
Securities                Distributor.                                                                   Trust may use cash on
                                                    Cash in an amount equal                              deposit to purchase missing
                                                    to the sum of (i) the                                Deposit Securities.
                                                    Cash Component, plus (ii)
                                                    115% of the market value                              Creation Unit Aggregations
                                                    of the undelivered                                    will be delivered.
                                                    Deposit Securities.
Custom Orders             3:00 p.m.                 11:00 a.m. (ET)            No action.                 Creation Unit Aggregations
                                                                                                          will be delivered.
                          Order in proper form      Deposit Securities must
                          must be received by the   be received by a Fund's
                          Distributor.              account through DTC.
                          Order received after      2:00 p.m. (ET)
                          3:00 p.m. will be
                          treated as standard       Cash Component must be
                          orders.                   received by the Orders
                                                    Custodian.

                                    -58


                          Transmittal               Next Business              Second Business            Third Business
                          Date (T)                  Day (T+1)                  Day (T+2)                  Day (T+3)

Redemption Through NSCC
Standard Orders           4:00 p.m. (ET)            No action.                 No action.                 Fund Securities and Cash
                                                                                                          Redemption Amount will be
                          Order must be received                                                          transferred.
                          by the Transfer Agent.
                          Orders received after
                          4:00 p.m. (ET) will be
                          deemed received on the
                          next business day (T+1)
Custom Orders             3:00 p.m. (ET)            No action.                 No action.                 Fund Securities and Cash
                                                                                                          Redemption Amount will be
                          Order must be received                                                          transferred.
                          by the Transfer Agent
                          Order received after
                          3:00 p.m. will be
                          treated as standard
                          orders.
Redemption Outside NSCC
Standard Orders           4:00 p.m. (ET)            11:00 a.m. (ET)            No action.                Fund Securities and Cash
                                                                                                         Redemption Amount is
                          Order must be received    Fund Shares must be                                  delivered to the redeeming
                          by the Transfer Agent.    delivered through DTC to                             beneficial owner.
                                                    the Custodian.
                          Order received after      2:00 p.m.
                          4:00 p.m. (ET) will be
                          deemed received on the    Cash Component, if any,
                          next business day (T+1).  is due.
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not
                                                    be deemed received as of T.
Custom Orders             3:00 p.m. (ET)            11:00 a.m. (ET)            No action.                Fund Securities and Cash
                                                                                                         Redemption Amount is
                          Order must be received    Fund Shares must be                                  delivered to the redeeming
                          by the Transfer Agent.    delivered through DTC to                             beneficial owner.
                                                    the Custodian.
                          Order received after
                          3:00 p.m. will be         2:00 p.m.
                          treated as standard
                          orders.                   Cash Component, if any,
                                                    is due.
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not
                                                    be deemed received as of T.

                           Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of each Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Funds intend to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. The Funds intend to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. Dividends received by the Funds from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Funds will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds can not make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies.

However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be designated by the Funds as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Funds' transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Backup Withholding

The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the, graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends paid by the Funds to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Funds as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008.

Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Funds which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                          Determination of NAV

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Net Asset Value."

The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. A Fund's NAV may not be calculated on days during which a Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

          (1) Common stocks and other equity securities listed on any national or foreign exchange will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date and at the official closing price for securities listed on NASDAQ(R). If there are no transactions on the valuation day, securities traded principally on an exchange will be valued at the mean between the most recent bid and ask prices.

          (2) Securities traded in the over-the-counter market are valued at their closing bid prices.

          (3) Exchange traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. Over-the-counter options and Futures Contracts will be valued at their closing bid prices.

          (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

In addition, the following types of securities will be valued as follows:

          (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

          (2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

          (4) Structured Products, including currency-linked notes, credit-linked notes and other similar instruments, will be valued by the Fund Accounting Agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular structured product and the market rates for similar transactions, the structured product will be valued at its exit price.(3)Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term purchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

          (5) Interest rate swaps and credit default swaps will be valued by the Fund Accounting Agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular swap and the market rates for similar transactions, the swap will be valued at its exit price.

The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

A Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

                       Dividends and Distributions

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. With respect to the Biotech Fund, Strategic Value Fund, Internet Fund, MicroCap Fund, IPOX Fund, Equal Weighted Fund, Technology Fund and Value Line(R) Equity Allocation Fund, dividends from net investment income, if any, are declared and paid semi-annually.
With respect to the Dividend Leaders Fund and Value Line(R) Dividend Fund, dividend from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Funds as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of each Fund purchased in the secondary market.

                        Miscellaneous Information

Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60601, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                          Financial Statements

The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated December 31, 2006, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is attached to this Statement of Additional Information.

[LOGO OMITTED]

FIRST TRUST
ADVISORS L.P.

--------------------------------
First Trust Exchange-Traded Fund
--------------------------------

First Trust Dow Jones Select MicroCap Index(SM) Fund

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

First Trust IPOX-100 Index Fund

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

First Trust Amex(R) Biotechnology Index Fund

First Trust Dow Jones Internet Index(SM) Fund

First Trust DB Strategic Value Index Fund

First Trust Value Line(R) Equity Allocation Index Fund

First Trust Value Line(R) Dividend Index Fund



                                                                   Annual Report
                                                               December 31, 2006

Front Cover


--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006

Shareholder Letter                                                             1
Market Overview                                                                2
Fund Performance Overview
     First Trust Dow Jones Select MicroCap Index(SM) Fund                      3
     First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                5
     First Trust IPOX-100 Index Fund                                           7
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      9
     First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  11
     First Trust Amex(R) Biotechnology Index Fund                             13
     First Trust Dow Jones Internet Index(SM) Fund                            15
     First Trust DB Strategic Value Index Fund                                17
     First Trust Value Line(R) Equity Allocation Index Fund                   19
     First Trust Value Line(R) Dividend Index Fund                            21
Understanding Your Fund Expenses                                              23
Portfolio of Investments
     First Trust Dow Jones Select MicroCap Index(SM) Fund                     26
     First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               31
     First Trust IPOX-100 Index Fund                                          33
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                     35
     First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  37
     First Trust Amex(R) Biotechnology Index Fund                             38
     First Trust Dow Jones Internet Index(SM) Fund                            39
     First Trust DB Strategic Value Index Fund                                40
     First Trust Value Line(R) Equity Allocation Index Fund                   41
     First Trust Value Line(R) Dividend Index Fund                            44
Statements of Assets and Liabilities                                          48
Statements of Operations                                                      50
Statements of Changes in Net Assets                                           53
Financial Highlights                                                          56
Notes to Financial Statements                                                 62
Report of Independent Registered Public Accounting Firm                       69
Additional Information                                                        70
     Proxy Voting Policies and Procedures
     Portfolio Holdings
     Federal Income Tax Information
     Advisory Agreements
Board of Trustees and Officers                                                74
Risk Considerations                                                           77

                  Caution Regarding Forward-Looking Statements

     This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                            How to Read This Report

     This report contains information that can help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

     By reading the letter from the President of the Trust, James A. Bowen, together with the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

     It is important to keep in mind that the opinions expressed by Mr. Bowen and Mr. Carey are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in each Fund are spelled out in its prospectus.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                                 Annual Report
                               December 31, 2006

Dear Shareholders:

We are pleased to present this annual report of the First Trust Exchange-Traded Fund (the "Trust").

Over this reporting period, the markets were generally positive, the U.S. economy expanded, and many of the major economic indicators were positive. The Trust now consists of 10 Funds. This report contains a market overview, Fund performance overviews, portfolios of investments and other financial statements for the reporting period ended December 31, 2006, for each Fund included in the Trust.

In 2006, the Funds distributed no capital gains. Additionally, for those Funds which distributed income, 100 percent was qualified dividend income. Taxes remain an important consideration when evaluating the investment options available in the marketplace. Because of their tax efficient structure, we believe exchange-traded funds continue to be a wise choice for investors who are concerned about taxes.

We value our relationship with our investors and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of the First Trust Exchange-Traded Fund
February 21, 2007

--------------------------------------------------------------------------------
Market Overview
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                                 Annual Report
                               December 31, 2006


[PHOTO OMITTED]

Robert F. Carey, CFA
Senior Vice President and Chief Investment Officer
First Trust Advisors L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV and CNBC and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

Market Overview

On an inflation-adjusted basis, the U.S. economy expanded by 3.3% in 2006 - which is roughly equal to its 50-year average growth rate. It did this despite the fact that the housing sector entered into a long-anticipated correction after several years of being boosted by unusually low interest rates. Unlike in previous business cycles, the contraction in housing did not coincide with dramatic weakness in other sectors of the economy. Personal consumption expanded by 3.7%, while business fixed investment - spending on plant, equipment, and software - increased about 9%. Exports also increased about 9% as foreign economic growth picked up.

Although falling energy prices late in 2006 held the Consumer Price Index ("CPI") to a 2.5% gain, the core CPI, which excludes food and energy prices, increased 2.6%, the largest increase in five years. The "median CPI," a measure of underlying inflation calculated by the Federal Reserve Bank of Cleveland, increased 3.7% in 2006, also the largest gain in five years. Despite some signs of rising inflationary pressures, bond yields remained low. The 10-year Treasury bond yield ended 2006 at 4.71%, slightly higher than its year-end 2005 yield of 4.39%, but still well below its 6.04% average yield between 1995 and 1999.

Federal Reserve Board Chairman Alan Greenspan retired in January 2006 and was succeeded by Ben Bernanke. The Federal Reserve's short-term interest rate target began 2006 at 4.25%, was boosted in four 25-basis point increments during the first six months of 2006 and then remained steady. The federal funds rate ended the year at 5.25%, with the futures markets pricing in a small chance of rate cuts during 2007. However, after strengthening in 2005, the U.S. dollar fell back to a fresh 9-year low when compared to the Federal Reserve Board's trade-weighted broad index of world currencies.

While many U.S. stock indices climbed to multi-year highs during 2006, corporate profits grew strongly as well. As a result, the trailing 12-month P/E ratio for the S&P 500 fell to 17.4% in December 2006 from 17.9% in December 2005.

--------------------------------------------------------------------------------
Fund Performance Overview
--------------------------------------------------------------------------------

First Trust Dow Jones Select MicroCap Index(SM) Fund

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange, Inc. ("AMEX") and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.


                                       Performance as of December 31, 2006

                   Average Annual Total Returns                                        Cumulative Total Returns
-------------------------------------------------------------------------------   ---------------------------------------
      12 Months ended 12/31/06                 Inception to 12/31/06                     Inception to 12/31/06
---------------------------------------  --------------------------------------   ---------------------------------------
                           Russell 2000                            Russell 2000                              Russell 2000
NAV      Market   Index    Index         NAV      Market   Index   Index          NAV     Market    Index    Index
15.69%   15.99%   16.52%   18.44%        15.65%   15.69%   16.52%  16.76%         0.02%   20.16%    21.15%   21.46%


Industrials and financials, two of the largest sector weightings in the Fund, were the two biggest contributors to the Fund return as both produced solid returns. Consumer discretionary stocks also helped Fund performance due to returns that beat the overall Index. Information technology, the fourth largest sector weight in the Fund, held back Fund performance as the Fund's holdings in that sector trailed the overall Index. The top performing stocks, by contribution to return, were General Cable Corp., W.R. Grace & Co., Christopher & Banks Corp., Robbins & Myers, Inc., and First Cash Financial Services, Inc. The worst performing stocks, by percentage loss, were Blue Coat Systems, Inc., Secure Computing Corp., Multi-Fineline, Electronix, Inc., Witness Systems, Inc., and Conn's, Inc.

       Total returns for the periods since inception are calculated from the inception date of the Fund (09/27/05). "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (09/30/05), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


Portfolio Sector Allocation as of December 31, 2006

Sector                                      % of Net Assets
-----------------------------------------------------------
Industrials                                          22.69%
Consumer Discretionary                               19.85
Financials                                           19.40
Information Technology                               13.27
Health Care                                           9.46
Energy                                                5.75
Consumer Staples                                      3.91
Materials                                             3.66
Telecommunication Services                            1.93
Utilities                                             0.25
Net Other Assets & Liabilities                       -0.17
                                                    ------
Total                                               100.00%
                                                    ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                                    % of Net Assets
-----------------------------------------------------------
W.R. Grace & Co.                                      0.88%
NorthStar Realty Finance Corp.                        0.75
Skechers U.S.A., Inc., Class A                        0.68
Amedisys, Inc.                                        0.65
Manhattan Associates, Inc.                            0.63
Mid-State Bancshares                                  0.62
TriZetto Group (The), Inc.                            0.61
ElkCorp                                               0.61
Williams Partners LP                                  0.61
Middleby Corp.                                        0.60
                                                     -----
Total                                                 6.64%
                                                     =====

-------------------
Dow Jones and Dow Jones Select MicroCap Index are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Dow Jones Select MicroCap Index(SM) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                     September 27, 2005 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS

                  First Trust             The Dow Jones
                Dow Jones Select         Select MicroCap
              MicroCap Index(SM) Fund       Index(SM)         Russell 2000 Index
              -----------------------    ---------------      ------------------
 9/27/2005            $10,000               $10,000                 $10,000
12/31/2005             10,374                10,397                  10,254
12/31/2006             12,002                12,115                  12,146


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.


Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006                45                    0                           0                         0
9/30/2006                 38                    6                           2                         0
6/30/2006                 17                    1                           0                         0
3/31/2006                 25                    1                           0                         0
12/31/2005*               31                    1                           3                         0

                     Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006                18                    0                           0                         0
9/30/2006                 17                    0                           0                         0
6/30/2006                 45                    0                           0                         0
3/31/2006                 36                    0                           0                         0
12/31/2005*               29                    0                           0                         0

* Trading commenced on September 30, 2005.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The inception date of the Index was June 30, 1997. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks of the securities listed on one of the three major exchanges (the New York Stock Exchange ("NYSE"), the American Stock Exchange, Inc. ("AMEX") or The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that have been selected through the application of Morningstar Inc.'s proprietary multi-step screening process.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
               --------------------------------------------------
                             Inception to 12/31/06
               --------------------------------------------------
                  NAV        Market       Index     S&P 500 Index
                20.80%       20.72%      21.10%        13.17%

Financials, the largest sector weighting in the Fund, were the biggest contributor to Fund performance as the Fund's holdings performed roughly in-line with the overall Index. Telecommunications was second biggest contributor to Fund performance, led by AT&T (the biggest individual contributor to Fund performance). Strong performance from the Fund's health care and utilities holdings also helped performance. Minimal weighting in the consumer discretionary sector prevented it from adding much to the Fund return despite strong performance from the Fund's holdings in that sector.

The five best performers, by contribution to return, were AT&T, Inc., Citigroup Inc., Bank of America Corp., Altria Group, Inc., and Merck & Co., Inc. The five worst performers, by contribution to return, were JPMorgan Chase & Co., Doral Financial Corp., Olin Corp., USEC Inc., and La-Z-Boy, Inc.

       Total returns for the period since inception are calculated from the inception date of the Fund (03/09/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (03/15/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

Portfolio Sector Allocation as of December 31, 2006

Sector                             % of Net Assets
--------------------------------------------------
Financials                                   39.04%
Health Care                                  15.54
Telecommunication Services                   13.95
Utilities                                    13.81
Consumer Staples                             12.15
Materials                                     4.24
Energy                                        0.50
Consumer Discretionary                        0.26
Industrials                                   0.07
Net Other Assets & Liabilities                0.44
                                            ------
Total                                       100.00%
                                            ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                           % of Net Assets
--------------------------------------------------
Citigroup, Inc.                              10.34%
Bank of America Corp.                         9.87
Pfizer, Inc.                                  9.32
Altria Group, Inc.                            9.31
Verizon Communications, Inc.                  6.36
AT&T, Inc.                                    4.81
Wachovia Corp.                                4.70
Merck & Co., Inc.                             3.26
US Bancorp                                    3.11
Bristol-Myers Squibb Co.                      2.97
                                             -----
Total                                        64.05%
                                             =====

-----------------
Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc, nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (Continued)

                     Growth of a $10,000 Initial Investment
                       March 9, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


              First Trust Morningstar(R)     Morningstar(R)
                 Dividend Leaders(SM)       Dividend Leaders
                      Index Fund               Index(SM)          S&P 500 Index
              --------------------------    ----------------      -------------
  3/9/2006             $10,000                  $10,000              $10,000
12/31/2006              12,080                   12,110               11,317


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006               47                       0                        0                          0
9/30/2006                34                       0                        0                          0
6/30/2006                24                       8                        3                          0
3/31/2006*               11                       0                        0                          0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006               16                       0                        0                          0
9/30/2006                29                       0                        0                          0
6/30/2006                28                       0                        0                          0
3/31/2006*                2                       0                        0                          0

* Trading commenced on March 15, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust IPOX-100 Index Fund

The First Trust IPOX-100 Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX Composite U.S. Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") in the IPOX Composite U.S. Index. The IPOX Composite U.S. Index is a rules-based value-weighted index measuring the average performance of U.S. IPOs during their first 1,000 trading days. Index constituents are selected based on quantitative initial screens and range from large, mature companies and fast growing IPOs to IPOs underperforming the market. The IPOX Composite U.S. Index is reconstituted regularly with IPOs being added to the Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or four years thereafter. The inception date of the Index and the IPOX Composite U.S. Index was January 3, 1989.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
                ------------------------------------------------
                             Inception to 12/31/06
                ------------------------------------------------
                  NAV     Market    Index     Russell 3000 Index
                11.00%    10.90%    11.54%          10.69%

The Fund's financial holdings were the biggest contributor to Fund performance over the period as they had the best performance and largest weighting in the Fund. The Fund's information technology and consumer discretionary holdings also positively contributed to Fund performance. The Fund's energy holdings were the only group to post negative returns for the period, thus hurting Fund performance.

The five best performing stocks, by contribution to return, were MasterCard, Inc., Freescale Semiconductor Inc., Google Inc., NYSE Group, Inc. and First Marblehead Corp. The five worst performing stocks, by contribution to return, were Seagate Technology, Inc., NAVTEQ Corp., VeraSun Energy Corp., W&T Offshore, Inc., and Hewitt Associates, Inc.

       Total returns for the period since inception are calculated from the inception date of the Fund (04/12/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (04/13/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

Portfolio Sector Allocation as of December 31, 2006

Sector                                 % of Net Assets
------------------------------------------------------
Financials                                       27.21%
Information Technology                           22.67
Consumer Discretionary                           21.86
Industrials                                       8.62
Health Care                                       5.18
Energy                                            5.16
Materials                                         4.29
Telecommunication Services                        2.65
Consumer Staples                                  1.46
Utilities                                         0.80
Net Other Assets & Liabilities                    0.10
                                                ------
Total                                           100.00%
                                                ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                              % of Net Assets
-----------------------------------------------------
Google, Inc., Class A                            9.56%
Viacom, Inc., Class B                            7.43
Western Union Co.                                4.45
NYSE Group, Inc.                                 3.93
Genworth Financial, Inc., Class A                3.92
MasterCard, Inc., Class A                        3.44
Ameriprise Financial, Inc.                       3.41
Clear Channel Outdoor Holdings, Inc., Class A    2.56
Embarq Corp.                                     2.03
CB Richard Ellis Group, Inc., Class A            1.94
                                                -----
Total                                           42.67%
                                                =====

------------------
IPOX is a registered/pending trademark of IPOX Schuster LLC. IPOX IPO Indexes and Derivatives (patent pending).

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust IPOX-100 Index Fund (Continued)

                     Growth of a $10,000 Initial Investment
                       April 12, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                IPOX-100 Index Fund     IPOX-100 U.S. Index   Russell 3000 Index
                -------------------     -------------------   ------------------
 4/12/2006            $10,000                $10,000               $10,000
12/31/2006             11,100                 11,154                11,069


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006               25                     0                         0                             0
9/30/2006                 2                     0                         0                             0
6/30/2006*               10                     0                         0                             0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006               38                     0                         0                             0
9/30/2006                61                     0                         0                             0
6/30/2006*               45                     0                         0                             0

* Trading commenced on April 13, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

The investment objective of the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and the Index is rebalanced quarterly. The inception date of the Index was June 20, 2005.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
                ------------------------------------------------
                             Inception to 12/31/06
                ------------------------------------------------
                  NAV    Market    Index     NASDAQ-100 Index(R)
                 0.60%   0.50%     0.97%            1.68%

Consumer discretionary stocks, approximately 23% of the Fund's net assets, were the biggest contributor to Fund performance as the sector was one of the top three performers in the market over the period. The Fund's telecommunication services stocks had the best performance over the period although their small weighting (approximately 3% of net assets) limited their impact on the Fund. The Fund's consumer staples, energy and industrial holdings all detracted from Fund performance. Small weightings in the sectors (approximately 2%, 1% and 8% of net assets, respectively) minimized the negative impact on overall Fund performance.

The five best performers, by contribution to return, were Research In Motion Ltd., Akamai Technologies, Inc., American Power Conversion Corp., Comcast Corp., and Celgene Corp. The five worst performers, by contribution to return, were Red Hat, Inc., Marvell Technology Group Ltd., JDS Uniphase Corp., Joy Global, Inc., and Patterson-UTI Energy, Inc.

       Total returns for the period since inception are calculated from the inception date of the Fund (04/19/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the NASDAQ(R), the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (04/25/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


Portfolio Sector Allocation as of December 31, 2006

Sector                                 % of Net Assets
------------------------------------------------------
Information Technology                           47.70%
Consumer Discretionary                           22.62
Health Care                                      14.84
Industrials                                       8.11
Telecommunication Services                        3.13
Consumer Staples                                  1.98
Materials                                         1.03
Energy                                            0.89
Net Other Assets & Liabilities                   (0.30)
                                                ------
Total                                           100.00%
                                                ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                               % of Net Assets
------------------------------------------------------
Expedia, Inc.                                     1.15%
Monster Worldwide, Inc.                           1.12
Garmin Ltd.                                       1.12
Joy Global, Inc.                                  1.11
Sepracor, Inc.                                    1.10
Akamai Technology, Inc.                           1.10
Biomet, Inc.                                      1.09
Comverse Technology, Inc.                         1.09
Lamar Advertising Co., Class A                    1.09
Discovery Holding Co., Class A                    1.09
                                                 -----
Total                                            11.06%
                                                 =====

-----------------
Nasdaq, Nasdaq-100, Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of the Nasdaq Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


             First Trust NASDAQ-100
                 Equal Weighted            NASDAQ-100
                 Index(SM) Fund       Equal Weighted Index   NASDAQ-100 Index(R)
             ----------------------   --------------------   -------------------
 4/19/2006           $10,000                $10,000              $10,000
12/31/2006            10,060                 10,097               10,168


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              40                      0                           1                         0
9/30/2006               43                      0                           0                         0
6/30/2006*              22                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              22                      0                           0                         0
9/30/2006               20                      0                           0                         0
6/30/2006*              26                      0                           0                         0

 * Trading commenced on April 25, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest non-financial companies listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
              ----------------------------------------------------
                             Inception to 12/31/06
              ----------------------------------------------------
                NAV     Market    Index    S&P 500 Info Tech Index
              -0.15%    -0.25%    0.20%              2.96%

Akamai Technologies was the biggest contributor to Fund performance as continued growth in internet retailing and downloading increased demand for the company's products. Research in Motion Ltd. was the second biggest contributor to Fund performance, helped by growth in the company's popular Blackberry devices that surpassed forecasts. Red Hat, Inc., a distributor of Linux software, was the biggest drag on performance, hurt by increased competition in the market for Linux software and services.

The five best performing stocks, by contribution to return, were Akamai Technologies, Inc., Research In Motion Ltd., American Power Conversion Corp., NVIDIA Corp., and Apple Computer, Inc. The five worst performers, by contribution to return were Red Hat, Inc., Marvell Technology Group Ltd., JDS Uniphase Corp., Citrix Systems, Inc., and Tellabs, Inc.

       Total returns for the period since inception are calculated from the inception date of the Fund (04/19/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the NASDAQ(R), the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (04/25/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


Portfolio Sector Allocation as of December 31, 2006

Sector                                  % of Net Assets
-------------------------------------------------------
Information Technology                            97.85%
Industrials                                        2.47
Net Other Assets & Liabilities                    (0.32)
                                                 ------
Total                                            100.00%
                                                 ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                                % of Net Assets
-------------------------------------------------------
Akamai Technologies, Inc.                          2.65%
Comverse Technology, Inc.                          2.61
Adobe Systems, Inc.                                2.58
Microsoft Corp.                                    2.52
Tellabs, Inc.                                      2.50
NVIDIA Corp.                                       2.49
Symantec Corp.                                     2.49
Cisco Systems, Inc.                                2.49
Telefonaktiebolaget LM Ericsson ADR                2.47
American Power Conversion Corp.                    2.47
                                                  -----
Total                                             25.27%
                                                  =====

------------------------
Nasdaq, Nasdaq-100, Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of the Nasdaq Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust NASDAQ-100-Technology Sector Index(SM) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust             NASDAQ-100
                NASDAQ-100-Technology        Technology            S&P 500
                Sector Index(SM) Fund       Sector Index       Info Tech Index
                ---------------------       ------------       ---------------
 4/19/2006             $10,000                 $10,000             $10,000
12/31/2006               9,985                  10,020              10,296


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              38                      1                           0                         0
9/30/2006               33                      0                           1                         1
6/30/2006*              32                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              24                      0                           0                         0
9/30/2006               28                      0                           0                         0
6/30/2006*              16                      0                           0                         0

* Trading commenced on April 25, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Amex(R) Biotechnology Index Fund

The investment objective of the First Trust Amex(R) Biotechnology Index Fund (the "Fund") is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Amex(R) Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
               ---------------------------------------------------
                             Inception to 12/31/06
               ---------------------------------------------------
                 NAV     Market     Index     NASDAQ Biotech Index
                17.75%   17.90%     18.15%           11.14%

Myogen, Inc. and ICOS Corp. were two of the biggest contributors to Fund performance as both companies reached agreements to be acquired during the period. InterMune, Inc. was also a strong performer for the Fund, helped by positive data from clinical trials using one of the company's developmental drugs. ImClone Systems, Inc. was the biggest drag on Fund performance as the company's long-term growth prospects were called into question due to competition for Erbitux, its only drug.

The three best performing stocks, by contribution to return, were Myogen, Inc., InterMune, Inc., and ICOS Corp. The worst performing stocks, by contribution to return, were ImClone Systems, Inc., Nektar Therapeutics, and Affymetrix, Inc.

       Total returns for the period since inception are calculated from the inception date of the Fund (06/19/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (06/23/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


Portfolio Sector Allocation as of December 31, 2006

Sector                                 % of Net Assets
------------------------------------------------------
Health Care                                      99.65%
Net Other Assets & Liabilities                    0.35
                                                ------
Total                                           100.00%
                                                ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                               % of Net Assets
------------------------------------------------------
InterMune, Inc.                                   6.73%
Celgene Corp.                                     6.20
Vertex Pharmaceuticals, Inc.                      5.38
Biogen Idec, Inc.                                 5.37
ICOS Corp.                                        5.25
MedImmune, Inc.                                   5.18
Cephalon, Inc.                                    4.93
Nektar Therapeutics                               4.91
Millennium Pharmaceuticals, Inc.                  4.90
Millipore Corp.                                   4.83
                                                 -----
Total                                            53.68%
                                                 =====

------------------
The Amex(R) Biotechnology Index(SM) is a trademark of the American Stock Exchange LLC and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the American Stock Exchange LLC. American Stock Exchange LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. American Stock Exchange LLC has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. American Stock Exchange LLC is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Amex(R) Biotechnology Index Fund (Continued)

                     Growth of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                 First Trust Amex(R)        Amex(R)
                    Biotechnology        Biotechnology
                     Index Fund              Index         NASDAQ Biotech Index
                 -------------------     -------------     --------------------
 6/19/2006            $10,000               $10,000               $10,000
12/31/2006             11,775                11,815                11,114


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              38                      0                           0                         0
9/30/2006               20                      0                           0                         0
6/30/2006*               6                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              25                      0                           0                         0
9/30/2006               43                      0                           0                         0
6/30/2006*               0                      0                           0                         0

* Trading commenced on June 23, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Dow Jones Internet Index(SM) Fund

The investment objective of the First Trust Dow Jones Internet Index(SM) Fund (the "Fund") is to seek investment results that correspond generally to the price and yield (before the Fund fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
                -------------------------------------------------
                             Inception to 12/31/06
                -------------------------------------------------
                 NAV      Market      Index         S&P 500 Index
                12.85%    12.95%      13.16%            15.54%

Akamai Technologies, Inc. was the biggest contributor to Fund performance as continued growth in internet retailing and downloading increased demand for the company's products. IAC/InterActiveCorp was the second biggest contributor to Fund performance, helped by continued strength in the company's mix of online businesses. Yahoo! Inc., one of the Fund's largest holdings, was the biggest drag on performance as increased competition in its internet search and advertising businesses hurt profit growth.

The three best performing stocks, by contribution to return, were Akamai Technologies, Inc., IAC/InterActiveCorp, and Google, Inc. The three worst performers, by contribution to return were Yahoo! Inc., CheckFree Corp., and EarthLink, Inc.

       Total returns for the period since inception are calculated from the inception date of the Fund (06/19/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (06/23/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


Portfolio Sector Allocation as of December 31, 2006

Sector                                   % of Net Assets
--------------------------------------------------------
Information Technology                             66.60%
Consumer Discretionary                             15.31
Financials                                         11.27
Industrials                                         4.23
Health Care                                         2.84
Net Other Assets & Liabilities                     (0.25)
                                                  ------
Total                                             100.00%
                                                  ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                                 % of Net Assets
--------------------------------------------------------
Google, Inc., Class A                               9.33%
Yahoo!, Inc.                                        9.32
eBay, Inc.                                          8.95
Amazon.com, Inc.                                    8.83
E*TRADE Financial Corp.                             7.18
VeriSign, Inc.                                      4.65
IAC/InterActiveCorp                                 4.63
Akamai Technologies, Inc.                           4.60
Monster Worldwide, Inc.                             4.23
TD Ameritrade Holding Corp.                         4.09
                                                   -----
Total                                              65.81%
                                                   =====

--------------
Dow Jones and Dow Jones Internet Composite Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Dow Jones Internet Index(SM) Fund (Continued)

                     Growth of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                     First Trust
                 Dow Jones Internet    Dow Jones Internet
                   Index(SM) Fund      Composite Index(SM)       S&P 500 Index
                 ------------------    -------------------       -------------
 6/19/2006             $10,000               $10,000                $10,000
12/31/2006              11,285                11,316                 11,554


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              33                      0                           0                         0
9/30/2006               33                      0                           0                         0
6/30/2006*               5                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              30                      0                           0                         0
9/30/2006               30                      0                           0                         0
6/30/2006*               1                      0                           0                         0

* Trading commenced on June 23, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust DB Strategic Value Index Fund

The investment objective of the First Trust DB Strategic Value Index Fund (the "Fund") is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ IndexTM (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The objective of the Index is to identify companies that may be undervalued based upon their "economic" price/earnings ratios.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
               ----------------------------------------------------
                             Inception to 12/31/06
               ----------------------------------------------------
                 NAV      Market      Index     S&P 500 Value Index
                10.74%    10.89%      10.72%           12.98%

The Fund's consumer discretionary holdings were the biggest contributor to Fund performance. Strong performance from the Fund's materials stocks also benefited the Fund. Underperformance of the Fund's consumer staples and telecommunication services names held back Fund performance over the period.

The five best performers, by contribution to return, were Phelps Dodge Corp., Forest Laboratories Inc., Harley-Davidson Inc., International Business Machines Corp., and Nike Inc. (Class B). The five worst performers, by contribution to return, were Hess Corp., EOG Resources Inc., Sara Lee Corp., Ingersoll-Rand Co. Ltd. (Class A), and Eli Lilly & Co.

       Total returns for the period since inception are calculated from the inception date of the Fund (07/06/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (07/11/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


Portfolio Sector Allocation as of December 31, 2006

Sector                                  % of Net Assets
-------------------------------------------------------
Energy                                            27.29%
Health Care                                       22.72
Consumer Discretionary                            15.46
Industrials                                       12.49
Information Technology                            10.00
Materials                                          9.70
Telecommunication Services                         2.45
Net Other Assets & Liabilities                    (0.11)
                                                 ------
Total                                            100.00%
                                                 ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                                % of Net Assets
-------------------------------------------------------
Pfizer, Inc.                                       2.66%
ConocoPhillips                                     2.66
International Business Machines Corp.              2.63
Baker Hughes, Inc.                                 2.61
Carnival Corp.                                     2.61
Johnson Controls, Inc.                             2.61
CBS Corp., Class B                                 2.59
McKesson Corp.                                     2.59
Wyeth                                              2.58
NIKE, Inc., Class B                                2.57
                                                  -----
Total                                             26.11%
                                                  =====

----------------
"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index(TM)" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust DB Strategic Value Index Fund (Continued)

                     Growth of a $10,000 Initial Investment
                        July 6, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                    First Trust           The Deutsche
                    DB Strategic          Bank CROCI(R)
                  Value Index Fund        US+ Index(TM)     S&P 500 Value Index
                  ----------------        -------------     -------------------
  7/6/2006            $10,000                $10,000              $10,000
12/31/2006             11,074                 11,072               11,298


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              30                      1                           0                         0
9/30/2006*              33                      0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006              32                       0                          0                         0
9/30/2006*              25                       0                          0                         0

* Trading commenced on July 11, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------


First Trust Value Line(R) Equity Allocation Index Fund

The investment objective of First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis on the fourth business day of the week containing the third Friday of February and August.

                      Performance as of December 31, 2006

                            Cumulative Total Returns
            -------------------------------------------------------
                             Inception to 12/31/06
            -------------------------------------------------------
              NAV       Market       Index       Russell 3000 Index
            -1.10%      -0.95%       -1.03%            0.08%

Financials and telecommunication services were the two biggest contributors to Fund performance over the brief period since inception. Energy and information technology were the two biggest detractors from Fund performance over the period.

The five best performers, by contribution to return, were Garmin Ltd., Time Warner, Inc., Petroleo Brasileiro S.A. (ADR), ConocoPhillips, and Ambac Financial Group, Inc. The five worst performers, by contribution to return, were Nucor Corp., EnCana Corp., BJ Services Co., Limited Brands, Inc., and Celestica, Inc.

       Total returns for the period since inception are calculated from the inception date of the Fund (12/05/06). "Cumulative total returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/07/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


Portfolio Sector Allocation as of December 31, 2006

Sector                                 % of Net Assets
------------------------------------------------------
Utilities                                        17.07%
Consumer Discretionary                           16.64
Energy                                           14.35
Information Technology                           12.85
Financials                                       11.99
Health Care                                       6.82
Industrials                                       6.28
Consumer Staples                                  5.92
Telecommunication Services                        4.13
Materials                                         3.77
Net Other Assets & Liabilities                    0.18
                                                ------
Total                                           100.00%
                                                ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                                    % of Net Assets
-----------------------------------------------------------
Time Warner, Inc.                                      1.48%
BT Group PLC ADR                                       1.46
FPL Group, Inc.                                        1.39
Infosys Technologies Ltd. ADR                          1.39
Harley-Davidson, Inc.                                  1.35
Garmin Ltd.                                            1.35
Taiwan Semiconductor Manufacturing Co., Ltd. ADR       1.32
Bear Stearns Cos. (The), Inc.                          1.31
AT&T, Inc.                                             1.31
PACCAR, Inc.                                           1.28
                                                      -----
Total                                                 13.64%
                                                      =====

--------------------
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Value Line(R) Equity Allocation Index Fund (Continued)

                     Growth of a $10,000 Initial Investment
                      December 5, 2006 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                      First Trust
                  Value Line(R) Equity     Value Line(R)
                       Allocation             Equity
                       Index Fund         Allocation Index   Russell 3000 Index
                  --------------------    ----------------   ------------------
 12/5/2006               $10,000              $10,000              $10,000
12/31/2006                 9,890                9,897               10,008


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006*             7                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006*             9                       0                           0                         0

* Trading commenced on December 7, 2006.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Value Line(R) Dividend Index Fund

The First Trust Value Line(R) Dividend Index Fund (the "Fund") is an exchange-traded index fund. In accordance with the terms of the Agreement and Plan of Reorganization (the "Plan") adopted by the Board of Trustees of the First Trust Value Line(R) Dividend Fund (the "Predecessor Fund," a closed-end fund) on July 26, 2006 and approved by the Predecessor Fund shareholders on December 11, 2006, the Predecessor Fund was reorganized with and into the Fund. Pursuant to the Plan, the shares of the Predecessor Fund ceased trading on the American Stock Exchange, Inc. ("AMEX") on Friday, December 15, 2006 and the Fund began trading on the AMEX on Monday, December 18, 2006 under the ticker symbol "FVD," the same ticker symbol previously used by the Predecessor Fund. The assets of the Predecessor Fund were transferred to, and the liabilities of the Predecessor Fund were assumed by the Fund in exchange for shares of the Fund on a one-for-one share basis. Fund shares were distributed to the Predecessor Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor Fund has been terminated.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Inc.(R) gives a SafetyTM Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above average dividend and capital appreciation. The Index is rebalanced on a monthly basis.

                      Performance as of December 31, 2006

                   Average Annual Total Returns                                        Cumulative Total Returns
-------------------------------------------------------------------------------   ---------------------------------------
      12 Months ended 12/31/06                 Inception to 12/31/06                     Inception to 12/31/06
---------------------------------------  --------------------------------------   ---------------------------------------
                            S&P 500                                 S&P 500                                   S&P 500
    NAV        Market        Index           NAV        Market       Index            NAV        Market        Index
  20.11%       37.23%        15.79%         15.28%      15.20%       12.90%          61.37%      60.98%        50.40%

Financials, the largest sector weight in the Fund, were the biggest contributor to Fund performance as the Fund's holdings performed in-line with the overall Index. Utilities, the second largest weight in the Fund over the period, were the second biggest contributor to Fund performance as the Fund's holdings outpaced the performance of the overall Index. Underperformance of the Fund's consumer discretionary holdings relative to the benchmark held back Fund performance over the period.

For the one-year period ended December 31, 2006, the five best performers, by contribution to return were BellSouth Corp., Marathon Oil Corp., Equity Office, Deere & Co., and OGE Energy Corp. For the one-year period ended December 31, 2006, the five worst performers, by contribution to return, were Lee Enterprises, Inc., Popular Inc., Telecom Corp. of New Zealand Ltd. (ADR), Old National Bancorp, and Universal Corp.

       On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of the Predecessor Fund, which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund. As the inception date of the Index was July 3, 2006, the index returns stated above are for the S&P 500 Index. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The cumulative total returns for the period from the reorganization date (12/15/06) through year end (12/31/06) were -0.24% and 0.18% at NAV and market price, respectively. That compares to an Index return of -0.22% for that same period.

       The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the AMEX, the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Prior to December 15, 2006, the price used to calculate market return was the AMEX closing market price of the Predecessor Fund. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively. Prior to December 15, 2006, NAV and market returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor Fund.

       An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns included in the above table reflect the reinvestment of dividends on securities in the Index. The returns included in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

-------------------
"Value Line(R)" and "Value Line(R) Dividend Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

First Trust Value Line(R) Dividend Index Fund (Continued)

Portfolio Sector Allocation as of December 31, 2006

Sector                                  % of Net Assets
-------------------------------------------------------
Financials                                        34.82%
Utilities                                         20.55
Consumer Staples                                  13.55
Industrials                                       10.10
Consumer Discretionary                             7.08
Health Care                                        5.06
Energy                                             3.04
Materials                                          2.50
Telecommunication Services                         2.05
Information Technology                             1.02
Net Other Assets & Liabilities                     0.23
                                                 ------
Total                                            100.00%
                                                 ======


Top Ten Portfolio Holdings as of December 31, 2006

Security                                % of Net Assets
-------------------------------------------------------
BRE Properties, Inc., Class A                      0.52%
Federal Realty Investment Trust                    0.52
Health Care Property Investors, Inc.               0.52
Home Depot (The), Inc.                             0.52
Public Storage, Inc.                               0.52
Avalon Bay Communities, Inc.                       0.52
Archstone-Smith Trust                              0.52
Ingersoll-Rand Co. Ltd., Class A                   0.52
BellSouth Corp.                                    0.52
ProLogis                                           0.52
                                                   ----
Total                                              5.20%
                                                   ====


                     Growth of a $10,000 Initial Investment
                      August 19, 2003 - December 31, 2006

                               [GRAPHIC OMITTED]
                          EDGARIZATION OF DATA POINTS


                          First Trust Value Line(R)
                             Dividend Index Fund           S&P 500 Index
                          -------------------------        -------------
 8/19/2003                         $10,000                    $10,000
12/31/2003                          10,612                     11,166
12/31/2004                          12,605                     12,381
12/31/2005                          13,436                     12,989
12/31/2006                          16,137                     15,040


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV as of December 31, 2006

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the periods indicated.

                  Number of Days Bid/Ask Midpoint At/Above NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006*             0                       0                           0                         0

                   Number of Days Bid/Ask Midpoint Below NAV

Quarter Ended     0-49 Basis Points      50-99 Basis Points        100-199 Basis Points       >= 200 Basis Points
12/31/2006*             7                       1                           1                         0

* Trading commenced on December 18, 2006.

First Trust Exchange-Traded Fund

Understanding Your Fund Expenses
December 31, 2006

As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust IPOX-100 Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Amex(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, or First Trust Value Line(R) Dividend Index Fund (the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month period ended December 31, 2006.

Actual Expenses

The first line in the following tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables for each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

===================================================================================================================================
                                                                                              Annualized
                                                                                              Expense Ratio
                                                        Beginning        Ending               Based on the     Expenses Paid
                                                        Account Value    Account Value        Six-Month        During the
                                                        July 1, 2006     December 31, 2006    Period           Six-Month Period
-----------------------------------------------------------------------------------------------------------------------------------

First Trust Dow Jones Select MicroCap Index(SM) Fund
Actual                                                  $1,000           $1,094.20            0.60%            $3.15 (a)
Hypothetical (5% return before expenses)**              $1,000           $1,022.18            0.60%            $3.06


First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
Actual                                                  $1,000           $1,158.50            0.45%            $2.45 (b)
Hypothetical (5% return before expenses)**              $1,000           $1,022.94            0.45%            $2.29


First Trust IPOX-100 Index Fund
Actual                                                  $1,000           $1,142.00            0.60%            $3.24 (a)
Hypothetical (5% return before expenses)**              $1,000           $1,022.18            0.60%            $3.06

===================================================================================================================================
                                                                                              Annualized
                                                                                              Expense Ratio
                                                        Beginning        Ending               Based on the     Expenses Paid
                                                        Account Value    Account Value        Six-Month        During the
                                                        July 1, 2006     December 31, 2006    Period           Six-Month Period
-----------------------------------------------------------------------------------------------------------------------------------

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
Actual                                                  $1,000           $1,091.10            0.60%            $3.16 (a)
Hypothetical (5% return before expenses)**              $1,000           $1,022.18            0.60%            $3.06


First Trust NASDAQ-100-Technology Sector Index(SM) Fund
Actual                                                  $1,000           $1,131.40            0.60%            $3.22 (a)
Hypothetical (5% return before expenses)**              $1,000           $1,022.18            0.60%            $3.06


First Trust Amex(R) Biotechnology Index Fund
Actual                                                  $1,000           $1,132.80            0.60%            $3.23 (a)
Hypothetical (5% return before expenses)**              $1,000           $1,022.18            0.60%            $3.06


First Trust Dow Jones Internet Index(SM) Fund
Actual                                                  $1,000           $1,064.10            0.60%            $3.12 (a)
Hypothetical (5% return before expenses)**              $1,000           $1,022.18            0.60%            $3.06


===================================================================================================================================
                                                                                              Annualized
                                                                                              Expense Ratio    Expenses Paid
                                                        Beginning        Ending               Based on the     During Period
                                                        Account Value    Account Value        Number of Days   July 6, 2006*
                                                        July 6, 2006*    December 31, 2006    in the Period    to December 31, 2006
-----------------------------------------------------------------------------------------------------------------------------------

First Trust DB Strategic Value Index Fund
Actual                                                  $1,000           $1,107.40            0.65%            $3.45 (c)
Hypothetical (5% return before expenses)**              $1,000           $1,021.93            0.65%            $3.31


===================================================================================================================================
                                                                                              Annualized
                                                                                              Expense Ratio    Expenses Paid
                                                    Beginning            Ending               Based on the     During Period
                                                    Account Value        Account Value        Number of Days   December 5, 2006*
                                                    December 5, 2006*    December 31, 2006    in the Period    to December 31, 2006
-----------------------------------------------------------------------------------------------------------------------------------

First Trust Value Line(R) Equity Allocation Index Fund
Actual                                              $1,000               $989.00              0.70%            $3.51 (d)
Hypothetical (5% return before expenses)**          $1,000               $1,021.68            0.70%            $3.57

===================================================================================================================================
                                                                                              Annualized
                                                                                              Expense Ratio
                                                        Beginning        Ending               Based on the     Expenses Paid
                                                        Account Value    Account Value        Number of Days   During the
                                                        July 1, 2006     December 31, 2006    in the Period    Six-Month Period
-----------------------------------------------------------------------------------------------------------------------------------

First Trust Value Line(R) Dividend Index Fund
Actual                                                  $1,000           $1,135.10            0.91%            $4.91 (e)
Hypothetical (5% return before expenses)**              $1,000           $1,020.61            0.91%            $4.65


*     Inception date.

**    Hypothetical expenses are assumed for the most recent fiscal half-year.

(a) Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (July 1, 2006 to December 31, 2006).

(b) Expenses are equal to the annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (July 1, 2006 to December 31, 2006).

(c) Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the actual period July 6, 2006 to December 31, 2006).

(d) Expenses are equal to the annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 27/365 (to reflect the actual period December 5, 2006 to December 31, 2006).

(e) Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (July 1, 2006 to December 31, 2006). The annualized expense ratio is capped at 0.70% for the first two years from the date of the reorganization. This table reflects an annualized expense ratio of 0.91% because it includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.

First Trust Dow Jones Select MicroCap Index(SM) Fund

Portfolio of Investments
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Common Stocks--100.2%
        Aerospace & Defense--0.8%
1,856   Ladish Co., Inc.*                   $        68,820
1,228   United Industrial Corp.                      62,321
                                            _______________
                                                    131,141
                                            _______________
        Air Freight & Logistics--0.3%
7,617   ABX Air, Inc.*                               52,786
                                            _______________
        Airlines--0.3%
6,496   ExpressJet Holdings, Inc.*                   52,618
                                            _______________
        Auto Components--1.0%
2,842   Aftermarket Technology Corp.*                60,477
  848   Bandag, Inc.                                 42,765
1,505   Fuel Systems Solutions, Inc.*                33,230
1,105   GenTek, Inc.*                                38,222
                                            _______________
                                                    174,694
                                            _______________
        Beverages--0.3%
1,203   MGP Ingredients, Inc.                        27,200
1,112   National Beverage Corp.                      15,601
                                            _______________
                                                     42,801
                                            _______________
        Biotechnology--0.3%
5,728   Enzon Pharmaceuticals, Inc.*                 48,745
                                            _______________
        Building Products--2.6%
1,399   American Woodmark Corp.                      58,548
1,078   Ameron International Corp.                   82,327
3,679   Apogee Enterprises, Inc.                     71,041
2,509   ElkCorp                                     103,095
2,028   Insteel Industries, Inc.                     36,078
1,261   PW Eagle, Inc.                               43,505
1,647   Trex Co., Inc.*                              37,700
                                            _______________
                                                    432,294
                                            _______________
        Capital Markets--1.9%
3,007   Calamos Asset Management, Inc.,
           Class A                                   80,678
  704   GAMCO Investors, Inc., Class A               27,076
2,209   Pension Worldwide, Inc.*                     60,549
2,323   SWS Group, Inc.                              82,930
3,056   Thomas Weisel Partners Group, Inc.*          64,482
                                            _______________
                                                    315,715
                                            _______________
        Chemicals--1.4%
2,028   Koppers Holdings, Inc.                       52,870
1,462   Pioneer Cos., Inc.*                          41,901
7,458   W.R. Grace & Co.*                           147,668
                                            _______________
                                                    242,439
                                            _______________
        Commercial Banks--8.3%
1,646   Bank of the Ozarks, Inc.                     54,417
1,466   Banner Corp.                                 65,002


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Commercial Banks (Continued)
1,886   Center Financial Corp.              $        45,207
2,085   Columbia Banking System, Inc.                73,225
3,070   Community Banks, Inc.                        85,223
1,769   Community Trust Bancorp, Inc.                73,467
5,172   First Financial Bancorp                      85,906
1,838   First Indiana Corp.                          46,612
2,657   First State Bancorporation                   65,761
1,919   Independent Bank Corp.                       69,142
2,816   Independent Bank Corp.                       71,217
  668   Intervest Bancshares Corp.*                  22,986
3,192   Irwin Financial Corp.                        72,235
2,884   Mid-State Bancshares                        104,948
2,718   Midwest Banc Holdings, Inc.                  64,553
2,905   Nara Bancorp, Inc.                           60,773
1,615   Old Second Bancorp, Inc.                     47,320
2,573   Placer Sierra Bancshares                     61,160
1,860   Southwest Bancorp, Inc.                      51,820
2,453   Sterling Bancorp                             48,324
3,380   Texas Capital Bancshares, Inc.*              67,194
3,013   Wilshire Bancorp, Inc.                       57,157
                                            _______________
                                                  1,393,649
                                            _______________
        Commercial Services & Supplies--7.5%
2,061   American Ecology Corp.                       38,149
  228   AMREP Corp.                                  27,930
3,903   Bowne & Co., Inc.                            62,214
3,173   Casella Waste Systems, Inc., Class A*        38,806
7,122   CBIZ, Inc.*                                  49,640
1,656   CDI Corp.                                    41,234
1,525   CRA International, Inc.*                     79,910
3,322   Ennis, Inc.                                  81,256
2,543   Geo Group (The), Inc.*                       95,413
3,200   Healthcare Services Group                    92,672
2,292   Heidrick & Struggles International, Inc.*    97,089
1,987   Huron Consulting Group, Inc.*                90,091
1,036   ICT Group, Inc.*                             32,727
5,340   Kforce, Inc.*                                64,988
1,688   Layne Christensen Co.*                       55,417
3,013   LECG Corp.*                                  55,680
2,997   McGrath Rentcorp                             91,798
4,310   On Assignment, Inc.*                         50,643
2,984   PeopleSupport, Inc.*                         62,813
2,269   Pike Electric Corp.*                         37,053
1,383   Schawk, Inc.                                 27,024
                                            _______________
                                                  1,272,547
                                            _______________
        Communications Equipment--1.0%
2,314   Anaren, Inc.*                                41,097
3,055   Digi International, Inc.*                    42,128
2,733   Inter-Tel, Inc.                              60,563
3,939   Sirenza Microdevices, Inc.*                  30,961
                                            _______________
                                                    174,749
                                            _______________

Page 26          See Notes to Financial Statements.


First Trust Dow Jones Select MicroCap Index(SM) Fund

Portfolio of Investments (Continued)
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Common Stocks (Continued)
        Construction & Engineering--1.6%
5,315   Comfort Systems USA, Inc.           $        67,182
3,537   Insituform Technologies, Inc., Class A*      91,466
2,696   Perini Corp.*                                82,983
1,191   Sterling Construction Co., Inc.*             25,916
                                            _______________
                                                    267,547
                                            _______________
        Consumer Finance--1.4%
2,038   Dollar Financial Corp.*                      56,779
4,799   EZCORP, Inc., Class A*                       77,984
3,721   First Cash Financial Services, Inc.*         96,262
                                            _______________
                                                    231,025
                                            _______________
        Containers & Packaging--0.8%
  809   AEP Industries, Inc.*                        43,128
2,590   Chesapeake Corp.                             44,082
3,514   Myers Industries, Inc.                       55,029
                                            _______________
                                                    142,239
                                            _______________
        Distributors--0.4%
2,134   Keystone Automotive Industries, Inc.*        72,535
                                            _______________
        Diversified Consumer Services--1.1%
 1,732  Pre-Paid Legal Services, Inc.                67,773
12,325  Stewart Enterprises, Inc., Class A           77,031
 1,173  Vertrue, Inc.*                               45,055
                                            _______________
                                                    189,859
                                            _______________
        Diversified Financial Services--0.3%
1,523   PICO Holdings, Inc.*                         52,955
                                            _______________
        Diversified Telecommunication Services--1.5%
2,651   Consolidated Communications
           Holdings, Inc.                            55,406
2,477   CT Communications, Inc.                      56,773
3,596   FairPoint Communications, Inc.               68,144
3,700   Iowa Telecommunications Services, Inc.       72,927
                                            _______________
                                                    253,250
                                            _______________
        Electrical Equipment--1.1%
3,216   II-VI, Inc.*                                 89,855
1,874   Lamson & Sessions (The) Co.*                 45,463
2,619   LSI Industries, Inc.                         51,987
                                            _______________
                                                    187,305
                                            _______________
        Electronic Equipment & Instruments--2.6%
4,691   CTS Corp.                                    73,650
2,317   DTS, Inc.*                                   56,048
2,990   Gerber Scientific, Inc.*                     37,554
2,377   LoJack Corp.*                                40,599
  555   OYO Geospace Corp.*                          32,240
2,395   Park Electrochemical Corp.                   61,432
5,459   TTM Technologies, Inc.*                      61,850


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Electronic Equipment & Instruments (Continued)
3,746   X-Rite, Inc.                        $        46,076
2,247   Zygo Corp.*                                  36,963
                                            _______________
                                                    446,412
                                            _______________
        Energy Equipment & Services--2.0%
2,625   Allis-Chalmers Energy, Inc.*                 60,480
1,430   Gulf Island Fabrication, Inc.                52,767
3,006   Matrix Service Co.*                          48,397
1,624   PHI, Inc.*                                   53,154
1,458   Superior Well Services, Inc.*                37,266
1,614   Trico Marine Services, Inc.*                 61,832
1,455   Union Drilling, Inc.*                        20,486
                                            _______________
                                                    334,382
                                            _______________
        Food & Staples Retailing--1.3%
2,259   Andersons (The), Inc.                        95,759
1,711   Smart & Final, Inc.*                         32,338
4,440   Topps (The) Co., Inc.                        39,516
3,440   Wild Oats Markets, Inc.*                     49,467
                                            _______________
                                                    217,080
                                            _______________
        Food Products--0.9%
  810   Imperial Sugar Co.                           19,610
1,802   J & J Snack Foods Corp.                      74,603
1,818   Peet's Coffee & Tea, Inc.*                   47,704
                                            _______________
                                                    141,917
                                            _______________
        Health Care Equipment & Supplies--2.1%
1,807   Angiodynamics, Inc.*                         38,832
3,015   Candela Corp.*                               37,296
2,857   Greatbatch, Inc.*                            76,911
1,750   ICU Medical, Inc.*                           71,190
4,104   Quidel Corp.*                                55,896
1,252   Zoll Medical Corp.*                          72,916
                                            _______________
                                                    353,041
                                            _______________
        Health Care Providers & Services--4.3%
3,356   Amedisys, Inc.*                             110,311
1,461   Bio-Reference Laboratories, Inc.*            32,858
3,278   Cross Country Healthcare, Inc.*              71,525
4,126   Five Star Quality Care, Inc.*                46,005
3,342   Gentiva Health Services, Inc.*               63,699
1,876   LHC Group, Inc.*                             53,485
1,119   MWI Veterinary Supply, Inc.*                 36,144
4,509   Odyssey HealthCare, Inc.*                    59,789
3,482   Option Care, Inc.                            49,619
1,571   Providence Service (The) Corp.*              39,479
3,144   Res-Care, Inc.*                              57,064
4,307   Sun Healthcare Group, Inc.*                  54,397
2,801   Symbion, Inc.*                               51,847
                                            _______________
                                                    726,222
                                            _______________


                      See Notes to Financial Statements.                Page 27



First Trust Dow Jones Select MicroCap Index(SM) Fund

Portfolio of Investments (Continued)
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Common Stocks (Continued)
        Health Care Technology--1.6%
1,333   Computer Programs & Systems, Inc.   $        45,309
3,611   Omnicell, Inc.*                              67,273
3,824   Phase Forward, Inc.*                         57,284
5,631   TriZetto Group (The), Inc.*                 103,441
                                            _______________
                                                    273,307
                                            _______________
        Hotels, Restaurants & Leisure--4.6%
3,404   AFC Enterprises*                             60,149
1,860   BJ's Restaurants, Inc.*                      37,591
  987   Buffalo Wild Wings, Inc.*                    52,508
2,589   California Pizza Kitchen, Inc.*              86,239
3,729   Great Wolf Resorts, Inc.*                    52,057
3,543   Interstate Hotels & Resorts, Inc.*           26,431
2,256   Landry's Restaurants, Inc.                   67,883
2,801   Marcus Corp.                                 71,650
1,851   McCormick & Schmick's Seafood
           Restaurants, Inc.*                        44,498
1,537   Monarch Casino & Resort, Inc.*               36,704
3,019   O'Charley's, Inc.*                           64,244
1,997   Red Robin Gourmet Burgers, Inc.*             71,592
2,271   Ruth's Chris Steak House*                    41,514
3,347   Steak N Shake (The) Co.*                     58,907
                                            _______________
                                                    771,967
                                            _______________
        Household Durables--1.3%
  838   California Coastal Communities, Inc.*        17,975
3,412   Kimball International, Inc., Class B         82,912
1,159   Lifetime Brands, Inc.                        19,042
1,592   M/I Homes, Inc.                              60,798
1,455   Stanley Furniture Co., Inc.                  31,210
                                            _______________
                                                    211,937
                                            _______________
        Household Products--0.4%
2,081   WD-40 Co.                                    72,564
                                            _______________
        Industrial Conglomerates--0.9%
2,364   Raven Industries, Inc.                       63,355
3,597   Tredegar Corp.                               81,328
                                            _______________
                                                    144,683
                                            _______________
        Insurance--2.1%
1,397   American Physicians Capital, Inc.*           55,937
2,327   Bristol West Holdings, Inc.                  36,836
2,057   Direct General Corp.                         42,456
  830   EMC Insurance Group, Inc.                    28,320
1,356   FPIC Insurance Group, Inc.*                  52,843
3,406   Meadowbrook Insurance Group, Inc.*           33,685
2,037   Seabright Insurance Holdings*                36,686
2,217   Tower Group, Inc.                            68,883
                                            _______________
                                                    355,646
                                            _______________


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Internet & Catalog Retail--0.6%
1,894   Blue Nile, Inc.*                    $        69,870
1,672   FTD Group, Inc.*                             29,912
                                            _______________
                                                     99,782
                                            _______________
        Internet Software & Services--1.6%
14,550  Art Technology Group, Inc.*                  33,902
 2,391  eCollege.com, Inc.*                          37,419
 3,320  Online Resources Corp.*                      33,897
 2,973  Perficient, Inc.*                            48,787
 3,937  Vignette Corp.*                              67,204
 7,216  webMethods, Inc.*                            53,110
                                            _______________
                                                    274,319
                                            _______________
        IT Services--3.1%
7,120   Ciber, Inc.*                                 48,274
1,891   Forrester Research, Inc.*                    51,265
3,292   Gevity HR, Inc.                              77,987
3,557   Lightbridge, Inc.*                           48,162
2,439   ManTech International Corp., Class A*        89,828
2,802   MAXIMUS, Inc.                                86,246
1,673   SI International, Inc.*                      54,239
4,569   Tyler Technologies, Inc.*                    64,240
                                            _______________
                                                    520,241
                                            _______________
        Leisure Equipment & Products--1.2%
3,600   Jakks Pacific, Inc.*                         78,624
6,098   K2, Inc.*                                    80,433
3,868   Smith & Wesson Holding Corp.*                39,995
                                            _______________
                                                    199,052
                                            _______________
        Life Sciences Tools & Services--1.1%
3,487   Cambrex Corp.                                79,225
1,465   Kendle International, Inc.*                  46,074
2,714   PRA International*                           68,583
                                            _______________
                                                    193,882
                                            _______________
        Machinery--5.0%
2,855   Accuride Corp.*                              32,147
1,182   American Railcar Industries, Inc.            40,235
  941   Ampco-Pittsburgh Corp.                       31,505
1,500   Badger Meter, Inc.                           41,550
1,426   Cascade Corp.                                75,435
1,704   CIRCOR International, Inc.                   62,690
2,742   Commercial Vehicle Group, Inc.*              59,776
1,394   Gehl Co.*                                    38,377
1,952   Greenbrier Cos., Inc.                        58,560
1,818   Kadant, Inc.*                                44,323
1,410   Lindsay Corp.                                46,037
  960   Middleby Corp.*                             100,483
2,503   RBC Bearings, Inc.*                          71,736
1,710   Robbins & Myers, Inc.                        78,523
2,147   Tennant Co.                                  62,263
                                            _______________
                                                    843,640
                                            _______________

Page 28           See Notes to Financial Statements.



First Trust Dow Jones Select MicroCap Index(SM) Fund

Portfolio of Investments (Continued)
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks (Continued)
        Marine--0.3%
1,537   Genco Shipping & Trading Ltd.       $        42,944
                                            _______________
        Media--1.9%
4,431   Cox Radio, Inc., Class A*                    72,225
7,943   Entravision Communications Corp.,
           Class A*                                  65,291
6,223   Journal Communications, Inc., Class A        78,472
6,195   Sinclair Broadcast Group, Inc., Class A      65,048
2,629   World Wrestling Entertainment, Inc.,
           Class A                                   42,853
                                            _______________
                                                    323,889
                                            _______________
        Metals & Mining--1.1%
1,445   A.M. Castle & Co.                            36,775
2,632   Brush Engineered Materials, Inc.*            88,883
1,074   Olympic Steel, Inc.                          23,875
1,691   Steel Technologies, Inc.                     29,677
                                            _______________
                                                    179,210
                                            _______________
        Multiline Retail--0.6%
1,390   Bon-Ton Stores (The), Inc.                   48,164
4,873   Fred's, Inc.                                 58,670
                                            _______________
                                                    106,834
                                            _______________
        Oil, Gas & Consumable Fuels--3.8%
 1,716  Atlas Pipeline Partners LP (1)               82,368
 2,699  Callon Petroleum Co.*                        40,566
 1,528  Calumet Specialty Products
           Partners, LP (1)                          61,181
   756  Clayton Williams Energy, Inc.*               27,450
 2,091  Double Hull Tankers, Inc.                    33,853
 4,855  Harvest Natural Resources, Inc.*             51,609
 3,242  McMoRan Exploration Co.*                     46,101
11,320  Meridian Resource Corp.*                     34,979
 5,361  PetroQuest Energy, Inc.*                     68,299
 3,155  Regency Energy Partners LP (1)               85,658
 2,648  Williams Partners LP (1)                    102,478
                                            _______________
                                                    634,542
                                            _______________
        Paper & Forest Products--0.3%
2,015   Schweitzer-Mauduit International, Inc.       52,491
                                            _______________
        Personal Products--1.1%
1,934   Chattem, Inc.*                               96,854
1,972   Mannatech, Inc.                              29,048
4,585   Prestige Brands Holdings, Inc.*              59,697
                                            _______________
                                                    185,599
                                            _______________
        Real Estate Investment Trusts--2.3%
2,118   Arbor Realty Trust, Inc.                     63,731
4,435   Capital Lease Funding, Inc.                  51,446
3,737   Kite Realty Group Trust                      69,583
7,622   NorthStar Realty Finance Corp.              126,296


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Real Estate Investment Trusts (Continued)
2,166   Ramco-Gershenson Properties         $        82,611
                                            _______________
                                                    393,667
                                            _______________
        Road & Rail--1.5%
3,061   Celadon Group, Inc.*                         51,272
  746   P.A.M. Transportation Services, Inc.*        16,427
1,123   Quality Distribution, Inc.*                  14,958
5,136   RailAmerica, Inc.*                           82,587
1,916   Saia, Inc.*                                  44,470
1,183   U.S. Xpress Enterprises, Inc., Class A*      19,484
  729   Universal Truckload Services, Inc.*          17,314
                                            _______________
                                                    246,512
                                            _______________
        Semiconductors & Semiconductor
           Equipment--3.1%
 4,612  Advanced Energy Industries, Inc.*            87,028
 1,569  Eagle Test Systems, Inc.*                    22,876
 2,386  Intevac, Inc.*                               61,917
 5,685  MIPS Technologies, Inc.*                     47,186
 5,099  Photronics, Inc.*                            83,318
11,842  Silicon Storage Technology, Inc.*            53,407
 2,899  Standard Microsystems Corp.*                 81,114
18,352  Triquint Semiconductor, Inc.*                82,584
                                            _______________
                                                    519,430
                                            _______________
        Software--1.8%
1,812   i2 Technologies, Inc.*                       41,350
3,549   Manhattan Associates, Inc.*                 106,754
2,666   Open Solutions, Inc.*                       100,348
3,380   Sonic Solutions, Inc.*                       55,094
                                            _______________
                                                    303,546
                                            _______________
        Specialty Retail--3.7%
2,048   A.C. Moore Arts & Crafts, Inc.*              44,380
2,777   Big 5 Sporting Goods Corp.                   67,814
1,885   Cache, Inc.*                                 47,577
3,982   Casual Male Retail Group, Inc.*              51,965
2,900   Charlotte Russe Holding, Inc.*               89,176
2,114   DSW, Inc., Class A*                          81,537
2,413   Haverty Furniture Cos., Inc.                 35,712
2,056   Lithia Motors, Inc., Class A                 59,131
1,842   Midas, Inc.*                                 42,366
1,853   Monro Muffler Brake, Inc.                    65,040
1,082   Shoe Carnival, Inc.*                         34,191
                                            _______________
                                                    618,889
                                            _______________
        Textiles, Apparel & Luxury Goods--3.4%
1,372   Deckers Outdoor Corp.*                       82,251
2,488   Movado Group, Inc.                           72,152
2,001   Oxford Industries, Inc.                      99,350
  997   Perry Ellis International, Inc.*             40,877
3,440   Skechers U.S.A., Inc., Class A*             114,586
4,535   Stride Rite Corp.                            68,388
1,829   True Religion Apparel, Inc.*                 28,002

                  See Notes to Financial Statements.                     Page 29



First Trust Dow Jones Select MicroCap Index(SM) Fund

Portfolio of Investments (Continued)
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks (Continued)
        Textiles, Apparel & Luxury Goods (Continued)
1,870   UniFirst Corp.                      $        71,827
                                            _______________
                                                    577,433
                                            _______________
        Thrifts & Mortgage Finance--3.1%
4,409   Dime Community Bancshares                    61,770
1,203   Federal Agricultural Mortgage Corp.,
           Class C                                   32,637
2,525   Flushing Financial Corp.                     43,102
3,055   Franklin Bank Corp.*                         62,750
3,431   KNBT Bancorp, Inc.                           57,401
5,398   Partners Trust Financial Group, Inc.         62,833
5,572   Provident New York Bancorp                   83,468
2,136   TierOne Corp.                                67,519
  873   WSFS Financial Corp.                         58,430
                                            _______________
                                                    529,910
                                            _______________
        Trading Companies & Distributors--0.9%
2,885   Kaman Corp.                                  64,595
2,059   Nuco2, Inc.*                                 50,631
2,227   Rush Enterprises, Inc., Class A*             37,681
                                            _______________
                                                    152,907
                                            _______________
        Water Utilities--0.3%
3,084   Southwest Water Co.                          42,436
                                            _______________
        Wireless Telecommunication Services--0.4%
3,221   USA Mobility, Inc.                           72,054
                                            _______________

        Total Common Stocks
        (Cost $15,974,022)                       16,893,260
                                            _______________


        Total Investments--100.2%
        (Cost $15,974,022)                       16,893,260
        Net Other Assets & Liabilities--(0.2%)      (28,220)
                                            _______________
        Net Assets--100.0%                  $    16,865,040
                                            ===============


*    Non-income producing security.

(1)  Master limited partnership ("MLP").


Page 30           See Notes to Financial Statements.




First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

Portfolio of Investments
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Common Stocks - 99.6%
        Chemicals--4.2%
35,493  Dow Chemical (The) Co.               $    1,417,591
28,409  E.I. du Pont de Nemours & Co.             1,383,802
 7,873  Lyondell Chemical Co.                       201,313
 3,393  Olin Corp.                                   56,052
 4,057  RPM International, Inc.                      84,751
                                            _______________
                                                  3,143,509
                                            _______________
        Commercial Banks--15.2%
20,175  BB&T Corp.                                  886,287
   754  Chemical Financial Corp.                     25,108
 1,731  Citizens Banking Corp.                       45,872
 6,428  Comerica, Inc.                              377,195
   984  Community Bank System, Inc.                  22,632
 2,844  F.N.B. Corp.                                 51,960
18,445  Fifth Third Bancorp                         754,954
 3,143  First Commonwealth Financial Corp.           42,210
 1,114  First Financial Bancorp                      18,504
 5,490  First Horizon National Corp.                229,372
 3,572  FirstMerit Corp.                             86,228
 6,171  Fulton Financial Corp.                      103,056
 8,993  Huntington Bancshares, Inc.                 213,584
18,517  KeyCorp                                     704,202
23,735  National City Corp.                         867,752
 1,012  NBT Bancorp, Inc.                            25,816
 2,630  Old National Bancorp                         49,760
   407  Park National Corp.                          40,293
16,864  Regions Financial Corp.                     630,714
 2,358  Republic Bancorp, Inc.                       31,739
 4,044  Sky Financial Group, Inc.                   115,416
 1,862  Susquehanna Bancshares, Inc.                 50,051
 4,201  TCF Financial Corp.                         115,191
64,727  US Bancorp                                2,342,469
 2,883  Valley National Bancorp                      76,428
62,037  Wachovia Corp.                            3,533,006
   600  WesBanco, Inc.                               20,118
                                            _______________
                                                 11,459,917
                                            _______________
        Commercial Services & Supplies--0.1%
 2,021  Deluxe Corp.                                 50,929
                                            _______________
        Diversified Consumer Services--0.2%
10,851  ServiceMaster (The) Co.                     142,257
                                            _______________
        Diversified Financial Services--20.2%
139,064 Bank of America Corp.                     7,424,627
139,715 Citigroup, Inc.                           7,782,126
                                            _______________
                                                 15,206,753
                                            _______________
        Diversified Telecommunication Services--13.9%
101,234 AT&T, Inc.                                3,619,116
 44,440 BellSouth Corp.                           2,093,568
128,519 Verizon Communications, Inc.              4,786,047
                                            _______________
                                                 10,498,731
                                            _______________


                                               Market
Shares                                         Value
-----------------------------------------------------------
        Electric Utilities--7.3%
 1,740  Cleco Corp.                         $        43,900
 3,972  DPL, Inc.                                   110,342
46,513  Duke Energy Corp.                         1,544,697
 9,585  FirstEnergy Corp.                           577,976
10,105  FPL Group, Inc.                             549,914
 4,068  Great Plains Energy, Inc.                   129,362
 4,158  Hawaiian Electric Industries, Inc.          112,890
 4,039  Northeast Utilities                         113,738
   934  Otter Tail Corp.                             29,103
 2,934  Pinnacle West Capital Corp.                 148,724
11,338  PPL Corp.                                   406,354
12,234  Progress Energy, Inc.                       600,445
30,820  Southern (The) Co.                        1,136,026
                                            _______________
                                                  5,503,471
                                            _______________
        Food Products--0.4%
17,763  Sara Lee Corp.                              302,504
                                            _______________
        Gas Utilities--1.0%
 2,880  AGL Resources, Inc.                         112,061
 3,199  Atmos Energy Corp.                          102,080
   777  Laclede Group (The), Inc.                    27,218
 2,352  National Fuel Gas Co.                        90,646
 1,650  Nicor, Inc.                                  77,220
   915  Northwest Natural Gas Co.                    38,833
 3,193  Oneok, Inc.                                 137,681
 2,385  Piedmont Natural Gas Co.                     63,799
   770  South Jersey Industries, Inc.                25,726
 1,967  WGL Holdings, Inc.                           64,085
                                            _______________
                                                    739,349
                                            _______________
        Household Durables--0.1%
 2,234  Tupperware Brands Corp.                      50,511
                                            _______________
        Household Products--1.2%
13,316  Kimberly-Clark Corp.                        904,822
                                            _______________
        Independent Power Producers &
           Energy Traders--0.1%
 1,176  Black Hills Corp.                            43,441
                                            _______________
        Insurance--0.3%
 3,804  Arthur J. Gallagher & Co.                   112,409
   940  Mercury General Corp.                        49,566
 1,520  Unitrin, Inc.                                76,167
                                            _______________
                                                    238,142
                                            _______________
        Metals & Mining--0.1%
 2,627  Worthington Industries, Inc.                 46,550
                                            _______________
        Multi-Utilities--5.5%
 9,506  Ameren Corp.                                510,757
11,447  Consolidated Edison, Inc.                   550,257
11,568  Dominion Resources, Inc.                    969,861
 7,375  DTE Energy Co.                              357,024
 6,862  Energy East Corp.                           170,178

                   See Notes to Financial Statements.                    Page 31



First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

Portfolio of Investments (Continued)
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks (Continued)
        Multi-Utilities (Continued)
 7,796  KeySpan Corp.                        $      321,039
 3,632  NSTAR                                       124,796
 2,986  OGE Energy Corp.                            119,440
 1,727  PNM Resources, Inc.                          53,710
 8,500  Public Service Enterprise Group, Inc.       564,230
 4,195  SCANA Corp.                                 170,401
 3,283  Vectren Corp.                                92,843
 1,839  WPS Resources Corp.                          99,361
                                            _______________
                                                  4,103,897
                                            _______________
        Oil, Gas & Consumable Fuels--0.5%
 3,557  Kinder Morgan, Inc.                         376,153
                                            _______________
        Pharmaceuticals--15.5%
 84,760 Bristol-Myers Squibb Co.                  2,230,883
 56,192 Merck & Co., Inc.                         2,449,971
270,641 Pfizer, Inc.                              7,009,602
                                            _______________
                                                 11,690,456
                                            _______________
        Thrifts & Mortgage Finance--3.3%
 1,294  Dime Community Bancshares                    18,129
 1,520  Flagstar Bancorp, Inc.                       22,557
16,115  New York Community Bancorp, Inc.            259,451
 4,205  TrustCo Bank Corp.                           46,760
 2,973  Washington Federal, Inc.                     69,955
45,059  Washington Mutual, Inc.                   2,049,733
                                            _______________
                                                  2,466,585
                                            _______________
        Tobacco--10.5%
81,633  Altria Group, Inc.                        7,005,745
 7,864  Reynolds American, Inc.                     514,856
   916  Universal Corp.                              44,893
 6,371  UST, Inc.                                   370,792
                                            _______________
                                                  7,936,286
                                            _______________

        Total Common Stocks
        (Cost $69,961,860)                       74,904,263
                                            _______________


        Total Investments--99.6%
        (Cost $69,961,860)                       74,904,263
        Net Other Assets & Liabilities--0.4%        332,959
                                            _______________
        Net Assets--100.0%                  $    75,237,222
                                            ===============


Page 32            See Notes to Financial Statements.



First Trust IPOX-100 Index Fund

Portfolio of Investments
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks--99.9%
        Aerospace & Defense--1.0%
4,398   AerCap Holdings NV*                 $       101,946
2,849   Spirit Aerosystems Holdings, Inc.,
           Class A*                                  95,356
                                            _______________
                                                    197,302
                                            _______________
        Airlines--0.5%
2,214   Copa Holdings SA, Class A                   103,084
                                            _______________
        Auto Components--0.7%
5,068   TRW Automotive Holdings Corp.*              131,109
                                            _______________
        Biotechnology--0.5%
3,105   Theravance, Inc.*                            95,913
                                            _______________
        Capital Markets--6.5%
12,513  Ameriprise Financial, Inc.                  681,959
 1,989  Cohen & Steers, Inc.                         79,898
 1,479  GFI Group, Inc.*                             92,083
 1,479  Greenhill & Co., Inc.                       109,150
 5,513  Lazard Ltd., Class A                        260,985
 3,226  optionsXpress Holdings, Inc.                 73,198
                                            _______________
                                                  1,297,273
                                            _______________
        Chemicals--4.3%
 8,205  Celanese Corp., Series A                    212,345
 2,853  CF Industries Holding, Inc.                  73,151
11,458  Huntsman Corp.*                             217,358
 7,397  Nalco Holding Co.*                          151,343
 3,816  Rockwood Holdings, Inc.*                     96,392
 3,374  Westlake Chemical Corp.                     105,876
                                            _______________
                                                    856,465
                                            _______________
        Commercial Services & Supplies--2.7%
2,773   ACCO Brands Corp.*                           73,401
4,651   Adesa, Inc.                                 129,065
2,341   American Reprographics Co.*                  77,979
4,256   Global Cash Access Holdings, Inc.*           69,075
3,047   IHS, Inc., Class A*                         120,296
4,460   SAIC, Inc.*                                  79,343
                                            _______________
                                                    549,159
                                            _______________
        Construction & Engineering--1.1%
8,669   KBR, Inc.*                                  226,781
                                            _______________
        Consumer Finance--1.7%
4,882   First Marblehead (The) Corp.                266,801
2,714   Nelnet, Inc., Class A*                       74,255
                                            _______________
                                                    341,056
                                            _______________
        Diversified Consumer Services--0.3%
1,698   Jackson Hewitt Tax Service, Inc.             57,681
                                            _______________
        Diversified Financial Services--3.9%
8,079   NYSE Group, Inc.*                           785,279
                                            _______________


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Diversified Telecommunication Services--2.7%
7,731   Embarq Corp.                        $       406,341
3,816   NeuStar, Inc., Class A*                     123,791
                                            _______________
                                                    530,132
                                            _______________
        Electric Utilities--0.4%
2,187   ITC Holdings Corp.                           87,261
                                            _______________
        Electrical Equipment--0.5%
3,588   First Solar, Inc.*                          106,922
                                            _______________
        Electronic Equipment & Instruments--1.5%
5,523   Dolby Laboratories, Inc., Class A*          171,323
3,580   SunPower Corp., Class A*                    133,069
                                            _______________
                                                    304,392
                                            _______________
        Energy Equipment & Services--1.4%
3,706   Complete Production Services, Inc.*          78,567
4,420   Dresser-Rand Group, Inc.*                   108,158
2,985   Todco*                                      101,997
                                            _______________
                                                    288,722
                                            _______________
        Health Care Equipment & Supplies--0.7%
3,609   Kinetic Concepts, Inc.*                     142,736
                                            _______________
        Health Care Providers & Services--2.0%
5,235   Brookdale Senior Living, Inc.               251,280
2,106   WellCare Health Plans, Inc.*                145,103
                                            _______________
                                                    396,383
                                            _______________
        Health Care Technology--0.6%
2,931   WebMD Health Corp., Class A*                117,299
                                            _______________
        Hotels, Restaurants & Leisure--4.7%
 6,891  Burger King Holdings, Inc.*                 145,400
 3,223  Domino's Pizza, Inc.                         90,244
 1,878  Life Time Fitness, Inc.*                     91,102
 9,996  Tim Hortons, Inc.                           289,484
10,246  Wyndham Worldwide Corp.*                    328,077
                                            _______________
                                                    944,307
                                            _______________
        Household Durables--0.8%
4,705   Sealy Corp.                                  69,399
4,293   Tempur-Pedic International, Inc.             87,835
                                            _______________
                                                    157,234
                                            _______________
         Independent Power Producers &
            Energy Traders--0.4%
1,970   Ormat Technologies, Inc.                     72,535
                                            _______________
        Insurance--9.7%
3,117   Allied World Assurance Holdings Ltd.        135,995
4,926   Aspen Insurance Holdings Ltd.               129,849
6,381   Assurant, Inc.                              352,551
3,783   Assured Guaranty Ltd.                       100,628
7,870   Axis Capital Holdings Ltd.                  262,622

                   See Notes to Financial Statements.                    Page 33



First Trust IPOX-100 Index Fund

Portfolio of Investments (Continued)
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks (Continued)
        Insurance (Continued)
22,920  Genworth Financial, Inc., Class A   $       784,094
 1,989  National Financial Partners Corp.            87,456
 3,317  Security Capital Assurance Ltd.              92,312
                                            _______________
                                                  1,945,507
                                            _______________
        Internet & Catalog Retail--0.4%
2,168   VistaPrint Ltd.*                             71,782
                                            _______________
        Internet Software & Services--9.6%
4,148   Google, Inc., Class A*                    1,910,072
                                            _______________
        IT Services--9.0%
 6,980  MasterCard, Inc., Class A                   687,460
 4,211  VeriFone Holdings, Inc.*                    149,069
39,636  Western Union Co.                           888,640
 2,089  Wright Express Corp.*                        65,114
                                            _______________
                                                  1,790,283
                                            _______________
        Machinery--0.9%
1,629   Bucyrus International, Inc., Class A         84,317
5,926   Mueller Water Products, Inc., Class B*       88,297
                                            _______________
                                                    172,614
                                            _______________
        Media--12.1%
18,332  Clear Channel Outdoor Holdings, Inc.,
            Class A*                                511,646
 5,344  DreamWorks Animation SKG, Inc.,
           Class A*                                 157,595
 2,160  Morningstar, Inc.*                           97,308
36,161  Viacom, Inc., Class B*                    1,483,687
 7,713  Warner Music Group Corp.                    177,013
                                            _______________
                                                  2,427,249
                                            _______________
        Oil, Gas & Consumable Fuels--3.7%
2,420   Alon USA Energy, Inc.                        63,670
2,279   Bill Barrett Corp.*                          62,012
2,376   Crosstex Energy, Inc.                        75,295
5,381   EXCO Resources, Inc.*                        90,993
2,349   Foundation Coal Holdings, Inc.               74,604
3,892   VeraSun Energy Corp.*                        76,867
3,925   W&T Offshore, Inc.                          120,576
3,533   Western Refining, Inc.                       89,950
1,911   Whiting Petroleum Corp.*                     89,053
                                            _______________
                                                    743,020
                                            _______________
        Personal Products--1.5%
4,619   Bare Escentuals, Inc.*                      143,512
3,686   Herbalife Ltd.*                             148,030
                                            _______________
                                                    291,542
                                            _______________


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Pharmaceuticals--1.4%
 1,899  New River Pharmaceuticals, Inc.*    $       103,894
12,957  Warner Chilcott Ltd., Class A*              179,066
                                            _______________
                                                    282,960
                                            _______________
         Real Estate Investment Trusts--1.3%
 9,240  CapitalSource, Inc.                         252,344
                                            _______________
        Real Estate Management & Development--3.6%
11,653  CB Richard Ellis Group, Inc., Class A*      386,879
11,086  Realogy Corp.*                              336,128
                                            _______________
                                                    723,007
                                            _______________
        Road & Rail--1.4%
16,580  Hertz Global Holdings, Inc.*                288,326
                                            _______________
        Semiconductors & Semiconductor
           Equipment--1.8%
 2,419  Formfactor, Inc.*                            90,108
 2,685  Sirf Technology Holdings, Inc.*              68,521
 6,669  Spansion, Inc., Class A*                     99,101
 2,428  Tessera Technologies, Inc.*                  97,946
                                            _______________
                                                    355,676
                                            _______________
        Software--0.8%
4,828   NAVTEQ Corp.*                               168,835
                                            _______________
        Specialty Retail--1.5%
3,795   Cabela's, Inc., Class A*                     91,573
2,272   DSW, Inc., Class A*                          87,631
3,009   J. Crew Group, Inc.*                        115,997
                                            _______________
                                                    295,201
                                            _______________
        Textiles, Apparel & Luxury Goods--1.4%
3,044   Carter's, Inc.*                              77,622
2,018   Crocs, Inc.*                                 87,178
4,980   Hanesbrands, Inc.*                          117,627
                                            _______________
                                                    282,427
                                            _______________
        Thrifts & Mortgage Finance--0.5%
5,665   NewAlliance Bancshares, Inc.                 92,906
                                            _______________
        Trading Companies & Distributors--0.4%
2,664   Aircastle Ltd.                               78,588
                                            _______________

        Total Common Stocks
        (Cost $19,160,696)                       19,961,364
                                            _______________

        Total Investments--99.9%
        (Cost $19,160,696)                       19,961,364
        Net Other Assets & Liabilities--0.1%         19,286
                                            _______________
        Net Assets--100.0%                  $    19,980,650
                                            ===============


*  Non-income producing security.

Page 34              See Notes to Financial Statements.



First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

Portfolio of Investments
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks--100.3%
        Air Freight & Logistics--1.9%
6,231   C.H. Robinson Worldwide, Inc.       $       254,786
5,928   Expeditors International of
           Washington, Inc.                         240,084
                                            _______________
                                                    494,870
                                            _______________
        Biotechnology--7.8%
3,879   Amgen, Inc.*                                264,975
6,757   Amylin Pharmaceuticals, Inc.*               243,725
5,203   Biogen Idec, Inc.*                          255,936
4,546   Celgene Corp.*                              261,531
4,254   Genzyme Corp.*                              261,961
3,957   Gilead Sciences, Inc.*                      256,928
8,109   MedImmune, Inc.*                            262,488
6,015   Vertex Pharmaceuticals, Inc.*               225,081
                                            _______________
                                                  2,032,625
                                            _______________
        Chemicals--1.0%
3,477   Sigma-Aldrich Corp.                         270,232
                                            _______________
        Commercial Services & Supplies--2.1%
6,299   Cintas Corp.                                250,133
6,287   Monster Worldwide, Inc.*                    293,226
                                            _______________
                                                    543,359
                                            _______________
        Communications Equipment--7.1%
 9,906  Cisco Systems, Inc.*                        270,731
13,474  Comverse Technology, Inc.*                  284,436
12,984  Juniper Networks, Inc.*                     245,917
 6,914  QUALCOMM, Inc.                              261,280
 1,972  Research In Motion Ltd.*                    251,982
 6,695  Telefonaktiebolaget LM Ericsson ADR         269,340
26,573  Tellabs, Inc.*                              272,639
                                            _______________
                                                  1,856,325
                                            _______________
        Computers & Peripherals--4.9%
 2,936  Apple Computer, Inc.*                       249,090
 9,958  Dell, Inc.*                                 249,846
 6,775  Network Appliance, Inc.*                    266,122
 5,922  SanDisk Corp.*                              254,824
48,792  Sun Microsystems, Inc.*                     264,453
                                            _______________
                                                  1,284,335
                                            _______________
        Diversified Consumer Services--1.0%
 6,763  Apollo Group, Inc., Class A*                263,554
                                            _______________
        Diversified Telecommunications--1.1%
49,789  Level 3 Communications, Inc.*               278,818
                                            _______________
        Electrical Equipment--1.0%
 8,788  American Power Conversion Corp.             268,825
                                            _______________
        Electronic Equipment & Instruments--2.0%
 3,750  CDW Corp.                                   263,700


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Electronic Equipment & Instruments (Continued)
23,333  Flextronics International Ltd. *    $       267,863
                                            _______________
                                                    531,563
                                            _______________
        Energy Equipment & Services--0.9%
10,010  Patterson-UTI Energy, Inc.                  232,532
                                            _______________
        Food & Staples Retailing--2.0%
4,924   Costco Wholesale Corp.                      260,332
5,468   Whole Foods Market, Inc.                    256,613
                                            _______________
                                                    516,945
                                            _______________
        Health Care Equipment & Supplies--3.0%
6,896   Biomet, Inc.                                284,598
8,314   DENTSPLY International, Inc.                248,173
2,633   Intuitive Surgical, Inc.*                   252,505
                                            _______________
                                                    785,276
                                            _______________
        Health Care Providers & Services--2.0%
3,778   Express Scripts, Inc.*                      270,505
7,024   Patterson Cos., Inc.*                       249,422
                                            _______________
                                                    519,927
                                            _______________
        Hotels, Restaurants & Leisure--2.0%
7,271   Starbucks Corp.*                            257,539
2,849   Wynn Resorts Ltd.                           267,378
                                            _______________
                                                    524,917
                                            _______________
        Household Durables--1.1%
5,268   Garmin Ltd.                                 293,217
                                            _______________
        Internet & Catalog Retail--4.2%
 6,873  Amazon.com, Inc.*                           271,209
14,316  Expedia, Inc.*                              300,350
 7,240  IAC/InterActiveCorp*                        269,038
11,635  Liberty Media Corp. - Interactive*          250,967
                                            _______________
                                                  1,091,564
                                            _______________
        Internet Software & Services--4.9%
 5,422  Akamai Technologies, Inc.*                  288,017
 8,228  eBay, Inc.*                                 247,416
   550  Google, Inc., Class A*                      253,264
10,483  VeriSign, Inc.*                             252,116
 9,767  Yahoo!, Inc.*                               249,449
                                            _______________
                                                  1,290,262
                                            _______________
        IT Services--5.0%
6,498   CheckFree Corp.*                            260,960
3,291   Cognizant Technology Solutions
           Corp., Class A*                          253,934
5,192   Fiserv, Inc.*                               272,165
4,858   Infosys Technologies Ltd. ADR               265,052
6,760   Paychex, Inc.                               267,290
                                            _______________
                                                  1,319,401
                                            _______________

                 See Notes to Financial Statements.                      Page 35



First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

Portfolio of Investments (Continued)
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks (Continued)
        Machinery--2.1%
6,005   Joy Global, Inc.                    $       290,281
3,955   Paccar, Inc.                                256,680
                                            _______________
                                                    546,961
                                            _______________
        Media--8.3%
 6,405  Comcast Corp., Class A*                     271,124
17,656  Discovery Holding Co., Class A*             284,085
 7,145  EchoStar Communications Corp.,
           Class A*                                 271,724
 4,346  Lamar Advertising Co., Class A*             284,184
 9,670  Liberty Global, Inc., Class A*              281,881
10,766  NTL, Inc.                                   271,734
69,575  Sirius Satellite Radio, Inc.*               246,296
18,707  XM Satellite Radio Holdings, Inc.,
           Class A*                                 270,316
                                            _______________
                                                  2,181,344
                                            _______________
        Multiline Retail--1.0%
1,531   Sears Holdings Corp.*                       257,101
                                            _______________
        Pharmaceuticals--2.1%
4,690   Sepracor, Inc.*                             288,810
8,239   Teva Pharmaceutical Industries
           Ltd. ADR                                 256,068
                                            _______________
                                                    544,878
                                            _______________
        Semiconductors & Semiconductor
           Equipment--11.7%
13,195  Altera Corp.*                               259,678
14,440  Applied Materials, Inc.                     266,418
 7,923  Broadcom Corp., Class A*                    255,992
12,684  Intel Corp.                                 256,851
 5,193  KLA-Tencor Corp.                            258,352
 4,981  Lam Research Corp.*                         252,138
 8,361  Linear Technology Corp.                     253,506
13,040  Marvell Technology Group Ltd.*              250,238
 8,286  Maxim Integrated Products, Inc.             253,717
 7,779  Microchip Technology, Inc.                  254,373
 7,319  NVIDIA Corp.*                               270,875
10,059  Xilinx, Inc.                                239,505
                                            _______________
                                                  3,071,643
                                            _______________
        Software--12.0%
15,228  Activision, Inc.*                           262,531
 6,841  Adobe Systems, Inc.*                        281,302
 6,388  Autodesk, Inc.*                             258,458
19,368  BEA Systems, Inc.*                          243,649
14,790  Cadence Design Systems, Inc.*               264,889
12,153  Check Point Software Technologies Ltd. *    266,394
 9,310  Citrix Systems, Inc.*                       251,836
 4,841  Electronic Arts, Inc.*                      243,793
 8,609  Intuit, Inc.*                               262,661
 9,196  Microsoft Corp.                             274,593


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Software (Continued)
14,203  Oracle Corp.*                       $       243,439
12,989  Symantec Corp.*                             270,821
                                            _______________
                                                  3,124,366
                                            _______________
        Specialty Retail--5.0%
 8,383  American Eagle Outfitters, Inc.             261,633
 6,763  Bed Bath & Beyond, Inc.*                    257,670
 9,014  PetSmart, Inc.                              260,144
 8,660  Ross Stores, Inc.                           253,738
10,237  Staples, Inc.                               273,329
                                            _______________
                                                  1,306,514
                                            _______________
        Trading Companies & Distributors--1.0%
7,439   Fastenal Co.                                266,911
                                            _______________
        Wireless Telecommunication Services--2.1%
4,562   Millicom International Cellular SA *        281,202
4,003   NII Holdings, Inc.*                         257,953
                                            _______________
                                                    539,155
                                            _______________

        Total Common Stocks
        (Cost $26,189,815)                       26,237,420
                                            _______________


        Total Investments--100.3%
        (Cost $26,189,815)                       26,237,420
        Net Other Assets & Liabilities--(0.3%)      (79,319)
                                            _______________
        Net Assets--100.0%                  $    26,158,101
                                            ===============


*    Non-income producing security.
ADR  American Depositary Receipt.

Page 36               See Notes to Financial Statements.



First Trust NASDAQ-100-Technology Sector Index(SM) Fund

Portfolio of Investments
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks--100.3%
        Communications Equipment--17.0%
25,434  Cisco Systems, Inc.*                $       695,111
34,594  Comverse Technology, Inc.*                  730,280
33,337  Juniper Networks, Inc.*                     631,403
17,753  QUALCOMM, Inc.                              670,886
 5,059  Research In Motion Ltd. *                   646,439
17,189  Telefonaktiebolaget LM Ericsson ADR         691,513
68,227  Tellabs, Inc.*                              700,009
                                            _______________
                                                  4,765,641
                                            _______________
        Computers & Peripherals--11.8%
  7,535 Apple Computer, Inc.*                       639,269
 25,566 Dell, Inc.*                                 641,451
 17,393 Network Appliance, Inc.*                    683,198
 15,205 SanDisk Corp.*                              654,271
125,270 Sun Microsystems, Inc.*                     678,963
                                            _______________
                                                  3,297,152
                                            _______________
        Electrical Equipment--2.5%
22,563  American Power Conversion Corp.             690,202
                                            _______________
        Electronic Equipment & Instruments--2.4%
 9,627  CDW Corp.                                   676,971
                                            _______________
        Internet Software & Services--9.6%
13,922  Akamai Technologies, Inc.*                  739,536
 1,412  Google, Inc., Class A*                      650,198
26,917  VeriSign, Inc.*                             647,354
25,072  Yahoo!, Inc.*                               640,339
                                            _______________
                                                  2,677,427
                                            _______________
        IT Services--4.8%
 8,453  Cognizant Technology Solutions
           Corp., Class A*                          652,233
12,475  Infosys Technologies Ltd. ADR               680,636
                                            _______________
                                                  1,332,869
                                            _______________
        Semiconductors & Semiconductor
           Equipment--28.2%
33,878  Altera Corp.*                               666,719
37,075  Applied Materials, Inc.                     684,033
20,341  Broadcom Corp., Class A*                    657,218
32,563  Intel Corp.                                 659,401
13,333  KLA-Tencor Corp.                            663,317
12,788  Lam Research Corp.*                         647,329
21,465  Linear Technology Corp.                     650,819
33,483  Marvell Technology Group Ltd.*              642,539
21,272  Maxim Integrated Products, Inc.             651,349
19,975  Microchip Technology, Inc.                  653,183
18,791  NVIDIA Corp.*                               695,454
25,826  Xilinx, Inc.                                614,917
                                            _______________
                                                  7,886,278
                                            _______________


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Software--24.0%
17,567  Adobe Systems, Inc.*                $       722,355
16,402  Autodesk, Inc.*                             663,625
49,728  BEA Systems, Inc.*                          625,578
37,975  Cadence Design Systems, Inc.*               680,132
31,204  Check Point Software Technologies Ltd.*     683,992
23,905  Citrix Systems, Inc.*                       646,630
22,106  Intuit, Inc.*                               674,454
23,609  Microsoft Corp.                             704,965
36,465  Oracle Corp.*                               625,010
33,353  Symantec Corp.*                             695,410
                                            _______________
                                                  6,722,151
                                            _______________

        Total Common Stocks
        (Cost $28,125,810)                       28,048,691
                                            _______________


        Total Investments--100.3%
        (Cost $28,125,810)                       28,048,691
        Net Other Assets & Liabilities--(0.3%)      (89,115)
                                            _______________
        Net Assets--100.0%                  $    27,959,576
                                            ===============


*     Non-income producing security.
ADR   American Depositary Receipt.

                     See Notes to Financial Statements.                  Page 37



First Trust Amex(R) Biotechnology Index Fund

Portfolio of Investments
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks--99.7%
        Biotechnology--80.9%
 19,570 Amgen, Inc.*                        $     1,336,827
 96,007 Applera Corp - Celera Group*              1,343,138
 32,142 Biogen Idec, Inc.*                        1,581,065
 31,722 Celgene Corp.*                            1,824,967
 20,622 Cephalon, Inc.*                           1,451,995
 17,413 Genentech, Inc.*                          1,412,717
 20,937 Genzyme Corp.*                            1,289,300
 20,937 Gilead Sciences, Inc.*                    1,359,439
113,500 Human Genome Sciences, Inc.*              1,411,940
 45,768 ICOS Corp.*                               1,546,501
 48,608 ImClone Systems, Inc.*                    1,300,750
 64,443 InterMune, Inc.*                          1,981,622
 47,135 MedImmune, Inc.*                          1,525,760
132,293 Millennium Pharmaceuticals, Inc.*         1,441,994
 69,966 PDL BioPharma, Inc.*                      1,409,115
 42,348 Vertex Pharmaceuticals, Inc.*             1,584,662
                                            _______________
                                                 23,801,792
                                            _______________
        Life Sciences Tools & Services--18.8%
61,353  Affymetrix, Inc.*                         1,414,800
22,095  Invitrogen, Corp.*                        1,250,356
21,341  Millipore Corp.*                          1,421,311
95,112  Nektar Therapeutics*                      1,446,653
                                            _______________
                                                  5,533,120
                                            _______________

        Total Common Stocks
        (Cost $27,639,918)                       29,334,912
                                            _______________


        Total Investments--99.7%
        (Cost $27,639,918)                       29,334,912
        Net Other Assets & Liabilities--0.3%        102,828
                                            _______________
        Net Assets--100.0%                  $    29,437,740
                                            ===============


*   Non-income producing security.

Page 38               See Notes to Financial Statements.



First Trust Dow Jones Internet Index(SM) Fund

Portfolio of Investments
December 31, 2006


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Common Stocks - 100.3%
        Capital Markets--11.3%
83,097  E*TRADE Financial Corp.*            $     1,863,035
65,584  TD Ameritrade Holding Corp.*              1,061,149
                                            _______________
                                                  2,924,184
                                            _______________
        Commercial Services & Supplies--4.2%
23,554  Monster Worldwide, Inc.*                  1,098,559
                                            _______________
        Health Care Technology--2.9%
 9,064  Allscripts Healthcare Solutions, Inc.*      244,637
39,778  Emdeon Corp.*                               492,850
                                            _______________
                                                    737,487
                                            _______________
        Internet & Catalog Retail--15.3%
58,044  Amazon.com, Inc.*                         2,290,417
 3,976  Audible, Inc.*                               31,530
32,352  IAC/InterActiveCorp*                      1,202,200
 2,014  Overstock.com, Inc.*                         31,821
 9,579  Priceline.com, Inc.*                        417,740
                                            _______________
                                                  3,973,708
                                            _______________
        Internet Software & Services--52.5%
22,458  Akamai Technologies, Inc.*                1,192,969
18,767  aQuantive, Inc.*                            462,794
15,425  Ariba, Inc.*                                119,390
 7,910  Autobytel, Inc.*                             27,685
94,616  CMGI, Inc.*                                 126,785
28,208  CNET Networks, Inc.*                        256,411
 6,220  Digital Insight Corp.*                      239,408
10,531  Digital River, Inc.*                        587,524
23,171  EarthLink, Inc.*                            164,514
77,205  eBay, Inc.*                               2,321,554
 5,259  Google, Inc., Class A*                    2,421,665
 6,353  InfoSpace, Inc.*                            130,300
 7,909  Interwoven, Inc.*                           116,025
13,255  j2 Global Communications, Inc.*             361,199
 4,552  Jupitermedia Corp.*                          36,052
21,604  RealNetworks, Inc.*                         236,348
13,307  United Online, Inc.                         176,717
26,094  ValueClick, Inc.*                           616,601
50,223  VeriSign, Inc.*                           1,207,863
 6,170  Vignette Corp.*                             105,322
11,309  webMethods, Inc.*                            83,234
 9,669  Websense, Inc.*                             220,743
94,706  Yahoo!, Inc.*                             2,418,791
                                            _______________
                                                 13,629,894
                                            _______________
        IT Services--3.4%
19,692  CheckFree Corp.*                            790,831
16,662  Sapient Corp.*                               91,474
                                            _______________
                                                    882,305
                                            _______________


                                               Market
Shares                                         Value
-----------------------------------------------------------

        Software--10.7%
10,881  Agile Software Corp.*               $        66,918
79,809  BEA Systems, Inc.*                        1,003,997
45,941  Check Point Software
           Technologies Ltd.*                     1,007,027
11,293  Quest Software, Inc.*                       165,442
56,116  TIBCO Software, Inc.*                       529,735
                                            _______________
                                                  2,773,119
                                            _______________

        Total Common Stocks
        (Cost $24,217,257)                       26,019,256
                                            _______________


        Total Investments--100.3%
        (Cost $24,217,257)                       26,019,256
        Net Other Assets & Liabilities--(0.3%)      (66,208)
                                            _______________
        Net Assets--100.0%                  $    25,953,048
                                            ===============


*    Non-income producing security.

                 See Notes to Financial Statements.                      Page 39


First Trust DB Strategic Value Index Fund

Portfolio of Investments
December 31, 2006



                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

         Common Stocks--100.1%
         Aerospace & Defense--2.5%
 8,526   Raytheon Co.                                    $      450,173
                                                         ______________
         Auto Components--2.6%
 5,354   Johnson Controls, Inc.                                 460,016
                                                         ______________
         Biotechnology--4.9%
 6,444   Amgen, Inc.*                                           440,190
 8,679   Biogen Idec, Inc.*                                     426,920
                                                         ______________
                                                                867,110
                                                         ______________
         Chemicals--2.5%
11,192   Dow Chemical (The) Co.                                 447,008
                                                         ______________
         Communications Equipment--2.4%
20,532   Motorola, Inc.                                         422,138
                                                         ______________
         Computers & Peripherals--2.6%
 4,785   International Business Machines Corp.                  464,863
                                                         ______________
         Energy Equipment & Services--5.0%
 6,165   Baker Hughes, Inc.                                     460,279
13,577   Halliburton Co.                                        421,566
                                                         ______________
                                                                881,845
                                                         ______________
         Health Care Providers & Services--2.6%
 9,007   McKesson Corp.                                         456,655
                                                         ______________
         Hotels, Restaurants & Leisure--2.6%
 9,379   Carnival Corp.                                         460,040
                                                         ______________
         Machinery--7.5%
 7,143   Caterpillar, Inc.                                      438,080
 9,509   Illinois Tool Works, Inc.                              439,221
 6,952   Paccar, Inc.                                           451,185
                                                         ______________
                                                              1,328,486
                                                         ______________
          Media--2.6%
14,660    CBS Corp., Class B                                    457,099
                                                         ______________
          Metals & Mining--7.2%
14,646    Alcoa, Inc.                                           439,526
 7,036    Nucor Corp.                                           384,588
 3,678    Phelps Dodge Corp.                                    440,330
                                                         ______________
                                                              1,264,444
                                                         ______________
          Oil, Gas & Consumable Fuels--22.3%
 6,516    Apache Corp.                                          433,379
 6,122    Chevron Corp.                                         450,151
 6,537    ConocoPhillips                                        470,336
 6,157    Devon Energy Corp.                                    413,012
 6,494    EOG Resources, Inc.                                   405,550
 5,902    Exxon Mobil Corp.                                     452,270
 8,771    Hess Corp.                                            434,778
 4,701    Marathon Oil Corp.                                    434,843



                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

          Oil, Gas & Consumable Fuels (Continued)
 8,986    Occidental Petroleum Corp.                     $      438,786
                                                         ______________
                                                              3,933,105
                                                         ______________
          Pharmaceuticals--15.2%
 8,209    Eli Lilly & Co.                                       427,689
 8,752    Forest Laboratories, Inc.*                            442,851
 6,821    Johnson & Johnson                                     450,322
10,082    Merck & Co., Inc.                                     439,575
18,160    Pfizer, Inc.                                          470,344
 8,939    Wyeth                                                 455,174
                                                         ______________
                                                              2,685,955
                                                         ______________
          Road & Rail--2.4%
12,335    CSX Corp.                                             424,694
                                                         ______________
         Semiconductors & Semiconductor
            Equipment--5.0%
24,239   Applied Materials, Inc.                                447,209
14,977   Texas Instruments, Inc.                                431,338
                                                         ______________
                                                                878,547
                                                         ______________
         Specialty Retail--5.1%
11,282   Home Depot (The), Inc.                                 453,085
14,234   Lowe's Cos., Inc.                                      443,389
                                                         ______________
                                                                896,474
                                                         ______________
         Textiles, Apparel & Luxury Goods--2.6%
4,586    NIKE, Inc., Class B                                    454,152
                                                         ______________
         Wireless Telecommunication Services--2.5%
22,931   Sprint Nextel Corp.                                    433,167
                                                         ______________
         Total Common Stocks
        (Cost $17,244,436)                                   17,665,971
                                                         ______________

         Total Investments--100.1%
          (Cost $17,244,436)                                 17,665,971
         Net Other Assets & Liabilities--(0.1%)                 (15,816)
                                                         ______________
         Net Assets--100.0%                              $   17,650,155
                                                         ==============

*  Non-income producing security.

Page 40            See Notes to Financial Statements.



First Trust Value Line(R) Equity Allocation Index Fund

Portfolio of Investments
December 31, 2006


                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

        Common Stocks--99.8%
        Aerospace & Defense--1.2%
 4,430  Raytheon Co.                                     $      233,904
                                                         ______________
        Airlines--1.0%
12,218  Southwest Airlines Co.                                  187,180
                                                         ______________
        Auto Components--0.3%
 9,213  Ballard Power Systems, Inc.*                             52,422
                                                         ______________
        Automobiles--2.5%
 6,891  General Motors Corp.                                    211,692
 3,610  Harley-Davidson, Inc.                                   254,396
                                                         ______________
                                                                466,088
                                                         ______________
        Biotechnology--0.8%
 4,091  Applera Corp - Celera Group*                             57,233
 8,109  Millennium Pharmaceuticals, Inc.*                        88,388
                                                         ______________
                                                                145,621
                                                         ______________
        Capital Markets--2.6%
 1,512  Bear Stearns Cos. (The), Inc.                           246,123
 2,503  Federated Investors, Inc., Class B                       84,551
 3,300  Knight Capital Group, Inc., Class A*                     63,261
 1,621  SEI Investments Co.                                      96,547
                                                         ______________
                                                                490,482
                                                         ______________
        Chemicals--1.4%
 1,535  Albemarle Corp.                                         110,213
 1,440  OM Group, Inc.*                                          65,203
 1,161  Sigma-Aldrich Corp.                                      90,233
                                                         ______________
                                                                265,649
                                                         ______________
        Commercial Services & Supplies--0.3%
 2,797  Korn/Ferry International*                                64,219
                                                         ______________
        Communications Equipment--1.6%
 1,979  CommScope, Inc.*                                         60,320
 8,905  Motorola, Inc.                                          183,087
14,963  Sycamore Networks, Inc.*                                 56,261
                                                         ______________
                                                                299,668
                                                         ______________
        Computers & Peripherals--1.0%
 1,364  Lexmark International, Inc., Class A*                    99,845
 4,687  Western Digital Corp.*                                   95,896
                                                         ______________
                                                                195,741
                                                         ______________
        Diversified Consumer Services--0.3%
   587  Strayer Education, Inc.                                  62,251
                                                         ______________
        Diversified Financial Services--1.2%
 4,630  JPMorgan Chase & Co.                                    223,629
                                                         ______________
        Diversified Telecommunication Services--3.6%
 6,883  AT&T, Inc.                                              246,067
 4,584  BT Group PLC ADR                                        274,537
                                                         ______________


                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

        Diversified Telecommunication Services
          (Continued)
 2,128  CenturyTel, Inc.                                 $       92,908
11,762  Cincinnati Bell, Inc.*  53,752
                                                         ______________
                                                                667,264
                                                         ______________
        Electric Utilities--8.2%
 2,293  Cleco Corp.                                              57,852
 7,024  Duke Energy Corp.                                       233,267
 2,489  Empire District Electric Co. (The)                       61,453
 3,758  FirstEnergy Corp.                                       226,607
 4,804  FPL Group, Inc.                                         261,435
 1,481  IDACORP, Inc.                                            57,241
 1,917  Otter Tail Corp.                                         59,734
 1,843  Pinnacle West Capital Corp.                              93,422
 4,781  Progress Energy, Inc.                                   234,651
 5,835  Sierra Pacific Resources*                                98,203
 1,574  UIL Holding Corp.                                        66,407
 3,502  Westar Energy, Inc.                                      90,912
                                                         ______________
                                                              1,541,184
                                                         ______________
        Electrical Equipment--0.8%
 1,744  Belden CDT, Inc.                                         68,173
 2,675  II-VI, Inc.*                                             74,739
                                                         ______________
                                                                142,912
                                                         ______________
        Electronic Equipment & Instruments--1.4%
 1,460  CDW Corp.                                               102,668
10,193  Celestica, Inc.*                                         79,607
 6,091  Vishay Intertechnology, Inc.*                            82,472
                                                         ______________
                                                                264,747
                                                         ______________
        Energy Equipment & Services--2.3%
 2,755  Baker Hughes, Inc.                                      205,689
 5,798  BJ Services Co.                                         169,997
   756  Core Laboratories N.V.*                                  61,236
                                                         ______________
                                                                436,922
                                                         ______________
        Food & Staples Retailing--1.1%
 9,003  Kroger (The) Co.                                        207,699
                                                         ______________
        Food Products--3.9%
 5,540  Campbell Soup Co.                                       215,451
 2,216  Hormel Foods Corp.                                       82,745
 1,847  J.M. Smucker (The) Co.                                   89,524
 6,369  Kraft Foods, Inc., Class A                              227,373
 1,309  Lancaster Colony Corp.                                   58,002
 1,144  Ralcorp Holdings, Inc.*                                  58,218
                                                         ______________
                                                                731,313
                                                         ______________
        Gas Utilities--2.5%
 2,006  Energen Corp.                                            94,162
 1,674  Northwest Natural Gas Co.                                71,045
 2,197  ONEOK, Inc.                                              94,735
   962  Questar Corp.                                            79,894

                       See Notes to Financial Statements.                Page 41



First Trust Value Line(R) Equity Allocation Index Fund

Portfolio of Investments (Continued)
December 31, 2006


                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

        Common Stocks (Continued)
        Gas Utilities (Continued)
 1,685  Southwest Gas Corp.                              $       64,653
 1,799  WGL Holdings, Inc.                                       58,611
                                                         ______________
                                                                463,100
                                                         ______________
        Health Care Equipment & Supplies--1.5%
   914  IDEXX Laboratories, Inc.*                                72,480
 2,885  Immucor, Inc.*                                           84,329
 1,521  SurModics, Inc.*                                         47,334
 1,545  West Pharmaceutical Services, Inc.                       79,150
                                                         ______________
                                                                283,293
                                                         ______________
        Health Care Technology--0.5%
 3,118  IMS Health, Inc.                                         85,683
                                                         ______________
        Hotels, Restaurants & Leisure--0.3%
 1,636  Papa John's International, Inc.*                         47,460
                                                         ______________
        Household Durables--3.3%
 2,121  Beazer Homes USA, Inc.                                   99,708
 4,555  Garmin Ltd.                                             253,531
 9,406  Matsushita Electric Industrial
           Co., Ltd. ADR                                        188,967
 3,605  Tempur-Pedic International, Inc.                         73,758
                                                         ______________
                                                                615,964
                                                         ______________
        Household Products--0.5%
 1,324  Energizer Holdings, Inc.*                                93,991
                                                         ______________
        Independent Power Producers &
           Energy Traders--0.9%
 3,236  TXU Corp.                                               175,424
                                                         ______________
        Industrial Conglomerates--0.3%
 2,507  Tredegar Corp.                                           56,683
                                                         ______________
        Insurance--6.2%
   228  Alleghany Corp.*                                         82,901
 2,482  Ambac Financial Group, Inc.                             221,072
    64  Berkshire Hathaway, Inc., Class B*                      234,624
 4,546  Cincinnati Financial Corp.                              205,979
 3,498  Lincoln National Corp.                                  232,267
 3,945  Old Republic International Corp.                         91,840
 1,639  Reinsurance Group of America, Inc.                       91,292
                                                         ______________
                                                              1,159,975
                                                         ______________
        Internet & Catalog Retail--0.4%
 1,709  Priceline.com, Inc.*                                     74,529
                                                         ______________
        Internet Software & Services--1.2%
 2,171  Akamai Technologies, Inc.*                              115,323
 5,540  RealNetworks, Inc.*                                      60,608
 1,517  WebEx Communications, Inc.*                              52,928
                                                         ______________
                                                                228,859
                                                         ______________


                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

        IT Services--2.5%
 2,226  CSG Systems International, Inc.*                 $       59,501
 4,775  Infosys Technologies Ltd. ADR                           260,524
 4,063  MPS Group, Inc.*                                         57,613
 3,730  Total System Services, Inc.                              98,435
                                                         ______________
                                                                476,073
                                                         ______________
        Leisure Equipment & Products--1.3%
 2,730  Marvel Entertainment, Inc.*                              73,464
 4,623  Mattel, Inc.                                            104,757
 1,513  Polaris Industries, Inc.                                 70,854
                                                         ______________
                                                                249,075
                                                         ______________
        Life Sciences Tools & Services--0.5%
 2,673  Applera Corp. - Applied Biosystems
           Group                                                 98,072
                                                         ______________
        Machinery--2.6%
 1,470  Lincoln Electric Holdings, Inc.                          88,817
 3,702  PACCAR, Inc.                                            240,260
 1,595  SPX Corp.                                                97,550
 1,465  Toro (The) Co.                                           68,313
                                                         ______________
                                                                494,940
                                                         ______________
        Media--1.8%
 1,973  Catalina Marketing Corp.                                 54,258
12,751  Time Warner, Inc.                                       277,716
                                                         ______________
                                                                331,974
                                                         ______________
        Metals & Mining--2.3%
 4,099  Nucor Corp.                                             224,051
 2,893  Teck Cominco Ltd., Class B                              217,988
                                                         ______________
                                                                442,039
                                                         ______________
        Multiline Retail--0.5%
 2,577  Dillard's, Inc., Class A                                 90,118
                                                         ______________
        Multi-Utilities--5.5%
 2,392  Avista Corp.                                             60,542
 1,156  CH Energy Group, Inc.                                    61,037
 4,634  Consolidated Edison, Inc.                               222,756
 3,384  Energy East Corp.                                        83,923
 2,329  OGE Energy Corp.                                         93,160
 3,033  PNM Resources, Inc.                                      94,326
 2,073  SCANA Corp.                                              84,205
 1,997  Wisconsin Energy Corp.                                   94,778
10,148  Xcel Energy, Inc.                                       234,014
                                                         ______________
                                                              1,028,741
                                                         ______________
        Oil, Gas & Consumable Fuels--12.0%
 1,559  Cabot Oil & Gas Corp.                                    94,553
 3,148  ConocoPhillips                                          226,499
 3,900  EnCana Corp.                                            179,205
 3,015  Exxon Mobil Corp.                                       231,039
 2,409  Frontier Oil Corp.                                       69,235

Page 42              See Notes to Financial Statements.



First Trust Value Line(R) Equity Allocation Index Fund

Portfolio of Investments (Continued)
December 31, 2006


                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

        Common Stocks (Continued)
        Oil, Gas & Consumable Fuels (Continued)
 1,752  Holly Corp.                                      $     90,053
 5,445  Imperial Oil Ltd.                                     200,539
 2,339  Marathon Oil Corp.                                    216,358
 1,766  OMI Corp.                                              37,386
 1,288  Overseas Shipholding Group, Inc.                       72,514
 2,273  Petroleo Brasileiro S.A. ADR                          234,096
 2,618  Suncor Energy, Inc.                                   206,586
 2,694  Sunoco, Inc.                                          167,998
 6,708  TransCanada Corp.                                     234,446
                                                         ____________
                                                            2,260,507
                                                         ____________
        Pharmaceuticals--3.6%
 4,386  Forest Laboratories, Inc.*                            221,932
 3,272  Johnson & Johnson                                     216,017
 5,305  Merck & Co., Inc.                                     231,298
                                                         ____________
                                                              669,247
                                                         ____________
        Real Estate Investment Trusts--2.0%
 4,045  Archstone-Smith Trust                                 235,459
 3,135  New Plan Excel Realty Trust                            86,150
 1,476  Pennsylvania Real Estate Investment
           Trust                                               58,125
                                                         ____________
                                                              379,734
                                                         ____________
        Semiconductors & Semiconductor
        Equipment--5.1%
 19,827 Applied Micro Circuits Corp.*                          70,584
  4,503 Brooks Automation, Inc.*                               64,843
  3,576 Intersil Corp., Class A                                85,538
  8,337 Lattice Semiconductor Corp.*                           54,024
 12,894 Micron Technology, Inc.*                              180,000
  2,720 MKS Instruments, Inc.*                                 61,418
 22,675 Taiwan Semiconductor Manufacturing
           Co., Ltd. ADR                                      247,838
  6,434 Texas Instruments, Inc.                               185,299
                                                         ____________
                                                              949,544
                                                         ____________
        Specialty Retail--5.6%
 1,268  Abercrombie & Fitch Co., Class A                       88,291
 3,395  American Eagle Outfitters, Inc.                       105,958
 2,465  Bebe Stores, Inc.                                      48,782
 2,715  Dress Barn (The), Inc.*                                63,341
 1,004  Gymboree (The) Corp.*                                  38,313
 8,206  Limited Brands, Inc.                                  237,481
 1,666  Sherwin-Williams (The) Co.                            105,924
 2,286  Men's Wearhouse (The), Inc.                            87,462
 7,805  TJX Cos. (The), Inc.                                  222,599
 1,446  Tween Brands, Inc.*                                    57,739
                                                         ____________
                                                            1,055,890
                                                         ____________


                                                         Market
Shares                                                   Value
-----------------------------------------------------------------------

        Textiles, Apparel & Luxury Goods--0.4%
 1,741  Gildan Activewear, Inc. *                        $     81,183
                                                         ____________
        Tobacco--0.4%
 1,620  Universal Corp.                                        79,396
                                                         ____________
        Wireless Telecommunication Services--0.6%
 1,998  Telephone & Data Systems, Inc.                        108,551
                                                         ____________


        Total Common Stocks
        (Cost $18,942,607)                                 18,758,940
                                                         ____________


        Total Investments--99.8%
        (Cost $18,942,607)                                 18,758,940
        Net Other Assets & Liabilities--0.2%                   34,219
                                                         ____________
        Net Assets--100.0%                               $ 18,793,159
                                                         ============


*  Non-income producing security.

ADR     American Depositary Receipt.


                     See Notes to Financial Statements.                  Page 43



First Trust Value Line(R) Dividend Index Fund

Portfolio of Investments
December 31, 2006


                                                         Market
Shares                                                   Value
----------------------------------------------------------------------

        Common Stocks--99.8%
        Aerospace & Defense--1.0%
33,428  Northrop Grumman Corp.                           $   2,263,076
42,574  Raytheon Co.                                         2,247,907
                                                         _____________
                                                             4,510,983
                                                         _____________
        Air Freight & Logistics--1.0%
56,172  C.H. Robinson Worldwide, Inc.                        2,296,873
30,661  United Parcel Service, Inc., Class B                 2,298,962
                                                         _____________
                                                             4,595,835
                                                         _____________
        Auto Components--0.5%
28,506  Magna International, Inc., Class A                   2,296,158
                                                         _____________
        Beverages--2.0%
46,365  Anheuser-Busch Cos., Inc.                            2,281,158
34,630  Brown-Forman Corp., Class B                          2,293,891
46,871  Coca-Cola (The) Co.                                  2,261,526
36,212  PepsiCo, Inc.                                        2,265,061
                                                         _____________
                                                             9,101,636
                                                         _____________
        Building Products--0.5%
77,503  Masco Corp.                                          2,315,015
                                                         _____________
        Capital Markets--0.5%
67,305  Federated Investors, Inc., Class B                   2,273,563
                                                         _____________
        Chemicals--1.5%
32,046  Air Products and Chemicals, Inc.                     2,252,193
46,299  E.I. duPont de Nemours & Co.                         2,255,225
35,040  PPG Industries, Inc.                                 2,249,918
                                                         _____________
                                                             6,757,336
                                                         _____________
        Commercial Banks--16.6%
65,860  Associated Banc-Corp.                                2,297,197
42,398  Bank of Hawaii Corp.                                 2,287,372
38,328  Bank of Montreal                                     2,268,634
50,035  Bank of Nova Scotia                                  2,241,568
51,413  BB&T Corp.                                           2,258,573
27,007  Canadian Imperial Bank of Commerce                   2,276,420
32,424  City National Corp.                                  2,308,588
38,335  Comerica, Inc.                                       2,249,498
46,686  Commerce Bancshares, Inc.                            2,260,069
37,838  Compass Bancshares, Inc.                             2,257,037
40,691  Cullen/Frost Bankers, Inc.                           2,271,372
55,246  Fifth Third Bancorp                                  2,261,219
54,702  First Horizon National Corp.                         2,285,450
59,258  First Midwest Bancorp, Inc.                          2,292,099
42,893  Hancock Holding Co.                                  2,266,466
97,038  Huntington Bancshares, Inc.                          2,304,652
18,649  M&T Bank Corp.                                       2,278,162
47,319  Marshall & Ilsey Corp.                               2,276,517
48,323  Mercantile Bankshares Corp.                          2,261,033
61,418  National City Corp.                                  2,245,442
119,264 Old National Bancorp                                 2,256,475
30,553  PNC Financial Services Group, Inc.                   2,262,144


                                                         Market
Shares                                                   Value
----------------------------------------------------------------------

        Commercial Banks (Continued)
127,481 Popular, Inc.                                    $   2,288,284
60,614  Regions Financial Corp.                              2,266,964
48,005  Royal Bank of Canada                                 2,287,438
26,771  SunTrust Banks, Inc.                                 2,260,811
73,953  Synovus Financial Corp.                              2,279,971
38,485  Toronto-Dominion Bank (The)                          2,304,097
62,021  U.S. Bancorp                                         2,244,540
39,760  Wachovia Corp.                                       2,264,332
63,314  Wells Fargo & Co.                                    2,251,446
53,631  Wilmington Trust Corp.                               2,261,619
27,777  Zions Bancorp                                        2,289,936
                                                         _____________
                                                            74,965,425
                                                         _____________
        Commercial Services & Supplies--2.0%
33,167  Avery Dennison Corp.                                 2,253,034
49,221  Pitney Bowes, Inc.                                   2,273,518
63,527  R.R. Donnelley & Sons Co.                            2,257,750
62,772  Waste Management, Inc.                               2,308,126
                                                         _____________
                                                             9,092,428
                                                         _____________
        Computers & Peripherals--0.5%
49,914  Diebold, Inc.                                        2,325,992
                                                         _____________
        Consumer Finance--0.5%
45,676  SLM Corp.                                            2,227,619
                                                         _____________
        Containers & Packaging--1.0%
66,575  Bemis Co., Inc.                                      2,262,219
59,520  Sonoco Products Co.                                  2,265,331
                                                         _____________
                                                             4,527,550
                                                         _____________
        Distributors--0.5%
48,015  Genuine Parts Co.                                    2,277,351
                                                         _____________
        Diversified Financial Services--1.0%
42,374  Bank of America Corp.                                2,262,348
41,282  Citigroup, Inc.                                      2,299,407
                                                         _____________
                                                             4,561,755
                                                         _____________
        Diversified Telecommunications--2.1%
64,996  AT&T, Inc.                                           2,323,607
49,415  BellSouth Corp.                                      2,327,941
84,657  Telecom Corp. of New Zealand
            Ltd., ADR                                        2,278,966
61,919  Verizon Communications, Inc.                         2,305,864
                                                         _____________
                                                             9,236,378
                                                         _____________
        Electric Utilities--7.0%
48,272  ALLETE, Inc.                                         2,246,579
68,560  Duke Energy Corp.                                    2,276,878
24,469  Entergy Corp.                                        2,258,978
36,815  Exelon Corp.                                         2,278,480
37,372  FirstEnergy Corp.                                    2,253,532
41,449  FPL Group, Inc.                                      2,255,655
71,288  Great Plains Energy, Inc.                            2,266,958

Page 44              See Notes to Financial Statements.



First Trust Value Line(R) Dividend Index Fund

Portfolio of Investments (Continued)
December 31, 2006


                                                         Market
Shares                                                   Value
----------------------------------------------------------------------

        Common Stocks (Continued)
        Electric Utilities (Continued)
82,568  Hawaiian Electric Industries, Inc.               $   2,241,721
44,836  Pinnacle West Capital Corp.                          2,272,737
83,019  Portland General Electric Co.                        2,262,268
62,842  PPL Corp.                                            2,252,257
46,100  Progress Energy, Inc.                                2,262,588
61,318  Southern Co.                                         2,260,181
85,417  Westar Energy, Inc.                                  2,217,425
                                                         _____________
                                                            31,606,237
                                                         _____________
        Electrical Equipment--1.5%
69,037  Baldor Electric Co.                                  2,307,217
51,261  Emerson Electric Co.                                 2,260,097
50,456  Hubbell, Inc., Class B                               2,281,116
                                                         _____________
                                                             6,848,430
                                                         _____________
        Food & Staples Retailing--1.0%
62,021  Sysco Corp.                                          2,279,892
56,562  Weis Markets, Inc.                                   2,268,702
                                                         _____________
                                                             4,548,594
                                                         _____________
        Food Products--7.5%
53,277  Cadbury Schweppes PLC, ADR                           2,287,182
57,711  Campbell Soup Co.                                    2,244,381
83,322  ConAgra Foods, Inc.                                  2,249,694
38,852  General Mills, Inc.                                  2,237,875
45,195  Hershey (The) Co.                                    2,250,711
50,445  H.J. Heinz Co.                                       2,270,529
46,745  J.M. Smucker (The) Co.                               2,265,730
45,078  Kellogg Co.                                          2,256,605
63,652  Kraft Foods, Inc., Class A                           2,272,376
50,298  Lancaster Colony Corp.                               2,228,704
57,888  McCormick & Co., Inc.                                2,232,161
133,856 Sara Lee Corp.                                       2,279,568
83,875  Unilever NV,                                         2,285,594
82,448  Unilever PLC, ADR                                    2,293,704
44,238  Wm. Wrigley Jr. Co.                                  2,287,989
                                                         _____________
                                                            33,942,803
                                                         _____________
        Gas Utilities--5.0%
57,944  AGL Resources, Inc.                                  2,254,601
71,064  Atmos Energy Corp.                                   2,267,652
54,168  Equitable Resources, Inc.                            2,261,514
57,755  National Fuel Gas Co.                                2,225,878
46,327  New Jersey Resources Corp.                           2,250,566
53,504  Northwest Natural Gas Co.                            2,270,710
51,320  Peoples Energy Corp.                                 2,287,332
83,781  Piedmont Natural Gas Co., Inc.                       2,241,142
84,093  UGI Corp.                                            2,294,057
69,164  WGL Holdings, Inc.                                   2,253,363
                                                         _____________
                                                            22,606,815
                                                         _____________


                                                         Market
Shares                                                   Value
----------------------------------------------------------------------

        Health Care Equipment & Supplies--1.0%
63,864  Arrow International, Inc.                        $   2,259,508
40,049  Hillenbrand Industries, Inc.                         2,279,990
                                                         _____________
                                                             4,539,498
                                                         _____________
        Hotels, Restaurants & Leisure--0.5%
51,941  McDonald's Corp.                                     2,302,545
                                                         _____________
        Household Durables--1.5%
27,147  Fortune Brands, Inc.                                 2,318,083
96,256  Leggett & Platt, Inc.                                2,300,518
47,635  Snap-on, Inc.                                        2,269,331
                                                         _____________
                                                             6,887,932
                                                         _____________
        Household Products--2.0%
35,391  Clorox (The) Co.                                     2,270,333
35,007  Colgate-Palmolive Co.                                2,283,857
33,647  Kimberly-Clark Corp.                                 2,286,313
35,448  Procter & Gamble (The) Co.                           2,278,243
                                                         _____________
                                                             9,118,746
                                                         _____________
        Independent Power Producers &
          Energy Traders--0.5%
32,964  Constellation Energy Group                           2,270,231
                                                         _____________
        Industrial Conglomerates--1.5%
29,161  3M Co.                                               2,272,516
60,343  General Electric Co.                                 2,245,363
35,078  Teleflex, Inc.                                       2,264,636
                                                         _____________
                                                             6,782,515
                                                         _____________
        Insurance--5.5%
34,640  Allstate (The) Corp.                                 2,255,410
75,726  Arthur J. Gallagher & Co.                            2,237,703
42,678  Chubb (The) Corp.                                    2,258,093
50,013  Cincinnati Financial Corp.                           2,266,089
34,689  Lincoln National Corp.                               2,303,350
67,704  Manulife Financial Corp.                             2,287,718
31,256  MBIA, Inc.                                           2,283,563
42,319  Mercury General Corp.                                2,231,481
96,996  Old Republic International Corp.                     2,258,067
47,887  Protective Life Corp.                                2,274,633
31,685  XL Capital Ltd., Class A                             2,281,954
                                                         _____________
                                                            24,938,061
                                                         _____________

        IT Services--0.5%
46,110  Automatic Data Processing, Inc.                      2,270,918
                                                         _____________
        Leisure Equipment & Products--0.5%
48,611  Polaris Industries, Inc.                             2,276,453
                                                         _____________
        Machinery--2.6%
37,366  Caterpillar, Inc.                                    2,291,657
23,779  Deere & Co.                                          2,260,670
30,479  Eaton Corp.                                          2,290,192
49,200  Illinois Tool Works, Inc.                            2,272,548

                See Notes to Financial Statements.                       Page 45



First Trust Value Line(R) Dividend Index Fund

Portfolio of Investments (Continued)
December 31, 2006


                                                         Market
Shares                                                   Value
----------------------------------------------------------------------

        Common Stocks (Continued)
        Machinery (Continued)
59,567  Ingersoll-Rand Co. Ltd., Class A                 $   2,330,856
                                                         _____________
                                                            11,445,923
                                                         _____________
        Media--2.5%
37,762  Gannett Co., Inc.                                    2,283,091
72,493  Lee Enterprises, Inc.                                2,251,633
94,733  New York Times (The) Co., Class A                    2,307,695
55,017  Thomson (The) Corp.                                  2,279,904
71,669  Tribune Co.                                          2,205,972
                                                         _____________
                                                            11,328,295
                                                         _____________
        Multi-Utilities--8.1%
42,149  Ameren Corp.                                         2,264,666
47,484  Consolidated Edison, Inc.                            2,282,556
27,427  Dominion Resources, Inc.                             2,299,480
90,336  Energy East Corp.                                    2,240,333
55,314  KeySpan Corp.                                        2,277,831
88,991  MDU Resources Group, Inc.                            2,281,729
65,860  NSTAR                                                2,262,950
56,943  OGE Energy Corp.                                     2,277,720
47,735  PG&E Corp.                                           2,259,298
72,516  PNM Resources, Inc.                                  2,255,248
55,233  SCANA Corp.                                          2,243,564
41,158  Sempra Energy                                        2,306,493
80,491  Vectren Corp.                                        2,276,285
47,715  Wisconsin Energy Corp.                               2,264,554
42,287  WPS Resources Corp.                                  2,284,767
98,507  Xcel Energy, Inc.                                    2,271,571
                                                         _____________
                                                            36,349,045
                                                         _____________
        Oil, Gas & Consumable Fuels--3.1%
34,126  BP PLC, ADR                                          2,289,855
31,135  Chevron Corp.                                        2,289,357
31,739  ConocoPhillips                                       2,283,621
46,755  Occidental Petroleum Corp.                           2,283,047
32,554  Royal Dutch Shell PLC, ADR                           2,304,497
65,520  TransCanada Corp.                                    2,289,924
                                                         _____________
                                                            13,740,301
                                                         _____________
        Personal Products--0.5%
68,006  Avon Products, Inc.                                  2,246,918
                                                         _____________
        Pharmaceuticals--4.1%
47,181  Abbott Laboratories                                  2,298,187
87,317  Bristol-Myers Squibb Co.                             2,298,183
43,945  Eli Lilly & Co.                                      2,289,535
43,459  GlaxoSmithKline PLC, ADR                             2,292,897
34,667  Johnson & Johnson                                    2,288,715
87,758  Pfizer, Inc.                                         2,272,932
50,076  Sanofi-Aventis, ADR                                  2,312,008
44,804  Wyeth                                                2,281,420
                                                         _____________
                                                            18,333,877
                                                         _____________


                                                         Market
Shares                                                   Value
----------------------------------------------------------------------

        Real Estate Investment Trusts--8.2%
40,071  Archstone-Smith Trust                            $   2,332,533
17,948  AvalonBay Communities, Inc.                          2,334,137
36,171  BRE Properties, Inc., Class A                        2,351,837
47,454  Equity Office                                        2,285,859
45,150  Equity Residential                                   2,291,363
27,628  Federal Realty Investment Trust                      2,348,379
63,652  Health Care Property Investors, Inc.                 2,343,667
45,969  Liberty Property Trust                               2,258,917
45,177  Mack-Cali Realty Corp.                               2,304,027
83,719  New Plan Excel Realty Trust                          2,300,598
58,123  Plum Creek Timber Co., Inc.                          2,316,202
38,302  ProLogis                                             2,327,613
23,992  Public Storage, Inc.                                 2,339,220
22,973  Simon Property Group, Inc.                           2,326,935
72,123  United Dominion Realty Trust, Inc.                   2,292,790
49,534  Weingarten Realty Investors                          2,284,013
                                                         _____________
                                                            37,038,090
                                                         _____________
        Specialty Retail--0.5%
58,257  Home Depot (The), Inc.                               2,339,601
                                                         _____________
        Textiles, Apparel & Luxury Goods--0.5%
27,753  VF Corp.                                             2,277,966
                                                         _____________
        Thrifts & Mortgage Finance--2.5%
74,461  Astoria Financial Corp.                              2,245,744
58,738  Capitol Federal Financial                            2,256,714
33,265  Freddie Mac                                          2,258,693
95,770  Washington Federal, Inc.                             2,253,468
49,585  Washington Mutual, Inc.                              2,255,622
                                                         _____________
                                                            11,270,241
                                                         _____________
        Tobacco--0.5%
46,016  Universal Corp.                                      2,255,244
                                                         _____________
        Total Common Stocks
        (Cost $394,286,477)                                450,630,303

        Total Investments--99.8%
        (Cost $394,286,477)                                450,630,303
        Net Other Assets & Liabilities --0.2%                1,011,760
                                                         _____________
        Net Assets--100.0%                               $ 451,642,063
                                                         =============


ADR     American Depositary Receipt.


Page 46             See Notes to Financial Statements.





                      This page left blank intentionally.





                                                                         Page 47



First Trust Exchange-Traded Fund

Statements of Assets and Liabilities
December 31, 2006

                                                                        First Trust           First Trust
                                                                        Dow Jones Select      Morningstar(R)         First Trust
                                                                        MicroCap              Dividend Leaders(SM)   IPOX-100
                                                                        Index(SM) Fund        Index Fund             Index Fund
                                                                        ________________      ____________________   ______________
ASSETS:

Investments at value                                                    $16,893,260           $74,904,263            $19,961,364
Cash                                                                          4,663                77,365                 13,938
Receivables:
    Capital shares sold                                                          --                    --                     --
    Investment securities sold                                                   --               205,656                     --
    Dividends                                                                16,378               182,899                  9,888
    From investment advisor                                                   2,148                56,715                 20,929
Other assets                                                                     --                 1,996                 63,973
                                                                        ___________           ___________            ___________
    Total Assets                                                         16,916,449            75,428,894             20,070,092
                                                                        ___________           ___________            ___________

LIABILITIES:

Payables:
    Investment securities purchased                                              --                    --                  4,800
    Capital shares purchased                                                     --                    --                     --
    Investment advisory fees                                                  7,127                17,628                  6,771
Accrued expenses and other liabilities                                       44,282               174,044                 77,871
                                                                        ___________           ___________            ___________
    Total Liabilities                                                        51,409               191,672                 89,442
                                                                        ___________           ___________            ___________

NET ASSETS                                                              $16,865,040           $75,237,222            $19,980,650
                                                                        ===========           ===========            ===========

NET ASSETS consist of:
Paid-in capital                                                         $17,542,788           $69,591,037            $19,472,257
Par value                                                                     7,050                32,000                  9,000
Undistributed net investment income/(distributions in excess
   of net investment income)                                                  1,376              (104,804)                 9,633
Accumulated net realized gain (loss) on investments                      (1,605,412)              776,586               (310,908)
Net unrealized appreciation (depreciation) on investments                   919,238             4,942,403                800,668
                                                                        ___________           ___________            ___________
NET ASSETS                                                              $16,865,040           $75,237,222            $19,980,650
                                                                        ===========           ===========            ===========

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)         $23.92                $23.51                 $22.20
                                                                        ===========           ===========            ===========

Number of Common Shares outstanding

(unlimited number of Common Shares has been authorized)                     705,000             3,200,002                900,002
                                                                        ___________           ___________            ___________

Investments at cost                                                     $15,974,022           $69,961,860            $19,160,696
                                                                        ===========           ===========            ===========

Page 48             See Notes to Financial Statements.



 First Trust       First Trust          First Trust      First Trust       First Trust        First Trust          First Trust
 NASDAQ-100        NASDAQ-100-          Amex(R)          Dow Jones         DB                 Value Line(R)        Value Line(R)
 Equal Weighted    Technology Sector    Biotechnology    Internet          Strategic Value    Equity Allocation    Dividend
 Index(SM) Fund    Index(SM) Fund       Index Fund       Index(SM) Fund    Index Fund         Index Fund           Index Fund
 ______________    _________________    _____________    ______________    _______________    _________________    _____________

 $26,237,420       $28,048,691          $29,334,912      $26,019,256       $17,665,971        $18,758,940          $450,630,303
      18,532            12,708                  248           13,468             7,209              1,846               157,518

          --                --            1,177,508        2,256,783                --          4,953,410            30,329,203
          --                --            1,177,178        2,257,626                --            994,374            33,813,910
      10,415             1,819                   --               --            40,067             24,390             1,506,602
       2,983               771               10,970           14,114            48,231             26,011                33,985
          --                --                   63              126                --                 --                30,902
 ___________       ___________          ___________      ___________       ___________        ___________          ____________
  26,269,350        28,063,989           31,700,879       30,561,373        17,761,478         24,758,971           516,502,423
 ___________       ___________          ___________      ___________       ___________        ___________          ____________



          --                --              990,844        2,255,819                --          4,935,688            30,486,122
          --                --            1,177,508        2,256,783                --            996,964            33,699,114
       8,355             9,653               10,091            8,971             7,593              5,106               255,711
     102,894            94,760               84,696           86,752           103,730             28,054               419,413
 ___________       ___________          ___________      ___________       ___________        ___________          ____________
     111,249           104,413            2,263,139        4,608,325           111,323          5,965,812            64,860,360
 ___________       ___________          ___________      ___________       ___________        ___________          ____________

 $26,158,101       $27,959,576          $29,437,740      $25,953,048       $17,650,155        $18,793,159          $451,642,063
 ===========       ===========          ===========      ===========       ===========        ===========          ============


 $26,363,244       $28,474,538          $27,782,798      $24,152,316       $17,253,622        $18,950,414          $396,295,153
      13,000            14,000               12,500           11,500             8,000              9,500               269,380
          --                --                   --               --            17,969             18,537                    --
    (265,748)         (451,843)             (52,552)         (12,767)          (50,971)            (1,625)           (1,266,296)
      47,605           (77,119)           1,694,994        1,801,999           421,535           (183,667)           56,343,826
 ___________       ___________          ___________      ___________       ___________        ___________          ____________
 $26,158,101       $27,959,576          $29,437,740      $25,953,048       $17,650,155        $18,793,159          $451,642,063
 ===========       ===========          ===========      ===========       ===========        ===========          ============

      $20.12            $19.97               $23.55           $22.57            $22.06             $19.78                $16.77
 ===========       ===========          ===========      ===========       ===========        ===========          ============


   1,300,002         1,400,002            1,250,002        1,150,002           800,002            950,002            26,938,000
 ___________       ___________          ___________      ___________       ___________        ___________          ____________

 $26,189,815       $28,125,810          $27,639,918      $24,217,257       $17,244,436        $18,942,607          $394,286,477
 ===========       ===========          ===========      ===========       ===========        ===========          ============


                    See Notes to Financial Statements.                   Page 49




First Trust Exchange-Traded Fund

Statements of Operations


                                                                      First Trust          First Trust
                                                                      Dow Jones Select     Morningstar(R)          First Trust
                                                                      MicroCap             Dividend Leaders(SM)    IPOX-100
                                                                      Index(SM) Fund       Index Fund              Index Fund
                                                                      _________________    ____________________    _________________
                                                                                           For the Period          For the Period
                                                                      For the              March 9, 2006*          April 12, 2006*
                                                                      Year Ended           through                 through
                                                                      December 31, 2006    December 31, 2006       December 31, 2006
                                                                      _________________    ____________________    _________________
INVESTMENT INCOME:
Dividends**                                                           $      200,587       $    1,279,236          $       91,927
                                                                      ______________       ______________          ______________
    Total investment income                                                  200,587            1,279,236                  91,927
                                                                      ______________       ______________          ______________

EXPENSES:

Investment advisory fees                                                     118,834               96,022                  54,862
Audit and tax fees                                                            33,668               31,501                  31,500
Licensing fees                                                                25,033               80,000                  36,027
Legal fees                                                                    18,631               25,001                  25,000
Printing fees                                                                 17,391               29,981                  20,001
Trustees' fees and expenses                                                   17,228                8,350                   4,436
Custodian fees                                                                13,971                5,251                   3,665
Listing fees                                                                  13,794               13,141                   8,878
Accounting and  administration fees                                           11,883               16,004                   6,858
Registration and filing fees                                                   4,033                3,189                   1,404
Transfer agent fees                                                            1,188                1,601                     686
Other expenses                                                                 4,918                6,014                   5,025
                                                                      ______________       ______________          ______________
    Total Expenses                                                           280,572              316,055                 198,342
    Less fees waived and expenses reimbursed by the investment advisor      (137,971)            (172,016)               (116,048)
                                                                      ______________       ______________          ______________
Net Expenses                                                                 142,601              144,039                  82,294
                                                                      ______________       ______________          ______________
NET INVESTMENT INCOME (LOSS)                                                  57,986            1,135,197                   9,633
                                                                      ______________       ______________          ______________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments                                                           (1,562,483)             (66,476)               (318,158)
    In-kind redemptions                                                    5,421,236            1,199,751                (293,835)
                                                                      ______________       ______________          ______________
Net realized gain (loss)                                                   3,858,753            1,133,275                (611,993)

Net change in unrealized appreciation (depreciation) on investments           (4,051)           4,942,403                 800,668
                                                                      ______________       ______________          ______________
Net realized and unrealized gain (loss)                                    3,854,702            6,075,678                 188,675
                                                                      ______________       ______________          ______________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                   $    3,912,688       $    7,210,875          $      198,308
                                                                      ==============       ==============          ==============


*    Inception date.

** Net of foreign withholding taxes of $197 for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund and $46 for the First Trust Value Line(R) Equity Allocation Index Fund.


Page 50           See Notes to Financial Statements.



 First Trust           First Trust           First Trust           First Trust           First Trust           First Trust
 NASDAQ-100            NASDAQ-100-           Amex(R)               Dow Jones             DB Strategic          Value Line(R)
 Equal Weighted        Technology Sector     Biotechnology         Internet              Value                 Equity Allocation
 Index(SM) Fund        Index(SM) Fund        Index Fund            Index(SM) Fund        Index Fund            Index Fund
 _________________     _________________     _________________     _________________     _________________     ____________________
 For the Period        For the Period        For the Period        For the Period        For the Period        For the Period
 April 19, 2006*       April 19, 2006*       June 19, 2006*        June 19, 2006*        July 6, 2006*         December 5, 2006*
 through               through               through               through               through               through
 December 31, 2006     December 31, 2006     December 31, 2006     December 31, 2006     December 31, 2006     December 31, 2006
 _________________     _________________     _________________     _________________     _________________     ____________________

 $     76,389          $     48,174          $         --          $      5,847          $    132,734          $     25,686
 ____________          ____________          ____________          ____________          ____________          ____________
       76,389                48,174                    --                 5,847               132,734                25,686
 ____________          ____________          ____________          ____________          ____________          ____________


       57,302                48,629                52,085                51,591                34,125                 5,106
       31,501                31,501                31,499                31,500                31,500                18,775
       14,325                12,157                10,417                13,151                47,671                 1,532
       25,000                25,000                24,976                24,977                24,974                 1,712
       29,978                25,000                15,001                15,001                20,000                 3,750
        4,400                 3,490                 3,099                 2,869                 1,504                   400
        2,791                 1,670                 1,628                 1,637                 1,153                   128
        7,370                 6,485                 6,850                 6,670                 6,565                   810
        7,163                 6,078                 6,511                 6,449                 3,413                   511
        1,448                 1,210                 1,299                 1,296                   673                   109
          716                   608                   651                   645                   341                    51
        5,035                 5,030                 4,501                 4,500                 4,977                   276
 ____________          ____________          ____________          ____________          ____________          ____________
      187,029               166,858               158,517               160,286               176,896                33,160
     (101,077)              (93,915)              (80,389)              (82,899)             (132,531)              (26,011)
 ____________          ____________          ____________          ____________          ____________          ____________
       85,952                72,943                78,128                77,387                44,365                 7,149
 ____________          ____________          ____________          ____________          ____________          ____________
       (9,563)              (24,769)              (78,128)              (71,540)               88,369                18,537
 ____________          ____________          ____________          ____________          ____________          ____________



     (274,953)             (452,260)              (42,053)               14,519               (53,948)               (1,625)
      796,925               931,040             1,831,373             1,512,844               959,709                30,997
 ____________          ____________          ____________          ____________          ____________          ____________
      521,972               478,780             1,789,320             1,527,363               905,761                29,372

       47,605               (77,119)            1,694,994             1,801,999               421,535              (183,667)
 ____________          ____________          ____________          ____________          ____________          ____________
      569,577               401,661             3,484,314             3,329,362             1,327,296              (154,295)
 ____________          ____________          ____________          ____________          ____________          ____________


 $    560,014          $    376,892          $  3,406,186          $  3,257,822          $  1,415,665          $   (135,758)
 ============          ============          ============          ============          ============          ============

                 See Notes to Financial Statements.                      Page 51


First Trust Exchange-Traded Fund

Statements of Operations


                                                                                                    First Trust
                                                                                                    Value Line(R)
                                                                                                    Dividend
                                                                                                    Index Fund
                                                                            _______________________________________________________
                                                                            For the Period
                                                                            June 1, 2006                 For the Year
                                                                            through                      Ended
                                                                            December 31, 2006*           May 31, 2006*
                                                                            _________________________    ___________________________
INVESTMENT INCOME:
Dividends                                                                   $   10,427,024               $   19,049,591
                                                                            ______________               ______________
    Total investment income                                                     10,427,024                   19,049,591
                                                                            ______________               ______________

EXPENSES:

Investment advisory fees                                                         2,049,926                    3,598,042
Audit and tax fees                                                                  19,162                           --
Audit and legal fees                                                                    --                      134,827
Licensing fees                                                                     336,858                      553,886
Legal fees                                                                          81,363                           --
Printing fees                                                                       48,288                           --
Trustees' fees and expenses                                                         26,164                       40,463
Custodian fees                                                                      47,224                       93,299
Listing fees                                                                        12,808                           --
Accounting and  administration fees                                                272,177                      482,836
Registration and filing fees                                                        14,084                           --
Transfer agent fees                                                                 23,067                           --
Other expenses                                                                      59,581                      243,376
                                                                            ______________               ______________
    Total Expenses                                                               2,990,702                    5,146,729
    Less fees waived and expenses reimbursed by the investment advisor             (33,985)                          --
                                                                            ______________               ______________
Net Expenses                                                                     2,956,717                    5,146,729
                                                                            ______________               ______________
NET INVESTMENT INCOME (LOSS)                                                     7,470,307                   13,902,862
                                                                            ______________               ______________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments                                                                 29,398,380                   48,450,270
    In-kind redemptions                                                         27,415,694                           --
                                                                            ______________               ______________
Net realized gain (loss)                                                        56,814,074                   48,450,270

Net change in unrealized appreciation (depreciation) on investments             10,193,087                  (16,192,745)
                                                                            ______________               ______________
Net realized and unrealized gain (loss)                                         67,007,161                   32,257,525
                                                                            ______________               ______________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                         $   74,477,468               $   46,160,387
                                                                            ==============               ==============


* Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See Note 1 in the Notes to Financial Statements.

Page 52                See Notes to Financial Statements.




First Trust Exchange-Traded Fund

Statements of Changes in Net Assets


                                                                                 First Trust                   First Trust
                                                                                 Dow Jones Select              Morningstar(R)
                                                                                 MicroCap                      Dividend Leaders(SM)
                                                                                 Index(SM) Fund                Index Fund
                                                                ___________________________________________    ____________________
                                                                                        For the Period         For the Period
                                                                For the Year            September 27, 2005*    March 9, 2006*
                                                                Ended                   through                through
                                                                December 31, 2006       December 31, 2005      December 31, 2006
                                                                _____________________   ___________________    ____________________
OPERATIONS:
Net investment income (loss)                                    $       57,986          $       41,212          $   1,135,197
Net realized gain (loss)                                             3,858,753                (107,136)             1,133,275
Net change in unrealized appreciation (depreciation)
     on investments                                                     (4,051)                923,289              4,942,403
                                                                ______________          ______________          _____________
Net increase (decrease) in net assets resulting
     from operations                                                 3,912,688                 857,365              7,210,875
                                                                ______________          ______________          _____________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and in excess of net investment income           (67,080)                (31,372)            (1,240,001)
Net realized gains                                                          --                      --                     --
                                                                ______________          ______________          _____________
Total distribution to shareholders                                     (67,080)                (31,372)            (1,240,001)
                                                                ______________          ______________          _____________

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold                                           37,006,899              38,665,947             82,248,231
Value of shares repurchased                                        (63,479,407)                     --            (12,981,883)
Offering costs                                                              --                      --                     --
                                                                ______________          ______________          _____________
Net increase (decrease) in net assets resulting from
     shareholder transactions                                      (26,472,508)             38,665,947             69,266,348
                                                                ______________          ______________          _____________

Net increase (decrease) in net assets                              (22,626,900)             39,491,940             75,237,222

NET ASSETS:
Beginning of Period                                                 39,491,940                      --                     --
                                                                ______________          ______________          _____________
End of Period                                                   $   16,865,040          $   39,491,940          $  75,237,222
                                                                ==============          ==============          =============
Undistributed net investment income/(distributions in excess
     of net investment income) at end of period                 $        1,376          $        9,834          $    (104,804)
                                                                ==============          ==============          =============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period                              1,905,000                      --                     --
Shares sold                                                          1,700,000               1,905,000              3,800,002
Shares repurchased                                                  (2,900,000)                     --               (600,000)
                                                                ______________          ______________          _____________
Shares outstanding, end of period                                      705,000               1,905,000              3,200,002
                                                                ==============          ==============          =============


*  Inception date.


                     See Notes to Financial Statements.                  Page 53


First Trust Exchange-Traded Fund

Statements of Changes in Net Assets (Continued)


                                                                                        First Trust            First Trust
                                                                First Trust             NASDAQ-100             NASDAQ-100-
                                                                IPOX-100                Equal Weighted         Technology Sector
                                                                Index Fund              Index(SM) Fund         Index(SM) Fund
                                                                ____________________    ___________________    ____________________
                                                                For the Period          For the Period         For the Period
                                                                April 12, 2006*         April 19, 2006*        April 19, 2006*
                                                                through                 through                through
                                                                December 31, 2006       December 31, 2006      December 31, 2006
                                                                _____________________   ___________________    ____________________
OPERATIONS:
Net investment income (loss)                                    $         9,633         $       (9,563)        $       (24,769)
Net realized gain (loss)                                               (611,993)               521,972                 478,780
Net change in unrealized appreciation (depreciation)
     on investments                                                     800,668                 47,605                 (77,119)
                                                                _______________         ______________         _______________
Net increase (decrease) in net assets resulting
     from operations                                                    198,308                560,014                 376,892
                                                                _______________         ______________         _______________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                        --                     --                      --
Net realized gains                                                           --                     --                      --
                                                                _______________         ______________         _______________
Total distribution to shareholders                                           --                     --                      --
                                                                _______________         ______________         _______________

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold                                            43,915,451             32,413,288              33,510,515
Value of shares repurchased                                         (24,133,109)            (6,815,201)             (5,927,831)
Offering costs                                                               --                     --                      --
                                                                _______________         ______________         _______________
Net increase (decrease) in net assets resulting from
     shareholder transactions                                        19,782,342             25,598,087              27,582,684
                                                                _______________         ______________         _______________

Net increase (decrease) in net assets                                19,980,650             26,158,101              27,959,576

NET ASSETS:
Beginning of Period                                                          --                     --                      --
                                                                _______________         ______________         _______________
End of Period                                                   $    19,980,650         $   26,158,101         $    27,959,576
                                                                ===============         ==============         ===============
Undistributed net investment income (loss) at end
     of period                                                  $         9,633         $           --         $            --
                                                                ===============         ==============         ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period                                      --                     --                      --
Shares sold                                                           2,150,002              1,650,002               1,700,002
Shares repurchased                                                   (1,250,000)              (350,000)               (300,000)
                                                                _______________         ______________         _______________
Shares outstanding, end of period                                       900,002              1,300,002               1,400,002
                                                                ===============         ==============         ===============

*   Inception date.

** Results for periods prior to December 18, 2006 are of First Trust Value
   Line(R) Dividend Fund. See Note 1 in the Notes to Financial Statements.


Page 54               See Notes to Financial Statements.



First Trust        First Trust        First Trust         First Trust
Amex(R)            Dow Jones          DB Strategic        Value Line(R)
Biotechnology      Internet           Value               Equity Allocation
Index Fund         Index(SM) Fund     Index Fund          Index Fund               First Trust Value Line(R) Dividend Index Fund
_________________  _________________  _________________   __________________   ____________________________________________________
For the Period     For the Period     For the Period      For the Period       For the Period
June 19, 2006*     June 19, 2006*     July 6, 2006*       December 5, 2006*    June 1, 2006         For the Year    For the Year
through            through            through             through              through              Ended           Ended
December 31, 2006  December 31, 2006  December 31, 2006   December 31, 2006    December 31, 2006**  May 31, 2006**  May 31, 2005**
_________________  _________________  _________________   __________________   ____________________________________________________

$     (78,128)     $     (71,540)     $       88,369      $       18,537       $  7,470,307         $ 13,902,862    $ 13,350,696
    1,789,320          1,527,363             905,761              29,372         56,814,074           48,450,270      44,364,038

    1,694,994          1,801,999             421,535            (183,667)        10,193,087          (16,192,745)     20,049,513
_____________      _____________      ______________      ______________       ____________         ____________    ____________

    3,406,186          3,257,822           1,415,665            (135,758)        74,477,468           46,160,387      77,764,247
_____________      _____________      ______________      ______________       ____________         ____________    ____________


           --                 --             (70,400)                 --         (8,925,194)         (13,527,000)    (11,907,000)
           --                 --                  --                  --        (59,311,848)         (55,080,000)    (29,808,000)
_____________      _____________      ______________      ______________       ____________         ____________    ____________
           --                 --             (70,400)                 --        (68,237,042)         (68,607,000)    (41,715,000)
_____________      _____________      ______________      ______________       ____________         ____________    ____________


   43,126,529         36,616,435          35,100,009          20,920,099         37,030,620                   --              --
  (17,094,975)       (13,921,209)        (18,795,119)         (1,991,182)      (127,887,361)                  --              --
           --                 --                  --                  --                 --                   --         (75,000)(a)
_____________      _____________      ______________      ______________       ____________         ____________    ____________

   26,031,554         22,695,226          16,304,890          18,928,917        (90,856,741)                  --         (75,000)
_____________      _____________      ______________      ______________       ____________         ____________    ____________

   29,437,740         25,953,048          17,650,155          18,793,159        (84,616,315)         (22,446,613)     35,974,247


           --                 --                  --                  --        536,258,378          558,704,991     522,730,744
_____________      _____________      ______________      ______________       ____________         ____________    ____________
$  29,437,740      $  25,953,048      $   17,650,155      $   18,793,159       $451,642,063         $536,258,378    $558,704,991
=============      =============      ==============      ==============       ============         ============    ============

$          --      $          --      $       17,969      $       18,537       $         --         $  1,454,887    $  2,434,224
=============      =============      ==============      ==============       ============         ============    ============


           --                 --                  --                  --         32,400,000           32,400,000      32,400,000
    2,050,002          1,800,002           1,700,002           1,050,002          2,200,000                   --              --
     (800,000)          (650,000)           (900,000)           (100,000)        (7,662,000)                  --              --
_____________      _____________      ______________      ______________       ____________         ____________    ____________
    1,250,002          1,150,002             800,002             950,002         26,938,000           32,400,000      32,400,000
=============      =============      ==============      ==============       ============         ============    ============


(a) During the year ended May 31, 2005, it was determined that actual offering costs from the initial public offering of First Trust
      Value Line(R) Dividend Fund's Common Shares in August 2003 were more than the estimated offering costs by $75,000; therefore, paid-in capital in excess of par value of Common Shares was decreased by this amount.



                      See Notes to Financial Statements.                 Page 55



First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Select MicroCap Index(SM) Fund

                                                                                                    For the Period
                                                                           For the                  September 27, 2005*
                                                                           Year Ended               through
                                                                           December 31, 2006        December 31, 2005
                                                                           _________________        ____________________

Net asset value, beginning of period                                       $       20.73            $       20.00
                                                                           _____________            _____________
Income from Investment Operations:
Net investment income**                                                             0.06                     0.03
Net realized and unrealized gain**                                                  3.19                     0.72
                                                                           _____________            _____________
Total from investment operations                                                    3.25                     0.75
                                                                           _____________            _____________

Distributions paid to shareholders from:
Net investment income                                                              (0.06)                   (0.02)
                                                                           _____________            _____________
Net asset value, end of period                                             $       23.92            $       20.73
                                                                           =============            =============

TOTAL RETURN ***                                                                   15.69%                    3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                       $      16,865            $      39,492
Ratios to average net assets:
Ratio of net expenses to average net assets                                         0.60%                    0.60%+
Ratio of total expenses to average net assets                                       1.18%                    1.44%+
Ratio of net investment income to average net assets                                0.24%                    0.51%+
Portfolio turnover rate ++                                                            20%                       6%



First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

                                                                                                    For the Period
                                                                                                    March 9, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment income**                                                                                      0.59
Net realized and unrealized gain**                                                                           3.52
                                                                                                    _____________
Total from investment operations                                                                             4.11
                                                                                                    _____________

Distributions paid to shareholders from:
Net investment income                                                                               $       (0.60)
                                                                                                    _____________
Net asset value, end of period                                                                      $       23.51
                                                                                                    =============

TOTAL RETURN ***                                                                                            20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      75,237
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.45%+
Ratio of total expenses to average net assets                                                                0.99%+
Ratio of net investment income to average net assets                                                         3.55%+
Portfolio turnover rate ++                                                                                      9%


*     Inception date.
**    Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+     Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

Page 56              See Notes to Financial Statements.


First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust IPOX-100 Index Fund

                                                                                                    For the Period
                                                                                                    April 12, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment income**                                                                                      0.01
Net realized and unrealized loss**                                                                           2.19
                                                                                                    _____________
Total from investment operations                                                                             2.20
                                                                                                    _____________

Net asset value, end of period                                                                      $       22.20
                                                                                                    =============

TOTAL RETURN ***                                                                                            11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      19,981
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.60%+
Ratio of total expenses to average net assets                                                                1.44%+
Ratio of net investment income to average net assets                                                         0.07%+
Portfolio turnover rate ++                                                                                     26%



First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

                                                                                                    For the Period
                                                                                                    April 19, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment loss**                                                                                       (0.01)
Net realized and unrealized gain**                                                                           0.13
                                                                                                    _____________
Total from investment operations                                                                             0.12
                                                                                                    _____________

Net asset value, end of period                                                                      $       20.12
                                                                                                    =============

TOTAL RETURN ***                                                                                             0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      26,158
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.60%+
Ratio of total expenses to average net assets                                                                1.31%+
Ratio of net investment loss to average net assets                                                          (0.07)%+
Portfolio turnover rate ++                                                                                      1%


*     Inception date.
**    Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+     Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


                   See Notes to Financial Statements.                    Page 57



First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                                                                                    For the Period
                                                                                                    April 19, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment loss**                                                                                       (0.03)
Net realized and unrealized gain**                                                                           0.00 (a)
                                                                                                    _____________
Total from investment operations                                                                            (0.03)
                                                                                                    _____________

Net asset value, end of period                                                                      $       19.97
                                                                                                    =============

TOTAL RETURN ***                                                                                            (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      27,960
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.60%+
Ratio of total expenses to average net assets                                                                1.37%+
Ratio of net investment loss to average net assets                                                          (0.20)%+
Portfolio turnover rate ++                                                                                      7%



First Trust Amex(R) Biotechnology Index Fund

                                                                                                    For the Period
                                                                                                    June 19, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment loss**                                                                                       (0.07)
Net realized and unrealized gain**                                                                           3.62
                                                                                                    _____________
Total from investment operations                                                                             3.55
                                                                                                    _____________

Net asset value, end of period                                                                      $       23.55
                                                                                                    =============

TOTAL RETURN ***                                                                                            17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      29,438
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.60%+
Ratio of total expenses to average net assets                                                                1.22%+
Ratio of net investment loss to average net assets                                                          (0.60)%+
Portfolio turnover rate ++                                                                                      4%


*     Inception date.
**    Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+     Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(a)   Amount represents less than $0.01 per share.


Page 58               See Notes to Financial Statements.



First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Internet Index(SM) Fund

                                                                                                    For the Period
                                                                                                    June 19, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment loss**                                                                                       (0.07)
Net realized and unrealized gain**                                                                           2.64
                                                                                                    _____________
Total from investment operations                                                                             2.57
                                                                                                    _____________

Net asset value, end of period                                                                      $       22.57
                                                                                                    =============

TOTAL RETURN ***                                                                                            12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      25,953
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.60%+
Ratio of total expenses to average net assets                                                                1.24%+
Ratio of net investment loss to average net assets                                                          (0.55)%+
Portfolio turnover rate ++                                                                                      4%



First Trust DB Strategic Value Index Fund

                                                                                                    For the Period
                                                                                                    July 6, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment income**                                                                                      0.12
Net realized and unrealized gain**                                                                           2.03
                                                                                                    _____________
Total from investment operations                                                                             2.15
                                                                                                    _____________

Distributions paid to shareholders from:
Net investment income                                                                                       (0.09)
                                                                                                    _____________

Net asset value, end of period                                                                      $       22.06
                                                                                                    =============

TOTAL RETURN ***                                                                                            10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      17,650
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.65%+
Ratio of total expenses to average net assets                                                                2.59%+
Ratio of net investment income to average net assets                                                         1.29%+
Portfolio turnover rate ++                                                                                      4%


*     Inception date.
**    Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+     Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


                See Notes to Financial Statements.                       Page 59



First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Value Line(R) Equity Allocation Index Fund

                                                                                                    For the Period
                                                                                                    December 5, 2006*
                                                                                                    through
                                                                                                    December 31, 2006
                                                                                                    _________________

Net asset value, beginning of period                                                                $       20.00
                                                                                                    _____________
Income from Investment Operations:
Net investment income**                                                                                      0.03
Net realized and unrealized loss**                                                                          (0.25)
                                                                                                    _____________
Total from investment operations                                                                            (0.22)
                                                                                                    _____________

Net asset value, end of period                                                                      $       19.78
                                                                                                    =============

TOTAL RETURN ***                                                                                            (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                                $      18,793
Ratios to average net assets:
Ratio of net expenses to average net assets                                                                  0.70%+
Ratio of total expenses to average net assets                                                                3.25%+
Ratio of net investment income to average net assets                                                         1.82%+
Portfolio turnover rate ++                                                                                      1%


*     Inception date.
**    Based on average shares outstanding.
*** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
+     Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


Page 60             See Notes to Financial Statements.


First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Value Line(R) Dividend Index Fund

                                                For the Period
                                                June 1, 2006           For the Year         For the Year        For the Year
                                                through                Ended                Ended               Ended
                                                December 31, 2006*     May 31, 2006*        May 31, 2005*       May 31, 2004*
                                                __________________     ________________     ________________    ________________

Net asset value, beginning of period            $         16.55        $         17.24      $         16.13     $         14.33(c)
                                                _______________        _______________      _______________     _______________
Income from Investment Operations:
Net investment income                                      0.24 **                0.43                 0.41                0.27
Net realized and unrealized
      gain (loss)                                          2.10 **                1.00                 1.99                1.86
                                                _______________        _______________      _______________     _______________
Total from investment operations                           2.34                   1.43                 2.40                2.13
                                                _______________        _______________      _______________     _______________

Distributions paid to shareholders from:
Net investment income                                     (0.63)                 (0.42)               (0.37)              (0.20)
Net realized gains                                        (1.49)                 (1.70)               (0.92)              (0.11)
                                                _______________        _______________      _______________     _______________
Total distributions to shareholders                       (2.12)                 (2.12)               (1.29)              (0.31)
                                                _______________        _______________      _______________     _______________

Common Shares offering costs charged
      to paid-in capital                                     --                     --                (0.00) #            (0.02)
                                                _______________        _______________      _______________     _______________

Net asset value, end of period                  $         16.77        $         16.55      $         17.24     $         16.13
                                                ===============        ===============      ===============     ===============

TOTAL RETURN                                              14.70%(b)              10.26%(a)            16.05%(a)           15.09%(a)
                                                ===============        ===============      ===============     ===============

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $       451,642        $       536,258      $       558,705     $       522,731
Ratios to average net assets:
Ratio of net expenses to
      average net assets                                   0.93% +                0.93%                0.93%               0.93% +
Ratio of total expenses to
      average net assets                                   0.94% +                0.93%                0.93%               0.93% +
Ratio of net investment income
      to average net assets                                2.36% +                2.51%                2.45%               2.29% +
Portfolio turnover rate ++                                   28%                    58%                  57%                 46%


* The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line Dividend Fund. See Note 1 in the Notes to Financial Statements.
**    Based on average shares outstanding.
#     Amount represents less than $0.01 per share.
(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(b) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line Dividend Fund. See
      Note 1 in the Notes to Financial Statements. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been reimbursed by the investment advisor.
(c)   Net of sales load of $0.675 per Common Share on initial offering.
+     Annualized.
++ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


                  See Notes to Financial Statements.                     Page 61


--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

First Trust Value Line(R) Dividend Fund (the "Predecessor Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund (FVD), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predecessor Fund ceased trading on the AMEX on Friday, December 15, 2006, and FVD began trading on the AMEX on Monday, December 18, 2006 under the ticker symbol "FVD," the same ticker symbol used by the Predecessor Fund. The assets of the Predecessor Fund were transferred to, and the liabilities of the Predecessor Fund were assumed by, FVD in exchange for shares of the Predecessor Fund on a one share for one share basis based upon the net asset value of the Predecessor Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor Fund has been terminated. The historical results of the Predecessor Fund will survive for financial reporting purposes.

The Trust currently consists of ten funds:

First Trust Dow Jones Select MicroCap Index(SM) Fund - (AMEX ticker "FDM")
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund - (AMEX ticker "FDL") First Trust IPOX-100 Index Fund - (AMEX ticker "FPX")
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker "QQEW") First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ ticker "QTEC") First Trust Amex(R) Biotechnology Index Fund - (AMEX ticker "FBT")
First Trust Dow Jones Internet Index(SM) Fund - (AMEX ticker "FDN")
First Trust DB Strategic Value Index Fund - (AMEX ticker "FDV")
First Trust Value Line(R) Equity Allocation Index Fund - (AMEX ticker "FVI") First Trust Value Line(R) Dividend Index Fund - (AMEX ticker "FVD")

Each fund represents a separate series of beneficial interest in the Trust (the "Fund" or "Funds"). The Funds' shares are listed and traded on the American Stock Exchange ("AMEX") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund and the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Funds' fees and expenses) of the following indices:

Fund                                                               Index
First Trust Dow Jones Select MicroCap Index(SM) Fund               The Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund         Morningstar(R) Dividend Leaders(SM) Index
First Trust IPOX-100 Index Fund                                    IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund               NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund            NASDAQ-100-Technology Sector Index(SM)
First Trust Amex(R) Biotechnology Index Fund                       Amex(R) Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                      Dow Jones Internet Composite Index(SM)
First Trust DB Strategic Value Index Fund                          Deutsche Bank CROCI(R) U.S.+ Index(TM)
First Trust Value Line(R) Equity Allocation Index Fund             Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                      Value Line(R) Dividend Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006


A. Portfolio Valuation

Each Fund determines the NAV of its shares daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ(R) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ(R) are valued at the NASDAQ(R) Official Closing Price as determined by NASDAQ(R). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ(R), are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

The Funds may hold publicly-traded master limited partnerships. Distributions from such investments may include a return of capital component.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of the Funds, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the period ended December 31, 2006 were as follows:

                                                                  Distributions           Distributions           Distributions
                                                                  paid from               paid from               paid from
                                                                  Ordinary Income         Capital Gains           Return of Capital
                                                                  ---------------         -------------           -----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund              $      67,080           $         --            $         --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)          630,001                     --                      --
First Trust DB Strategic Value Index Fund                                70,400                     --                      --
First Trust Value Line(R) Dividend Fund                              19,499,734             46,401,234               2,336,074

(A) This amount is as of November 30, 2006, the Fund's tax year end.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006


As of December 31, 2006, the components of distributable earnings on a tax basis for the Funds were as follows:

                                                                     Undistributed              Net Unrealized
                                                                    Ordinary Income       Appreciation/Depreciation
                                                                    ---------------       -------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $         1,376             $     918,307
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)              338,316                 3,799,924
First Trust IPOX-100 Index Fund                                               9,633                   793,519
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                             --                    (5,654)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                          --                   (79,639)
First Trust Amex(R) Biotechnology Index Fund                                     --                 1,642,934
First Trust Dow Jones Internet Index(SM) Fund                                    --                 1,796,423
First Trust DB Strategic Value Index Fund                                    17,969                   415,996
First Trust Value Line(R) Equity Allocation Index Fund                       18,537                  (183,667)
First Trust Value Line(R) Dividend Index Fund                                    --                55,077,530

(A) These amounts are as of November 30, 2006, the Fund's tax year end.

D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

At December 31, 2006 for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                  Capital Loss Available
                                                                       Through 2014
                                                                  ----------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                 $     1,604,481
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (B)                52,755
First Trust IPOX-100 Index Fund                                              303,759
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                          15,480
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                       95,862
First Trust DB Strategic Value Index Fund                                     45,432

(B) This amount is as of November 30, 2006, the Fund's tax year end.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

The following Funds incurred and elected to defer net capital losses as follows:

                                                             Post-October Losses
                                                             -------------------
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund          $      197,009
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              353,461
First Trust Amex(R) Biotechnology Index Fund                             492
First Trust Dow Jones Internet Index(SM) Fund                          7,191
First Trust Value Line(R) Equity Allocation Index Fund                 1,625

In order to present paid-in capital and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended December 31, 2006, the adjustments were as follows:

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006


                                                                   Undistributed        Undistributed
                                                                  Net Investment       Capital Gains/
                                                                   Income (Loss)    (Accumulated Losses)    Paid in Capital
                                                                  --------------    --------------------    ---------------
First Trust Dow Jones Select MicroCap Index(SM) Fund              $          636       $   (5,357,035)      $    5,356,399
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)                --             (356,689)             356,689
First Trust IPOX-100 Index Fund                                               --              301,085             (301,085)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       9,563             (787,720)             778,157
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   24,769             (930,623)             905,854
First Trust Amex(R) Biotechnology Index Fund                              78,128           (1,841,872)           1,763,744
First Trust Dow Jones Internet Index(SM) Fund                             71,540           (1,540,130)           1,468,590
First Trust DB Strategic Value Index Fund                                     --             (956,732)             956,732
First Trust Value Line(R) Equity Allocation Index Fund                        --              (30,997)              30,997
First Trust Value Line(R) Dividend Index Fund                                 --          (23,943,979)          23,943,979

(A) These amounts are as of November 30, 2006, the Fund's tax year end.

E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. First Trust Advisors L.P. ("First Trust") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

Funds                                                           Licensor
First Trust Dow Jones Select MicroCap Index(SM) Fund            Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund      Morningstar, Inc.
First Trust IPOX-100 Index Fund                                 IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund            The Nasdaq Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund         The Nasdaq Stock Market, Inc.
First Trust Amex(R) Biotechnology Index Fund                    American Stock Exchange LLC
First Trust Dow Jones Internet Index(SM) Fund                   Dow Jones & Company, Inc.
First Trust DB Strategic Value Index Fund                       Deutsche Bank AG
First Trust Value Line(R) Equity Allocation Index Fund          Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing, Inc.(R)

The license agreements allow for the use by First Trust of certain trademarks and trade names of the Licensors. The Funds are sub-licensees to the applicable license agreement. The Funds are required to pay licensing fees, which are shown on the Statements of Operations.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust (or the "Advisor") is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios and certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to a monthly fee calculated at the following annual rates:

                                                                 % of Average
                                                               Daily Net Assets
                                                               ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                 0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           0.30%
First Trust IPOX-100 Index Fund                                      0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              0.40%
First Trust Amex(R) Biotechnology Index Fund                         0.40%
First Trust Dow Jones Internet Index(SM) Fund                        0.40%
First Trust DB Strategic Value Index Fund                            0.50%
First Trust Value Line(R) Equity Allocation Index Fund               0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006


The Trust and the Advisor have entered into an Excess Expense Agreement in which the Advisor has agreed to waive fees and/or reimburse the Funds to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceeded the percentage of average daily net assets per year (the "Expense Cap") as shown below:

                                                                Expense Cap
                                                                -----------
First Trust Dow Jones Select MicroCap Index(SM) Fund               0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund         0.45%
First Trust IPOX-100 Index Fund                                    0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund               0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund            0.60%
First Trust Amex(R) Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index(SM) Fund                      0.60%
First Trust DB Strategic Value Index Fund                          0.65%
First Trust Value Line(R) Equity Allocation Index Fund             0.70%
First Trust Value Line(R) Dividend Index Fund                      0.70%

Each Fund's Expense Cap will be in effect for at least two years from its inception date. Expenses borne by the Advisor are subject to reimbursement by the Funds up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Funds if it would result in the Funds exceeding their Expense Cap.

For the period ended December 31, 2006, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitations) were as follows:

                                                                  Advisory Fee Waivers    Expense Reimbursements
                                                                  --------------------    ----------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  $  118,834              $   19,137
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                96,022                  75,994
First Trust IPOX-100 Index Fund                                           54,862                  61,186
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      57,302                  43,775
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   48,629                  45,286
First Trust Amex(R) Biotechnology Index Fund                              52,085                  28,304
First Trust Dow Jones Internet Index(SM) Fund                             51,591                  31,308
First Trust DB Strategic Value Index Fund                                 34,125                  98,406
First Trust Value Line(R) Equity Allocation Index Fund                     5,106                  20,905
First Trust Value Line(R) Dividend Index Fund                                 --                  33,985

The Bank of New York is the administrator, custodian, fund accountant and transfer agent for each Fund.

The Trust paid each Trustee who is not an officer or employee of First Trust or any of its affiliates (the "Independent Trustees") an annual retainer of $10,000 which includes compensation for all board and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Effective June 12, 2006, the Board of Trustees of the Trust unanimously appointed Robert F. Keith to the Board of Trustees and as a member of the Trust's Audit Committee, Valuation Committee and Nominating and Governance Committee.

Prior to December 15, 2006, The First Trust Value Line(R) Dividend Fund paid each Trustee who was not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000, which includes compensation for all board and committee meetings.

Prior to December 15, 2006, for the First Trust Value Line(R) Dividend Fund, First Trust was entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets for its investment advisory services.

Prior to December 15, 2006, PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., served as the First Trust Value Line(R) Dividend Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., served as the Fund's Custodian in accordance with certain fee arrangements.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006


                      4. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2006, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

                                                                   Purchases                  Sales
                                                                   ---------                  -----
First Trust Dow Jones Select MicroCap Index(SM) Fund            $     5,103,916          $     4,827,659
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund            4,075,371                3,758,451
First Trust IPOX-100 Index Fund                                       5,285,947                5,037,932
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    302,246                1,048,308
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               1,234,537                1,490,976
First Trust Amex(R) Biotechnology Index Fund                            905,408                1,083,785
First Trust Dow Jones Internet Index(SM) Fund                         1,475,432                  931,189
First Trust DB Strategic Value Index Fund                               594,230                  950,278
First Trust Value Line(R) Equity Allocation Index Fund                   93,661                   93,289
First Trust Value Line(R) Dividend Index Fund                       152,832,733              214,470,049


For the period ended December 31, 2006, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

                                                                  Purchases                   Sales
                                                                  ---------                   -----
First Trust Dow Jones Select MicroCap Index(SM) Fund            $   36,893,808           $   63,317,504
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund          84,837,178               16,325,513
First Trust IPOX-100 Index Fund                                     43,197,169               23,672,495
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                32,435,462                6,021,557
First Trust NASDAQ-100-Technology Sector Index(SM) Fund             33,571,071                5,667,602
First Trust Amex(R) Biotechnology Index Fund                        42,524,918               16,495,943
First Trust Dow Jones Internet Index(SM) Fund                       36,009,104               13,863,454
First Trust DB Strategic Value Index Fund                           35,141,019               18,446,296
First Trust Value Line(R) Equity Allocation Index Fund              20,899,724                1,986,861
First Trust Value Line(R) Dividend Index Fund                       38,654,187              121,036,911


As of December 31, 2006, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/depreciation on investments were as follows:

                                                                                  Net Unrealized          Gross           Gross
                                                                                  Appreciation/         Unrealized      Unrealized
                                                                   Cost            Depreciation        Appreciation    Depreciation
                                                               ------------       --------------       ------------    ------------
First Trust Dow Jones Select MicroCap Index(SM) Fund           $ 15,974,953       $      918,307       $  1,641,585    $  (723,278)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund       69,976,851            4,927,412          5,230,995       (303,583)
First Trust IPOX-100 Index Fund                                  19,167,845              793,519          1,398,677       (605,158)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund             26,243,074               (5,654)         1,717,779     (1,723,433)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund          28,128,330              (79,639)         1,484,523     (1,564,162)
First Trust Amex(R) Biotechnology Index Fund                     27,691,978            1,642,934          2,619,116       (976,182)
First Trust Dow Jones Internet Index(SM) Fund                    24,222,833            1,796,423          2,694,845       (898,422)
First Trust DB Strategic Value Index Fund                        17,249,975              415,996            767,119       (351,123)
First Trust Value Line(R) Equity Allocation Index Fund           18,942,607             (183,667)           161,044       (344,711)
First Trust Value Line(R) Dividend Index Fund                   395,552,773           55,077,530         60,383,007     (5,305,477)

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006


                                   5. CAPITAL

Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the net asset value per unit of each Fund on the transaction date.

                        6. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the implications of FIN 48 and its impact on the financial statements, which has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 could have on the Funds' financial statement disclosures.

                              7. SUBSEQUENT EVENTS

The Board of Trustees of the Trust adopted a new compensation policy pursuant to which, effective January 1, 2007, the Independent Trustees are paid an annual retainer of $10,000 for each investment company of the First Trust Fund Complex up to a total of 14 investment companies (the "Trustees Compensation I") and an annual retainer of $7,500 for each subsequent investment company added to the First Trust Fund Complex (the "Trustees Compensation II" and together with Trustees Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation shall be divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with board or committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Additionally, Thomas R. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Niel B. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee for each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson are paid by the investment companies in the First Trust Fund Complex and the fees are divided equally among those investment companies.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded Fund, comprising First Trust Dow Jones Select MicroCap(SM) Index Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust IPOX-100 Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Amex(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, and First Trust Value Line(R) Dividend Index Fund (the "Funds"), including the portfolios of investments, as of December 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Exchange-Traded Fund as of December 31, 2006, the results of their operations, changes in its net assets, and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.


/s/  Deloitte & Touche LLP


Chicago, Illinois
February 21, 2007

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2006 (Unaudited)

                      Proxy Voting Policies and Procedures


A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                         Federal Income Tax Information

For the taxable year ended December 31, 2006, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                     Dividends Received Deduction
                                                                     ----------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                             100%
First Trust DB Strategic Value Index Fund                                        100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund*                      100%
First Trust Value Line(R) Dividend Fund (the "Predecessor Fund")                  62%

*Information for the tax year ended November 30, 2006

For the taxable year ended December 31, 2006, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:

                                                                   Qualified Dividend Income
                                                                   -------------------------

First Trust Dow Jones Select MicroCap Index(SM) Fund                          100%
First Trust DB Strategic Value Index Fund                                     100%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund*                   100%
First Trust Value Line(R) Dividend Fund (the "Predecessor Fund")               62%

*Information for the tax year ended November 30, 2006

For the year ended December 31, 2006, the amount of long-term capital gain distributions designated by the First Trust Value Line(R) Dividend Fund (the "Predecessor Fund") was $46,401,234 which is taxable at a 15% rate gain for federal income tax purposes.

                              Advisory Agreements

Board Considerations Regarding Approval of Advisory Contract for the First Trust DB Strategic Value Index Fund

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") for the First Trust DB Strategic Value Index Fund (the "Fund") for an initial two-year term at a meeting held on March 13, 2006. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act") as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust (including the relevant personnel responsible for these services and their experience); the proposed advisory fee as compared to fees charged by investment advisers to comparable funds and as compared to fees charged to other First Trust clients; estimated expenses of the Fund as compared to those of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any;

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2006 (Unaudited)

financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board also applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided under the Agreement, and noted that First Trust employees provide management services to other series of the Trust and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Fund. Since the Fund is newly organized, the Board did not consider investment performance of the Fund, but the Board did consider the one-, three-, five- and seven year and since-inception performance of the applicable index. The Board concluded it was comfortable that First Trust had the capabilities and resources to oversee the operations of the Fund, including the services to be provided by other service providers.

The Trustees also reviewed information showing the advisory fee and estimated expense ratio of the Fund as compared to those of a peer group. They noted that the peer group for the Fund consisted solely of other exchange-traded funds ("ETFs") with characteristics similar to the Fund's, including an ETF for which the underlying portfolio is rebalanced more frequently than annually due to the complexity of the index. The Board considered certain limitations in the comparability of the funds in the peer group. The Board noted the services to be provided by First Trust for the annual advisory fee of 0.50% of the Fund's average daily net assets and that the proposed advisory fee for the Fund was above the median of the advisory fees of the peer group, but was the same as the other ETF whose portfolio is rebalanced more frequently than annually. The Board also considered that First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year for two years. The Trustees noted that expenses borne by First Trust are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by First Trust to funds with investment objectives and policies similar to the Fund's, noting that those fees generally were lower for other ETFs, but higher for non-ETFs, except non-ETFs for which First Trust served as sub-adviser, for which the annual fee usually was 0.35% of average daily net assets, and the Board noted First Trust's statement that the services provided to these funds may not be comparable to those to be provided to the Fund. In light of nature, extent and quality of services to be provided under the Agreement, and in light of First Trust's agreement to waive fees and/or pay Fund expenses for at least two years, the Board determined that the investment advisory fee for the Fund was fair and reasonable.

Finally, the Board noted First Trust's commitment to attempt to analyze whether economies of scale can be realized as Fund assets increase and operations experience is accumulated, and noted that First Trust intended to continue to make investments in infrastructure and personnel. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust, but had agreed to cap the Fund's expenses for two years. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund or other funds of the Trust, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Fund to approve the Agreement. No single factor was determinative in the Board's analysis.

Board Considerations Regarding Approval of Advisory Contract for the First Trust Value Line(R) Equity Allocation Index Fund and the First Trust Value Line(R) Dividend Index Fund

The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust on behalf of the First Trust Value Line(R) Equity Allocation Index Fund and the First Trust Value Line(R) Dividend Index Fund (each a "Fund" and collectively, the "Funds") for an initial two-year term at a meeting held on July 26, 2006. The Board of Trustees determined for each Fund that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2006 (Unaudited)

To reach this determination for each Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees that, among other things, outlined the services to be provided by First Trust (including the relevant personnel responsible for these services and their experience); the proposed advisory fee as compared to fees charged by investment advisers to comparable funds and as compared to fees charged to other First Trust clients; estimated expenses of each Fund as compared to those of comparable funds; the nature of expenses to be incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel with respect to each Fund to discuss the information provided by First Trust. The Board also applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for each Fund, the Board considered the nature, extent and quality of services to be provided under the Agreement, and noted that First Trust employees provide management services to other series of the Trust and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Funds. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Funds. Since each Fund is newly organized, the Board did not consider investment performance of the Funds; however, the Board did consider for each Fund performance information for its applicable index and for a comparable closed-end fund. For the First Trust Value Line(R) Equity Allocation Index Fund, the Board considered the hypothetical return performance of the Value Line(R) Equity Allocation Index(SM) (the "Equity Allocation Index") in comparison to actual returns for certain comparative indices for the period April 30, 2004 through March 31, 2006 (23 months) and also considered the investment performance of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund ("FVI"), a closed-end fund (the board of trustees of which is the same as the Board of the Trust) historically trading at a discount which sought methods to reduce or eliminate its discount, with similar investment goals and policies and the portfolio composition of which was similar to the investment securities comprising the Equity Allocation Index. For the First Trust Value Line(R) Dividend Index Fund, the Board considered the hypothetical return performance of the Value Line(R) Dividend Index(SM) (the "Dividend Index") in comparison to actual returns for certain comparative indices for the period August 29, 2003 through June 30, 2006 (34 months) and also considered the investment performance of First Trust Value Line(R) Dividend Fund ("FVD"), a closed-end fund (the board of trustees of which is the same as the Board of the Trust) historically trading at a discount which sought methods to reduce or eliminate its discount, with similar investment goals and policies and the portfolio composition of which was similar to the investment securities comprising the Dividend Index. The Board considered the reasons for the creation of each Fund as a new series of the Trust, so that the First Trust Value Line(R) Equity Allocation Index Fund could acquire the assets of and effect a reorganization with FVI and the First Trust Value Line(R) Dividend Index Fund could acquire the assets of and effect a reorganization with FVD. The Board concluded it was comfortable that First Trust had the capabilities and resources to oversee the operations of each Fund, including the services to be provided by other service providers.

For each Fund, the Trustees also reviewed information showing the advisory fee and estimated expense ratio of the Fund as compared to those of a peer group. They noted that the peer group for each Fund consisted solely of a small number of other exchange-traded funds ("ETFs") with characteristics similar to the Fund's. The Board noted the services to be provided by First Trust to each Fund for the annual advisory fee of 0.50% of the Fund's average daily net assets. The Board noted that for the First Trust Value Line(R) Equity Allocation Index Fund, the proposed advisory fee for the Fund was the same as the advisory fees of the peer group, but also considered that the fee was below the advisory fee of FVI. The Board noted that for the First Trust Value Line(R) Dividend Index Fund, the proposed advisory fee for the Fund was the highest of the advisory fees of the peer group, but also considered that the fee was below the advisory fee of FVD. The Board also considered that First Trust has agreed to waive fees and/or pay expenses for each Fund to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year for two years. The Trustees noted that expenses borne by First Trust for each Fund are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by First Trust to funds with investment objectives and policies similar to the Funds', noting that those fees generally were similar for other ETFs, but higher for non-ETFs, except non-ETFs for which First Trust served as sub adviser, for which the annual fee usually was 0.35% of average daily net assets, and the Board noted First Trust's statement that the services provided to these funds may not be comparable to

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2006 (Unaudited)

those to be provided to the Funds. In light of the nature, extent and quality of services to be provided to each Fund under the Agreement, and in light of First Trust's agreement to waive fees and/or pay each Fund's expenses in excess of the expense cap for at least two years, the Board determined that the investment advisory fee for each Fund was fair and reasonable.

Finally, the Board noted First Trust's commitment to attempt to analyze whether economies of scale can be realized as each Fund's assets increase and operations experience is accumulated, and noted that First Trust intended to continue to make investments in infrastructure and personnel. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust for either Fund, but had agreed to cap each Fund's expenses for two years. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds or other funds of the Trust, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of each Fund's portfolio.

After discussion of the Agreement for each Fund, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of each Fund to approve the Agreement. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Board of Trustees and Officers - (Unaudited)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006

Information pertaining to the Trustees and Officers* of the Trust is set forth below. The statements of additional information for each Fund include additional information about the Trustees and are available without charge, upon request, by calling (800) 988-5891.

                                                                                           Number of             Other
                                                                                           Portfolios            Trusteeships/
Name, D.O.B., Address and        Term of Office and       Principal Occupation(s)          in Fund Complex       Directorships
Position(s) with the Registrant  Length of Time Served    During Past 5 Years              Overseen by Trustee   Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee     o One year term          Physician; President,            34 portfolios         None
D.O.B. 04/51                     o 1 year, 6 months       Wheaton Orthopedics;
c/o First Trust Advisors L.P.      served                 Co-owner and Co-
1001 Warrenville Road                                     Director, Sports Med
Suite 300                                                 Center for Fitness;
Lisle, IL 60532                                           Limited Partner,
                                                          Gundersen Real Estate
                                                          Partnership

Thomas R. Kadlec, Trustee        o One year term          Vice President and               34 portfolios         None
D.O.B. 11/57                     o 1 year, 6 months       Chief Financial Officer
c/o First Trust Advisors           served                 (1990 to present), ADM
L.P.                                                      Investor Services, Inc.
1001 Warrenville Road                                     (Futures Commission
Suite 300                                                 Merchant); Registered
Lisle, IL 60532                                           Representative (2000 to
                                                          present), Segerdahl &
                                                          Company, Inc., an
                                                          NASD member (Broker-
                                                          Dealer); President,
                                                          ADM Derivatives, Inc.
                                                          (May 2005 to present)

Robert F. Keith, Trustee         o One year term          President, Hibs Enterprises      22 portfolios        None
D.O.B. 03/64                     o 6 months served        (Financial and Management
c/o First Trust Advisors L.P.                             Consulting) (2003 to present);
1001 Warrenville Road                                     Aramark Service Master
Suite 300                                                 Management (2001 to2003);
Lisle, IL 60532                                           President and Chief Operating
                                                          Officer, Service Master
                                                          Management Services (1998
                                                          to 2003)

Niel B. Nielson, Trustee         o One year term          President, Covenant              34 portfolios         Director of Good
D.O.B. 03/54                     o 1 year, 6 months       College (June 2002 to                                  News Publishers-
c/o First Trust Advisors           served                 present); Pastor, College                              Crossway Books;
L.P.                                                      Church in Wheaton                                      Covenant Transport,
1001 Warrenville Road                                     (1997 to June 2002)                                    Inc.
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
Board of Trustees and Officers - (Unaudited) - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006

                                                                                           Number of             Other
                                                                                           Portfolios            Trusteeships/
Name, D.O.B., Address and        Term of Office and       Principal Occupation(s)          in Fund Complex       Directorships
Position(s) with the Registrant  Length of Time Served    During Past 5 Years              Overseen by Trustee   Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee          o One year Trustee       President, First Trust           34 portfolios         Trustee of
President, Chairman of the         term and indefinite    Advisors L.P. and First Trust                          Wheaton College
Board and CEO                      officer term           Portfolios L.P.; Chairman of
D.O.B. 09/55                     o 1 year, 6 months       the Board, BondWave LLC and
1001 Warrenville Road              served                 Stonebridge Advisors LLC
Suite 300
Lisle, IL 60532

----------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley, Treasurer,      o Indefinite term        Chief Financial Officer,         N/A                   N/A
Controller, Chief Financial      o 1 year, 6 months       Managing Director,  First
Officer, Chief Accounting          served                 Trust Advisors L.P. and First
Officer                                                   Trust Portfolios L.P.; Chief
D.O.B. 11/57                                              Financial Officer, BondWave LLC
1001 Warrenville Road                                     and Stonebridge Advisors LLC
Suite 300
Lisle, IL 60532

Kelley Christensen               o Indefinite term        Assistant Vice President,        N/A                   N/A
Vice President                   o Since December         First Trust Portfolios L.P.
D.O.B. 09/70                       10, 2006               and First Trust Advisors L.P.
1001 Warrenville Road
Suite 300

Lisle, IL 60532


James M. Dykas                   o Indefinite term        Vice President, First Trust      N/A                   N/A
Assistant Treasurer              o 1 year, 1 month        Advisors L.P. and First Trust
D.O.B. 01/66                       served                 Portfolios L.P. (January 2005
1001 Warrenville Road                                     to present); Executive Director,
Suite 300                                                 Van Kampen Asset Management and
Lisle, IL 60532                                           Morgan Stanley Investment
                                                          Management (1999-2005)

W. Scott Jardine, Secretary      o Indefinite term       General Counsel, First Trust      N/A                   N/A
and Chief Compliance Officer     o 1 year, 6 months      Advisors L.P.and First Trust
D.O.B. 05/60                       served                Portfolios L.P.; Secretary,
1001 Warrenville Road                                    BondWave LLC and Stonebridge
Suite 300                                                Advisors LLC
Lisle, IL 60532

--------------------------------------------------------------------------------
Board of Trustees and Officers - (Unaudited) - (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2006

                                                                                           Number of             Other
                                                                                           Portfolios            Trusteeships/
Name, D.O.B., Address and        Term of Office and       Principal Occupation(s)          in Fund Complex       Directorships
Position(s) with the Registrant  Length of Time Served    During Past 5 Years              Overseen by Trustee   Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
                                      OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------

Daniel J. Lindquist              o Indefinite term        Senior Vice President, First     N/A                   N/A
Vice President                   o 1 year, 1 month        Trust Advisors L.P.; Vice
D.O.B. 02/70                       served                 President, First Trust
1001 Warrenville Road                                     Portfolios L.P. (April 2004
Suite 300                                                 to present); Chief Operating
Lisle, IL 60532                                           Officer, Mina Capital
                                                          Management, LLC (January
                                                          2004-April 2004);Chief
                                                          Operating Officer, Samaritan
                                                          Asset Management Services,
                                                          Inc. (April 2000-January 2004)

Kristi A. Maher                  o Indefinite term        Assistant General Counsel,       N/A                   N/A
Assistant Secretary              o 1 year, 6 months       First Trust Advisors L.P.
D.O.B. 12/66                       served                 and First Trust Portfolios L.P.
1001 Warrenville Road                                     (March 2004 to present);
Suite 300                                                 Associate, Chapman and Cutler
Lisle, IL 60532                                           LLP (1995-2004)

Roger F. Testin                  o Indefinite term        Senior Vice President,           N/A                   N/A
Vice President                   o 1 year, 6 months       First Trust Advisors L.P.
D.O.B. 06/66                       served                 and First Trust Portfolios
1001 Warrenville Road                                     L.P. (August 2001 to present);
Suite 300                                                 Analyst, Dolan Capital Management
Lisle, IL 60532                                           (1998-2001)

Stan Ueland                      o Indefinite term        Vice President of First Trust    N/A                   N/A
Assistant Vice President         o Since December         Advisors L.P. and First Trust
D.O.B. 11/70                       10, 2006               Portfolios L.P. (August 2005 to
1001 Warrenville Road                                     present); Vice President;
Suite 300                                                 BondWave LLC (May 2004-August
Lisle, IL 60532                                           2005); AccountExecutive, Mina
                                                          Capital Management LLC and
                                                          Samaritan Asset Management LLC
                                                          (January 2003-May 2004); Sales
                                                          Consultant, Oracle Corporation
                                                          (January 1997-January 2003).

--------------------------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Risk Considerations - (Unaudited)
--------------------------------------------------------------------------------

You should consider each Fund's investment objective, risks, and charges and expenses carefully before investing. You can download each Fund's prospectus at ftportfolios.com or contact First Trust Portfolios L.P. at 1-800-621-1675 to request a prospectus, which contains this and other information about the particular Fund. Read it carefully before you invest.

First Trust Portfolios L.P. is the distributor of the First Trust
Exchange-Traded Fund.

Risk Considerations:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of traditional open-end (mutual) funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

The First Trust Dow Jones Select MicroCap Index(SM) Fund will invest in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and the First Trust IPOX-100 Index Fund may be concentrated in stocks of companies in individual sectors. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification.

The First Trust IPOX-100 Index Fund, the First Trust Amex(R) Biotechnology Index Fund and the First Trust Dow Jones Internet Index(SM) Fund will invest in small-cap companies and are subject to additional risks, as the share prices of small-cap companies are often more volatile than those of larger companies.

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust Dow Jones Internet Index(SM) Fund and the First Trust DB Strategic Value Index Fund are concentrated in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust Amex(R) Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust Value Line(R) Equity Allocation Index Fund and the First Trust Value Line(R) Dividend Index Fund may invest in small capitalization and mid capitalization companies. Such companies may experience greater price volatility than larger, more established companies.

Not FDIC Insured           Not Bank Guaranteed       May Lose Value

--------------------------------
First Trust Exchange-Traded Fund
--------------------------------



INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Back Cover

                        FIRST TRUST EXCHANGE-TRADED FUND
                           PART C - OTHER INFORMATION

ITEM 23.     EXHIBITS

EXHIBIT NO.  DESCRIPTION

(a)          Declaration of Trust of Registrant. (1)
(b)          By-Laws of the Registrant. (2)
(c)(1)       Establishment and Designation of Series dated June 10, 2005. (1)
   (2) Amended and Restated Establishment and Designation of Series dated January 23, 2006. (3)
   (3) Amended and Restated Establishment and Designation of Series dated March 13, 2006. (7)
   (4) Amended and Restated Establishment and Designation of Series dated July 26, 2006. (14)
   (5) Amended and Restated Establishment and Designation of Series dated January 17, 2007. (19)
(d)(1)       Investment Management Agreement dated September 24, 2005, as amended. (3)
   (2)       Excess Expense Agreement, as amended. (3)
   (3)       Amendment to Schedule A of the Investment Management Agreement. (6)
   (4)       Amendment to Appendix I of the Excess Expense Agreement. (6)
   (5)       Amendment to Schedule A of the Investment Management Agreement. (7)
   (6)       Amendment to Appendix I of the Excess Expense Agreement. (7)
   (7)       Amendment to Schedule A of the Investment Management Agreement.
             (10)
   (8)       Amendment to Appendix I of the Excess Expense Agreement. (10)
   (9)       Amendment to Schedule A of the Investment Management Agreement.
             (11)
   (10)      Amendment to Appendix I of the Excess Expense Agreement. (11)
   (11)      Amendment to Schedule A of the Investment Management Agreement.
             (14)
   (12) Expense Reimbursement, Fee Waiver and Recovery Agreement dated July 26, 2006. (18)
   (13)      Amendment to Schedule A of the Investment Management Agreement.
             (21)
   (14)      Amendment to Appendix I of the Excess Expense Agreement. (21).
   (15)      Amendment to Schedule A of the Investment Management Agreement.
             (22)
   (16) Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement. (22)
   (17)      Amendment to Schedule A of the Investment Management Agreement.
             (23)
   (18) Amendment to Exhibit A of the Amended and Restated Expense Reimbursement Agreement, Fee Waiver and Recovery Agreement. (23)
(e)(1)       Distribution Agreement dated September 24, 2005, as amended. (3)
   (2)       Amendment to Exhibit A of the Distribution Agreement. (6)
   (3)       Amendment to Exhibit A of the Distribution Agreement. (7)
   (4)       Amendment to Exhibit A of the Distribution Agreement. (10)
   (5)       Amendment to Exhibit A of the Distribution Agreement. (11)
   (6)       Amendment to Exhibit A of the Distribution Agreement. (14)
   (7)       Amendment to Exhibit A of the Distribution Agreement. (21)
   (8)       Amendment to Exhibit A of the Distribution Agreement. (22)
   (9)       Amendment to Exhibit A of the Distribution Agreement. (23)
(f)          Not Applicable.
(g)(1)       Custody Agreement between the Registrant and The Bank of New York.
             (2)
   (2)       Amendment to Schedule II of the Custody Agreement. (3)
   (3)       Amendment to Schedule II of the Custody Agreement. (6)
   (4)       Amendment to Schedule II of the Custody Agreement. (7)
   (5)       Amendment to Schedule II of the Custody Agreement. (10)
   (6)       Amendment to Schedule II of the Custody Agreement. (11)
   (7)       Amendment to Schedule II of the Custody Agreement. (14)
   (8)       Amendment to Schedule II of the Custody Agreement. (21)
(h)(1) Transfer Agency Agreement between the Registrant and The Bank of New York. (2)
   (2) Administration and Accounting Agreement between the Registrant and The Bank of New York. (2)
   (3)       Subscription Agreement. (2)
   (4)       Participant Agreement. (2)
   (5)       Amendment to Exhibit A of the Transfer Agency Agreement. (3)
   (6)       Amendment to Exhibit A of the Administration and Accounting
             Agreement. (3)

   (7)       Amendment to Schedule I of the Participant Agreement. (3)
   (8) Sublicense Agreement by and among the First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, Morningstar, Inc. and First Trust Advisors L.P. dated March 14, 2006. (3)
   (9)       Amendment to Exhibit A of the Transfer Agency Agreement. (6)
   (10)      Amendment to Exhibit A of the Administration and Accounting
             Agreement. (6)
   (11)      Amendment to Schedule I of the Participant Agreement. (6)
   (12) Sublicense Agreement by and among the First Trust IPOX-100 Index Fund, IPOX Schuster LLC and First Trust Advisors L.P. dated April 5, 2006. (6)
   (13)      Amendment to Exhibit A of the Transfer Agency Agreement. (7)
   (14)      Amendment to Exhibit A of the Administration and Accounting
             Agreement. (7)
   (15)      Amendment to Schedule I of the Participant Agreement. (7)
   (16) Sublicense Agreement by and between the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund and First Trust Advisors L.P. dated April 24, 2006. (7)
   (17) Sublicense Agreement by and between the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and First Trust Advisors L.P. dated April 24, 2006. (7)
   (18)      Amendment to Exhibit A of the Transfer Agency Agreement. (10)
   (19) Amendment to Exhibit A of the Administration and Accounting Agreement. (10)
   (20)      Amendment to Schedule I of the Participant Agreement. (10)
   (21) Sublicense Agreement by and among the First Trust Amex(R) Biotechnology Index Fund, the American Stock Exchange LLC and First Trust Advisors L.P. dated June 22, 2006. (10)
   (22) Sublicense Agreement by and among First Trust Dow Jones Internet Index(SM) Fund, Dow Jones & Company, Inc. and First Trust Advisors L.P. dated June 22, 2006. (10)
   (23)      Amendment to Exhibit A of the Transfer Agency Agreement. (11)
   (24) Amendment to Exhibit A of the Administration and Accounting Agreement. (11)
   (25) Form of Participant Agreement with Amendment to Schedule I attached thereto. (11)
   (26) Sublicense Agreement by and among First Trust DB Strategic Value Index Fund, Deutsche Bank AG, London Branch and First Trust Advisors L.P. dated July 11, 2006. (11)
   (27)      Amendment to Exhibit A of the Transfer Agency Agreement. (14)
   (28) Amendment to Exhibit A of the Administration and Accounting Agreement. (14)
   (29)      Amendment to Schedule I of the Participant Agreement. (14)
   (30) Sublicense Agreement by and between First Trust Value Line(R) Equity Allocation Index Fund and First Trust Advisors L.P. dated October 4, 2006. (14)
   (31) Sublicense Agreement by and between First Trust Value Line(R) Dividend Index Fund and First Trust Advisors L.P. dated October 4, 2006. (14)
   (32)      Amendment to Exhibit A of the Transfer Agency Agreement. (21)
   (33) Amendment to Exhibit A of the Administration and Accounting Agreement. (21)
   (34)      Amendment to Schedule I of the Participant Agreement. (21)
   (35) Sublicense Agreement by and between First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund and First Trust Advisors L.P. dated February 7, 2007. (21)
   (36) Sublicense Agreement by and between First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund and First Trust Advisors L.P. dated February 7, 2007. (21)
   (37) Board Administration Services Agreement among PFPC, Inc., First Trust Exchange-Traded Fund and First Trust Exchange-Traded AlphaDEX(TM) Fund dated as of February 15, 2007. (33)
   (38) Sublicense Agreement by and between First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust Advisors L.P. dated February 4, 2007. (22)

   (39) Sublicense Agreement by and between First Trust S&P REIT Index Fund and First Trust Advisors L.P. dated April 26, 2007. (23)
(i)(1)       Opinion and Consent of Chapman and Cutler LLP dated September 26,
             2005. (3)
   (2)       Opinion and Consent of Bingham McCutchen LLP dated September 26,
             2005. (3)
   (3)       Opinion and Consent of Chapman and Cutler LLP dated March 15, 2006.
             (3)
   (4)       Opinion and Consent of Bingham McCutchen LLP dated March 15, 2006.
             (3)
   (5)       Opinion and Consent of Chapman and Cutler LLP dated April 13, 2006.
             (6)
   (6)       Opinion and Consent of Bingham McCutchen LLP dated April 13, 2006.
             (6)
   (7)       Opinion and Consent of Chapman and Cutler LLP dated April 25, 2006.
             (7)
   (8)       Opinion and Consent of Bingham McCutchen LLP dated April 25, 2006.
             (7)
   (9)       Opinion and Consent of Chapman and Cutler LLP dated April 28, 2006.
             (8)
   (10)      Opinion and Consent of Deloitte & Touche LLP dated April 27, 2006.
             (8)
   (11)      Opinion and Consent of Chapman and Cutler LLP dated June 23, 2006.
             (10)
   (12)      Opinion and Consent of Bingham McCutchen LLP dated June 23, 2006.
             (10)
   (13)      Opinion and Consent of Chapman and Cutler LLP dated July 11, 2006.
             (11)
   (14)      Opinion and Consent of Bingham McCutchen LLP dated July 11, 2006.
             (11)
   (15)      Opinion and Consent of Chapman and Cutler LLP dated October 13,
             2006. (14)
   (16)      Opinion and Consent of Bingham McCutchen LLP dated October 13,
             2006. (14)
   (17)      Opinion and Consent of Bingham McCutchen LLP dated October 13,
             2006. (14)
   (18)      Opinion and Consent of Chapman and Cutler LLP dated December 5,
             2006. (16)
   (19) Opinion and Consent of Chapman and Cutler LLP dated December 18, 2006. (17)
   (20) Opinion and Consent of Chapman and Cutler LLP dated February 14, 2007. (21)
   (21)      Opinion and Consent of Bingham McCutchen LLP dated February 14,
             2007. (21)
   (22)      Opinion and Consent of Chapman and Cutler LLP dated March 21, 2007.
             (22)
   (23)      Opinion and Consent of Bingham McCutchen LLP dated March 21, 2007.
             (22)
   (24)      Opinion and Consent of Chapman and Cutler LLP dated April 27, 2007.
             (23)
   (25)      Opinion and Consent of Bingham McCutchen LLP dated April 27, 2007.
             (23)
   (26)      Opinion and Consent of Chapman and Cutler LLP dated April 30, 2007.
             (24)
(j)          Consent of Deloitte & Touche LLP. (24)
(k)          Not Applicable.
(l)          Not Applicable.
(m)(1)       12b-1 Service Plan. (2)
   (2)       Amendment to Exhibit A of the 12b-1 Service Plan. (3)
   (3)       Amendment to Exhibit A of the 12b-1 Service Plan. (6)
   (4)       Amendment to Exhibit A of the 12b-1 Service Plan. (7)
   (5)       Amendment to Exhibit A of the 12b-1 Service Plan. (10)
   (6)       Amendment to Exhibit A of the 12b-1 Service Plan. (11)
   (7)       Amendment to Exhibit A of the 12b-1 Service Plan. (14)
   (8)       Amendment to Exhibit A of the 12b-1 Service Plan. (21)
   (9)       Amendment to Exhibit A of the 12b-1 Service Plan. (22)
   (10)      Amendment to Exhibit A of the 12b-1 Service Plan. (23)
(n)          Not Applicable.
(o)          Not Applicable.
(p)(1)       Code of Ethics of First Trust Advisors L.P. (2)
   (2)       Code of Ethics of First Trust Portfolios L.P. (2)
   (3)       Code of Ethics of First Trust Exchange-Traded Fund. (2)
   (4) First Trust Advisors L.P. Investment Adviser Code of Ethics, amended on May 31, 2006. (9)
   (5)       First Trust Portfolios L.P. Code of Ethics, amended on May 31,
             2006. (9)
   (6)       First Trust Funds Code of Ethics, amended on May 31, 2006. (9)
(q) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing, among others, James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement. (18)

------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 13, 2005.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on September 26, 2005.

(3) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 15, 2006.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 24, 2006.

(5) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 17, 2006.

(6) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 13, 2006.

(7) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 25, 2006.

(8) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 28, 2006.

(9) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 21, 2006.

(10) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on June 23, 2006.

(11) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on July 11, 2006.

(12) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on August 4, 2006.

(13) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on August 10, 2006.

(14) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on October 13, 2006.

(15) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on October 31, 2006.

(16) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on December 5, 2006.

(17) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on December 18, 2006.

(18) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 6, 2007

(19) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 9, 2007.

(20) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 9, 2007.

(21) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on February 14, 2007.

(22) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on March 21, 2007.

(23) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-125751) filed on April 27, 2007.

(24)  Filed herewith.



ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25.   INDEMNIFICATION

         Section 5.3 of the Registrant's Declaration of Trust provides as follows:

         Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                   (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                   (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                 (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                            (A) by vote of a majority of the Disinterested
                  Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                            (B) by written opinion of (i) the then-current legal
                  counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in
         Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         First Trust Advisors L.P. ("First Trust") serves as investment adviser to the Registrant, serves as adviser or sub-adviser to 22 mutual funds, 13 exchange-traded funds and 12 closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

         The principal business of certain of First Trust's principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). FTP's principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

         Information as to other business, profession, vocation or employment during the past two years of the officers and directors of First Trust is as follows:

NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Managing Director/President                  Managing Director/President, FTP; Chairman of the Board
                                                             of Directors, BondWave LLC and Stonebridge Advisors LLC

Ronald D. McAlister, Managing Director                       Managing Director, FTP

Mark R. Bradley, Chief Financial Officer and Managing        Chief Financial Officer and Managing Director, FTP; Chief
Director                                                     Financial Officer, BondWave LLC and Stonebridge Advisors
                                                             LLC

Robert F. Carey, Chief Investment Officer and Senior Vice    Senior Vice President, FTP
President

W. Scott Jardine,  General Counsel                           General Counsel, FTP; Secretary of BondWave LLC and
                                                             Stonebridge Advisors LLC

Kristi A. Maher, Assistant General Counsel                   Assistant General Counsel, FTP

Michelle Quintos, Assistant General Counsel                  Assistant General Counsel, FTP; Associate, 2002 to
                                                             December 2005, Jones Day

R. Scott Hall, Managing Director                             Managing Director, FTP

Andrew S. Roggensack, Managing Director                      Managing Director, FTP

Elizabeth H. Bull, Senior Vice President                     Senior Vice President, FTP

Christopher L. Dixon, Senior Vice President                  Senior Vice President, FTP

Jane Doyle, Senior Vice President                            Senior Vice President, FTP

Jon C. Erickson, Senior Vice President                       Senior Vice President, FTP



NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

Kenneth N. Hass, Senior Vice President                       Senior Vice President, FTP

Jason T. Henry, Senior Vice President                        Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President                   Senior Vice President, FTP

David G. McGarel, Senior Vice President                      Senior Vice President, FTP

Mitchell Mohr, Senior Vice President                         Senior Vice President, FTP

Joseph McDermott, Chief Compliance Officer                   Senior Vice President, FTP since 2006; CCO Driehaus
                                                             Capital Management LLC, Driehaus Securities LLC and
                                                             Driehaus Mutual Funds, January 2004 to April 2006

Robert M. Porcellino, Senior Vice President                  Senior Vice President, FTP

Roger F. Testin, Senior Vice President                       Senior Vice President, FTP

James M. Dykas, Vice President                               Vice President, FTP since January 2005; Executive
                                                             Director, Van Kampen Asset Management and Morgan Stanley
                                                             Investment Management, 1999 to January 2005

James P. Koeneman, Vice President                            Vice President, FTP

Alan M. Rooney, Vice President                               Senior Vice President, FTP

Ronda L. Saeli, Vice President                               Vice President, FTP

Kirk Sims, Vice President                                    Vice President, FTP

Walter E. Stubbings, Jr., Vice President                     Vice President, FTP

Richard S. Swiatek, Vice President                           Vice President, FTP

Michael Zinsky, Vice President                               Vice President, FTP since April 2005; Senior Tax Manager,
                                                             Blackman Kallick, September 2004 through April 2005

Brad Bradley, Assistant Vice President                       Assistant Vice President, FTP

Kelley A. Christensen, Assistant Vice President              Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President                   Assistant Vice President, FTP

Kristen Johanneson, Assistant Vice President                 Assistant Vice President




NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

Lynae Peays, Assistant Vice President                        Assistant Vice President, FTP

Omar Sepulveda, Assistant Vice President                     Assistant Vice President, FTP

John H. Sherren, Assistant Vice President                    Assistant Vice President, FTP

Michael S. Stange, Assistant Vice President                  Assistant Vice President, FTP


ITEM 27.        PRINCIPAL UNDERWRITER

         (a) FTP serves as principal underwriter of the shares of the Registrant and the First Defined Portfolio Fund LLC. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds and the First Trust GNMA. The name of each director, officer and partner of FTP is provided below.

         (b) Positions and Offices with Underwriter.

NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

The Charger Corporation                    General Partner                       None

Grace Partners of DuPage L.P.              Limited Partner                       None

James A. Bowen                             Managing Director/President           President, Chairman of the Board,
                                                                                 Trustee, Chief Executive Officer

Mark R. Bradley                            Chief Financial Officer; Managing     Treasurer, Chief Financial Officer
                                           Director                              and Chief Accounting Officer

Robert W. Bredemeier                       Managing Director                     None

Frank L. Fichera                           Managing Director                     None

Russell J. Graham                          Managing Director                     None

R. Scott Hall                              Managing Director                     None

W.  Scott Jardine                          General Counsel                       Chief Compliance Officer
                                                                                 and Secretary

Kristi A. Maher                            Assistant General Counsel             Assistant Secretary

Michelle Quintos                           Assistant General Counsel             None




NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Ronald D. McAlister                        Managing Director                     None

Richard A. Olson                           Managing Director                     None

Andrew S. Roggensack                       Managing Director                     None

Elizabeth H. Bull                          Senior Vice President                 None

Robert F. Carey                            Senior Vice President                 None

Patricia L. Costello                       Senior Vice President                 None

Christopher L. Dixon                       Senior Vice President                 None

Jane Doyle                                 Senior Vice President                 None

Jon C. Erickson                            Senior Vice President                 None

Kenneth N. Hass                            Senior Vice President                 None

Thomas V. Hendricks                        Senior Vice President                 None

Jason T. Henry                             Senior Vice President                 None

Christian D. Jeppesen                      Senior Vice President                 None

Christopher A. Lagioia                     Senior Vice President                 None

Daniel J. Lindquist                        Senior Vice President                 Vice President

Joseph McDermott                           Senior Vice President                 None

David G. McGarel                           Senior Vice President                 None

Mark R. McHenney                           Senior Vice President                 None

Mitchell Mohr                              Senior Vice President                 None

Paul E. Nelson                             Senior Vice President                 None

Steve R. Nelson                            Senior Vice President                 None

Robert M. Porcellino                       Senior Vice President                 None

Steven R. Ritter                           Senior Vice President                 None

Alan Rooney                                Senior Vice President                 None

Francine Russell                           Senior Vice President                 None




NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Brad A. Shaffer                            Senior Vice President                 None

Brian Sheehan                              Senior Vice President                 None

James J. Simpson                           Senior Vice President                 None

Andrew C. Subramanian                      Senior Vice President                 None

Mark P. Sullivan                           Senior Vice President                 None

Roger F. Testin                            Senior Vice President                 Vice President

Chadwick K. Thorson                        Senior Vice President                 None

Gregory E. Wearsch                         Senior Vice President                 None

Patrick Woelfel                            Senior Vice President                 None

Dan Affetto                                Vice President                        None

Lance Allen                                Vice President                        None

Eric Anderson                              Vice President                        None

Michael Bean                               Vice President                        None

Carlos Barbosa                             Vice President                        None

Rob Biddinger                              Vice President                        None

Mike Britt                                 Vice President                        None

Nathan S. Cassel                           Vice President                        None

Robert E. Christensen                      Vice President                        None

Will Cobb                                  Vice President                        None

Joshua Crosley                             Vice President                        None

Kit Dailey                                 Vice President                        None

Michael Darr                               Vice President                        None

Albert K. Davis                            Vice President                        None

Daren J. Davis                             Vice President                        None

Michael Dawson                             Vice President                        None




NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Sean Degnan                                Vice President                        None

Robert T. Doak                             Vice President                        None

Joel D. Donley                             Vice President                        None

James M. Dykas                             Vice President                        Assistant Treasurer

Brett Egner                                Vice President                        None

Mike Flaherty                              Vice President                        None

Wendy Flaherty                             Vice President                        None

Edward Foley                               Vice President                        None

Don Fuller                                 Vice President                        None

John Gillis                                Vice President                        None

Patrick Good                               Vice President                        None

Matt D. Graham                             Vice President                        None

Matt Griffin                               Vice President                        None

William M. Hannold                         Vice President                        None

Mary Jane Hansen                           Vice President                        None

Vance Hicks                                Vice President                        None

Rick Johnson                               Vice President                        None

Tom Knickerbocker                          Vice President                        None

James P. Koeneman                          Vice President                        None

Thomas E. Kotcher                          Vice President                        None

Daniel Lavin                               Vice President                        None

Michael P. Leyden                          Vice President                        None

Keith L. Litavsky                          Vice President                        None

Stephanie L. Martin                        Vice President                        None

Marty McFadden                             Vice President                        None




NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Sean Moriarty                              Vice President                        None

John O'Sullivan                            Vice President                        None

David Pagano                               Vice President                        None

Brian K. Penney                            Vice President                        None

Blair R. Peterson                          Vice President                        None

Jason Peterson                             Vice President                        None

Tom Powell                                 Vice President                        None

Marisa Prestigiacomo                       Vice President                        None

Craig Prichard                             Vice President                        None

David A. Rieger                            Vice President                        None

Michael Rogers                             Vice President                        None

Paul Rowe                                  Vice President                        None

James Rowlette                             Vice President                        None

Ronda L. Saeli                             Vice President                        None

Jeffrey M. Samuel                          Vice President                        None

Peter H. Sandford                          Vice President                        None

Timothy Schival                            Vice President                        None

Stacy Shearer                              Vice President                        None

Nim Short                                  Vice President                        None

Kirk Sims                                  Vice President                        None

Edward J. Sistowicz                        Vice President                        None

Jonathan L. Steiner                        Vice President                        None

Eric Stoiber                               Vice President                        None

Walter E. Stubbings, Jr.                   Vice President                        None

Terry Swagerty                             Vice President                        None




NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Richard S. Swiatek                         Vice President                        None

Brian Taylor                               Vice President                        None

John Taylor                                Vice President                        None

Kerry Tazakine                             Vice President                        None

Timothy Trudo                              Vice President                        None

Stanley Ueland                             Vice President                        Assistant Vice President

Bryan Ulmer                                Vice President                        None

Barbara E. Vinson                          Vice President                        None

Dan Waldron                                Vice President                        None

Christopher Walsh                          Vice President                        None

Jeff Westergaard                           Vice President                        None

Lewin M. Williams                          Vice President                        None

Michael Zinsky                             Vice President                        None

Jeffrey S. Barnum                          Assistant Vice President              None

Owen Birts III                             Assistant Vice President              None

Toby A. Bohl                               Assistant Vice President              None

Brad Bradley                               Assistant Vice President              None

Kelley A. Christensen                      Assistant Vice President              Vice President

Katie D. Collins                           Assistant Vice President              None

Michael DeBella                            Assistant Vice President              None

Debbie Del Giudice                         Assistant Vice President              None

Chris Fallow                               Assistant Vice President              None

Ann Marie Giudice                          Assistant Vice President              None

Anita K. Henderson                         Assistant Vice President              None

James V. Huber                             Assistant Vice President              None




NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Kristen Johanneson                         Assistant Vice President              None

Daniel C. Keller                           Assistant Vice President              None

Robert J. Madeja                           Assistant Vice President              None

David M. McCammond-Watts                   Assistant Vice President              None

Michelle Parker                            Assistant Vice President              None

Lynae Peays                                Assistant Vice President              None

Debra K. Scherbring                        Assistant Vice President              None

Steve Schwarting                           Assistant Vice President              None

Omar Sepulveda                             Assistant Vice President              None

John H. Sherren                            Assistant Vice President              None

Michael S. Stange                          Assistant Vice President              None

Lee Sussman                                Assistant Vice President              None

Christopher J. Thill                       Assistant Vice President              None

Dave Tweeten                               Assistant Vice President              None

Thomas G. Wisnowski                        Assistant Vice President              None

* All addresses are
1001 Warrenville Road,
Lisle, IL 60532
unless otherwise noted.

         (c)    Not Applicable.

ITEM 28.        LOCATION OF ACCOUNTS AND RECORDS

         First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

         The Bank of New York ("BONY"), 101 Barclay Street, New York, New York 10286, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by First Trust.

         BONY also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

ITEM 29.        MANAGEMENT SERVICES

         Not Applicable.

ITEM 30.        UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lisle, in the State of Illinois, on the 30th day of April, 2007.

                               FIRST TRUST EXCHANGE-TRADED FUND



                               By:
                                   ----------------------------------------
                                   James A. Bowen, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                                                     DATE

/s/ Mark R. Bradley       Treasurer, Controller and Chief
--------------------      Financial and Accounting Officer    April 30, 2007
Mark R. Bradley


/s/ James A. Bowen        President, Chief Executive
---------------------     Officer, Chairman and Trustee       April 30, 2007
James A. Bowen


*/s/ Richard E. Erickson  Trustee        )
------------------------                 )
Richard E. Erickson                      )
                                         )
*/s/ Thomas R. Kadlec     Trustee        )
------------------------                 )       By:   /s/ James A. Bowen
Thomas R. Kadlec                         )             ---------------------
                                         )             James A. Bowen
*/s/ Robert F. Keith      Trustee        )             Attorney-In-Fact
------------------------                 )             April 30, 2007
Robert F. Keith
                                         )
*/s/ Niel B. Nielson      Trustee        )
------------------------                 )
Niel B. Nielson                          )


* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment is filed, were previously executed and filed and are incorporated by reference herein.

                                INDEX TO EXHIBITS


(i)(26) Opinion and Consent of Chapman and Cutler LLP

(j) Consent of Deloitte & Touche LLP